Prospectus	December 16, 2011

Class: A (ACPSX), B (CPBBX), C (CPCFX), R (CPBRX), Y (CPBYX)

Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	4

Fund Management	6
The Adviser(s)	6
Adviser Compensation	6
Portfolio Managers	6

Other Information	6
Sales Charges	6
Dividends and Distributions	7

Benchmark Descriptions	7

Financial Highlights	8

Hypothetical Investment and Expense Information	9

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Core Plus Bond Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None

Other Expenses	0.50	0.50	0.50	0.50	0.50

Total Annual Fund Operating Expenses	1.20	1.95	1.95	1.45	0.95

Fee Waiver and/or Expense Reimbursement[1]	0.45	0.45	0.45	0.45	0.45

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75	1.50	1.50	1.00	0.50

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least June 30, 2013 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B, Class C, Class R and Class Y shares to 0.75%, 1.50%, 1.50%, 1.00% and 0.50%, respectively, of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$548	$751	$1,018	$1,782

Class B	$653	$823	$1,166	$2,004

Class C	$253	$523	$966	$2,200

Class R	$102	$368	$704	$1,655

Class Y	$51	$210	$435	$1,082

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$548	$751	$1,018	$1,782

Class B	$153	$523	$966	$2,004

Class C	$153	$523	$966	$2,200

Class R	$102	$368	$704	$1,655

Class Y	$51	$210	$435	$1,082

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in fixed income securities. The Fund primarily invests its assets in investment grade fixed income securities generally represented by the Barclays Capital U.S. Aggregate Index (the benchmark index) including, corporate bonds, U.S. Treasury and agency securities, mortgage-backed securities, and asset-backed securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund may invest in derivative instruments, specifically credit default swaps and credit default indexes to gain or reduce exposure to an asset class or a particular issuer.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund may enter into credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference debt obligation. Alternatively, the Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

A credit default index is an index of credit default swaps. Credit default indexes allow an investor to gain or reduce exposure to a basket of credit entities in a more efficient manner than transacting in single name credit default swaps.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment

1        Invesco Core Plus Bond Fund

for a fixed interest rate payment based on a specified principal or notional amount.

The Fund may invest in interest rate futures to gain or reduce its exposure to interest rates. An interest rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures are based off an underlying security which is a debt obligation and moves in value as interest rates change.

The Fund may utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. These strategies are implemented within the risk profile of the guidelines set forth in the prospectus.

The Fund engages in dollar roll transactions to enhance the Fund’s return on cash.

The Fund will attempt to maintain (i) a dollar-weighted average portfolio maturity of between three and ten years, and (ii) a duration (the Fund’s price sensitivity to changes in interest rates) of within +/- one year of the benchmark index.

The Fund may invest up to 30% of its total assets in foreign debt securities and up to 20% of its total assets in high yield debt securities (junk bonds). In regard to foreign debt security holdings, up to 30% of the Fund’s total assets may be in developing markets debt securities and up to 20% of the Fund’s total assets may be denominated in currencies other than the U.S. dollar.

The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (specific factors affecting the return on investments in excess of the benchmark) versus its benchmark. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The portfolio managers utilize an appropriate benchmark index in structuring the portfolio. The portfolio managers then decide on risk factors to use in managing the Fund relative to that benchmark. In doing so, the portfolio managers consider recommendations from a team of specialists in positioning the Fund to generate alpha. The portfolio managers generally rely upon a different team of specialists for trade execution and for assistance in determining the most efficient way (in terms of cost-efficiency and selection) to implement those recommendations. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes. The portfolio managers rely on the specialists for adjusting the Fund’s risk exposures and security selection. Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (e.g., duration, yield, curve positioning, sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Developing Markets Securities Risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

Forward Foreign Currency Exchange Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

2        Invesco Core Plus Bond Fund

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

Swaps Risk. Swaps are subject to credit risk and counterparty risk.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): 3.71%
Best Quarter (ended June 30, 2010): 2.80%
Worst Quarter (ended December 31, 2010): -0.99%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	Since
	Year	Inception

Class A shares: Inception (6/3/2009)
Return Before Taxes	1.59%	4.87%
Return After Taxes on Distributions	-0.03	2.95
Return After Taxes on Distributions and Sale of Fund Shares	1.09	3.06

Class B shares: Inception (6/3/2009)	0.86	4.91

Class C shares: Inception (6/3/2009)	4.86	7.36

Class R shares: Inception (6/3/2009)	6.39	7.90

Class Y shares: Inception (6/3/2009)	6.92	8.44

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes) (from 5/31/2009)	6.54	7.05

Lipper Intermediate Investment Grade Debt Funds Index (from 5/31/2009)	8.62	11.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Chuck Burge	Portfolio Manager	2009

Claudia Calich	Portfolio Manager	2009

John Craddock	Portfolio Manager	2010

Peter Ehret	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

3        Invesco Core Plus Bond Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is total return, comprised of current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in fixed income securities. The Fund primarily invests its assets in investment grade fixed income securities generally represented by the Barclays Capital U.S. Aggregate Index (the benchmark index) including, corporate bonds, U.S. Treasury and agency securities, mortgage-backed securities, and asset-backed securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund may invest in derivative instruments, specifically credit default swaps and credit default indexes to gain or reduce exposure to an asset class or a particular issuer.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund may enter into credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference debt obligation. Alternatively, the Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

A credit default index is an index of credit default swaps. Credit default indexes allow an investor to gain or reduce exposure to a basket of credit entities in a more efficient manner than transacting in single name credit default swaps.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

The Fund may invest in interest rate futures to gain or reduce its exposure to interest rates. An interest rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures are based off an underlying security which is a debt obligation and moves in value as interest rates change.

The Fund may utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. These strategies are implemented within the risk profile of the guidelines set forth in the prospectus.

The Fund engages in dollar roll transactions to enhance the Fund’s return on cash.

The Fund will attempt to maintain (i) a dollar-weighted average portfolio maturity of between three and ten years, and (ii) a duration (the Fund’s price sensitivity to changes in interest rates) of within +/- one year of the benchmark index.

The Fund may invest up to 30% of its total assets in foreign debt securities and up to 20% of its total assets in high yield debt securities (junk bonds). In regard to foreign debt security holdings, up to 30% of the Fund’s total assets may be in developing markets debt securities and up to 20% of the Fund’s total assets may be denominated in currencies other than the U.S. dollar.

The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (specific factors affecting the return on investments in excess of the benchmark) versus its benchmark. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The portfolio managers utilize an appropriate benchmark index in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as sector and issuer weightings and duration to use in managing the Fund relative to that benchmark. The portfolio managers then employ proprietary technology to calculate appropriate position sizes for each of these risk factors. In doing so, the portfolio managers consider recommendations from a globally interconnected team of independent, specialist decision makers in positioning the Fund to generate alpha. The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining the most efficient way (in terms of cost-efficiency and security selection) to implement those recommendations. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes. Specialist decision makers employ a bottom-up approach to recommending larger or smaller exposure to specific risk factors. In general specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers rely on these decision makers and market specific specialists for adjusting the Fund’s risk exposures and security selection on a real-time basis using

4        Invesco Core Plus Bond Fund

proprietary communication technology. Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as, duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Developing Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase. Also, in the event the buyer of mortgage-related securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale may be restricted pending a decision whether the Fund is obligated to repurchase mortgage-related securities.

Forward Foreign Currency Exchange Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Certain other transactions may give rise to a form of leverage. Leverage also

5        Invesco Core Plus Bond Fund

exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be reinvested at a lower interest rate.

Swaps Risk. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.11% of Invesco Core Plus Bond Fund’s average daily net assets after fee waiver and/or expense reimbursement.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2010.

■	Claudia Calich, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2004.

■	John Craddock, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.

■	Peter Ehret, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2001.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Core Plus Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading “Category II Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC

6        Invesco Core Plus Bond Fund

periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares dividends from net investment income daily and pays them monthly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment grade debt funds tracked by Lipper.

7        Invesco Core Plus Bond Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/11	$10.75	$0.35	$(0.03)	$0.32	$(0.32)	$(0.15)	$(0.47)	$10.60	3.10%	$225,417	0.75	%(d)	1.20	%(d)	3.27	%(d)	138%
Year ended 08/31/10	10.29	0.37	0.65	1.02	(0.49)	(0.07)	(0.56)	10.75	10.26	7,219	0.87		5.61		3.55		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.58	2,882	0.84	(f)	12.89	(f)	3.47	(f)	43

Class B
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	24,401	1.50	(d)	1.95	(d)	2.52	(d)	138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	954	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	205	1.59	(f)	13.64	(f)	2.72	(f)	43

Class C
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	33,476	1.50	(d)	1.95	(d)	2.52	(d)	138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	844	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	223	1.59	(f)	13.64	(f)	2.72	(f)	43

Class R
Year ended 08/31/11	10.74	0.32	(0.02)	0.30	(0.29)	(0.15)	(0.44)	10.60	2.94	2,301	1.00	(d)	1.45	(d)	3.02	(d)	138
Year ended 08/31/10	10.29	0.34	0.64	0.98	(0.46)	(0.07)	(0.53)	10.74	9.88	153	1.12		5.86		3.30		78
Year ended 08/31/09(e)	10.00	0.08	0.27	0.35	(0.06)	—	(0.06)	10.29	3.51	105	1.09	(f)	13.14	(f)	3.22	(f)	43

Class Y
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	5,234	0.50	(d)	0.95	(d)	3.52	(d)	138
Year ended 08/31/10	10.29	0.40	0.63	1.03	(0.51)	(0.07)	(0.58)	10.74	10.43	144	0.62		5.36		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	126	0.59	(f)	12.64	(f)	3.72	(f)	43

Institutional Class
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	166,656	0.50	(d)	0.66	(d)	3.52	(d)	138
Year ended 08/31/10	10.29	0.40	0.64	1.04	(0.52)	(0.07)	(0.59)	10.74	10.43	115	0.62		5.29		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	104	0.59	(f)	12.68	(f)	3.72	(f)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $390,261,951 and sold of $29,803,473 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $58,690, $6,521, $8,100, $630, $651 and $40,479 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of June 3, 2009.
(f)	Annualized.

8        Invesco Core Plus Bond Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;

■	Your investment has a 5% return before expenses each year;

■	The Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;

■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.75%		0.75%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(0	.70)%	3.52%	7.45%	11.54%	15.77%	20.17%	24.74%	29.48%	34.40%	39.51%
End of Year Balance	$9,929.81		$10,351.83	$10,745.20	$11,153.52	$11,577.35	$12,017.29	$12,473.95	$12,947.96	$13,439.98	$13,950.70
Estimated Annual Expenses	$547.96		$76.06	$126.58	$131.39	$136.39	$141.57	$146.95	$152.53	$158.33	$164.34

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.75%		0.75%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.25%		8.68%	12.81%	17.10%	21.55%	26.17%	30.96%	35.94%	41.10%	46.46%
End of Year Balance	$10,425.00		$10,868.06	$11,281.05	$11,709.73	$12,154.70	$12,616.58	$13,096.01	$13,593.66	$14,110.21	$14,646.40
Estimated Annual Expenses	$76.59		$79.85	$132.89	$137.94	$143.19	$148.63	$154.28	$160.14	$166.22	$172.54

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.50%		1.50%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.20%	1.20%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.50%		7.12%	10.39%	13.76%	17.23%	20.80%	24.49%	28.28%	33.16%	38.22%
End of Year Balance	$10,350.00		$10,712.25	$11,038.97	$11,375.66	$11,722.62	$12,080.16	$12,448.60	$12,828.29	$13,315.76	$13,821.76
Estimated Annual Expenses	$152.63		$157.97	$212.07	$218.54	$225.21	$232.08	$239.16	$246.45	$156.86	$162.83

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.50%		1.50%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.50%		7.12%	10.39%	13.76%	17.23%	20.80%	24.49%	28.28%	32.20%	36.23%
End of Year Balance	$10,350.00		$10,712.25	$11,038.97	$11,375.66	$11,722.62	$12,080.16	$12,448.60	$12,828.29	$13,219.55	$13,622.75
Estimated Annual Expenses	$152.63		$157.97	$212.07	$218.54	$225.21	$232.08	$239.16	$246.45	$253.97	$261.71

Class R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.00%		1.00%	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.00%		8.16%	12.00%	15.98%	20.09%	24.36%	28.77%	33.34%	38.08%	42.98%
End of Year Balance	$10,400.00		$10,816.00	$11,199.97	$11,597.57	$12,009.28	$12,435.61	$12,877.07	$13,334.21	$13,807.57	$14,297.74
Estimated Annual Expenses	$102.00		$106.08	$159.62	$165.28	$171.15	$177.23	$183.52	$190.03	$196.78	$203.76

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.50%		0.50%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.50%		9.20%	13.63%	18.23%	23.02%	28.00%	33.18%	38.58%	44.19%	50.03%
End of Year Balance	$10,450.00		$10,920.25	$11,362.52	$11,822.70	$12,301.52	$12,799.73	$13,318.12	$13,857.51	$14,418.74	$15,002.69
Estimated Annual Expenses	$51.13		$53.43	$105.84	$110.13	$114.59	$119.23	$124.06	$129.08	$134.31	$139.75

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

9        Invesco Core Plus Bond Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund

Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

A-7        The Invesco Funds

How to Redeem Shares

By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined

A-8        The Invesco Funds

from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

A-9        The Invesco Funds

■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.

A-10        The Invesco Funds

■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

A-11        The Invesco Funds

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that

A-13        The Invesco Funds

state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Core Plus Bond Fund
SEC 1940 Act file number: 811-09913

invesco.com/us CPB-PRO-1

Prospectus	December 16, 2011

Class: A (AFRAX), C (AFRCX), R (AFRRX), Y (AFRYX)

Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	4

Fund Management	6
The Adviser(s)	6
Adviser Compensation	6
Portfolio Managers	6

Other Information	6
Sales Charges	6
Dividends and Distributions	7

Benchmark Descriptions	7

Financial Highlights	8

Hypothetical Investment and Expense Information	9

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Floating Rate Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	1.00%	None	None

Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 31 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	C	R	Y

Management Fees	0.63%	0.63%	0.63%	0.63%

Distribution and/or Service (12b-1) Fees	0.25	0.75	0.50	None

Other Expenses	0.11	0.11	0.11	0.11

Interest	0.01	0.01	0.01	0.01

Total Other Expenses	0.12	0.12	0.12	0.12

Total Annual Fund Operating Expenses	1.00	1.50	1.25	0.75

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$349	$560	$789	$1,444

Class C	$253	$474	$818	$1,791

Class R	$127	$397	$686	$1,511

Class Y	$77	$240	$417	$930

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$349	$560	$789	$1,444

Class C	$153	$474	$818	$1,791

Class R	$127	$397	$686	$1,511

Class Y	$77	$240	$417	$930

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments. The Fund also invests from time to time in derivative instruments such as credit default swaps, interest rate swaps, credit-linked notes and collateral loan obligations.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.

Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank’s prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest in credit default swaps to gain or reduce exposure to an asset class or a particular issuer.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund may enter into credit default swaps to create long or short exposure to corporate debt securities or sovereign debt securities. The Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over

1        Invesco Floating Rate Fund

the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference obligation. Alternatively, the Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

The Fund may invest in credit linked notes to gain or reduce exposure to an asset class or a particular issuer. A credit linked note is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. The performance and payment of principal and interest is tied to that of a reference obligation which may be a particular security, basket of securities, credit default swap, basket of credit default swaps, or index.

The Fund may invest all of its assets in floating rate loans and floating rate debt securities that are determined to be below investment grade quality. The Fund may invest all of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers, provided such investments are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.

The Fund may invest up to 20% of its total assets in the following other types of debt obligations or securities: unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. Up to 5% of the Fund’s total assets may be invested in: (i) defaulted or distressed loans; (ii) loans to bankrupt companies; and (iii) subordinated loans. The Fund may invest no more than 15% of its total assets in illiquid securities. The Fund may use leverage through borrowing in an amount of up to 33 1/3% of the Fund’s total assets after such borrowing.

The Fund invests in loans and debt securities as determined by the portfolio managers. The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth. The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or (2) more attractive investment opportunities are found.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Defaulted Securities Risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Floating Rate Risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Industry Focus Risk. To the extent the Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate

2        Invesco Floating Rate Fund

positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Prepayment Risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

Swaps Risk. Swaps are subject to credit risk and counterparty risk.

Performance Information
Prior to April 13, 2006, the Fund operated as a closed-end fund (Closed-End Fund). The Closed-End Fund commenced operations on May 1, 1997, and had the same investment objectives and substantially similar investment policies as the Fund. On April 13, 2006, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the Fund. The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): -1.61%
Best Quarter (ended June 30, 2009): 19.30%
Worst Quarter (ended December 31, 2008): -27.19%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years

Class A shares[1]: Inception (5/1/1997)
Return Before Taxes	7.90%	2.59%	3.24%
Return After Taxes on Distributions	6.08	0.40	1.28
Return After Taxes on Distributions and Sale of Fund Shares	5.08	0.89	1.57

Class C shares[2]: Inception (3/31/2000)	9.16	2.57	3.10

Class R shares[3]: Inception (4/13/2006)	10.41	2.92	3.40

Class Y shares[4]: Inception (10/3/2008)	10.97	3.18	3.54

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	6.54	5.80	5.84

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)[5]	9.97	4.42	4.79

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)[5]	10.17	5.23	5.23

Lipper Loan Participation Funds Category Average	9.33	3.50	4.01

1	On April 13, 2006, the Fund reorganized from a closed-end fund to an open-end fund. Performance shown prior to that date is that of the Closed-End Fund’s Class B shares and includes the management and 12b-1 fees applicable to B shares. The Closed-End Fund’s B share performance reflects any applicable fee waivers or expense reimbursements.
2	On April 13, 2006, the Fund reorganized from a closed-end fund to an open-end fund. Performance shown prior to that date is that of the Closed-End Fund’s Class C shares and includes the management and 12b-1 fees applicable to C shares. The Closed-End Fund’s C share performance reflects any applicable fee waivers or expense reimbursements.
3	Class R shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.
4	Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.
5	The Fund has elected to use the Credit Suisse Leveraged Loan Index as its style specific benchmark because it reflects the Fund’s investment style more appropriately than the S&P/LSTA Leveraged Loan Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Senior Secured Management, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Thomas Ewald	Portfolio Manager (lead)	2006

Gregory Stoeckle	Portfolio Manager	2006

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

3        Invesco Floating Rate Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is total return, comprised of current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments. The Fund also invests from time to time in derivative instruments such as credit default swaps, interest rate swaps, credit-linked notes and collateral loan obligations.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.

Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank’s prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest all of its assets in floating rate loans and floating rate debt securities that are determined to be below investment grade quality by a nationally recognized statistical rating organization, or if unrated, determined by the portfolio managers to be of comparable quality.

The Fund may invest all of its total assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers. The Fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.

The Fund may invest up to 20% of its total assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. Up to 5% of the Fund’s total assets may be invested in defaulted or distressed loans and loans to bankrupt companies. Up to 5% of the Fund’s total assets may also be invested in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid. The Fund may invest no more than 15% of its total assets in illiquid securities.

The Fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the Fund’s total assets after such borrowing.

The Fund may invest in credit default swaps to gain or reduce exposure to an asset class or a particular issuer.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund may enter into credit default swaps to create long or short exposure to corporate debt securities or sovereign debt securities. The Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference obligation. Alternatively, the Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

The Fund may invest in credit linked notes to gain or reduce exposure to an asset class or a particular issuer. A credit linked note is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. The performance and payment of principal and interest is tied to that of a reference obligation which may be a particular security, basket of securities, credit default swap, basket of credit default swaps, or index.

The Fund invests in loans and debt securities as determined by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.

The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth.

The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or

4        Invesco Floating Rate Fund

a lack of access to capital cause the company to fail to meet its planned objectives; or (2) more attractive investment opportunities are found.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Defaulted Securities Risk. The Fund may invest in securities where the issuer has defaulted on the payment of interest and/or principal. Defaulted securities are speculative and involve substantial risks. Generally, the Fund will invest in defaulted securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. There can be no assurance that the Fund will achieve these returns or that the issuer will make an exchange offer. The Fund will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Floating Rate Risk. The terms of the senior secured floating rate loans and debt securities in which the Fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the Fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Fund may not receive payments to which it is entitled.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Industry Focus Risk. To the extent the Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

5        Invesco Floating Rate Fund

Leverage Risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of the loan or security may decline for a period of time. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Prepayment Risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

Swaps Risk. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco Senior Secured Management, Inc. (the Sub-Adviser or Invesco Senior Secured) serves as the Fund’s investment sub-adviser. Invesco Senior Secured, an affiliate of the Adviser, is located at 1166 Avenue of the Americas, New York, New York 10036. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.61% of Invesco Floating Rate Fund’s average daily net assets after fee waiver and/or expense reimbursement.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
Investment decisions for the Fund are made by the investment management team at Invesco Senior Secured. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Thomas Ewald, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2006. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since 2004 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

■	Gregory Stoeckle, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Floating Rate Fund are subject to the maximum 2.50% initial sales charge as listed under the heading “Category IV Initial Sales Charges” in the “Shareholder Account

6        Invesco Floating Rate Fund

Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class C shares are subject to a contingent deferred sales charge (CDSC). For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income.

Dividends
The Fund generally declares dividends from net investment income daily and pays them monthly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S.-dollar-denominated non-investment-grade loans.

Lipper Loan Participation Funds Category Average represents an average of all of the funds in the Lipper Loan Participation Funds category.

S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over the London Interbank Offered Rate (LIBOR) for fully funded term loans.

7        Invesco Floating Rate Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund or Closed-End Fund as applicable (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prior to April 13, 2006 the Fund operated as the Closed-End Fund and financial history prior to that date is that of the Closed-End Fund.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 08/31/11	$7.47	$0.35	$(0.11)	$0.24	$(0.35)	$7.36	3.07%	$450,750	0.99	%(e)(f)	1.00	%(e)(f)	4.53	%(e)	152%
Year ended 08/31/10	7.09	0.40	0.39 (g)	0.79	(0.41)	7.47	11.28 (g)	359,476	1.12	(f)	1.14	(f)	5.34		106
Year ended 08/31/09	7.99	0.41	(0.89)	(0.48)	(0.42)	7.09	(4.97)	218,448	1.24	(f)	1.25	(f)	6.50		52
Year ended 08/31/08	8.67	0.53	(0.68)	(0.15)	(0.53)	7.99	(1.80)	141,803	1.36	(f)	1.37	(f)	6.36		66
Year ended 08/31/07	9.06	0.60	(0.39)	0.21	(0.60)	8.67	2.28	220,449	1.29	(f)	1.30	(f)	6.65		117

Class C
Year ended 08/31/11	7.44	0.31	(0.12)	0.19	(0.31)	7.32	2.41	267,796	1.49	(e)(f)	1.50	(e)(f)	4.03	(e)	152
Year ended 08/31/10	7.06	0.36	0.39 (g)	0.75	(0.37)	7.44	10.75 (g)	189,966	1.62	(f)	1.64	(f)	4.84		106
Year ended 08/31/09	7.97	0.38	(0.90)	(0.52)	(0.39)	7.06	(5.61)	103,975	1.74	(f)	1.75	(f)	6.00		52
Year ended 08/31/08	8.65	0.48	(0.68)	(0.20)	(0.48)	7.97	(2.31)	68,452	1.86	(f)	1.87	(f)	5.86		66
Year ended 08/31/07	9.04	0.56	(0.39)	0.17	(0.56)	8.65	1.76	81,479	1.79	(f)	1.80	(f)	6.15		117

Class R
Year ended 08/31/11	7.49	0.33	(0.12)	0.21	(0.33)	7.37	2.68	1,491	1.24	(e)(f)	1.25	(e)(f)	4.28	(e)	152
Year ended 08/31/10	7.10	0.39	0.39 (g)	0.78	(0.39)	7.49	11.15 (g)	1,080	1.37	(f)	1.39	(f)	5.09		106
Year ended 08/31/09	8.00	0.40	(0.89)	(0.49)	(0.41)	7.10	(5.19)	427	1.49	(f)	1.50	(f)	6.25		52
Year ended 08/31/08	8.66	0.51	(0.66)	(0.15)	(0.51)	8.00	(1.81)	330	1.61	(f)	1.62	(f)	6.11		66
Year ended 08/31/07	9.06	0.58	(0.40)	0.18	(0.58)	8.66	1.91	278	1.54	(f)	1.55	(f)	6.40		117

Class Y
Year ended 08/31/11	7.46	0.37	(0.12)	0.25	(0.37)	7.34	3.19	125,900	0.74	(e)(f)	0.75	(e)(f)	4.78	(e)	152
Year ended 08/31/10	7.07	0.42	0.39 (g)	0.81	(0.42)	7.46	11.72 (g)	93,479	0.87	(f)	0.89	(f)	5.59		106
Year ended 08/31/09(h)	7.29	0.41	(0.24)	0.17	(0.39)	7.07	3.48	20,176	1.00	(f)(i)	1.00	(f)(i)	6.74	(i)	52

Institutional Class
Year ended 08/31/11	7.47	0.38	(0.12)	0.26	(0.37)	7.36	3.40	48,967	0.68	(e)(f)	0.69	(e)(f)	4.84	(e)	152
Year ended 08/31/10	7.09	0.42	0.39 (g)	0.81	(0.43)	7.47	11.65 (g)	37,580	0.79	(f)	0.81	(f)	5.67		106
Year ended 08/31/09	7.99	0.44	(0.89)	(0.45)	(0.45)	7.09	(4.62)	38,720	0.88	(f)	0.89	(f)	6.86		52
Year ended 08/31/08	8.67	0.56	(0.68)	(0.12)	(0.56)	7.99	(1.46)	50,786	1.01	(f)	1.02	(f)	6.71		66
Year ended 08/31/07	9.06	0.63	(0.39)	0.24	(0.63)	8.67	2.62	48,138	0.95	(f)	0.96	(f)	6.99		117

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $479,784, $259,133, $1,450, $139,534 and $65,769 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Ratio includes line of credit expense of 0.01%, 0.02%, 0.02%, 0.06% and 0.02% for the years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008, and August 31, 2007, respectively.
(g)	Includes the impact of the valuation policy on Corporate Loans effective January 1, 2010. Had the policy change not occurred, Net gains on securities (both realized and unrealized) per share would have been $0.33, $0.33, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively, and total returns would have been lower.
(h)	Commencement date of October 3, 2008.
(i)	Annualized.

8        Invesco Floating Rate Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;

■	Your investment has a 5% return before expenses each year;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	1.40%	5.46%	9.67%	14.06%	18.62%	23.37%	28.30%	33.44%	38.77%	44.32%
End of Year Balance	$10,140.00	$10,545.60	$10,967.42	$11,406.12	$11,862.37	$12,336.86	$12,830.33	$13,343.55	$13,877.29	$14,432.38
Estimated Annual Expenses	$349.45	$103.43	$107.57	$111.87	$116.34	$121.00	$125.84	$130.87	$136.10	$141.55

Class A (Without Maximum
Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.00%	8.16%	12.49%	16.99%	21.67%	26.53%	31.59%	36.86%	42.33%	48.02%
End of Year Balance	$10,400.00	$10,816.00	$11,248.64	$11,698.59	$12,166.53	$12,653.19	$13,159.32	$13,685.69	$14,233.12	$14,802.44
Estimated Annual Expenses	$102.00	$106.08	$110.32	$114.74	$119.33	$124.10	$129.06	$134.23	$139.59	$145.18

Class C2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.50%	7.12%	10.87%	14.75%	18.77%	22.93%	27.23%	31.68%	36.29%	41.06%
End of Year Balance	$10,350.00	$10,712.25	$11,087.18	$11,475.23	$11,876.86	$12,292.55	$12,722.79	$13,168.09	$13,628.97	$14,105.99
Estimated Annual Expenses	$152.63	$157.97	$163.50	$169.22	$175.14	$181.27	$187.62	$194.18	$200.98	$208.01

Class R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.75%	7.64%	11.68%	15.87%	20.21%	24.72%	29.39%	34.25%	39.28%	44.50%
End of Year Balance	$10,375.00	$10,764.06	$11,167.71	$11,586.50	$12,021.00	$12,471.79	$12,939.48	$13,424.71	$13,928.13	$14,450.44
Estimated Annual Expenses	$127.34	$132.12	$137.07	$142.21	$147.55	$153.08	$158.82	$164.78	$170.96	$177.37

Class Y	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.25%	8.68%	13.30%	18.11%	23.13%	28.37%	33.82%	39.51%	45.44%	51.62%
End of Year Balance	$10,425.00	$10,868.06	$11,329.96	$11,811.48	$12,313.47	$12,836.79	$13,382.35	$13,951.10	$14,544.02	$15,162.14
Estimated Annual Expenses	$76.59	$79.85	$83.24	$86.78	$90.47	$94.31	$98.32	$102.50	$106.86	$111.40

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in year one for Class C has not been deducted.

9        Invesco Floating Rate Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund

Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

A-7        The Invesco Funds

How to Redeem Shares

By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined

A-8        The Invesco Funds

from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

A-9        The Invesco Funds

■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.

A-10        The Invesco Funds

■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

A-11        The Invesco Funds

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that

A-13        The Invesco Funds

state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Floating Rate Fund
SEC 1940 Act file number: 811-09913

invesco.com/us FLR-PRO-1

Prospectus	December 16, 2011

Class: A (ASRAX), B (SARBX), C (ASRCX), Y (ASRYX)

Invesco Global Real Estate Income Fund

(formerly known as Invesco Select Real Estate Income Fund)

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	4

Fund Management	6
The Adviser(s)	6
Adviser Compensation	6
Portfolio Managers	6

Other Information	6
Sales Charges	6
Dividends and Distributions	6

Benchmark Descriptions	6

Financial Highlights	8

Hypothetical Investment and Expense Information	10

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Global Real Estate Income Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 31 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None

Other Expenses	0.30	0.30	0.30	0.30

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.31	2.06	2.06	1.06

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$676	$942	$1,229	$2,042

Class B	$709	$946	$1,308	$2,197

Class C	$309	$646	$1,108	$2,390

Class Y	$108	$337	$585	$1,294

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$676	$942	$1,229	$2,042

Class B	$209	$646	$1,108	$2,197

Class C	$209	$646	$1,108	$2,390

Class Y	$108	$337	$585	$1,294

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of issuers principally engaged in the real estate industry and other real estate-related investments. The Fund will invest in both equity and debt securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and real estate investment trusts (REITs). Debt securities include corporate debt obligations and commercial mortgage-backed securities. A majority of the REITs in which the Fund invests are generally considered by the Adviser to be small- and mid-cap companies.

In complying with the 80% investment requirement, the Fund may include synthetic instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

It is the Fund’s intention to invest at least 30% of its net assets in equity securities of issuers principally engaged in the real estate industry. The actual percentage of equity securities in the Fund’s portfolio may vary over time based upon the portfolio managers’ assessment of market conditions.

The Fund considers an issuer to be principally engaged in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, financing, management or sale of residential, commercial or industrial real estate. Issuers in the real estate industry may include, but are not limited to, REITs that either own properties or make construction or mortgage loans, real estate developers, issuers with substantial real estate holdings, and other issuers whose products and services are related to the real estate industry. Other real estate related investments may include, but are not limited to, commercial or residential mortgage-backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry.

The Fund may invest up to 30% of its net assets in non-investment grade securities including non-investment grade preferred stocks and

1        Invesco Global Real Estate Income Fund

convertible preferred securities and non-investment grade debt securities (commonly known as “junk bonds”).

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the Fund’s net assets.

The Fund invests, under normal circumstances, in issuers in at least three different countries, including the U.S. The Fund may invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The Fund may invest up to 15% of its net assets in illiquid securities.

The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives. Specific factors that are evaluated in the investment process include: (i) forecasted occupancy and rental rates; (ii) property locations; (iii) underlying asset quality; (iv) management and issuer depth and skill; (v) alignment of interests, (e.g., share ownership by management); (vi) overall debt levels; (vii) fixed charge coverage and debt service capacity; (viii) dividend growth potential; and (ix) relative value and risk versus alternative investments. The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the Fund. The portfolio managers will consider selling a security if: (1) its relative yield and/or valuation deviates from desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Debt Securities Risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

Developing Markets Securities Risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company

2        Invesco Global Real Estate Income Fund

carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Short Sales Risk. Short sales may cause the Fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

Performance Information
Prior to March 12, 2007, the Fund operated as a closed-end fund (Closed-End Fund). The Closed-End Fund commenced operations on May 31, 2002, and had the same investment objective and substantially similar investment policies as the Fund. On March 12, 2007, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the Fund. The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): -1.10%
Best Quarter (ended September 30, 2009): 24.14%
Worst Quarter (ended December 31, 2008): -26.74%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	Since
	Year	Years	Inception

Class A shares[1]: Inception (5/31/2002)
Return Before Taxes	12.10%	3.32%	9.37%
Return After Taxes on Distributions	10.63	-0.64	5.59
Return After Taxes on Distributions and Sale of Fund Shares	7.81	1.43	6.58

Class B shares[2]: Inception (3/9/2007)	12.85	3.46	9.05

Class C shares[2]: Inception (3/9/2007)	16.85	3.62	9.05

Class Y shares[3]: Inception (10/3/2008)	19.03	4.57	10.13

MSCI World IndexSM(from 5/31/2002)[4]	11.76	2.43	5.28

S&P 500® Index (reflects no deduction for fees, expenses or taxes) (from 5/31/2002)[4]	15.08	2.29	3.97

Custom Global Real Estate Income Index (reflects no deduction for fees, expenses or taxes) (from 5/31/2002)[4]	25.73	6.17	9.45

Custom Select Real Estate Income Index (reflects no deduction for fees, expenses or taxes) (from 5/31/2002)[4]	25.73	6.17	9.45

Lipper Global Real Estate Funds Category Average (from 5/31/2002)[4]	18.84	1.39	9.58

Lipper Real Estate Funds Index (from 5/31/2002)[4]	23.19	1.83	8.94

1	On March 12, 2007, the Fund reorganized from a closed-end fund to an open-end fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares. The Closed-End Fund’s Common share performance reflects any applicable fee waivers or expense reimbursements.
2	Class B and Class C shares’ performance shown prior to the inception date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B and Class C shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.
3	Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.
4	The Fund has elected to use the MSCI World Index as its broad-based securities market benchmark, the Custom Global Real Estate Income Index as its style specific benchmark and the Lipper Global Real Estate Funds Category Average as its peer group benchmark because those indices reflect the Fund’s investment style more appropriately than the S&P 500® Index, the Custom Select Real Estate Income Index and the Lipper Real Estate Funds Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Joe Rodriguez, Jr.	Portfolio Manager (lead)	2007

Mark Blackburn	Portfolio Manager	2007

Paul Curbo	Portfolio Manager	2007

Darin Turner	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

3        Invesco Global Real Estate Income Fund

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is current income and, secondarily, capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of issuers principally engaged in the real estate industry and other real estate-related investments. The Fund will invest in both equity and debt securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and real estate investment trusts (REITs). Debt securities include corporate debt obligations and commercial mortgage-backed securities. A majority of the REITs in which the Fund invests are generally considered by the Adviser to be small- and mid-cap companies.

In complying with the 80% investment requirement, the Fund may include synthetic instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

It is the Fund’s intention to invest at least 30% of its net assets in equity securities of issuers principally engaged in the real estate industry. The actual percentage of equity securities in the Fund’s portfolio may vary over time based upon the portfolio managers’ assessment of market conditions.

The Fund considers an issuer to be principally engaged in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, financing, management or sale of residential, commercial or industrial real estate. Issuers in the real estate industry may include, but are not limited to, REITs that either own properties or make construction or mortgage loans, real estate developers, issuers with substantial real estate holdings, and other issuers whose products and services are related to the real estate industry. Other real estate related investments may include, but are not limited to, commercial or residential mortgage-backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry.

The Fund may invest up to 30% of its net assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred securities and non-investment grade debt securities (commonly known as “junk bonds”).

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the Fund’s net assets.

The Fund invests, under normal circumstances, in issuers in at least three different countries, including the U.S. The Fund may invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The Fund may invest up to 15% of its net assets in illiquid securities.

The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives. Specific factors that are evaluated in the investment process include: (i) forecasted occupancy and rental rates; (ii) property locations; (iii) underlying asset quality; (iv) management and issuer depth and skill; (v) alignment of interests, (e.g., share ownership by management); (vi) overall debt levels; (vii) fixed charge coverage and debt service capacity; (viii) dividend growth potential; and (ix) relative value and risk versus alternative investments. The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the Fund. The portfolio managers will consider selling a security if: (1) its relative yield and/or valuation deviates from desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be

4        Invesco Global Real Estate Income Fund

invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Debt Securities Risk. The Fund may invest a portion of its assets in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.

Developing Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Short Sales Risk. If the Fund sells short a security that it does not own and the security increases in value, the Fund will pay a higher price to repurchase the security. The more the Fund pays, the more it will lose on the transaction, which adversely affects its share price. As there is no

5        Invesco Global Real Estate Income Fund

limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.75% of Invesco Global Real Estate Income Fund’s average daily net assets after fee waiver and/or expense reimbursement.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Joe Rodriguez, Jr., (lead manager), Portfolio Manager, who has been responsible for the Fund since 2007. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since inception and has been associated with Invesco and/or its affiliates since 1990.

■	Mark Blackburn, Portfolio Manager, who has been responsible for the Fund since 2007. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since inception and has been associated with Invesco and/or its affiliates since 1998.

■	Paul Curbo, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco and/or its affiliates since 1998.

■	Darin Turner, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2005.

The lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Global Real Estate Income Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, quarterly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Custom Global Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Global Real Estate Income Fund, is composed of the following indexes: FTSE EPRA/NAREIT Developed Real Estate Index (50%) and Wells Fargo Hybrid and Preferred Securities REIT Index (50%).

Custom Select Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Select Real Estate Income Fund, is composed of the following indexes: FTSE NAREIT All Equity REITs Index (50%) and Wachovia Hybrid and Preferred Securities Index (50%).

Lipper Global Real Estate Funds Category Average represents an average of all funds in the Lipper Global Real Estate Funds category.

Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

6        Invesco Global Real Estate Income Fund

MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

7        Invesco Global Real Estate Income Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund or Closed-End Fund as applicable (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prior to March 12, 2007 the Fund operated as the Closed-End Fund and financial history prior to that date is that of the Closed-End Fund.

	Class A*
									Eight months ended		Year ended
	Year ended August 31,								August 31,		December 31,
	2011		2010		2009		2008		2007		2006

Net asset value, beginning of period	$7.77		$6.62		$8.38		$16.27		$17.35		$17.49

Net investment income	0.32	(a)	0.28	(a)	0.27	(a)	0.42	(a)	0.44	(a)	0.86

Net gains (losses) on securities (both realized and unrealized)	0.61		1.14		(1.75)		(1.54)		(1.54)		3.88

Less distributions paid to preferred shareholders of Closed-End Fund from net investment income(b)	N/A		N/A		N/A		N/A		N/A		(0.20)

Total from investment operations	0.93		1.42		(1.48)		(1.12)		(1.10)		4.54

Less distributions from:
Dividends from net investment income	(0.31)		(0.27)		(0.28)		(0.65)		(0.38)		(0.89)

Distributions from net realized gains	—		—		—		(6.18)		(0.09)		(3.84)

Total distributions	(0.31)		(0.27)		(0.28)		(6.83)		(0.47)		(4.73)

Increase from common shares of Closed-End Fund repurchased	N/A		N/A		N/A		N/A		—		0.05

Redemption fees added to shares of beneficial interest	—		—		—		0.06		0.49		N/A

Net asset value, end of period	$8.39		$7.77		$6.62		$8.38		$16.27		$17.35

Market value, end of period	N/A		N/A		N/A		N/A		N/A		$16.67

Total return at net asset value	12.11	%(c)	21.85	%(c)	(17.12	)%(c)	(7.47	)%(c)(d)	(3.59	)%(c)(d)	29.15	%(e)

Total return at market value	N/A		N/A		N/A		N/A		N/A		44.88	%(e)

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$203,100		$147,568		$94,979		$111,529		$224,000		$678,394

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.30	%(f)	1.37%		1.73%		1.32%		1.08	%(g)	0.96	%(h)

Without fee waivers and/or expense reimbursements	1.30	%(f)	1.38%		1.74%		1.33%		1.23	%(g)	1.33	%(h)

Ratio of net investment income to average net assets	3.83	%(f)	3.93%		4.83%		3.91%		3.82	%(g)	4.59	%(h)

Ratio of distributions to preferred shareholders of Closed-End Fund to average net applicable to common shares of Closed-End Fund	N/A		N/A		N/A		N/A		N/A		1.30	%(g)

Portfolio turnover rate(i)	101%		77%		59%		73%		24%		23%

*	Prior to March 12, 2007, the Fund operated as a Closed-End Fund. On such date, holders of common shares of Closed-End Fund received Class A shares of the Fund equal to the number of Closed-End Fund common shares they owed prior to the Reorganization.
(a)	Calculated using average shares outstanding.
(b)	Based on average number of common shares outstanding of Closed-End Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.
(e)	Total return at net asset value includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares’ value of closed-end over the period indicated, taking into account dividends as reinvested. Total return at market value is computed based upon the New York Stock Exchange market price of the Fund’s common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(f)	Ratios are based on average daily net assets (000’s omitted) of $176,396.
(g)	Annualized.
(h)	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on investments made with assets applicable to preferred shares of Closed-End Fund.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8        Invesco Global Real Estate Income Fund

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset		on securities			Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both		Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and		investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)		operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class B
Year ended 08/31/11	$7.75	$0.26	$0.59		$0.85	$(0.24)	$—	$(0.24)	$8.36	11.15%	$1,772	2.05	%(d)	2.05	%(d)	3.08	%(d)	101%
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75	21.02	1,676	2.12		2.13		3.18		77
Year ended 08/31/09	8.37	0.23	(1.77)		(1.54)	(0.23)	—	(0.23)	6.60	(17.91)	680	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.28	(1.40	)(e)	(1.12)	(0.56)	(6.18)	(6.74)	8.37	(8.01)	1,126	2.07		2.08		3.16		73
Year ended 08/31/07(f)	17.34	0.22	(1.09	)(e)	(0.87)	(0.24)	—	(0.24)	16.23	(5.10)	162	2.04	(g)	2.04	(g)	2.86	(g)	24

Class C
Year ended 08/31/11	7.75	0.26	0.59		0.85	(0.24)	—	(0.24)	8.36	11.15	26,511	2.05	(d)	2.05	(d)	3.08	(d)	101
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75	21.02	16,692	2.12		2.13		3.18		77
Year ended 08/31/09	8.38	0.23	(1.78)		(1.55)	(0.23)	—	(0.23)	6.60	(18.00)	4,296	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.29	(1.40	)(e)	(1.11)	(0.56)	(6.18)	(6.74)	8.38	(7.90)	1,932	2.07		2.08		3.16		73
Year ended 08/31/07(f)	17.34	0.22	(1.09	)(e)	(0.87)	(0.24)	—	(0.24)	16.23	(5.10)	356	2.04	(g)	2.04	(g)	2.86	(g)	24

Class Y
Year ended 08/31/11	7.75	0.34	0.60		0.94	(0.33)	—	(0.33)	8.36	12.28	26,139	1.05	(d)	1.05	(d)	4.08	(d)	101
Year ended 08/31/10	6.60	0.31	1.13		1.44	(0.29)	—	(0.29)	7.75	22.21	22,047	1.12		1.13		4.18		77
Year ended 08/31/09(f)	7.15	0.26	(0.63)		(0.37)	(0.18)	—	(0.18)	6.60	(4.23)	2,755	1.53	(g)	1.53	(g)	5.03	(g)	59

Institutional Class
Year ended 08/31/11	7.76	0.35	0.61		0.96	(0.34)	—	(0.34)	8.38	12.52	35,777	0.96	(d)	0.96	(d)	4.17	(d)	101
Year ended 08/31/10	6.62	0.32	1.13		1.45	(0.31)	—	(0.31)	7.76	22.27	37,711	0.92		0.93		4.38		77
Year ended 08/31/09	8.39	0.31	(1.77)		(1.46)	(0.31)	—	(0.31)	6.62	(16.75)	33,753	1.11		1.12		5.45		59
Year ended 08/31/08	16.27	0.37	(1.37	)(e)	(1.00)	(0.70)	(6.18)	(6.88)	8.39	(6.91)	12,696	0.88		0.89		4.35		73
Year ended 08/31/07(f)	17.34	0.32	(1.09	)(e)	(0.77)	(0.30)	—	(0.30)	16.27	(4.53)	10	0.89	(g)	0.89	(g)	4.01	(g)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,890, $22,336, $25,588 and $38,078 for Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008. Redemption fees added to shares of beneficial interest for Class B, Class C and Institutional Class shares were $0.05, $0.05 and $0.04 per share and $0.47, $0.47 and $0.48 per share for the year ended August 31, 2008 and the eight months ended August 31, 2007, respectively.
(f)	Commencement date of March 9, 2007 for Class B, Class C and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

9        Invesco Global Real Estate Income Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;

■	Your investment has a 5% return before expenses each year;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.31%		1.31%	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(2	.01)%	1.60%	5.35%	9.24%	13.27%	17.45%	21.78%	26.28%	30.94%	35.77%
End of Year Balance	$9,798.71		$10,160.28	$10,535.19	$10,923.94	$11,327.03	$11,745.00	$12,178.39	$12,627.77	$13,093.74	$13,576.90
Estimated Annual Expenses	$676.08		$130.73	$135.56	$140.56	$145.74	$151.12	$156.70	$162.48	$168.48	$174.69

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.31%		1.31%	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.69%		7.52%	11.48%	15.60%	19.86%	24.29%	28.87%	33.63%	38.56%	43.67%
End of Year Balance	$10,369.00		$10,751.62	$11,148.35	$11,559.72	$11,986.28	$12,428.57	$12,887.19	$13,362.72	$13,855.81	$14,367.09
Estimated Annual Expenses	$133.42		$138.34	$143.44	$148.74	$154.23	$159.92	$165.82	$171.94	$178.28	$184.86

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.06%		2.06%	2.06%	2.06%	2.06%	2.06%	2.06%	2.06%	1.31%	1.31%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.94%		5.97%	9.08%	12.29%	15.59%	18.99%	22.49%	26.09%	30.74%	35.56%
End of Year Balance	$10,294.00		$10,596.64	$10,908.18	$11,228.89	$11,559.01	$11,898.85	$12,248.68	$12,608.79	$13,074.05	$13,556.48
Estimated Annual Expenses	$209.03		$215.17	$221.50	$228.01	$234.72	$241.62	$248.72	$256.03	$168.22	$174.43

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.06%		2.06%	2.06%	2.06%	2.06%	2.06%	2.06%	2.06%	2.06%	2.06%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.94%		5.97%	9.08%	12.29%	15.59%	18.99%	22.49%	26.09%	29.79%	33.61%
End of Year Balance	$10,294.00		$10,596.64	$10,908.18	$11,228.89	$11,559.01	$11,898.85	$12,248.68	$12,608.79	$12,979.49	$13,361.08
Estimated Annual Expenses	$209.03		$215.17	$221.50	$228.01	$234.72	$241.62	$248.72	$256.03	$263.56	$271.31

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.06%		1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.94%		8.04%	12.29%	16.72%	21.31%	26.09%	31.06%	36.23%	41.59%	47.17%
End of Year Balance	$10,394.00		$10,803.52	$11,229.18	$11,671.61	$12,131.47	$12,609.45	$13,106.27	$13,622.65	$14,159.39	$14,717.27
Estimated Annual Expenses	$108.09		$112.35	$116.77	$121.37	$126.16	$131.13	$136.29	$141.66	$147.24	$153.05

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

10        Invesco Global Real Estate Income Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund

Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

A-7        The Invesco Funds

How to Redeem Shares

By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined

A-8        The Invesco Funds

from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

A-9        The Invesco Funds

■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.

A-10        The Invesco Funds

■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

A-11        The Invesco Funds

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that

A-13        The Invesco Funds

state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Global Real Estate Income Fund
SEC 1940 Act file number: 811-09913

invesco.com/us GREI-PRO-1

Prospectus	December 16, 2011

Class: A (SCAUX), B (SBCUX), C (SCCUX), Investor (SCNUX), R (SCRUX), Y (SCAYX)

Invesco Structured Core Fund

(Effective March 1, 2012, Invesco Structured Core Fund will be known as Invesco U.S. Quantitative Core Fund.)

Invesco Structured Core Fund’s investment objective is long-term growth of capital.

Investor Class shares offered by this prospectus are offered only to grandfathered investors.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	5
The Adviser(s)	5
Adviser Compensation	5
Portfolio Managers	5

Other Information	5
Sales Charges	5
Dividends and Distributions	5

Benchmark Descriptions	5

Financial Highlights	6

Hypothetical Investment and Expense Information	7

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Structured Core Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y	Investor

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y	Investor

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None	0.25

Other Expenses	0.37	0.37	0.37	0.37	0.37	0.37

Total Annual Fund Operating Expenses	1.22	1.97	1.97	1.47	0.97	1.22

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$667	$916	$1,183	$1,946

Class B	$700	$918	$1,262	$2,102

Class C	$300	$618	$1,062	$2,296

Class R	$150	$465	$803	$1,757

Class Y	$99	$309	$536	$1,190

Investor Class	$124	$387	$670	$1,477

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$667	$916	$1,183	$1,946

Class B	$200	$618	$1,062	$2,102

Class C	$200	$618	$1,062	$2,296

Class R	$150	$465	$803	$1,757

Class Y	$99	$309	$536	$1,190

Investor Class	$124	$387	$670	$1,477

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests its assets in a diversified portfolio of equity securities of large capitalization companies. The Fund invests primarily in equity securities, specifically common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

Effective March 1, 2012, the preceding paragraph will be replaced by the following. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund invests its assets in a diversified portfolio of equity securities of large capitalization companies. The Fund invests primarily in equity securities, specifically common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

The Fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500® Index (the benchmark index). As of August 31, 2011, the capitalization of companies in the S&P 500® Index range from $991 million to $360 billion.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in exchange-traded funds.

The Fund will invest in derivative instruments, specifically futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract, by physical delivery of

1        Invesco Structured Core Fund

the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The portfolio managers use quantitative, research based models to select potential investment securities. They then use proprietary and non-proprietary models to forecast risks and transaction costs. This information is used to structure the Fund’s portfolio. The Fund uses the S&P 500® Index as a guide in structuring and selecting its investments, but will also invest in non-benchmark securities.

The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Exchange-Traded Funds Risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): -9.92%
Best Quarter (ended September 30, 2009): 13.21%
Worst Quarter (ended December 31, 2008): -18.69%

2        Invesco Structured Core Fund

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	Since
	Year	Inception

Class A shares: Inception (3/31/2006)
Return Before Taxes	2.77%	-1.67%
Return After Taxes on Distributions	2.60	-2.48
Return After Taxes on Distributions and Sale of Fund Shares	2.03	-1.58

Class B shares: Inception (3/31/2006)	2.78	-1.55

Class C shares: Inception (3/31/2006)	6.64	-1.25

Class R shares: Inception (3/31/2006)	8.52	-0.72

Class Y shares[1]: Inception (10/3/2008)	8.82	-0.37

Investor Class shares[1]: Inception (4/25/2008)	8.67	-0.48

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08	1.53

Lipper Large-Cap Core Funds Index	12.77	1.14

1	Class Y shares’ and Investor Class shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Michael Abata	Portfolio Manager	2011

Glen Murphy	Portfolio Manager	2010

Daniel Tsai	Portfolio Manager	2011

Anne Unflat	Portfolio Manager	2010

Andrew Waisburd	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C, Y and Investor Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests its assets in a diversified portfolio of equity securities of large capitalization companies. The Fund invests primarily in equity securities, specifically common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

Effective March 1, 2012, the preceding paragraph will be replaced by the following. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund invests its assets in a diversified portfolio of equity securities of large capitalization companies. The Fund invests primarily in equity securities, specifically common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

The Fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500® Index (the benchmark index). As of August 31, 2011, the capitalization of companies in the S&P 500® Index range from $991 million to $360 billion.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in exchange-traded funds.

The Fund will invest in derivative instruments, specifically futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract, by physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund uses the S&P 500® Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

The Fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and behavioral factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security

3        Invesco Structured Core Fund

forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the S&P 500® Index and the return of the portfolio.

The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

The portfolio managers use quantitative, research based models to select potential investment securities. They then use proprietary and non-proprietary models to forecast risks and transaction costs. This information is used to structure the Fund’s portfolio. The Fund uses the S&P 500® Index as a guide in structuring and selecting its investments, but will also invest in non-benchmark securities.

The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Convertible Securities Risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Exchange-Traded Funds Risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an ETF may not be actively managed and may not accurately track the performance of the reference index; (5) an ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track; and (6) the value of an investment in an ETF will decline more or less in correlation with any decline in the value of the index the ETF seeks to track. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor

4        Invesco Structured Core Fund

sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.40% of Invesco Structured Core Fund’s average daily net assets after fee waiver and/or expense reimbursement.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Michael Abata, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2011. In 2010, he was a Vice President at State Street Global Markets. From 2008 to 2010, he worked as a consultant at Hermes Fund Managers. Prior to 2008, he was a Portfolio Manager at Putnam Investment Management.

■	Glen Murphy, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1995.

■	Daniel Tsai, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Anne Unflat, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1988.

■	Andrew Waisburd, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2008. Prior to 2008, he was a Senior Quantitative Analyst at Harris Investment Management and Director of Research for Archipelago (now NYSE-ARCA).

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of Invesco Structured Core Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class B shares will be subject to payment of Category I contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

5        Invesco Structured Core Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/11	$6.29	$0.07	(a)	$1.06	$1.13	$(0.08)	$—	$(0.08)	$7.34	18.00%	$204,311	1.00	%(d)	1.22	%(d)	0.90	%(d)	125%
Year ended 08/31/10	6.47	0.06	(a)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.29	(1.07)	1,265	1.00		1.31		0.93		71
Year ended 08/31/09	9.89	0.11	(a)	(2.16)	(2.05)	(0.07)	(1.30)	(1.37)	6.47	(18.66)	1,618	0.66		1.29		1.85		77
Year ended 08/31/08	11.19	0.14	(a)	(1.37)	(1.23)	(0.02)	(0.05)	(0.07)	9.89	(11.03)	951	0.75		1.93		1.34		118
Year ended 08/31/07	10.19	0.08	(a)	1.10	1.18	(0.18)	—	(0.18)	11.19	11.60	1,532	1.02		6.88		0.67		79

Class B
Year ended 08/31/11	6.22	0.01	(a)	1.06	1.07	(0.03)	—	(0.03)	7.26	17.15	20,750	1.75	(d)	1.97	(d)	0.15	(d)	125
Year ended 08/31/10	6.37	0.01	(a)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	173	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(a)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	211	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(a)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	165	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(a)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	847	1.77		7.63		(0.08)		79

Class C
Year ended 08/31/11	6.22	0.01	(a)	1.05	1.06	(0.03)	—	(0.03)	7.25	16.99	48,592	1.75	(d)	1.97	(d)	0.15	(d)	125
Year ended 08/31/10	6.37	0.01	(a)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	219	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(a)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	254	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(a)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	249	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(a)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	1,043	1.77		7.63		(0.08)		79

Class R
Year ended 08/31/11	6.27	0.05	(a)	1.06	1.11	(0.07)	—	(0.07)	7.31	17.68	1,300	1.25	(d)	1.47	(d)	0.65	(d)	125
Year ended 08/31/10	6.45	0.05	(a)	(0.12)	(0.07)	(0.11)	—	(0.11)	6.27	(1.30)	1,335	1.25		1.56		0.68		71
Year ended 08/31/09	9.86	0.10	(a)	(2.15)	(2.05)	(0.06)	(1.30)	(1.36)	6.45	(18.70)	77	0.91		1.54		1.60		77
Year ended 08/31/08	11.17	0.11	(a)	(1.37)	(1.26)	—	(0.05)	(0.05)	9.86	(11.32)	53	1.00		2.18		1.09		118
Year ended 08/31/07	10.18	0.05	(a)	1.10	1.15	(0.16)	—	(0.16)	11.17	11.33	684	1.27		7.13		0.42		79

Class Y
Year ended 08/31/11	6.32	0.09	(a)	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	3,846	0.75	(d)	0.97	(d)	1.15	(d)	125
Year ended 08/31/10	6.50	0.08	(a)	(0.13)	(0.05)	(0.13)	—	(0.13)	6.32	(0.85)	142	0.75		1.06		1.18		71
Year ended 08/31/09(e)	8.29	0.12	(a)	(0.54)	(0.42)	(0.07)	(1.30)	(1.37)	6.50	(2.50)	211	0.43	(f)	1.07	(f)	2.08	(f)	77

Investor Class
Year ended 08/31/11	6.32	0.07	(a)	1.05	1.12	(0.08)	—	(0.08)	7.36	17.76	63,890	1.00	(d)	1.22	(d)	0.90	(d)	125
Year ended 08/31/10	6.50	0.06	(a)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.32	(1.07)	69,635	1.00		1.31		0.93		71
Year ended 08/31/09	9.90	0.12	(a)	(2.15)	(2.03)	(0.07)	(1.30)	(1.37)	6.50	(18.43)	88,674	0.66		1.29		1.85		77
Year ended 08/31/08(e)	10.73	0.05		(0.88)	(0.83)	—	—	—	9.90	(7.73)	136,838	0.60	(f)	1.10	(f)	1.49	(f)	118

Institutional Class
Year ended 08/31/11	6.32	0.09	(a)	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	11,645	0.74	(d)	0.77	(d)	1.18	(d)	125
Year ended 08/31/10	6.50	0.08	(a)	(0.12)	(0.04)	(0.14)	—	(0.14)	6.32	(0.83)	11,793	0.75		0.91		1.18		71
Year ended 08/31/09	9.91	0.13	(a)	(2.16)	(2.03)	(0.08)	(1.30)	(1.38)	6.50	(18.32)	22,128	0.41		0.89		2.10		77
Year ended 08/31/08	11.21	0.16	(a)	(1.36)	(1.20)	(0.05)	(0.05)	(0.10)	9.91	(10.79)	29,374	0.50		1.57		1.59		118
Year ended 08/31/07	10.20	0.10	(a)	1.10	1.20	(0.19)	—	(0.19)	11.21	11.85	942	0.77		6.55		0.92		79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $285,320,621 and sold of $155,521,831 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s) of $63,998, $6,654, $15,188, $1,423, $1,316, $73,162 and $12,894 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and April 25, 2008 for Class Y and Investor Class shares, respectively.
(f)	Annualized.

6        Invesco Structured Core Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;

■	Your investment has a 5% return before expenses each year;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.22%		1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.93)%	1.78%	5.63%	9.62%	13.76%	18.06%	22.53%	27.16%	31.96%	36.95%
End of Year Balance	$9,807.21		$10,177.92	$10,562.65	$10,961.92	$11,376.28	$11,806.30	$12,252.58	$12,715.73	$13,196.38	$13,695.20
Estimated Annual Expenses	$667.47		$121.91	$126.52	$131.30	$136.26	$141.41	$146.76	$152.31	$158.06	$164.04

Class A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.22%		1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.78%		7.70%	11.77%	16.00%	20.38%	24.93%	29.66%	34.56%	39.64%	44.92%
End of Year Balance	$10,378.00		$10,770.29	$11,177.41	$11,599.91	$12,038.39	$12,493.44	$12,965.69	$13,455.79	$13,964.42	$14,492.28
Estimated Annual Expenses	$124.31		$129.00	$133.88	$138.94	$144.19	$149.64	$155.30	$161.17	$167.26	$173.59

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.97%		1.97%	1.97%	1.97%	1.97%	1.97%	1.97%	1.97%	1.22%	1.22%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.03%		6.15%	9.37%	12.68%	16.10%	19.61%	23.24%	26.97%	31.77%	36.75%
End of Year Balance	$10,303.00		$10,615.18	$10,936.82	$11,268.21	$11,609.63	$11,961.41	$12,323.84	$12,697.25	$13,177.20	$13,675.30
Estimated Annual Expenses	$199.98		$206.04	$212.29	$218.72	$225.35	$232.17	$239.21	$246.46	$157.83	$163.80

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.97%		1.97%	1.97%	1.97%	1.97%	1.97%	1.97%	1.97%	1.97%	1.97%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.03%		6.15%	9.37%	12.68%	16.10%	19.61%	23.24%	26.97%	30.82%	34.78%
End of Year Balance	$10,303.00		$10,615.18	$10,936.82	$11,268.21	$11,609.63	$11,961.41	$12,323.84	$12,697.25	$13,081.97	$13,478.36
Estimated Annual Expenses	$199.98		$206.04	$212.29	$218.72	$225.35	$232.17	$239.21	$246.46	$253.93	$261.62

Class R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.47%		1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.53%		7.18%	10.97%	14.89%	18.94%	23.14%	27.49%	31.99%	36.65%	41.47%
End of Year Balance	$10,353.00		$10,718.46	$11,096.82	$11,488.54	$11,894.09	$12,313.95	$12,748.63	$13,198.66	$13,664.57	$14,146.93
Estimated Annual Expenses	$149.59		$154.88	$160.34	$166.00	$171.86	$177.93	$184.21	$190.71	$197.44	$204.41

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.97%		0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.03%		8.22%	12.58%	17.12%	21.84%	26.75%	31.86%	37.17%	42.70%	48.45%
End of Year Balance	$10,403.00		$10,822.24	$11,258.38	$11,712.09	$12,184.09	$12,675.11	$13,185.91	$13,717.30	$14,270.11	$14,845.20
Estimated Annual Expenses	$98.95		$102.94	$107.09	$111.41	$115.90	$120.57	$125.43	$130.48	$135.74	$141.21

1 Your actual expenses may be higher or lower than those shown.
2 The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

7        Invesco Structured Core Fund

INVESTOR	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.78%	7.70%	11.77%	16.00%	20.38%	24.93%	29.66%	34.56%	39.64%	44.92%
End of Year Balance	$10,378.00	$10,770.29	$11,177.41	$11,599.91	$12,038.39	$12,493.44	$12,965.69	$13,455.79	$13,964.42	$14,492.28
Estimated Annual Expenses	$124.31	$129.00	$133.88	$138.94	$144.19	$149.64	$155.30	$161.17	$167.26	$173.59

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

8        Invesco Structured Core Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.

■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund

Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

A-7        The Invesco Funds

How to Redeem Shares

By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined

A-8        The Invesco Funds

from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

A-9        The Invesco Funds

■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.

A-10        The Invesco Funds

■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

A-11        The Invesco Funds

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that

A-13        The Invesco Funds

state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Structured Core Fund
SEC 1940 Act file number: 811-09913

invesco.com/us SCOR-PRO-1

Prospectus	December 16, 2011

Invesco Core Plus Bond Fund (CPIIX)

Invesco Floating Rate Fund (AFRIX)

Invesco Global Real Estate Income Fund (ASRIX)

(formerly known as Invesco Select Real Estate Income Fund)

Invesco Structured Core Fund (SCIUX)

(Effective March 1, 2012, Invesco Structured Core Fund will be known as Invesco U.S. Quantitative Core Fund.)

Institutional Classes

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

Invesco Structured Core Fund’s investment objective is long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Funds:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summaries	1
Invesco Core Plus Bond Fund	1
Invesco Floating Rate Fund	3
Invesco Global Real Estate Income Fund	6
Invesco Structured Core Fund	9

Investment Objective(s), Strategies, Risks and Portfolio Holdings	11
Invesco Core Plus Bond Fund	11
Invesco Floating Rate Fund	13
Invesco Global Real Estate Income Fund	16
Invesco Structured Core Fund	17

Fund Management	19
The Adviser(s)	19
Adviser Compensation	19
Portfolio Managers	19

Other Information	20
Dividends and Distributions	20

Benchmark Descriptions	20

Financial Highlights	22

Hypothetical Investment and Expense Information	27

Shareholder Account Information	A-1
Suitability for Investors	A-1
Purchasing Shares	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-3
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-3
Pricing of Shares	A-4
Taxes	A-5
Payments to Financial Intermediaries	A-7
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Counselor Series Trust

Fund Summaries

INVESCO CORE PLUS BOND FUND

Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.45%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.21

Total Annual Fund Operating Expenses	0.66

Fee Waiver and/or Expense Reimbursement[1]	0.16

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least June 30, 2013 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.50% of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$51	$178	$335	$791

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in fixed income securities. The Fund primarily invests its assets in investment grade fixed income securities generally represented by the Barclays Capital U.S. Aggregate Index (the benchmark index) including, corporate bonds, U.S. Treasury and agency securities, mortgage-backed securities, and asset-backed securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund may invest in derivative instruments, specifically credit default swaps and credit default indexes to gain or reduce exposure to an asset class or a particular issuer.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund may enter into credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference debt obligation. Alternatively, the Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

A credit default index is an index of credit default swaps. Credit default indexes allow an investor to gain or reduce exposure to a basket of credit entities in a more efficient manner than transacting in single name credit default swaps.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

The Fund may invest in interest rate futures to gain or reduce its exposure to interest rates. An interest rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures are based off an underlying security which is a debt obligation and moves in value as interest rates change.

The Fund may utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. These strategies are implemented within the risk profile of the guidelines set forth in the prospectus.

The Fund engages in dollar roll transactions to enhance the Fund’s return on cash.

The Fund will attempt to maintain (i) a dollar-weighted average portfolio maturity of between three and ten years, and (ii) a duration (the Fund’s price sensitivity to changes in interest rates) of within +/- one year of the benchmark index.

The Fund may invest up to 30% of its total assets in foreign debt securities and up to 20% of its total assets in high yield debt securities (junk bonds). In regard to foreign debt security holdings, up to 30% of the Fund’s total assets may be in developing markets debt securities and up to 20% of the Fund’s total assets may be denominated in currencies other than the U.S. dollar.

The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (specific factors affecting the return on investments in excess of the benchmark) versus its benchmark.

1        Invesco Counselor Series Trust

Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The portfolio managers utilize an appropriate benchmark index in structuring the portfolio. The portfolio managers then decide on risk factors to use in managing the Fund relative to that benchmark. In doing so, the portfolio managers consider recommendations from a team of specialists in positioning the Fund to generate alpha. The portfolio managers generally rely upon a different team of specialists for trade execution and for assistance in determining the most efficient way (in terms of cost-efficiency and selection) to implement those recommendations. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes. The portfolio managers rely on the specialists for adjusting the Fund’s risk exposures and security selection. Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (e.g., duration, yield, curve positioning, sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Developing Markets Securities Risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

Forward Foreign Currency Exchange Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to

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borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

Swaps Risk. Swaps are subject to credit risk and counterparty risk.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Institutional Class shares year-to-date (ended September 30, 2011): 3.80%
Best Quarter (ended June 30, 2010): 2.86%
Worst Quarter (ended December 31, 2010): -0.93%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	Since
	Year	Inception

Institutional Class shares: Inception (6/3/2009)
Return Before Taxes	6.92%	8.44%
Return After Taxes on Distributions	5.12	6.36
Return After Taxes on Distributions and Sale of Fund Shares	4.56	6.00

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes) (from 5/31/2009)	6.54	7.05

Lipper Intermediate Investment Grade Debt Funds Index (from 5/31/2009)	8.62	11.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Chuck Burge	Portfolio Manager	2009

Claudia Calich	Portfolio Manager	2009

John Craddock	Portfolio Manager	2010

Peter Ehret	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO FLOATING RATE FUND

Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 31 days of purchase)	2.00%

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.63%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.05

Interest	0.01

Total Other Expenses	0.06

Total Annual Fund Operating Expenses	0.69

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$70	$221	$384	$859

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments. The Fund also invests from time to time in derivative instruments such as credit default swaps, interest rate swaps, credit-linked notes and collateral loan obligations.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.

Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank’s prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest in credit default swaps to gain or reduce exposure to an asset class or a particular issuer.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund may enter into credit default swaps to create long or short exposure to corporate debt securities or sovereign debt securities. The Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference obligation. Alternatively, the Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

The Fund may invest in credit linked notes to gain or reduce exposure to an asset class or a particular issuer. A credit linked note is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. The performance and payment of principal and interest is tied to that of a reference obligation which may be a particular security, basket of securities, credit default swap, basket of credit default swaps, or index.

The Fund may invest all of its assets in floating rate loans and floating rate debt securities that are determined to be below investment grade quality. The Fund may invest all of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers, provided such investments are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.

The Fund may invest up to 20% of its total assets in the following other types of debt obligations or securities: unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. Up to 5% of the Fund’s total assets may be invested in: (i) defaulted or distressed loans; (ii) loans to bankrupt companies; and (iii) subordinated loans. The Fund may invest no more than 15% of its total assets in illiquid securities. The Fund may use leverage through borrowing in an amount of up to 33 1/3% of the Fund’s total assets after such borrowing.

The Fund invests in loans and debt securities as determined by the portfolio managers. The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth. The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or (2) more attractive investment opportunities are found.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other

4        Invesco Counselor Series Trust

payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Defaulted Securities Risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Floating Rate Risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Industry Focus Risk. To the extent the Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Prepayment Risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

Swaps Risk. Swaps are subject to credit risk and counterparty risk.

Performance Information
Prior to April 13, 2006, the Fund operated as a closed-end fund (Closed-End Fund). The Closed-End Fund commenced operations on May 1, 1997, and had the same investment objectives and substantially similar investment policies as the Fund. On April 13, 2006, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the Fund. The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Institutional Class shares year-to-date (ended September 30, 2011): -1.38%
Best Quarter (ended June 30, 2009): 19.55%
Worst Quarter (ended December 31, 2008): -27.12%

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Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years

Institutional Class shares[1]: Inception (4/13/2006)
Return Before Taxes	10.91%	3.43%	3.66%
Return After Taxes on Distributions	8.92	1.12	1.64
Return After Taxes on Distributions and Sale of Fund Shares	7.03	1.54	1.89

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	6.54	5.80	5.84

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)[2]	9.97	4.42	4.79

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)[2]	10.17	5.23	5.23

Lipper Loan Participation Funds Category Average	9.33	3.50	4.01

1	Institutional Class shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements. The inception date of the Class A shares is May 1, 1997.
2	The Fund has elected to use the Credit Suisse Leveraged Loan Index as its style specific benchmark because it reflects the Fund’s investment style more appropriately than the S&P/LSTA Leveraged Loan Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Senior Secured Management, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Thomas Ewald	Portfolio Manager (lead)	2006

Gregory Stoeckle	Portfolio Manager	2006

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO GLOBAL REAL ESTATE INCOME FUND

Investment Objective(s)
The Fund’s investment objective is current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 31 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.21

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.97

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$99	$309	$536	$1,190

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating

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expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of issuers principally engaged in the real estate industry and other real estate-related investments. The Fund will invest in both equity and debt securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and real estate investment trusts (REITs). Debt securities include corporate debt obligations and commercial mortgage-backed securities. A majority of the REITs in which the Fund invests are generally considered by the Adviser to be small- and mid-cap companies.

In complying with the 80% investment requirement, the Fund may include synthetic instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

It is the Fund’s intention to invest at least 30% of its net assets in equity securities of issuers principally engaged in the real estate industry. The actual percentage of equity securities in the Fund’s portfolio may vary over time based upon the portfolio managers’ assessment of market conditions.

The Fund considers an issuer to be principally engaged in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, financing, management or sale of residential, commercial or industrial real estate. Issuers in the real estate industry may include, but are not limited to, REITs that either own properties or make construction or mortgage loans, real estate developers, issuers with substantial real estate holdings, and other issuers whose products and services are related to the real estate industry. Other real estate related investments may include, but are not limited to, commercial or residential mortgage-backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry.

The Fund may invest up to 30% of its net assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred securities and non-investment grade debt securities (commonly known as “junk bonds”).

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the Fund’s net assets.

The Fund invests, under normal circumstances, in issuers in at least three different countries, including the U.S. The Fund may invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The Fund may invest up to 15% of its net assets in illiquid securities.

The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives. Specific factors that are evaluated in the investment process include: (i) forecasted occupancy and rental rates; (ii) property locations; (iii) underlying asset quality; (iv) management and issuer depth and skill; (v) alignment of interests, (e.g., share ownership by management); (vi) overall debt levels; (vii) fixed charge coverage and debt service capacity; (viii) dividend growth potential; and (ix) relative value and risk versus alternative investments. The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the Fund. The portfolio managers will consider selling a security if: (1) its relative yield and/or valuation deviates from desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Debt Securities Risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

Developing Markets Securities Risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

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Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Short Sales Risk. Short sales may cause the Fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

Performance Information
Prior to March 12, 2007, the Fund operated as a closed-end fund (Closed-End Fund). The Closed-End Fund commenced operations on May 31, 2002, and had the same investment objective and substantially similar investment policies as the Fund. On March 12, 2007, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the Fund. The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Institutional Class shares year-to-date (ended September 30, 2011): -0.97%
Best Quarter (ended September 30, 2009): 24.34%
Worst Quarter (ended December 31, 2008): -26.58%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	Since
	Year	Years	Inception

Institutional Class shares[1]: Inception (3/9/2007)
Return Before Taxes	19.20%	4.85%	10.28%
Return After Taxes on Distributions	17.47	0.91	6.39
Return After Taxes on Distributions and Sale of Fund Shares	12.41	2.80	7.28

MSCI World IndexSM(from 5/31/2002)[2]	11.76	2.43	5.28

S&P 500® Index (reflects no deduction for fees, expenses or taxes) (from 5/31/2002)[2]	15.08	2.29	3.97

Custom Global Real Estate Income Index (reflects no deduction for fees, expenses or taxes) (from 5/31/2002)[2]	25.73	6.17	9.45

Custom Select Real Estate Income Index (reflects no deduction for fees, expenses or taxes) (from 5/31/2002)[2]	25.73	6.17	9.45

Lipper Global Real Estate Funds Category Average (from 5/31/2002)[2]	18.84	1.39	9.58

Lipper Real Estate Funds Index (from 5/31/2002)[2]	23.19	1.83	8.94

1	Institutional Class shares’ performance shown prior to the inception date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements. The inception date of the Class A shares is May 31, 2002.
2	The Fund has elected to use the MSCI World Index as its broad-based securities market benchmark, the Custom Global Real Estate Income Index as its style specific benchmark and the Lipper Global Real Estate Funds Category Average as its peer group benchmark because those indices reflect the Fund’s investment style more appropriately than the S&P 500® Index, the Custom Select Real Estate Income Index and the Lipper Real Estate Funds Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

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Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Joe Rodriguez, Jr.	Portfolio Manager (lead)	2007

Mark Blackburn	Portfolio Manager	2007

Paul Curbo	Portfolio Manager	2007

Darin Turner	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO STRUCTURED CORE FUND

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional

Management Fees	0.60%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.17

Total Annual Fund Operating Expenses	0.77

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$79	$246	$428	$954

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests its assets in a diversified portfolio of equity securities of large capitalization companies. The Fund invests primarily in equity securities, specifically common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

Effective March 1, 2012, the preceding paragraph will be replaced by the following. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund invests its assets in a diversified portfolio of equity securities of large capitalization companies. The Fund invests primarily in equity securities, specifically common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

The Fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500® Index (the benchmark index). As of August 31, 2011, the capitalization of companies in the S&P 500® Index range from $991 million to $360 billion.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in exchange-traded funds.

The Fund will invest in derivative instruments, specifically futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying

9        Invesco Counselor Series Trust

instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract, by physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The portfolio managers use quantitative, research based models to select potential investment securities. They then use proprietary and non-proprietary models to forecast risks and transaction costs. This information is used to structure the Fund’s portfolio. The Fund uses the S&P 500® Index as a guide in structuring and selecting its investments, but will also invest in non-benchmark securities.

The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Exchange-Traded Funds Risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Institutional Class shares year-to-date (ended September 30, 2011): -9.76%
Best Quarter (ended September 30, 2009): 13.31%
Worst Quarter (ended December 31, 2008): -18.47%

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Average Annual Total Returns (for the periods ended December 31, 2010)

	1	Since
	Year	Inception

Institutional Class shares: Inception (3/31/2006)
Return Before Taxes	8.97%	-0.22%
Return After Taxes on Distributions	8.75	-1.08
Return After Taxes on Distributions and Sale of Fund Shares	6.13	-0.37

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08	1.53

Lipper Large-Cap Core Funds Index	12.77	1.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Michael Abata	Portfolio Manager	2011

Glen Murphy	Portfolio Manager	2010

Daniel Tsai	Portfolio Manager	2011

Anne Unflat	Portfolio Manager	2010

Andrew Waisburd	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, trust companies and certain other financial intermediaries	$10 Million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Invesco Core Plus Bond Fund

Objective(s) and Strategies
The Fund’s investment objective is total return, comprised of current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in fixed income securities. The Fund primarily invests its assets in investment grade fixed income securities generally represented by the Barclays Capital U.S. Aggregate Index (the benchmark index) including, corporate bonds, U.S. Treasury and agency securities, mortgage-backed securities, and asset-backed securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund may invest in derivative instruments, specifically credit default swaps and credit default indexes to gain or reduce exposure to an asset class or a particular issuer.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund may enter into credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference debt obligation. Alternatively, the Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

A credit default index is an index of credit default swaps. Credit default indexes allow an investor to gain or reduce exposure to a basket of credit entities in a more efficient manner than transacting in single name credit default swaps.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

The Fund may invest in interest rate futures to gain or reduce its exposure to interest rates. An interest rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures are based off an underlying security which is a debt obligation and moves in value as interest rates change.

The Fund may utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

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These strategies are implemented within the risk profile of the guidelines set forth in the prospectus.

The Fund engages in dollar roll transactions to enhance the Fund’s return on cash.

The Fund will attempt to maintain (i) a dollar-weighted average portfolio maturity of between three and ten years, and (ii) a duration (the Fund’s price sensitivity to changes in interest rates) of within +/- one year of the benchmark index.

The Fund may invest up to 30% of its total assets in foreign debt securities and up to 20% of its total assets in high yield debt securities (junk bonds). In regard to foreign debt security holdings, up to 30% of the Fund’s total assets may be in developing markets debt securities and up to 20% of the Fund’s total assets may be denominated in currencies other than the U.S. dollar.

The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (specific factors affecting the return on investments in excess of the benchmark) versus its benchmark. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The portfolio managers utilize an appropriate benchmark index in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as sector and issuer weightings and duration to use in managing the Fund relative to that benchmark. The portfolio managers then employ proprietary technology to calculate appropriate position sizes for each of these risk factors. In doing so, the portfolio managers consider recommendations from a globally interconnected team of independent, specialist decision makers in positioning the Fund to generate alpha. The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining the most efficient way (in terms of cost-efficiency and security selection) to implement those recommendations. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes. Specialist decision makers employ a bottom-up approach to recommending larger or smaller exposure to specific risk factors. In general specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers rely on these decision makers and market specific specialists for adjusting the Fund’s risk exposures and security selection on a real-time basis using proprietary communication technology. Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as, duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Developing Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase. Also, in the event the buyer of mortgage-related securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale may be restricted pending a decision whether the Fund is obligated to repurchase mortgage-related securities.

Forward Foreign Currency Exchange Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices

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may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be reinvested at a lower interest rate.

Swaps Risk. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Invesco Floating Rate Fund

Objective(s) and Strategies
The Fund’s investment objective is total return, comprised of current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments. The Fund also invests from time to time in derivative instruments such as credit default swaps, interest rate swaps, credit-linked notes and collateral loan obligations.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.

Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically. The interest

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rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank’s prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest all of its assets in floating rate loans and floating rate debt securities that are determined to be below investment grade quality by a nationally recognized statistical rating organization, or if unrated, determined by the portfolio managers to be of comparable quality.

The Fund may invest all of its total assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers. The Fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.

The Fund may invest up to 20% of its total assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. Up to 5% of the Fund’s total assets may be invested in defaulted or distressed loans and loans to bankrupt companies. Up to 5% of the Fund’s total assets may also be invested in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid. The Fund may invest no more than 15% of its total assets in illiquid securities.

The Fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the Fund’s total assets after such borrowing.

The Fund may invest in credit default swaps to gain or reduce exposure to an asset class or a particular issuer.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund may enter into credit default swaps to create long or short exposure to corporate debt securities or sovereign debt securities. The Fund may buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference obligation. Alternatively, the Fund may sell a credit default swap whereby the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

The Fund may invest in credit linked notes to gain or reduce exposure to an asset class or a particular issuer. A credit linked note is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. The performance and payment of principal and interest is tied to that of a reference obligation which may be a particular security, basket of securities, credit default swap, basket of credit default swaps, or index.

The Fund invests in loans and debt securities as determined by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.

The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth.

The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or (2) more attractive investment opportunities are found.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Counterparty Risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

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Defaulted Securities Risk. The Fund may invest in securities where the issuer has defaulted on the payment of interest and/or principal. Defaulted securities are speculative and involve substantial risks. Generally, the Fund will invest in defaulted securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. There can be no assurance that the Fund will achieve these returns or that the issuer will make an exchange offer. The Fund will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Floating Rate Risk. The terms of the senior secured floating rate loans and debt securities in which the Fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the Fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Fund may not receive payments to which it is entitled.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Industry Focus Risk. To the extent the Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Leverage Risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of the loan or security may decline for a period of time. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Prepayment Risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains.

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Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

Swaps Risk. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

Invesco Global Real Estate Income Fund

Objective(s) and Strategies
The Fund’s investment objective is current income and, secondarily, capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of issuers principally engaged in the real estate industry and other real estate-related investments. The Fund will invest in both equity and debt securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and real estate investment trusts (REITs). Debt securities include corporate debt obligations and commercial mortgage-backed securities. A majority of the REITs in which the Fund invests are generally considered by the Adviser to be small- and mid-cap companies.

In complying with the 80% investment requirement, the Fund may include synthetic instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

It is the Fund’s intention to invest at least 30% of its net assets in equity securities of issuers principally engaged in the real estate industry. The actual percentage of equity securities in the Fund’s portfolio may vary over time based upon the portfolio managers’ assessment of market conditions.

The Fund considers an issuer to be principally engaged in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, financing, management or sale of residential, commercial or industrial real estate. Issuers in the real estate industry may include, but are not limited to, REITs that either own properties or make construction or mortgage loans, real estate developers, issuers with substantial real estate holdings, and other issuers whose products and services are related to the real estate industry. Other real estate related investments may include, but are not limited to, commercial or residential mortgage-backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry.

The Fund may invest up to 30% of its net assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred securities and non-investment grade debt securities (commonly known as “junk bonds”).

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the Fund’s net assets.

The Fund invests, under normal circumstances, in issuers in at least three different countries, including the U.S. The Fund may invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The Fund may invest up to 15% of its net assets in illiquid securities.

The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives. Specific factors that are evaluated in the investment process include: (i) forecasted occupancy and rental rates; (ii) property locations; (iii) underlying asset quality; (iv) management and issuer depth and skill; (v) alignment of interests, (e.g., share ownership by management); (vi) overall debt levels; (vii) fixed charge coverage and debt service capacity; (viii) dividend growth potential; and (ix) relative value and risk versus alternative investments. The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the Fund. The portfolio managers will consider selling a security if: (1) its relative yield and/or valuation deviates from desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Concentration Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Debt Securities Risk. The Fund may invest a portion of its assets in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates

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and by changes in their effective maturities and credit quality of these securities.

Developing Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Short Sales Risk. If the Fund sells short a security that it does not own and the security increases in value, the Fund will pay a higher price to repurchase the security. The more the Fund pays, the more it will lose on the transaction, which adversely affects its share price. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Small- and Mid-Capitalization Risks. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

Invesco Structured Core Fund

Objective(s) and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund invests its assets in a diversified portfolio of equity securities of large capitalization companies. The Fund invests primarily in equity securities, specifically common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

Effective March 1, 2012, the preceding paragraph will be replaced by the following. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in

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securities of U.S. issuers at the time of investment. The Fund invests its assets in a diversified portfolio of equity securities of large capitalization companies. The Fund invests primarily in equity securities, specifically common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

The Fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500® Index (the benchmark index). As of August 31, 2011, the capitalization of companies in the S&P 500® Index range from $991 million to $360 billion.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in exchange-traded funds.

The Fund will invest in derivative instruments, specifically futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract, by physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund uses the S&P 500® Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

The Fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and behavioral factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the S&P 500® Index and the return of the portfolio.

The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

The portfolio managers use quantitative, research based models to select potential investment securities. They then use proprietary and non-proprietary models to forecast risks and transaction costs. This information is used to structure the Fund’s portfolio. The Fund uses the S&P 500® Index as a guide in structuring and selecting its investments, but will also invest in non-benchmark securities.

The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The Fund may, from time to time, take temporary defensive positions in cash and other securities that are less risky and inconsistent with the Fund’s principal investment strategies in anticipation of, or in response to, adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Risks
The principal risks of investing in the Fund are:

Active Trading Risk. Frequent trading of portfolio securities results in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Convertible Securities Risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Exchange-Traded Funds Risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an ETF may not be actively managed and may not accurately track the performance of the reference index; (5) an ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track; and (6) the value of an investment in an ETF will decline more or less in correlation with any decline in the value of the index the ETF seeks to track. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

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Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.

Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the Fund’s leverage strategy will be successful.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (Invesco or the Adviser) serves as each Fund’s investment adviser. The Adviser manages the investment operations of each Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of each Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco Senior Secured Management, Inc. (the Sub-Adviser or Invesco Senior Secured) serves as Invesco Floating Rate Fund’s investment sub-adviser. Invesco Senior Secured, an affiliate of the Adviser, is located at 1166 Avenue of the Americas, New York, New York 10036. The Sub-Adviser is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Pending Litigation.  Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.11% of Invesco Core Plus Bond Fund’s average daily net assets after fee waiver and/or expense reimbursement.

During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.61% of Invesco Floating Rate Fund’s average daily net assets after fee waiver and/or expense reimbursement.

During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.75% of Invesco Global Real Estate Income Fund’s average daily net assets after fee waiver and/or expense reimbursement.

During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.40% of Invesco Structured Core Fund’s average daily net assets after fee waiver and/or expense reimbursement.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of each Fund is available in each Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of each Funds portfolio:

Invesco Core Plus Bond Fund

■	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2010.

■	Claudia Calich, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2004.

■	John Craddock, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.

■	Peter Ehret, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2001.

Invesco Floating Rate Fund

■	Thomas Ewald, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2006. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since 2004 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

■	Gregory Stoeckle, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

Invesco Global Real Estate Income Fund

■	Joe Rodriguez, Jr., (lead manager), Portfolio Manager, who has been responsible for the Fund since 2007. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since inception and has been associated with Invesco and/or its affiliates since 1990.

■	Mark Blackburn, Portfolio Manager, who has been responsible for the Fund since 2007. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since inception and has been associated with Invesco and/or its affiliates since 1998.

■	Paul Curbo, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco and/or its affiliates since 1998.

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■	Darin Turner, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2005.

Invesco Structured Core Fund

■	Michael Abata, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2011. In 2010, he was a Vice President at State Street Global Markets. From 2008 to 2010, he worked as a consultant at Hermes Fund Managers. Prior to 2008, he was a Portfolio Manager at Putnam Investment Management.

■	Glen Murphy, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1995.

■	Daniel Tsai, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2000.

■	Anne Unflat, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1988.

■	Andrew Waisburd, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2008. Prior to 2008, he was a Senior Quantitative Analyst at Harris Investment Management and Director of Research for Archipelago (now NYSE-ARCA).

All Funds
The lead manager generally has final authority over all aspects of the Funds’ investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Funds’ SAI provides additional information about the portfolio managers’ investments in the Funds, a description of the compensation structure and information regarding other accounts managed.

Other Information

Dividends and Distributions
Invesco Core Plus Bond Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Floating Rate Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income.

Invesco Global Real Estate Income Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Structured Core Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
Invesco Core Plus Bond Fund generally declares dividends from net investment income daily and pays them monthly.

Invesco Floating Rate Fund generally declares dividends from net investment income daily and pays them monthly.

Invesco Global Real Estate Income Fund generally declares and pays dividends from net investment income, if any, quarterly.

Invesco Structured Core Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
Invesco Core Plus Bond Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Floating Rate Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Global Real Estate Income Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Structured Core Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S.-dollar-denominated non-investment-grade loans.

Custom Global Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Global Real Estate Income Fund, is composed of the following indexes: FTSE EPRA/NAREIT Developed Real Estate Index (50%) and Wells Fargo Hybrid and Preferred Securities REIT Index (50%).

Custom Select Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Select Real Estate Income Fund, is composed of the following indexes: FTSE NAREIT All Equity REITs Index (50%) and Wachovia Hybrid and Preferred Securities Index (50%).

Lipper Global Real Estate Funds Category Average represents an average of all funds in the Lipper Global Real Estate Funds category.

Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment grade debt funds tracked by Lipper.

Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

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Lipper Loan Participation Funds Category Average represents an average of all of the funds in the Lipper Loan Participation Funds category.

Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over the London Interbank Offered Rate (LIBOR) for fully funded term loans.

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Financial Highlights

The financial highlights show each Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of each Fund or any of its share classes. The financial highlights tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. Only Institutional Classes are offered in this prospectus.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLC, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report, which is available upon request.

Invesco Core Plus Bond Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/11	$10.75	$0.35	$(0.03)	$0.32	$(0.32)	$(0.15)	$(0.47)	$10.60	3.10%	$225,417	0.75	%(d)	1.20	%(d)	3.27	%(d)	138%
Year ended 08/31/10	10.29	0.37	0.65	1.02	(0.49)	(0.07)	(0.56)	10.75	10.26	7,219	0.87		5.61		3.55		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.58	2,882	0.84	(f)	12.89	(f)	3.47	(f)	43

Class B
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	24,401	1.50	(d)	1.95	(d)	2.52	(d)	138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	954	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	205	1.59	(f)	13.64	(f)	2.72	(f)	43

Class C
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	33,476	1.50	(d)	1.95	(d)	2.52	(d)	138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	844	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	223	1.59	(f)	13.64	(f)	2.72	(f)	43

Class R
Year ended 08/31/11	10.74	0.32	(0.02)	0.30	(0.29)	(0.15)	(0.44)	10.60	2.94	2,301	1.00	(d)	1.45	(d)	3.02	(d)	138
Year ended 08/31/10	10.29	0.34	0.64	0.98	(0.46)	(0.07)	(0.53)	10.74	9.88	153	1.12		5.86		3.30		78
Year ended 08/31/09(e)	10.00	0.08	0.27	0.35	(0.06)	—	(0.06)	10.29	3.51	105	1.09	(f)	13.14	(f)	3.22	(f)	43

Class Y
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	5,234	0.50	(d)	0.95	(d)	3.52	(d)	138
Year ended 08/31/10	10.29	0.40	0.63	1.03	(0.51)	(0.07)	(0.58)	10.74	10.43	144	0.62		5.36		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	126	0.59	(f)	12.64	(f)	3.72	(f)	43

Institutional Class
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	166,656	0.50	(d)	0.66	(d)	3.52	(d)	138
Year ended 08/31/10	10.29	0.40	0.64	1.04	(0.52)	(0.07)	(0.59)	10.74	10.43	115	0.62		5.29		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	104	0.59	(f)	12.68	(f)	3.72	(f)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $390,261,951 and sold of $29,803,473 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $58,690, $6,521, $8,100, $630, $651 and $40,479 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively
(e)	Commencement date of June 3, 2009.
(f)	Annualized.

22        Invesco Counselor Series Trust

Invesco Floating Rate Fund

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period(b)	return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 08/31/11	$7.47	$0.35	$(0.11)	$0.24	$(0.35)	$7.36	3.07%	$450,750	0.99	%(e)(f)	1.00	%(e)(f)	4.53	%(e)	152%
Year ended 08/31/10	7.09	0.40	0.39 (g)	0.79	(0.41)	7.47	11.28 (g)	359,476	1.12	(f)	1.14	(f)	5.34		106
Year ended 08/31/09	7.99	0.41	(0.89)	(0.48)	(0.42)	7.09	(4.97)	218,448	1.24	(f)	1.25	(f)	6.50		52
Year ended 08/31/08	8.67	0.53	(0.68)	(0.15)	(0.53)	7.99	(1.80)	141,803	1.36	(f)	1.37	(f)	6.36		66
Year ended 08/31/07	9.06	0.60	(0.39)	0.21	(0.60)	8.67	2.28	220,449	1.29	(f)	1.30	(f)	6.65		117

Class C
Year ended 08/31/11	7.44	0.31	(0.12)	0.19	(0.31)	7.32	2.41	267,796	1.49	(e)(f)	1.50	(e)(f)	4.03	(e)	152
Year ended 08/31/10	7.06	0.36	0.39 (g)	0.75	(0.37)	7.44	10.75 (g)	189,966	1.62	(f)	1.64	(f)	4.84		106
Year ended 08/31/09	7.97	0.38	(0.90)	(0.52)	(0.39)	7.06	(5.61)	103,975	1.74	(f)	1.75	(f)	6.00		52
Year ended 08/31/08	8.65	0.48	(0.68)	(0.20)	(0.48)	7.97	(2.31)	68,452	1.86	(f)	1.87	(f)	5.86		66
Year ended 08/31/07	9.04	0.56	(0.39)	0.17	(0.56)	8.65	1.76	81,479	1.79	(f)	1.80	(f)	6.15		117

Class R
Year ended 08/31/11	7.49	0.33	(0.12)	0.21	(0.33)	7.37	2.68	1,491	1.24	(e)(f)	1.25	(e)(f)	4.28	(e)	152
Year ended 08/31/10	7.10	0.39	0.39 (g)	0.78	(0.39)	7.49	11.15 (g)	1,080	1.37	(f)	1.39	(f)	5.09		106
Year ended 08/31/09	8.00	0.40	(0.89)	(0.49)	(0.41)	7.10	(5.19)	427	1.49	(f)	1.50	(f)	6.25		52
Year ended 08/31/08	8.66	0.51	(0.66)	(0.15)	(0.51)	8.00	(1.81)	330	1.61	(f)	1.62	(f)	6.11		66
Year ended 08/31/07	9.06	0.58	(0.40)	0.18	(0.58)	8.66	1.91	278	1.54	(f)	1.55	(f)	6.40		117

Class Y
Year ended 08/31/11	7.46	0.37	(0.12)	0.25	(0.37)	7.34	3.19	125,900	0.74	(e)(f)	0.75	(e)(f)	4.78	(e)	152
Year ended 08/31/10	7.07	0.42	0.39 (g)	0.81	(0.42)	7.46	11.72 (g)	93,479	0.87	(f)	0.89	(f)	5.59		106
Year ended 08/31/09(h)	7.29	0.41	(0.24)	0.17	(0.39)	7.07	3.48	20,176	1.00	(f)(i)	1.00	(f)(i)	6.74	(i)	52

Institutional Class
Year ended 08/31/11	7.47	0.38	(0.12)	0.26	(0.37)	7.36	3.40	48,967	0.68	(e)(f)	0.69	(e)(f)	4.84	(e)	152
Year ended 08/31/10	7.09	0.42	0.39 (g)	0.81	(0.43)	7.47	11.65 (g)	37,580	0.79	(f)	0.81	(f)	5.67		106
Year ended 08/31/09	7.99	0.44	(0.89)	(0.45)	(0.45)	7.09	(4.62)	38,720	0.88	(f)	0.89	(f)	6.86		52
Year ended 08/31/08	8.67	0.56	(0.68)	(0.12)	(0.56)	7.99	(1.46)	50,786	1.01	(f)	1.02	(f)	6.71		66
Year ended 08/31/07	9.06	0.63	(0.39)	0.24	(0.63)	8.67	2.62	48,138	0.95	(f)	0.96	(f)	6.99		117

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $479,784, $259,133, $1,450, $139,534 and $65,769 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Ratio includes line of credit expense of 0.01%, 0.02%, 0.02%, 0.06% and 0.02% for the years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008, and August 31, 2007, respectively.
(g)	Includes the impact of the valuation policy on Corporate Loans effective January 1, 2010. Had the policy change not occurred, Net gains on securities (both realized and unrealized) per share would have been $0.33, $0.33, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively, and total returns would have been lower.
(h)	Commencement date of October 3, 2008.
(i)	Annualized.

23        Invesco Counselor Series Trust

Invesco Global Real Estate Income Fund

	Class A*
									Eight months ended		Year ended
	Year ended August 31,								August 31,		December 31,
	2011		2010		2009		2008		2007		2006

Net asset value, beginning of period	$7.77		$6.62		$8.38		$16.27		$17.35		$17.49

Net investment income	0.32	(a)	0.28	(a)	0.27	(a)	0.42	(a)	0.44	(a)	0.86

Net gains (losses) on securities (both realized and unrealized)	0.61		1.14		(1.75)		(1.54)		(1.54)		3.88

Less distributions paid to preferred shareholders of Closed-End Fund from net investment income(b)	N/A		N/A		N/A		N/A		N/A		(0.20)

Total from investment operations	0.93		1.42		(1.48)		(1.12)		(1.10)		4.54

Less distributions from:
Dividends from net investment income	(0.31)		(0.27)		(0.28)		(0.65)		(0.38)		(0.89)

Distributions from net realized gains	—		—		—		(6.18)		(0.09)		(3.84)

Total distributions	(0.31)		(0.27)		(0.28)		(6.83)		(0.47)		(4.73)

Increase from common shares of Closed-End Fund repurchased	N/A		N/A		N/A		N/A		—		0.05

Redemption fees added to shares of beneficial interest	—		—		—		0.06		0.49		N/A

Net asset value, end of period	$8.39		$7.77		$6.62		$8.38		$16.27		$17.35

Market value, end of period	N/A		N/A		N/A		N/A		N/A		$16.67

Total return at net asset value	12.11	%(c)	21.85	%(c)	(17.12	)%(c)	(7.47	)%(c)(d)	(3.59	)%(c)(d)	29.15	%(e)

Total return at market value	N/A		N/A		N/A		N/A		N/A		44.88	%(e)

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$203,100		$147,568		$94,979		$111,529		$224,000		$678,394

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.30	%(f)	1.37%		1.73%		1.32%		1.08	%(g)	0.96	%(h)

Without fee waivers and/or expense reimbursements	1.30	%(f)	1.38%		1.74%		1.33%		1.23	%(g)	1.33	%(h)

Ratio of net investment income to average net assets	3.83	%(f)	3.93%		4.83%		3.91%		3.82	%(g)	4.59	%(h)

Ratio of distributions to preferred shareholders of Closed-End Fund to average net applicable to common shares of Closed-End Fund	N/A		N/A		N/A		N/A		N/A		1.30	%(g)

Portfolio turnover rate(i)	101%		77%		59%		73%		24%		23%

*	Prior to March 12, 2007, the Fund operated as a Closed-End Fund. On such date, holders of common shares of Closed-End Fund received Class A shares of the Fund equal to the number of Closed-End Fund common shares they owed prior to the Reorganization.
(a)	Calculated using average shares outstanding.
(b)	Based on average number of common shares outstanding of Closed-End Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.
(e)	Total return at net asset value includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares’ value of closed-end over the period indicated, taking into account dividends as reinvested. Total return at market value is computed based upon the New York Stock Exchange market price of the Fund’s common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(f)	Ratios are based on average daily net assets (000’s omitted) of $176,396.
(g)	Annualized.
(h)	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on investments made with assets applicable to preferred shares of Closed-End Fund.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

24        Invesco Counselor Series Trust

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset		on securities			Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both		Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and		investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)		operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class B
Year ended 08/31/11	$7.75	$0.26	$0.59		$0.85	$(0.24)	$—	$(0.24)	$8.36	11.15%	$1,772	2.05	%(d)	2.05	%(d)	3.08	%(d)	101%
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75	21.02	1,676	2.12		2.13		3.18		77
Year ended 08/31/09	8.37	0.23	(1.77)		(1.54)	(0.23)	—	(0.23)	6.60	(17.91)	680	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.28	(1.40	)(e)	(1.12)	(0.56)	(6.18)	(6.74)	8.37	(8.01)	1,126	2.07		2.08		3.16		73
Year ended 08/31/07(f)	17.34	0.22	(1.09	)(e)	(0.87)	(0.24)	—	(0.24)	16.23	(5.10)	162	2.04	(g)	2.04	(g)	2.86	(g)	24

Class C
Year ended 08/31/11	7.75	0.26	0.59		0.85	(0.24)	—	(0.24)	8.36	11.15	26,511	2.05	(d)	2.05	(d)	3.08	(d)	101
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75	21.02	16,692	2.12		2.13		3.18		77
Year ended 08/31/09	8.38	0.23	(1.78)		(1.55)	(0.23)	—	(0.23)	6.60	(18.00)	4,296	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.29	(1.40	)(e)	(1.11)	(0.56)	(6.18)	(6.74)	8.38	(7.90)	1,932	2.07		2.08		3.16		73
Year ended 08/31/07(f)	17.34	0.22	(1.09	)(e)	(0.87)	(0.24)	—	(0.24)	16.23	(5.10)	356	2.04	(g)	2.04	(g)	2.86	(g)	24

Class Y
Year ended 08/31/11	7.75	0.34	0.60		0.94	(0.33)	—	(0.33)	8.36	12.28	26,139	1.05	(d)	1.05	(d)	4.08	(d)	101
Year ended 08/31/10	6.60	0.31	1.13		1.44	(0.29)	—	(0.29)	7.75	22.21	22,047	1.12		1.13		4.18		77
Year ended 08/31/09(f)	7.15	0.26	(0.63)		(0.37)	(0.18)	—	(0.18)	6.60	(4.23)	2,755	1.53	(g)	1.53	(g)	5.03	(g)	59

Institutional Class
Year ended 08/31/11	7.76	0.35	0.61		0.96	(0.34)	—	(0.34)	8.38	12.52	35,777	0.96	(d)	0.96	(d)	4.17	(d)	101
Year ended 08/31/10	6.62	0.32	1.13		1.45	(0.31)	—	(0.31)	7.76	22.27	37,711	0.92		0.93		4.38		77
Year ended 08/31/09	8.39	0.31	(1.77)		(1.46)	(0.31)	—	(0.31)	6.62	(16.75)	33,753	1.11		1.12		5.45		59
Year ended 08/31/08	16.27	0.37	(1.37	)(e)	(1.00)	(0.70)	(6.18)	(6.88)	8.39	(6.91)	12,696	0.88		0.89		4.35		73
Year ended 08/31/07(f)	17.34	0.32	(1.09	)(e)	(0.77)	(0.30)	—	(0.30)	16.27	(4.53)	10	0.89	(g)	0.89	(g)	4.01	(g)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,890, $22,336, $25,588 and $38,078 for Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008. Redemption fees added to shares of beneficial interest for Class B, Class C and Institutional Class shares were $0.05, $0.05 and $0.04 per share and $0.47, $0.47 and $0.48 per share for the year ended August 31, 2008 and the eight months ended August 31, 2007, respectively.
(f)	Commencement date of March 9, 2007 for Class B, Class C and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

25        Invesco Counselor Series Trust

Invesco Structured Core Fund

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/11	$6.29	$0.07	(a)	$1.06	$1.13	$(0.08)	$—	$(0.08)	$7.34	18.00%	$204,311	1.00	%(d)	1.22	%(d)	0.90	%(d)	125%
Year ended 08/31/10	6.47	0.06	(a)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.29	(1.07)	1,265	1.00		1.31		0.93		71
Year ended 08/31/09	9.89	0.11	(a)	(2.16)	(2.05)	(0.07)	(1.30)	(1.37)	6.47	(18.66)	1,618	0.66		1.29		1.85		77
Year ended 08/31/08	11.19	0.14	(a)	(1.37)	(1.23)	(0.02)	(0.05)	(0.07)	9.89	(11.03)	951	0.75		1.93		1.34		118
Year ended 08/31/07	10.19	0.08	(a)	1.10	1.18	(0.18)	—	(0.18)	11.19	11.60	1,532	1.02		6.88		0.67		79

Class B
Year ended 08/31/11	6.22	0.01	(a)	1.06	1.07	(0.03)	—	(0.03)	7.26	17.15	20,750	1.75	(d)	1.97	(d)	0.15	(d)	125
Year ended 08/31/10	6.37	0.01	(a)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	173	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(a)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	211	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(a)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	165	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(a)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	847	1.77		7.63		(0.08)		79

Class C
Year ended 08/31/11	6.22	0.01	(a)	1.05	1.06	(0.03)	—	(0.03)	7.25	16.99	48,592	1.75	(d)	1.97	(d)	0.15	(d)	125
Year ended 08/31/10	6.37	0.01	(a)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	219	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(a)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	254	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(a)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	249	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(a)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	1,043	1.77		7.63		(0.08)		79

Class R
Year ended 08/31/11	6.27	0.05	(a)	1.06	1.11	(0.07)	—	(0.07)	7.31	17.68	1,300	1.25	(d)	1.47	(d)	0.65	(d)	125
Year ended 08/31/10	6.45	0.05	(a)	(0.12)	(0.07)	(0.11)	—	(0.11)	6.27	(1.30)	1,335	1.25		1.56		0.68		71
Year ended 08/31/09	9.86	0.10	(a)	(2.15)	(2.05)	(0.06)	(1.30)	(1.36)	6.45	(18.70)	77	0.91		1.54		1.60		77
Year ended 08/31/08	11.17	0.11	(a)	(1.37)	(1.26)	—	(0.05)	(0.05)	9.86	(11.32)	53	1.00		2.18		1.09		118
Year ended 08/31/07	10.18	0.05	(a)	1.10	1.15	(0.16)	—	(0.16)	11.17	11.33	684	1.27		7.13		0.42		79

Class Y
Year ended 08/31/11	6.32	0.09	(a)	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	3,846	0.75	(d)	0.97	(d)	1.15	(d)	125
Year ended 08/31/10	6.50	0.08	(a)	(0.13)	(0.05)	(0.13)	—	(0.13)	6.32	(0.85)	142	0.75		1.06		1.18		71
Year ended 08/31/09(e)	8.29	0.12	(a)	(0.54)	(0.42)	(0.07)	(1.30)	(1.37)	6.50	(2.50)	211	0.43	(f)	1.07	(f)	2.08	(f)	77

Investor Class
Year ended 08/31/11	6.32	0.07	(a)	1.05	1.12	(0.08)	—	(0.08)	7.36	17.76	63,890	1.00	(d)	1.22	(d)	0.90	(d)	125
Year ended 08/31/10	6.50	0.06	(a)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.32	(1.07)	69,635	1.00		1.31		0.93		71
Year ended 08/31/09	9.90	0.12	(a)	(2.15)	(2.03)	(0.07)	(1.30)	(1.37)	6.50	(18.43)	88,674	0.66		1.29		1.85		77
Year ended 08/31/08(e)	10.73	0.05		(0.88)	(0.83)	—	—	—	9.90	(7.73)	136,838	0.60	(f)	1.10	(f)	1.49	(f)	118

Institutional Class
Year ended 08/31/11	6.32	0.09	(a)	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	11,645	0.74	(d)	0.77	(d)	1.18	(d)	125
Year ended 08/31/10	6.50	0.08	(a)	(0.12)	(0.04)	(0.14)	—	(0.14)	6.32	(0.83)	11,793	0.75		0.91		1.18		71
Year ended 08/31/09	9.91	0.13	(a)	(2.16)	(2.03)	(0.08)	(1.30)	(1.38)	6.50	(18.32)	22,128	0.41		0.89		2.10		77
Year ended 08/31/08	11.21	0.16	(a)	(1.36)	(1.20)	(0.05)	(0.05)	(0.10)	9.91	(10.79)	29,374	0.50		1.57		1.59		118
Year ended 08/31/07	10.20	0.10	(a)	1.10	1.20	(0.19)	—	(0.19)	11.21	11.85	942	0.77		6.55		0.92		79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $285,320,621 and sold of $155,521,831 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s) of $63,998, $6,654, $15,188, $1,423, $1,316, $73,162 and $12,894 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and April 25, 2008 for Class Y and Investor Class shares, respectively.
(f)	Annualized.

26        Invesco Counselor Series Trust

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;

■	Your investment has a 5% return before expenses each year; and

■	Invesco Core Plus Bond Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Invesco Core Plus Bond Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.50%	0.50%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.50%	9.20%	13.94%	18.89%	24.05%	29.43%	35.05%	40.91%	47.02%	53.40%
End of Year Balance	$10,450.00	$10,920.25	$11,394.19	$11,888.70	$12,404.67	$12,943.03	$13,504.76	$14,090.86	$14,702.41	$15,340.49
Estimated Annual Expenses	$51.13	$53.43	$73.64	$76.83	$80.17	$83.65	$87.28	$91.07	$95.02	$99.14

Invesco Floating Rate Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.31%	8.81%	13.50%	18.39%	23.49%	28.81%	34.36%	40.15%	46.20%	52.50%
End of Year Balance	$10,431.00	$10,880.58	$11,349.53	$11,838.69	$12,348.94	$12,881.18	$13,436.36	$14,015.47	$14,619.53	$15,249.64
Estimated Annual Expenses	$70.49	$73.52	$76.69	$80.00	$83.45	$87.04	$90.80	$94.71	$98.79	$103.05

Invesco Global Real Estate Income Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.03%	8.22%	12.58%	17.12%	21.84%	26.75%	31.86%	37.17%	42.70%	48.45%
End of Year Balance	$10,403.00	$10,822.24	$11,258.38	$11,712.09	$12,184.09	$12,675.11	$13,185.91	$13,717.30	$14,270.11	$14,845.20
Estimated Annual Expenses	$98.95	$102.94	$107.09	$111.41	$115.90	$120.57	$125.43	$130.48	$135.74	$141.21

Invesco Structured Core Fund — INSTITUTIONAL	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.23%	8.64%	13.23%	18.02%	23.02%	28.22%	33.64%	39.30%	45.19%	51.33%
End of Year Balance	$10,423.00	$10,863.89	$11,323.44	$11,802.42	$12,301.66	$12,822.02	$13,364.39	$13,929.70	$14,518.93	$15,133.08
Estimated Annual Expenses	$78.63	$81.95	$85.42	$89.03	$92.80	$96.73	$100.82	$105.08	$109.53	$114.16

1 Your actual expenses may be higher or lower than those shown.

27        Invesco Counselor Series Trust

Shareholder Account Information

In addition to the Fund(s), Invesco serves as investment adviser to many other mutual funds. The following information is about the Institutional Classes of the Invesco Funds and Invesco Van Kampen Funds (Invesco Funds or Funds), which are offered only to certain eligible institutional investors.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
The Institutional Class of the Fund is intended solely for use by institutional investors who (i) meet the eligibility requirements set forth below and (ii) trade through an omnibus, trust or similar account with the Fund. Institutional investors will receive an institutional level of fund services, which generally are limited to buying, selling or exchanging shares. Services such as dollar cost averaging and internet account access are generally limited to retail investors and are not available for institutional investor accounts.

Shares of the Institutional Class of the Fund are generally available for banks, trust companies and certain other financial intermediaries acting for the benefit of institutional client accounts, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, certain defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization) which meet asset and/or minimum initial investment requirements.

As illustrated in the table below, the Institutional Class minimum investment amounts are as follows: (i) for an institutional investor that is a defined contribution plan for which the sponsor has combined defined contribution plan and defined benefit plan assets of at least $100 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for an institutional investor that is a defined contribution plan is $10 million per client sub-account; (ii) for an institutional investor that is a bank, trust company or certain other financial intermediaries acting for the benefit of institutional client accounts, the minimum initial investment requirement is $10 million per client sub-account; (iii) for certain other institutional investors, the minimum initial investment requirement is $1 million per client sub-account; and (iv) for defined benefit plans, funds of funds or other pooled investment vehicles, there is no minimum initial investment requirement.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

Minimum Investments
The minimum investments for Institutional Class accounts are as follows:

	Initial	Additional
Type of Account	Investments	Investments

Defined Contribution Plan (for which sponsor has $100 million in combined DC and DB assets)	$0	$0

Defined Contribution Plan (for which sponsor has less than $100 million in combined DC and DB assets)	$10 M	$0

Banks, Trust Companies and certain other financial intermediaries	$10 M	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 M	$0

Foundations or Endowments	$1 M	$0

Other institutional investors	$1 M	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Fund of Funds)	$0	$0

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The financial adviser or financial intermediary should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Institutional Class

INSTCL—12/11

Redeeming Shares

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator). Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the Securities and Exchange Commission (SEC), such as when the NYSE restricts or suspends trading.

If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

    Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

    Invesco Global Growth Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco High Yield Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund
Invesco International Growth Fund Invesco International Small Company Fund Invesco International Total Return Fund Invesco Pacific Growth Fund

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle. If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions.

Exchanging Shares
You may, under most circumstances, exchange Institutional Class shares in one Fund for Institutional Class shares of another Fund. An exchange is

A-2        The Invesco Funds—Institutional Class

the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares.

Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.
■	Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).
■	If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Funds’ Boards of Trustees (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use

A-3        The Invesco Funds—Institutional Class

reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market Funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or Invesco Affiliates, in their sole discretion determine that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Valuation

A-4        The Invesco Funds—Institutional Class

Committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco High Income Municipal Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross

A-5        The Invesco Funds—Institutional Class

income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.

■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived

A-6        The Invesco Funds—Institutional Class

from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
Invesco Distributors, the distributor of the Funds, an Invesco Affiliate, or one or more of its corporate affiliates (collectively, Invesco Affiliates) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s Funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its Fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Institutional Class

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about each Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about each Fund’s investments. Each Fund’s annual report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. Each Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of each Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Core Plus Bond Fund Invesco Floating Rate Fund and	Invesco Global Real Estate Income Fund Invesco Structured Core Fund
SEC 1940 Act file number: 811-09913

invesco.com/us ICST-PRO-2

Prospectus	December 16, 2011

Class: A (CLFAX), B (CLFBX), C (CLFCX), Y (CLFDX)
Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	5
The Adviser(s)	5
Adviser Compensation	5
Portfolio Managers	6

Other Information	6
Sales Charges	6
Distributions	6
Dividends	6
Capital Gains Distributions	6

Benchmark Descriptions	6

Financial Highlights	7

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco California Tax-Free Income Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.47%	0.47%	0.47%	0.47%

Distribution and/or Service (12b-1) Fees	0.25	0.25	0.75	None

Other Expenses	0.13	0.13	0.13	0.13

Interest	0.05	0.05	0.05	0.05

Total Other Expenses	0.18	0.18	0.18	0.18

Total Annual Fund Operating Expenses	0.90	0.90	1.40	0.65

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$562	$748	$950	$1,530

Class B	592	587	698	1,108

Class C	243	443	766	1,680

Class Y	66	208	362	810

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$562	$748	$950	$1,530

Class B	92	287	498	1,108

Class C	143	443	766	1,680

Class Y	66	208	362	810

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities that pay interest exempt from federal and California state income taxes. The Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser), generally invests the Fund’s assets in investment grade, California municipal obligations. The Fund may also invest in unrated securities, which are judged by the Adviser to be of comparable quality. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments or their respective agencies. The Fund’s municipal obligation investments may include zero coupon securities, private activity bonds and lease obligations.

Additionally, the Fund may invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Adviser (commonly known as junk bonds).

The Fund may also invest up to 20% of its total assets in taxable money market instruments, tax-exempt securities of other states and municipalities and securities that pay interest income subject to the alternative minimum tax.

The Fund buys and sells California municipal securities with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities which the Fund’s Adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund’s portfolio from early payment by issuers of such securities. Portfolio securities are typically sold when the assessments of the Adviser of any of these factors materially change.

The Fund will invest in derivative instruments, specifically futures contracts, including treasury futures, to gain or reduce exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund may invest in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or

1        Invesco California Tax-Free Income Fund

guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

Lease Obligations. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. The interest rates on treasury futures generally moves in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

Alternative Minimum Tax. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax. Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them.

State-Specific Risks. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Municipal Securities Risk. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and the Morgan Stanley California Tax-Free Income Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period. Year-to-date returns include returns of the Fund for periods ending on and after June 1, 2010.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class B shares year-to-date (ended September 30, 2011): 9.55%
Best Quarter (ended September 30, 2009): 10.42%
Worst Quarter (ended December 31, 2010): (5.89)%

2        Invesco California Tax-Free Income Fund

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years

Class A shares: Inception (07/28/97)	(3.18)%	1.39%	3.10%

Class B shares: Inception (07/11/84)
Return Before Taxes	(3.20)	2.10	3.60
Return After Taxes on Distributions	(3.21)	2.06	3.50
Return After Taxes on Distributions and Sale of Fund Shares	(0.45)	2.44	3.70

Class C shares: Inception (07/28/97)	0.19	1.87	3.05

Class Y shares: Inception (07/28/97)	1.92	2.65	3.83

Barclays Capital California Municipal Index (reflects no deductions for fees, expenses or taxes)	2.97	3.66	4.64

Lipper CA Municipal Debt Funds Index	2.08	2.58	3.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Thomas Byron	Portfolio Manager	2010 (predecessor fund 2009)

Robert Stryker	Portfolio Manager	2010 (predecessor fund 2009)

Stephen Turman	Portfolio Manager	2011

Julius Williams	Portfolio Manager	2011

Robert Wimmel	Portfolio Manager	2010 (predecessor fund 2009)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions primarily are exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities that pay interest exempt from federal and California state income taxes. The Fund’s policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities the interest on which is exempt from federal income taxes and California state income taxes, except for defensive investing discussed below, is fundamental. This fundamental policy may not be changed without shareholder approval. The Adviser generally invests the Fund’s assets in investment grade, California municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments or their respective agencies. These municipal obligations will have the following ratings at the time of purchase:

■	municipal bonds—within the four highest grades by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P), or Fitch Ratings (Fitch);
■	municipal notes—within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody’s, S&P or Fitch; and
■	municipal commercial paper—within the highest grade by Moody’s, S&P or Fitch.

The Fund may also invest in unrated securities, which are judged by the Adviser to have comparable quality to the securities described above. Additionally, the Fund may invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Adviser (commonly known as junk bonds).

The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund’s Adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund’s portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Adviser of any of these factors materially change.

The Adviser buys and sells securities for the Fund’s portfolio with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities that it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding California municipal securities permitted by its investment policies

3        Invesco California Tax-Free Income Fund

if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.

A California municipal security is a security that pays interest that is exempt from federal income tax and California income taxes or other local income taxes. This may include municipal securities issued by United States territories (such as Puerto Rico) that are exempt from federal income tax and California or other local income taxes.

The Fund may invest up to 20% of its net assets in taxable money market instruments, tax-exempt securities of other states and municipalities and securities that pay interest income subject to the alternative minimum tax.

Municipal bonds, notes and commercial paper are commonly classified as either general obligation or revenue. General obligation bonds, notes and commercial paper are secured by the issuer’s faith and credit, including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to finance a wide variety of municipal projects which may include: educational facilities, electric utility, hospitals/healthcare, industrial development/pollution control, single and multi-family housing, transportation and water and sewer facilities. The Fund’s municipal obligation investments may include zero coupon securities. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

The Fund will invest in derivative instruments, specifically futures contracts, including treasury futures, to gain or reduce exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund may invest in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest in interest rate swaps to hedge its exposure to interest rates. An interest rate swap is an agreement between two parties pursuant to which the parties exchange a floating interest rate payment for a fixed interest rate payment based on a specified principal or notional amount.

Defensive Investing. The Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market securities, non-California tax-exempt securities or in tax-exempt securities subject to the alternative minimum tax for individual shareholders when the Adviser believes it is advisable to do so. The Fund will only purchase municipal obligations of other states that satisfy the same standards as set forth for the California tax-exempt securities. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund’s ability to provide California tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.

In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which investment strategies it uses. For example, the Adviser in its discretion may determine to use some permitted investment strategies while not using others.

Principal Risks
Credit and Interest Rate Risks. Principal risks of investing in the Fund are associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state. The Fund could be affected by political, economic and regulatory developments concerning the issuers of the securities in which the Fund invests. Should any difficulties develop concerning these municipalities’ abilities to pay principal and/or interest on their debt obligations, the Fund’s value and yield could be adversely affected.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund’s portfolio securities to fall substantially. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting

4        Invesco California Tax-Free Income Fund

either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. The interest rates on treasury futures generally moves in the reverse direction of market interest rates. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a leveraged inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

Alternative Minimum Tax. The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

Special Risk Considerations Regarding California Municipal Securities. The Fund invests substantially all of its assets in a portfolio of California municipal securities. Because the Fund invests substantially all of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance.

More detailed information concerning California municipal securities and the State of California is set forth in the Fund’s SAI.

The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund’s investment strategies.

Bond Insurance Risk. Many of the municipal obligations in which the Fund invests will be covered by insurance at the time of issuance or at a later date. Such insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Fund against losses caused by declines in a bond’s value due to a change in market conditions.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Municipal Securities Risk. From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

Interest Rate Transactions. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation

During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.47% of Invesco California Tax-Free Income Fund’s average daily net assets.
The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A shares to 0.85%, Class B shares to 1.35%, Class C shares to 1.35% and Class Y shares to 0.60% of average daily net assets, respectively. Unless the Board and Invesco Advisers, Inc. mutually

5        Invesco California Tax-Free Income Fund

agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Thomas Byron, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Byron served as Portfolio Manager of the predecessor fund since 2009. Prior to commencement of operations by the Fund, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. or its affiliates in an investment management capacity (1981 to 2010).

■	Robert Stryker, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Stryker served as Portfolio Manager of the predecessor fund since 2009. Prior to commencement of operations by the Fund, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. or its affiliates in an investment management capacity (1994 to 2010).

■	Stephen Turman, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1985.

■	Julius Williams, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2010. From 2000 to 2010, Mr. Williams was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

■	Robert Wimmel, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Wimmel served as Portfolio Manager of the predecessor fund since 2009. Prior to commencement of operations by the Fund, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. or its affiliates in an investment management capacity (1996 to 2010).

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 4.75% initial sales charge as listed under the heading “Category II Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category II contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective(s) and strategies, that its distributions if any, will consist primarily of income that is exempt from federal and California income taxes to the extent they are derived from California’s municipal obligations.

Dividends
The Fund generally declares dividends from net investment income daily and pays them monthly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The Barclays Capital California Municipal Index is an index of California investment grade municipal bonds.

The Lipper CA Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.

6        Invesco California Tax-Free Income Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

																Supplemental
												Ratio of				ratio of
												expenses		Ratio of		expenses to
												to average		expenses		average net
				Net gains								net assets		to average net		assets
				(losses)								with fee		assets without		(excluding		Ratio of net
	Net asset			on securities		Dividends	Distributions					waivers		fee waivers		interest,		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		facilities and		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		maintenance		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		fees)(b)		net assets		turnover(c)

Class A
Year ended 08/31/11	$11.75	$0.52	(d)	$(0.41)	$0.11	$(0.52)	$—	$(0.52)	$11.34	1.13%	$148,884	0.90	%(e)	0.90	%(e)	0.85	%(e)	4.66	%(e)	25%
Eight months ended 08/31/10	11.21	0.37		0.52	0.89	(0.35)	—	(0.35)	11.75	8.05	26,015	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.23	0.51		0.97	1.48	(0.50)	—	(0.50)	11.21	14.74	24,377	0.86		0.92		0.85		4.65		19
Year ended 12/31/08	11.83	0.49		(1.56)	(1.07)	(0.49)	(0.04)	(0.53)	10.23	(9.28)	22,799	0.86		0.90		0.86		4.33		10
Year ended 12/31/07	12.16	0.50		(0.31)	0.19	(0.49)	(0.03)	(0.52)	11.83	1.62	24,645	1.00		1.04		0.84		4.12		5
Year ended 12/31/06	12.16	0.49		0.06	0.55	(0.49)	(0.06)	(0.55)	12.16	4.64	299,414	0.86		0.89		0.85		4.06		5

Class B
Year ended 08/31/11	11.83	0.52	(d)	(0.41)	0.11	(0.52)	—	(0.52)	11.42	1.16 (g)	220,478	0.89	(e)(g)	0.89	(e)(g)	0.84	(e)(g)	4.67	(e)(g)	25
Eight months ended 08/31/10	11.28	0.37		0.53	0.90	(0.35)	—	(0.35)	11.83	8.10	254,907	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.30	0.51		0.98	1.49	(0.51)	—	(0.51)	11.28	14.68	266,270	0.85		0.94		0.84		4.66		19
Year ended 12/31/08	11.91	0.50		(1.57)	(1.07)	(0.50)	(0.04)	(0.54)	10.30	(9.23)	267,308	0.85		0.89		0.85		4.34		10
Year ended 12/31/07	12.24	0.50		(0.30)	0.20	(0.50)	(0.03)	(0.53)	11.91	1.65	344,606	0.97		1.01		0.81		4.15		5
Year ended 12/31/06	12.24	0.52		0.05	0.57	(0.51)	(0.06)	(0.57)	12.24	4.81	132,162	0.69		0.72		0.68		4.23		5

Class C
Year ended 08/31/11	11.82	0.46	(d)	(0.40)	0.06	(0.47)	—	(0.47)	11.41	0.65	21,800	1.40	(e)	1.40	(e)	1.35	(e)	4.16	(e)	25
Eight months ended 08/31/10	11.27	0.34		0.52	0.86	(0.31)	—	(0.31)	11.82	7.76	17,528	1.38	(f)	1.41	(f)	1.34	(f)	4.38	(f)	15
Year ended 12/31/09	10.29	0.46		0.97	1.43	(0.45)	—	(0.45)	11.27	14.11	17,245	1.36		1.42		1.35		4.15		19
Year ended 12/31/08	11.90	0.44		(1.57)	(1.13)	(0.44)	(0.04)	(0.48)	10.29	(9.74)	17,105	1.36		1.40		1.36		3.83		10
Year ended 12/31/07	12.23	0.44		(0.30)	0.14	(0.44)	(0.03)	(0.47)	11.90	1.14	22,800	1.50		1.54		1.34		3.62		5
Year ended 12/31/06	12.23	0.43		0.06	0.49	(0.43)	(0.06)	(0.49)	12.23	4.12	23,320	1.36		1.39		1.35		3.56		5

Class Y
Year ended 08/31/11	11.79	0.55	(d)	(0.41)	0.14	(0.55)	—	(0.55)	11.38	1.40	24,195	0.65	(e)	0.65	(e)	0.60	(e)	4.91	(e)	25
Eight months ended 08/31/10	11.25	0.39		0.52	0.91	(0.37)	—	(0.37)	11.79	8.21	26,837	0.63	(f)	0.66	(f)	0.59	(f)	5.13	(f)	15
Year ended 12/31/09	10.26	0.54		0.98	1.52	(0.53)	—	(0.53)	11.25	15.10	27,388	0.61		0.67		0.60		4.90		19
Year ended 12/31/08	11.86	0.52		(1.56)	(1.04)	(0.52)	(0.04)	(0.56)	10.26	(9.02)	28,450	0.61		0.65		0.61		4.58		10
Year ended 12/31/07	12.20	0.53		(0.32)	0.21	(0.52)	(0.03)	(0.55)	11.86	1.80	49,024	0.76		0.80		0.60		4.36		5
Year ended 12/31/06	12.20	0.53		0.05	0.58	(0.52)	(0.06)	(0.58)	12.20	4.90	53,954	0.61		0.64		0.60		4.31		5

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	For the year ended August 31, 2011 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $139,542,348 and sold of $13,399,363 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen California Insured Tax Free Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $53,049, $225,787, $16,769 and $24,024 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%.

7        Invesco California Tax-Free Income Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund - Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

A-7        The Invesco Funds

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have

A-8        The Invesco Funds

the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

A-9        The Invesco Funds

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an

A-10        The Invesco Funds

alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-11        The Invesco Funds

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

A-13        The Invesco Funds

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9286

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs and annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco California Tax-Free Income Fund
SEC 1940 Act file number: 811-09913

invesco.com/us MS-CTFI-PRO-1

Prospectus	December 16, 2011

Class: A (VADAX), B (VADBX), C (VADCX), R (VADRX), Y (VADDX)
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	4
The Adviser(s)	4
Adviser Compensation	4
Portfolio Managers	4

Other Information	4
Sales Charges	4
Distributions	4
Dividends	5
Capital Gains Distributions	5

Benchmark Descriptions	5

Financial Highlights	6

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Equally-Weighted S&P 500 Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.12%	0.12%	0.12%	0.12%	0.12%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	0.50	None

Other Expenses	0.19	0.19	0.19	0.19	0.19

Total Annual Fund Operating Expenses	0.56	1.31	1.31	0.81	0.31

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$604	$720	$846	$1,213

Class B	633	715	918	1,372

Class C	233	415	718	1,579

Class R	83	259	450	1,002

Class Y	32	100	174	393

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$604	$720	$846	$1,213

Class B	133	415	718	1,372

Class C	133	415	718	1,579

Class R	83	259	450	1,002

Class Y	32	100	174	393

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests in a diversified portfolio of common stocks represented in the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 50% of the S&P 500’s value; however, these same 50 companies represent roughly 10% of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser), will adjust the Fund’s investment securities on a quarterly basis to maintain an approximately equal weighting of each S&P 500 stock.

The Fund will invest in derivative instruments, specifically futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract, by physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Standard & Poor’s®, S&P®, Standard & Poor’s Equal Weight Index, S&P EWI, S&P 500®, Standard & Poor’s 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Common Stocks. In general, common stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative

1        Invesco Equally-Weighted S&P 500 Fund

transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligations to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and the Morgan Stanley Equally-Weighted S&P 500 Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C, Class R and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class B shares year-to-date (ended September 30, 2011): (11.99)%
Best Quarter (ended June 30, 2009): 24.26%
Worst Quarter (ended December 31, 2008): (26.71)%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10	Since
	Year	Years	Years	Inception

Class A shares: Inception (07/28/97)	14.53%	2.84%	4.92%	—

Class B shares: Inception (12/01/87)
Return Before Taxes	15.30	2.94	4.87	—
Return After Taxes on Distributions	15.24	1.83	4.10	—
Return After Taxes on Distributions and Sale of Fund Shares	10.03	2.28	4.08	—

Class C shares: Inception (07/28/97)	19.33	3.25	4.74	—

Class R shares: Inception (03/31/08)	20.97	—	—	4.89%

Class Y shares: Inception (07/28/97)	21.51	4.27	5.77	—

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.08	2.29	1.42	—

S&P 500® Equal Weight Index (reflects no deductions for fees, expenses or taxes)	21.91	4.80	6.26	—

Lipper Multi-Cap Core Funds Index	16.63	2.94	2.57	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

		Length of Service
Portfolio Managers	Title	on the Fund

Anthony Munchak	Portfolio Manager	2010

Glen Murphy	Portfolio Manager	2010

Francis Orlando	Portfolio Manager	2010

Daniel Tsai	Portfolio Manager	2010

Anne Unflat	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

2        Invesco Equally-Weighted S&P 500 Fund

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500. The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 50% of the S&P 500’s value; however, these same 50 companies represent roughly 10% of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Adviser will adjust the Fund’s investment securities on a quarterly basis to maintain an approximately equal weighting of each S&P 500 stock.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Fund will invest in derivative instruments, specifically futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract, by physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Principal Risks
Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to a company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Unlike many mutual funds, the Fund is not actively managed. The Adviser does not expect the Fund’s performance to track the performance of the S&P 500 because the Fund uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. In addition, because the Adviser maintains an approximate equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Fund’s position in such securities) in certain circumstances, the Adviser will not consistently maintain an exact equal weighting of each S&P 500 stock.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in foreign securities.

Foreign and Emerging Market Securities. The Fund’s investments in the common stocks of foreign corporations (including depositary receipts) involve risks that are in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory

3        Invesco Equally-Weighted S&P 500 Fund

requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in response to adverse market, economic, political or other conditions. As a result, the Fund may not achieve its investment objective.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.12% of Invesco Equally-Weighted S&P 500 Fund’s average daily net assets after fee waiver and/or expense reimbursement.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A shares to 0.75%, Class B shares to 1.50%, Class C shares to 1.50%, Class R shares to 1.00% and Class Y shares to 0.50% of average daily net assets. Unless the Board and Invesco mutually agreed to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended June 30.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Anthony Munchak, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Glen Murphy, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1995.

■	Francis Orlando, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1987.

■	Daniel Tsai, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Anne Unflat, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1988.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category II contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the application CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus.

Purchase of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information — Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

4        Invesco Equally-Weighted S&P 500 Fund

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index.

The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.

5        Invesco Equally-Weighted S&P 500 Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/11	$25.26	$0.39	$4.65	$5.04	$(0.41)	$—	$(0.41)	$29.89	19.91%	$639,478	0.56	%(d)	0.56	%(d)	1.26	%(d)	22%
Two months 08/31/10	24.74	0.08	0.44	0.52	—	—	—	25.26	2.10	556,910	0.65	(e)	0.65	(e)	1.81	(e)	0
Year ended 06/30/10	20.14	0.30	4.56	4.86	(0.26)	—	(0.26)	24.74	24.08	552,673	0.64		0.64		1.17		24
Year ended 06/30/09	33.39	0.37	(9.39)	(9.02)	(0.46)	(3.77)	(4.23)	20.14	(24.61)	486,937	0.75	(f)	0.75	(f)	1.62	(f)	39
Year ended 06/30/08	45.39	0.48	(7.81)	(7.33)	(0.48)	(4.19)	(4.67)	33.39	(17.31)	799,622	0.62	(f)	0.62	(f)	1.22	(f)	25
Year ended 06/30/07	40.04	0.45	7.54	7.99	(0.40)	(2.24)	(2.64)	45.39	20.44	1,070,820	0.62	(f)	0.62	(f)	1.05	(f)	14

Class B
Year ended 08/31/11	25.05	0.16	4.60	4.76	(0.11)	—	(0.11)	29.70	18.98	77,702	1.31	(d)	1.31	(d)	0.51	(d)	22
Two months 08/31/10	24.56	0.05	0.44	0.49	—	—	—	25.05	2.00	110,367	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	20.08	0.10	4.54	4.64	(0.16)	—	(0.16)	24.56	23.09	118,559	1.39		1.39		0.42		24
Year ended 06/30/09	33.02	0.20	(9.22)	(9.02)	(0.15)	(3.77)	(3.92)	20.08	(25.14)	155,328	1.50	(f)	1.50	(f)	0.87	(f)	39
Year ended 06/30/08	44.85	0.18	(7.74)	(7.56)	(0.08)	(4.19)	(4.27)	33.02	(17.96)	352,174	1.37	(f)	1.37	(f)	0.47	(f)	25
Year ended 06/30/07	39.57	0.12	7.45	7.57	(0.05)	(2.24)	(2.29)	44.85	19.54	630,489	1.38	(f)	1.38	(f)	0.29	(f)	14

Class C
Year ended 08/31/11	24.29	0.16	4.47	4.63	(0.11)	—	(0.11)	28.81	19.04	67,788	1.31	(d)	1.31	(d)	0.51	(d)	22
Two months 08/31/10	23.82	0.04	0.43	0.47	—	—	—	24.29	1.97	55,797	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	19.49	0.10	4.42	4.52	(0.19)	—	(0.19)	23.82	23.15	56,462	1.39		1.39		0.42		24
Year ended 06/30/09	32.33	0.19	(9.06)	(8.87)	(0.20)	(3.77)	(3.97)	19.49	(25.17)	51,534	1.50	(f)	1.50	(f)	0.87	(f)	39
Year ended 06/30/08	44.08	0.19	(7.58)	(7.39)	(0.17)	(4.19)	(4.36)	32.33	(17.89)	88,658	1.35	(f)	1.35	(f)	0.49	(f)	25
Year ended 06/30/07	38.97	0.14	7.33	7.47	(0.12)	(2.24)	(2.36)	44.08	19.53	124,080	1.34	(f)	1.34	(f)	0.33	(f)	14

Class R
Year ended 08/31/11	25.14	0.31	4.63	4.94	(0.31)	—	(0.31)	29.77	19.62	1,176	0.81	(d)	0.81	(d)	1.01	(d)	22
Two months 08/31/10	24.63	0.07	0.44	0.51	—	—	—	25.14	2.07	205	0.90	(e)	0.90	(e)	1.56	(e)	0
Year ended 06/30/10	20.10	0.23	4.56	4.79	(0.26)	—	(0.26)	24.63	23.78	208	0.89		0.89		0.92		24
Year ended 06/30/09	33.36	0.30	(9.35)	(9.05)	(0.44)	(3.77)	(4.21)	20.10	(24.78)	73	1.00	(f)	1.00	(f)	1.37	(f)	39
Year ended 06/30/08(g)	34.26	0.09	(0.99)	(0.90)	—	—	—	33.36	(2.63)	97	0.86	(e)(f)	0.86	(e)(f)	0.98	(e)(f)	25

Class Y
Year ended 08/31/11	25.47	0.47	4.68	5.15	(0.49)	—	(0.49)	30.13	20.19	178,056	0.31	(d)	0.31	(d)	1.51	(d)	22
Two months 08/31/10	24.94	0.09	0.44	0.53	—	—	—	25.47	2.12	155,551	0.40	(e)	0.40	(e)	2.06	(e)	0
Year ended 06/30/10	20.27	0.36	4.59	4.95	(0.28)	—	(0.28)	24.94	24.39	151,901	0.39		0.39		1.42		24
Year ended 06/30/09	33.62	0.43	(9.46)	(9.03)	(0.55)	(3.77)	(4.32)	20.27	(24.41)	148,051	0.50	(f)	0.50	(f)	1.87	(f)	39
Year ended 06/30/08	45.68	0.59	(7.87)	(7.28)	(0.59)	(4.19)	(4.78)	33.62	(17.11)	351,338	0.37	(f)	0.37	(f)	1.47	(f)	25
Year ended 06/30/07	40.28	0.56	7.58	8.14	(0.50)	(2.24)	(2.74)	45.68	20.72	537,295	0.38	(f)	0.38	(f)	1.29	(f)	14

(a)	Calculated using average shares outstanding.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $676,139, $108,679, $71,299, $476 and $183,290 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

(e)	Annualized.

(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is less than 0.005%.

(g)	Commencement date of March 31, 2008.

6        Invesco Equally-Weighted S&P 500 Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund - Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

A-7        The Invesco Funds

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have

A-8        The Invesco Funds

the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

A-9        The Invesco Funds

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an

A-10        The Invesco Funds

alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-11        The Invesco Funds

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

A-13        The Invesco Funds

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Equally-Weighted S&P 500 Fund
SEC 1940 Act file number: 811-09913

invesco.com/us MS-EWSP-PRO-1

Prospectus	December 16, 2011

Class: A (SPIAX), B (SPIBX), C (SPICX), Y (SPIDX)
Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index).

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	4
The Adviser(s)	4
Adviser Compensation	5
Portfolio Managers	5

Other Information	5
Sales Charges	5
Distributions	5
Dividends	5
Capital Gains Distributions	5

Benchmark Descriptions	5

Financial Highlights	6

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco S&P 500 Index Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.12%	0.12%	0.12%	0.12%

Distribution and/or Service (12b-1) Fees	0.25	1.00	0.91	None

Other Expenses	0.24	0.24	0.24	0.24

Total Annual Fund Operating Expenses	0.61	1.36	1.27	0.36

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$609	$735	$872	$1,270

Class B	638	731	945	1,429

Class C	229	403	697	1,534

Class Y	37	116	202	456

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$609	$735	$872	$1,270

Class B	138	431	745	1,429

Class C	129	403	697	1,534

Class Y	37	116	202	456

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies included in the S&P 500 Index. Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, passively manages the Fund’s assets by investing in stocks in approximately the same proportion as they are represented in the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index). For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Adviser typically will invest the same percentage of the Fund’s assets in that stock.

The Adviser seeks a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation. In addition, the Fund may invest in derivative instrument, specifically futures, swaps and Standard & Poor’s Depositary Receipts (SPDRs). The Fund’s use of derivatives will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Fund may also make temporary investments in money market instruments to manage cash flows into and out of the Fund.

The Fund will invest in futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract by, physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Equity Risk. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Index Risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that

1        Invesco S&P 500 Index Fund

comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.

The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Swaps Risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

SPDRs Risk. SPDRs have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR’s expenses.

Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

U.S. Government Obligations Risk. Obligations issued by U.S. government agencies and instrumentalities may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and Morgan Stanley S&P 500 Index Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales load. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): (9.08)%
Best Quarter (ended June 30, 2009): 15.81%
Worst Quarter (ended December 31, 2008): (21.93)%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years

Class A Shares: Inception (09/26/97)
Return Before Taxes	8.23%	0.72%	0.30%
Return After Taxes on Distributions	8.05	0.46	0.10
Return After Taxes on Distributions and Sale of Fund Shares	5.58	0.59	0.22

Class B Shares: Inception (09/26/97)	8.64	0.71	0.25

Class C Shares: Inception (09/26/97)	12.61	1.10	0.11

Class Y Shares: Inception (09/26/97)	14.79	2.12	1.10

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.08	2.29	1.42

Lipper S&P 500® Objective Funds Index	14.70	2.08	1.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Anthony Munchak	Portfolio Manager	2010

Glen Murphy	Portfolio Manager	2010

Francis Orlando	Portfolio Manager	2010

Daniel Tsai	Portfolio Manager	2010

Anne Unflat	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

2        Invesco S&P 500 Index Fund

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index). The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies included in the S&P 500 Index. The Adviser passively manages the Fund’s assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Adviser typically will invest the same percentage of the Fund’s assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in foreign companies, including those that are in emerging market countries, that are included in the S&P 500 Index.

The Adviser seeks a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Fund may invest in derivative instruments, specifically futures, swaps and SPDRs. The Fund’s use of derivatives will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Fund may also make temporary investments in money market instruments to manage cash flows into and out of the Fund.

The Fund will invest in futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract by, physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

The Fund may invest in securities referred to as SPDRs (known as spiders) that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the NYSE Amex like shares of common stock.

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Principal Risks
A principal risk of investing in the Fund is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Another risk of investing in the Fund arises from its operation as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund ’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.

3        Invesco S&P 500 Index Fund

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Fund (i.e., advisory fee, transfer agency and accounting costs).

The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Fund’s ability to correlate its performance to the S&P 500 Index also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the S&P 500 Index are valued. The Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Adviser will determine what additional investment changes may need to be made.

The performance of the Fund also will depend on whether or not the Adviser is successful in pursuing the Fund’s investment strategies, including the Adviser’s ability to manage cash flows (primarily from purchases and sales, and distributions from the Fund’s investments).

The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The risks associated with the derivative instruments and techniques that the Fund may principally use include:

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Swaps. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

SPDRs. SPDRs have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR’s expenses.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may increase in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

U.S. Government Obligations Risk. Obligations issued by U.S. government agencies and instrumentalities may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Foreign Securities. The Fund’s investments in the common stocks of foreign corporations (including American Depositary Receipts) involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

4        Invesco S&P 500 Index Fund

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.12% of Invesco S&P 500 Index Fund’s average daily net assets after fee waivers and/or expense reimbursements.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A shares to 0.65%, Class B shares to 1.40%, Class C shares to 1.40% and Class Y shares to 0.40% of average daily net assets. Unless the Board and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Anthony Munchak, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Glen Murphy, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1995.

■	Francis Orlando, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1987.

■	Daniel Tsai, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

■	Anne Unflat, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1988.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category II contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

The Lipper S&P 500® Objective Funds Index is an unmanaged index considered representative of S&P 500 objective funds tracked by Lipper.

5        Invesco S&P 500 Index Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)(c)	absorbed(d)		absorbed(d)		net assets(d)		turnover(e)

Class A
Year ended 08/31/11	$11.36	$0.19	$1.85	$2.04	$(0.15)	$13.25	17.94%	$369,597	0.61	%(f)	0.61	%(f)	1.42	%(f)	4%
Year ended 08/31/10	11.09	0.18	0.33	0.51	(0.24)	11.36	4.44	335,583	0.60		0.69		1.47		7
Year ended 08/31/09	13.94	0.21	(2.83)	(2.62)	(0.23)	11.09	(18.43)	349	0.59		0.74		2.11	(g)	7
Year ended 08/31/08	16.01	0.23	(2.05)	(1.82)	(0.25)	13.94	(11.55)	444	0.59		0.66		1.50	(g)	10
Year ended 08/31/07	14.17	0.21	1.85	2.06	(0.22)	16.01	14.60	521	0.58		0.65		1.37	(g)	3

Class B
Year ended 08/31/11	11.10	0.09	1.80	1.89	(0.07)	12.92	17.02	37,840	1.36	(f)	1.36	(f)	0.67	(f)	4
Year ended 08/31/10	10.83	0.08	0.33	0.41	(0.14)	11.10	3.68	64,102	1.35		1.44		0.72		7
Year ended 08/31/09	13.54	0.13	(2.73)	(2.60)	(0.11)	10.83	(19.06)	110	1.34		1.49		1.36	(h)	7
Year ended 08/31/08	15.52	0.11	(1.99)	(1.88)	(0.10)	13.54	(12.20)	217	1.34		1.41		0.75	(h)	10
Year ended 08/31/07	13.72	0.09	1.79	1.88	(0.08)	15.52	13.76	377	1.34		1.41		0.61	(h)	3

Class C
Year ended 08/31/11	10.99	0.10	1.77	1.87	(0.07)	12.79	17.01 (j)	68,753	1.27	(f)(j)	1.27	(f)(j)	0.76	(f)(j)	4
Year ended 08/31/10	10.74	0.08	0.33	0.41	(0.16)	10.99	3.71	66,933	1.35		1.44		0.72		7
Year ended 08/31/09	13.46	0.13	(2.72)	(2.59)	(0.13)	10.74	(19.01)	74	1.34		1.49		1.36	(i)	7
Year ended 08/31/08	15.46	0.11	(1.98)	(1.87)	(0.13)	13.46	(12.21)	104	1.33		1.40		0.76	(i)	10
Year ended 08/31/07	13.70	0.09	1.78	1.87	(0.11)	15.46	13.68	132	1.33		1.40		0.62	(i)	3

Class Y
Year ended 08/31/11	11.48	0.23	1.86	2.09	(0.17)	13.40	18.21	16,824	0.36	(f)	0.36	(f)	1.67	(f)	4
Year ended 08/31/10	11.20	0.21	0.33	0.54	(0.26)	11.48	4.72	23,168	0.35		0.44		1.72		7
Year ended 08/31/09	14.09	0.25	(2.87)	(2.62)	(0.27)	11.20	(18.22)	23	0.34		0.49		2.36	(k)	7
Year ended 08/31/08	16.17	0.27	(2.06)	(1.79)	(0.29)	14.09	(11.28)	74	0.34		0.41		1.75	(k)	10
Year ended 08/31/07	14.31	0.25	1.86	2.11	(0.25)	16.17	14.86	96	0.34		0.41		1.61	(k)	3

(a)	Calculated using averages shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Net assets, end of period, for the years ended August 31, 2009 through August 31, 2007 are stated in millions.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios for all classes was 0.00%, 0.00% and 0.00% for the years ended 2009, 2008 and 2007, respectively. The rebate was less than 0.005% for the years ended 2009, 2008 and 2007.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $388,927, $56,870, $75,178 and $21,061 for Class A, Class B, Class C and Class Y shares, respectively.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.96%, 1.43% and 1.30% for the years ended August 31, 2009 through August 31, 2007, respectively.
(h)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.21%, 0.68% and 0.54% for the years ended August 31, 2009 through August 31, 2007, respectively.
(i)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.21%, 0.69% and 0.55% for the years ended August 31, 2009 through August 31, 2007, respectively.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of .91% for the year ended August 31, 2011.
(k)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 2.21%,1.68% and 1.54% for the years ended August 31, 2009 through August 31, 2007, respectively.

6        Invesco S&P 500 Index Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund - Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

A-7        The Invesco Funds

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have

A-8        The Invesco Funds

the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

A-9        The Invesco Funds

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an

A-10        The Invesco Funds

alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-11        The Invesco Funds

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

A-13        The Invesco Funds

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco S&P 500 Index Fund
SEC 1940 Act file number: 811-09913

invesco.com/us MS-SPI-PRO-1

Prospectus	December 16, 2011

Class: A (VAFAX), B (VAFBX), C (VAFCX), R (VAFRX), Y (VAFIX)
Invesco Van Kampen American Franchise Fund

Invesco Van Kampen American Franchise Fund’s investment objective is to seek long-term capital appreciation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	5
The Adviser(s)	5
Adviser Compensation	6
Portfolio Managers	6

Other Information	6
Sales Charges	6
Distributions	6
Dividends	6
Capital Gains Distributions	6

Benchmark Descriptions	6

Financial Highlights	7

Hypothetical Investment and Expense Information	8

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Van Kampen American Franchise Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees[1]	0.61%	0.61%	0.61%	0.61%	0.61%

Distribution and/or Service (12b-1) Fees	0.25	0.25	0.79	0.50	None

Other Expenses	0.30	0.30	0.30	0.30	0.30

Total Annual Fund Operating Expenses[2]	1.16	1.16	1.70	1.41	0.91

Fee Waiver and/or Expense Reimbursement[3,4]	0.11	0.11	0.11	0.11	0.11

Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement	1.05	1.05	1.59	1.30	0.80

1	Effective May 23, 2011, the Board of Trustees approved a reduced contractual advisory fee schedule for the Fund. Pursuant to the new fee schedule, the Fund’s maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.
2	“Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.
3	Effective May 23, 2011, Invesco Distributors, Inc. (Invesco Distributors) has contractually agreed, through at least June 30, 2013, to waive 12b-1 fees for Class B shares to the extend necessary to limit 12b-1 fees to 0.42% of average daily net assets. Unless the Board of Trustees and Invesco Distributors mutually agree to amend or continue the waiver, it will terminate on June 30, 2013.
4	Effective May 23, 2011, Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed through at least June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Class A, Class B (after 12b-1 fee limit), Class C, Class R and Class Y shares to 1.05%, 1.22%, 1.80%, 1.30% and 0.80%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above:(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$651	$877	$1,133	$1,862

Class B	607	646	817	1,389

Class C	262	514	902	1,990

Class R	132	424	750	1,671

Class Y	82	268	482	1,099

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$651	$877	$1,133	$1,862

Class B	107	346	617	1,389

Class C	162	514	902	1,990

Class R	132	424	750	1,671

Class Y	82	268	482	1,099

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 179% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. issuers that, in its judgment, have, among other things, growth potential. Equity securities in which the Fund invests are common stock, preferred stock, convertible securities, warrants or rights to purchase equity securities and depositary receipts.

The Fund focuses on large-capitalization companies, but invests from time to time in mid-capitalization companies.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in the U.S.

The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also invest in exchange-traded funds.

The Adviser utilizes a bottom-up stock selection process designed to produce alpha, and a disciplined portfolio construction process designed to manage risk. To narrow the investment universe, the Adviser uses a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The Adviser then closely examines company fundamentals including detailed modeling of all of a company’s financial statements, as well as discussions with company management teams, suppliers, distributors, competitors and customers. The Adviser utilizes a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value. The Adviser seeks to invest in companies with strong or improving

1        Invesco Van Kampen American Franchise Fund

fundamentals, attractive valuation relative to growth prospects and earning expectations that appear fair to conservative.

The Adviser considers whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate or the catalysts for growth are no longer present or reflected in the stock price.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund may utilize derivative instruments, specifically forward currency contracts, to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Foreign Risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

Medium and Large-Sized Companies. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Risks of Using Derivative Instruments. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Forward Currency Contracts Risks. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Exchange-Traded Funds Risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETFs shares to its net asset value; (2) failure to develop an active trading market for the ETFs shares; (3) the listing exchange halting trading of the ETFs shares; (4) failure of the ETFs shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and the Van Kampen American Franchise Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown for the period prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge.

The returns shown for Class R shares are those of the Class A shares of the Fund (and the predecessor fund).

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): (12.72)%
Best Quarter (ended September 30, 2009): 19.82%
Worst Quarter (ended December 31, 2008): (18.94)%

2        Invesco Van Kampen American Franchise Fund

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	Since
	Year	Years	Inception

Class A shares: Inception (06/23/05)
Return Before Taxes	14.79%	4.36%	4.83%
Return After Taxes on Distributions	14.79	4.00	4.48
Return After Taxes on Distributions and Sale of Fund Shares	9.61	3.70	4.11

Class B shares: Inception (06/23/05)	15.59	4.43	4.94

Class C shares: Inception (06/23/05)	19.73	4.82	5.15

Class R1 shares: Inception (05/23/11)	21.16	5.30	5.65

Class Y shares: Inception (06/23/05)	21.82	5.84	6.17

S&P 500® Index (reflects no deductions for fees, expenses or taxes) (from 06/30/05)	15.08	2.29	3.13

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes) (from 06/30/05)	16.71	3.75	4.71

Lipper Large Cap Growth Funds Index (from 06/30/05)	15.13	2.38	3.77

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

1	Class R shares performance shown is that of the Fund’s (and the predecessor fund’s) Class A shares restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waiver and/or expense reimbursement.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

		Length of Service
Portfolio Managers	Title	on the Fund

Erik Voss	Portfolio Manager (lead)	2010

Ido Cohen	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in B Class shares are not permitted. The minimum investments for Class A, C and Y shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies and Risks
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. issuers that, in its judgment, have, among other things, growth potential. Equity securities in which the Fund invests are common stock, preferred stock, convertible securities, warrants or rights to purchase equity securities and depositary receipts.

The Fund may invest up to 20% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends.

The Fund may also invest in exchange-traded funds.

The Adviser utilizes a bottom-up stock selection process designed to produce alpha, and a disciplined portfolio construction process designed to manage risk. To narrow the investment universe, the Adviser uses a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The Adviser then closely examines company fundamentals including detailed modeling of all of a company’s financial statements, as well as discussions with company management teams, suppliers, distributors, competitors and customers. The Adviser utilizes a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value. The Adviser seeks to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earning expectations that appear fair to conservative.

The Adviser considers whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate or the catalysts for growth are no longer present or reflected in the stock price.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the

3        Invesco Van Kampen American Franchise Fund

U.S.; or (iii) it is organized under the laws of, or has a principal office in the U.S. The Fund’s policy may be changed by the Board, but no change is anticipated. If the Fund’s policy changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The financial markets in general are subject to volatility and may at times, including currently, experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities and derivative instruments. The markets for securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and the Adviser is unable to predict what effect, if any, such legislation may have on the Fund.

As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

The Fund invests primarily in common stocks and also may invest in other equity securities as described herein.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Medium and Large-Sized Companies. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Risks of Investing in Securities of Foreign Issuers. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Active Trading Risk. Frequent trading of portfolio securities may result in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the

4        Invesco Van Kampen American Franchise Fund

currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

Derivatives. The Fund may utilize derivative instruments, specifically forward currency contracts, to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Exchange-Traded Funds Risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of ETFs shares may trade above or below their net asset value; (2) an active trading market for the ETFs shares may not develop or be maintained; (3) trading ETFs shares may be halted if the listing exchange’s officials deem such action appropriate; (4) ETFs may not be actively managed and may not accurately track the performance of the reference index; (5) ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track; and (6) the value of an investment in ETFs will decline more or less in correlation with any decline in the value of the index they seek to track. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Adviser under guidelines approved by the Board.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s SAI.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs) which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments, obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, prime commercial paper, repurchase agreements and bank obligations, bankers’ acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

5        Invesco Van Kampen American Franchise Fund

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.51% of Invesco Van Kampen American Franchise Fund’s average daily net assets after fee waiver and/or expense reimbursement.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Erik Voss, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. From 2006 to 2010, he was a portfolio manager with Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC). Prior to 2006, he was a portfolio manager with Wells Capital Management.

■	Ido Cohen, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. From 2007 to 2010, he was a vice president and senior analyst with Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC). Prior to 2007, he was a member of a technology, media and telecom-focused investment team at Diamondback Capital.

A lead manager generally has final authority over all aspects of a portion of the Funds investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category III contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Large Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.

6        Invesco Van Kampen American Franchise Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for periods ending on and after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for periods ending prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions						net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$9.79	$(0.05)	$1.98	$1.93	$0.00	$0.00	$0.00	$11.72	19.71	%(c)	$4,894,163	1.06	%(d)	1.17	%(d)	(0.43	)%(d)	179%
Year ended 08/31/10	8.87	0.01	1.03	1.04	(0.12)	0.00	(0.12)	9.79	11.75	(c)	168,731	1.30		1.30		0.11		101
Year ended 08/31/09	10.23	0.13	(1.33)	(1.20)	(0.16)	0.00	(0.16)	8.87	(11.40	)(e)	200,127	1.35		1.41		1.60		105
Year ended 08/31/08	12.19	0.13	(1.20)	(1.07)	(0.31)	(0.58)	(0.89)	10.23	(9.31	)(e)	241,026	1.24		1.24		1.22		18
Year ended 08/31/07	11.41	0.36	0.52	0.88	(0.10)	0.00	(0.10)	12.19	7.75	(e)	394,013	1.19		1.19		2.93		39

Class B
Year ended 08/31/11	9.64	(0.08)	1.91	1.83	0.00	0.00	0.00	11.47	18.98	(c)(f)	373,157	1.28	(d)(f)	1.65	(d)(f)	(0.64	)(d)(f)	179
Year ended 08/31/10	8.75	(0.06)	1.01	0.95	(0.06)	0.00	(0.06)	9.64	10.89	(c)	22,332	2.05		2.05		(0.64)		101
Year ended 08/31/09	10.08	0.07	(1.31)	(1.24)	(0.09)	0.00	(0.09)	8.75	(12.09	)(g)	23,466	2.10		2.16		0.86		105
Year ended 08/31/08	12.03	0.05	(1.18)	(1.13)	(0.24)	(0.58)	(0.82)	10.08	(9.98	)(g)	28,330	2.00		2.00		0.45		18
Year ended 08/31/07	11.30	0.26	0.53	0.79	(0.06)	0.00	(0.06)	12.03	7.01	(g)	38,428	1.95		1.95		2.15		39

Class C
Year ended 08/31/11	9.68	(0.11)	1.94	1.83	0.00	0.00	0.00	11.51	18.90	(c)(h)	266,990	1.60	(d)(h)	1.71	(d)(h)	(0.97	)(d)(h)	179
Year ended 08/31/10	8.76	(0.05)	1.03	0.98	(0.06)	0.00	(0.06)	9.68	11.14	(c)(h)	23,718	1.93	(h)	1.93	(h)	(0.52	)(h)	101
Year ended 08/31/09	10.10	0.06	(1.30)	(1.24)	(0.10)	0.00	(0.10)	8.76	(12.11	)(i)	25,063	2.16		2.22		0.78		105
Year ended 08/31/08	12.02	0.06	(1.18)	(1.12)	(0.22)	(0.58)	(0.80)	10.10	(9.89	)(i)(j)	26,600	1.92	(j)	1.92	(j)	0.55	(j)	18
Year ended 08/31/07	11.30	0.26	0.53	0.79	(0.07)	0.00	(0.07)	12.02	6.99	(i)	46,382	1.95		1.95		2.15		39

Class R
Year ended 08/31/11(k)	12.81	(0.02)	(1.08)	(1.10)	0.00	0.00	0.00	11.71	(8.59	)(c)	17,698	1.30	(d)(l)	1.42	(d)(l)	(0.66	)(d)(l)	179

Class Y
Year ended 08/31/11	9.83	(0.02)	1.97	1.95	0.00	0.00	0.00	11.78	19.84	(c)	117,471	0.81	(d)	0.92	(d)	(0.18	)(d)	179
Year ended 08/31/10	8.91	0.04	1.02	1.06	(0.14)	0.00	(0.14)	9.83	11.95	(c)	2,592	1.05		1.05		0.35		101
Year ended 08/31/09	10.27	0.14	(1.31)	(1.17)	(0.19)	0.00	(0.19)	8.91	(11.07	)(m)	1,451	1.10		1.18		1.77		105
Year ended 08/31/08	12.23	0.18	(1.22)	(1.04)	(0.34)	(0.58)	(0.92)	10.27	(9.05	)(m)	108	1.00		1.00		1.65		18
Year ended 08/31/07	11.44	0.42	0.48	0.90	(0.11)	0.00	(0.11)	12.23	7.93	(m)	1,635	0.93		0.93		3.42		39

Institutional Class
Year ended 08/31/11(k)	12.07	(0.00)	(0.32)	(0.32)	0.00	0.00	0.00	11.75	(2.65	)(c)	197,097	0.66	(d)(l)	0.66	(d)(l)	(0.03	)(d)(l)	179

(a)	Calculated using average shares outstanding.

(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $4,947,460,310 and sold of $2,251,028,915 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(d)	Ratios are based on average daily net assets (000’s omitted) of $1,608,186, $135,181, $102,470, $5,109, $41,714 and $55,810 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.47%.

(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79% and 0.88% for the period ended August 31, 2011 and 2010, respectively.

(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.

(k)	Commencement date of May 23, 2011 for Class R and December 22, 2010 for Institutional Class.

(l)	Annualized.

(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

7        Invesco Van Kampen American Franchise Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	The Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.05%		1.05%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.77)%	2.11%	6.03%	10.11%	14.33%	18.72%	23.28%	28.02%	32.93%	38.04%
End of Year Balance	$9,823.28		$10,211.29	$10,603.41	$11,010.58	$11,433.39	$11,872.43	$12,328.33	$12,801.74	$13,293.32	$13,803.79
Estimated Annual Expenses	$651.18		$105.18	$120.73	$125.36	$130.17	$135.17	$140.36	$145.75	$151.35	$157.16

Class A (Without Maximum
Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.05%	1.05%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.95%	8.06%	12.21%	16.51%	20.99%	25.63%	30.46%	35.47%	40.67%	46.07%
End of Year Balance	$10,395.00	$10,805.60	$11,220.54	$11,651.41	$12,098.82	$12,563.41	$13,045.85	$13,546.81	$14,067.01	$14,607.18
Estimated Annual Expenses	$107.07	$111.30	$127.75	$132.66	$137.75	$143.04	$148.53	$154.24	$160.16	$166.31

Class B2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.05%	1.05%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.95%	8.06%	12.21%	16.51%	20.99%	25.63%	30.46%	35.47%	40.67%	46.07%
End of Year Balance	$10,395.00	$10,805.60	$11,220.54	$11,651.41	$12,098.82	$12,563.41	$13,045.85	$13,546.81	$14,067.01	$14,607.18
Estimated Annual Expenses	$107.07	$111.30	$127.75	$132.66	$137.75	$143.04	$148.53	$154.24	$160.16	$166.31

Class C2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.59%	1.59%	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.41%	6.94%	10.47%	14.11%	17.88%	21.77%	25.78%	29.94%	34.22%	38.65%
End of Year Balance	$10,341.00	$10,693.63	$11,046.52	$11,411.05	$11,787.62	$12,176.61	$12,578.44	$12,993.53	$13,422.31	$13,865.25
Estimated Annual Expenses	$161.71	$167.23	$184.79	$190.89	$197.19	$203.70	$210.42	$217.36	$224.53	$231.94

Class R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.30%	1.30%	1.41%	1.41%	1.41%	1.41%	1.41%	1.41%	1.41%	1.41%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.70%	7.54%	11.40%	15.40%	19.54%	23.83%	28.28%	32.88%	37.65%	42.59%
End of Year Balance	$10,370.00	$10,753.69	$11,139.75	$11,539.66	$11,953.94	$12,383.08	$12,827.64	$13,288.15	$13,765.19	$14,259.36
Estimated Annual Expenses	$132.41	$137.30	$154.35	$159.89	$165.63	$171.58	$177.74	$184.12	$190.73	$197.57

Class Y	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.80%	0.80%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.20%	8.58%	13.02%	17.64%	22.45%	27.46%	32.67%	38.10%	43.75%	49.63%
End of Year Balance	$10,420.00	$10,857.64	$11,301.72	$11,763.96	$12,245.10	$12,745.93	$13,267.24	$13,809.87	$14,374.69	$14,962.62
Estimated Annual Expenses	$81.68	$85.11	$100.83	$104.95	$109.24	$113.71	$118.36	$123.20	$128.24	$133.48

[1]	Your actual expenses may be higher or lower than those shown.
[2]	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

8        Invesco Van Kampen American Franchise Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund - Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

A-7        The Invesco Funds

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have

A-8        The Invesco Funds

the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

A-9        The Invesco Funds

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an

A-10        The Invesco Funds

alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-11        The Invesco Funds

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

A-13        The Invesco Funds

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9286

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Van Kampen American Franchise Fund
SEC 1940 Act file number: 811-09913

invesco.com/us VK-AMFR-PRO-1

Prospectus	December 16, 2011

Invesco Van Kampen American Franchise Fund (VAFNX)

Institutional Class

Invesco Van Kampen American Franchise Fund’s investment objective is to seek long-term capital appreciation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	5
The Adviser(s)	5
Adviser Compensation	5
Portfolio Managers	5

Other Information	5
Distributions	5
Dividends	5
Capital Gains Distributions	5

Benchmark Descriptions	6

Financial Highlights	7

Hypothetical Investment and Expense Information	8

Shareholder Account Information	A-1
Suitability of Investors	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-3
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-3
Pricing of Shares	A-4
Taxes	A-5
Payments to Financial Intermediaries	A-7
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Van Kampen American Franchise Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class

Management Fees	0.61%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.07

Total Annual Fund Operating Expenses	0.68

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$69	$218	$379	$847

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 179% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. issuers that, in its judgment, have, among other things, growth potential. Equity securities in which the Fund invests are common stock, preferred stock, convertible securities, warrants or rights to purchase equity securities and depositary receipts.

The Fund focuses on large-capitalization companies, but invests from time to time in mid-capitalization companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in the U.S.

The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may also invest in exchange-traded funds.

The Adviser utilizes a bottom-up stock selection process designed to produce alpha, and a disciplined portfolio construction process designed to manage risk. To narrow the investment universe, the Adviser uses a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The Adviser then closely examines company fundamentals including detailed modeling of all of a company’s financial statements, as well as discussions with company management teams, suppliers, distributors, competitors and customers. The Adviser utilizes a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value. The Adviser seeks to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earning expectations that appear fair to conservative.

The Adviser considers whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate or the catalysts for growth are no longer present or reflected in the stock price.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund may utilize derivative instruments, specifically forward currency contracts, to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Active Trading Risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Foreign Risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

Medium and Large-Sized Companies. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that

1        Invesco Van Kampen American Franchise Fund

assumed through investment in the equity securities of larger-sized companies.

Risks of Using Derivative Instruments. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Exchange-Traded Funds Risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETFs shares to its net asset value; (2) failure to develop an active trading market for the ETFs shares; (3) the listing exchange halting trading of the ETFs shares; (4) failure of the ETFs shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and the Van Kampen American Franchise Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Institutional Class shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Year-to-date returns include returns of the Fund for periods ending on and after June 1, 2010.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): (12.72)%
Best Quarter (ended September 30, 2009): 19.82%
Worst Quarter (ended December 31, 2008): (18.94)%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	Since
	Year	Years	Inception

Institutional Class shares[1]: Inception (12/22/10)
Return Before Taxes	21.57%	5.58%	5.92%
Return After Taxes on Distributions	21.57	5.20	5.57
Return After Taxes on Distributions and Sale of Fund Shares	14.02	4.76	5.07

S&P 500® Index (reflects no deductions for fees, expenses or taxes) (from 06/30/05)	15.08	2.29	3.13

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes) (from 06/30/05)	16.71	3.75	4.71

Lipper Large Growth Funds Index (from 06/30/05)	15.13	2.38	3.77

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

1	Institutional Class shares performance shown prior to the inception date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. The inception date of the predecessor fund’s Class A shares is June 23, 2005.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

		Length of Service
Portfolio Managers	Title	on the Fund

Erik Voss	Portfolio Manager (lead)	2010

Ido Cohen	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800 659-1005.

The minimum investments for Institutional Class shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, Trust Companies and certain other financial intermediaries	$10 Million	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g. Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing

2        Invesco Van Kampen American Franchise Fund

through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies and Risks
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. issuers that, in its judgment, have, among other things, growth potential. Equity securities in which the Fund invests are common stock, preferred stock, convertible securities, warrants or rights to purchase equity securities and depositary receipts.

The Fund may invest up to 20% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends.

The Fund may also invest in exchange-traded funds.

The Adviser utilizes a bottom-up stock selection process designed to produce alpha, and a disciplined portfolio construction process designed to manage risk. To narrow the investment universe, the Adviser uses a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The Adviser then closely examines company fundamentals including detailed modeling of all of a company’s financial statements, as well as discussions with company management teams, suppliers, distributors, competitors and customers. The Adviser utilizes a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value. The Adviser seeks to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earning expectations that appear fair to conservative.

The Adviser considers whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate or the catalysts for growth are no longer present or reflected in the stock price.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in the U.S. The Fund’s policy may be changed by the Board, but no change is anticipated. If the Fund’s policy changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

The financial markets in general are subject to volatility and may at times, including currently, experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities and derivative instruments. The markets for securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and the Adviser is unable to predict what effect, if any, such legislation may have on the Fund.

As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

The Fund invests primarily in common stocks and also may invest in other equity securities as described herein.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Medium and Large-Sized Companies. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger

3        Invesco Van Kampen American Franchise Fund

companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Risks of Investing in Securities of Foreign Issuers. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Active Trading Risk. Frequent trading of portfolio securities may result in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

Derivatives. The Fund may utilize derivative instruments, specifically forward currency contracts, to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Exchange-Traded Funds Risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of ETFs shares may trade above or below their net asset value; (2) an active trading market for the ETFs shares may not develop or be maintained; (3) trading ETFs shares may be halted if the listing exchange’s officials deem such action appropriate; (4) ETFs may not be actively managed and may not accurately track the performance of the reference index; (5) ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track; and (6) the value of an investment in ETFs will decline more or less in correlation with any decline in the value of the index they seek to track. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

4        Invesco Van Kampen American Franchise Fund

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Adviser under guidelines approved by the Board.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s SAI.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs) which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments, obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, prime commercial paper, repurchase agreements and bank obligations, bankers’ acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.51% of Invesco Van Kampen American Franchise Fund’s average daily net assets after fee waiver and/or expense reimbursement.

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.80% of average daily net assets, respectively. Unless the Board and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve month period ended August 31.

Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Erik Voss, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. From 2006 to 2010, he was a portfolio manager with Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC). Prior to 2006, he was a portfolio manager with Wells Capital Management.

■	Ido Cohen, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. From 2007 to 2010, he was a vice president and senior analyst with Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC). Prior to 2007, he was a member of a technology, media and telecom-focused investment team at Diamondback Capital.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized

5        Invesco Van Kampen American Franchise Fund

depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Large Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.

6        Invesco Van Kampen American Franchise Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of Institutional Class shares. The financial highlights table is intended to help you understand the Funds financial performance. Certain information reflects financial results for a single Fund share. Only Institutional Class is offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for periods ending on and after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for periods ending prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions						net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$9.79	$(0.05)	$1.98	$1.93	$0.00	$0.00	$0.00	$11.72	19.71	%(c)	$4,894,163	1.06	%(d)	1.17	%(d)	(0.43	)%(d)	179%
Year ended 08/31/10	8.87	0.01	1.03	1.04	(0.12)	0.00	(0.12)	9.79	11.75	(c)	168,731	1.30		1.30		0.11		101
Year ended 08/31/09	10.23	0.13	(1.33)	(1.20)	(0.16)	0.00	(0.16)	8.87	(11.40	)(e)	200,127	1.35		1.41		1.60		105
Year ended 08/31/08	12.19	0.13	(1.20)	(1.07)	(0.31)	(0.58)	(0.89)	10.23	(9.31	)(e)	241,026	1.24		1.24		1.22		18
Year ended 08/31/07	11.41	0.36	0.52	0.88	(0.10)	0.00	(0.10)	12.19	7.75	(e)	394,013	1.19		1.19		2.93		39

Class B
Year ended 08/31/11	9.64	(0.08)	1.91	1.83	0.00	0.00	0.00	11.47	18.98	(c)(f)	373,157	1.28	(d)(f)	1.65	(d)(f)	(0.64	)(d)(f)	179
Year ended 08/31/10	8.75	(0.06)	1.01	0.95	(0.06)	0.00	(0.06)	9.64	10.89	(c)	22,332	2.05		2.05		(0.64)		101
Year ended 08/31/09	10.08	0.07	(1.31)	(1.24)	(0.09)	0.00	(0.09)	8.75	(12.09	)(g)	23,466	2.10		2.16		0.86		105
Year ended 08/31/08	12.03	0.05	(1.18)	(1.13)	(0.24)	(0.58)	(0.82)	10.08	(9.98	)(g)	28,330	2.00		2.00		0.45		18
Year ended 08/31/07	11.30	0.26	0.53	0.79	(0.06)	0.00	(0.06)	12.03	7.01	(g)	38,428	1.95		1.95		2.15		39

Class C
Year ended 08/31/11	9.68	(0.11)	1.94	1.83	0.00	0.00	0.00	11.51	18.90	(c)(h)	266,990	1.60	(d)(h)	1.71	(d)(h)	(0.97	)(d)(h)	179
Year ended 08/31/10	8.76	(0.05)	1.03	0.98	(0.06)	0.00	(0.06)	9.68	11.14	(c)(h)	23,718	1.93	(h)	1.93	(h)	(0.52	)(h)	101
Year ended 08/31/09	10.10	0.06	(1.30)	(1.24)	(0.10)	0.00	(0.10)	8.76	(12.11	)(i)	25,063	2.16		2.22		0.78		105
Year ended 08/31/08	12.02	0.06	(1.18)	(1.12)	(0.22)	(0.58)	(0.80)	10.10	(9.89	)(i)(j)	26,600	1.92	(j)	1.92	(j)	0.55	(j)	18
Year ended 08/31/07	11.30	0.26	0.53	0.79	(0.07)	0.00	(0.07)	12.02	6.99	(i)	46,382	1.95		1.95		2.15		39

Class R
Year ended 08/31/11(k)	12.81	(0.02)	(1.08)	(1.10)	0.00	0.00	0.00	11.71	(8.59	)(c)	17,698	1.30	(d)(l)	1.42	(d)(l)	(0.66	)(d)(l)	179

Class Y
Year ended 08/31/11	9.83	(0.02)	1.97	1.95	0.00	0.00	0.00	11.78	19.84	(c)	117,471	0.81	(d)	0.92	(d)	(0.18	)(d)	179
Year ended 08/31/10	8.91	0.04	1.02	1.06	(0.14)	0.00	(0.14)	9.83	11.95	(c)	2,592	1.05		1.05		0.35		101
Year ended 08/31/09	10.27	0.14	(1.31)	(1.17)	(0.19)	0.00	(0.19)	8.91	(11.07	)(m)	1,451	1.10		1.18		1.77		105
Year ended 08/31/08	12.23	0.18	(1.22)	(1.04)	(0.34)	(0.58)	(0.92)	10.27	(9.05	)(m)	108	1.00		1.00		1.65		18
Year ended 08/31/07	11.44	0.42	0.48	0.90	(0.11)	0.00	(0.11)	12.23	7.93	(m)	1,635	0.93		0.93		3.42		39

Institutional Class
Year ended 08/31/11(k)	12.07	(0.00)	(0.32)	(0.32)	0.00	0.00	0.00	11.75	(2.65	)(c)	197,097	0.66	(d)(l)	0.66	(d)(l)	(0.03	)(d)(l)	179

(a)	Calculated using average shares outstanding.

(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $4,947,460,310 and sold of $2,251,028,915 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(d)	Ratios are based on average daily net assets (000’s omitted) of $1,608,186, $135,181, $102,470, $5,109, $41,714 and $55,810 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.47%.

(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79% and 0.88% for the period ended August 31, 2011 and 2010, respectively.

(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.

(k)	Commencement date of May 23, 2011 for Class R and December 22, 2010 for Institutional Class.

(l)	Annualized.

(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

7        Invesco Van Kampen American Franchise Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the fund and hold it for the entire 10-year period; and

■	Your investment has a 5% return before expenses each year;

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Institutional Class	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.32%	8.83%	13.53%	18.43%	23.55%	28.89%	34.45%	40.26%	46.32%	52.64%
End of Year Balance	$10,432.00	$10,882.66	$11,352.79	$11,843.23	$12,354.86	$12,888.59	$13,445.38	$14,026.22	$14,632.15	$15,264.26
Estimated Annual Expenses	$69.47	$72.47	$75.60	$78.87	$82.27	$85.83	$89.54	$93.40	$97.44	$101.65

[1]	Your actual expenses may be higher or lower than those shown.

8        Invesco Van Kampen American Franchise Fund

Shareholder Account Information

In addition to the Fund(s), Invesco serves as investment adviser to many other mutual funds. The following information is about the Institutional Classes of the Invesco Funds and Invesco Van Kampen Funds (Invesco Funds or Funds), which are offered only to certain eligible institutional investors.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
The Institutional Class of the Fund is intended solely for use by institutional investors who (i) meet the eligibility requirements set forth below and (ii) trade through an omnibus, trust or similar account with the Fund. Institutional investors will receive an institutional level of fund services, which generally are limited to buying, selling or exchanging shares. Services such as dollar cost averaging and internet account access are generally limited to retail investors and are not available for institutional investor accounts.

Shares of the Institutional Class of the Fund are generally available for banks, trust companies and certain other financial intermediaries acting for the benefit of institutional client accounts, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, certain defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization) which meet asset and/or minimum initial investment requirements.

As illustrated in the table below, the Institutional Class minimum investment amounts are as follows: (i) for an institutional investor that is a defined contribution plan for which the sponsor has combined defined contribution plan and defined benefit plan assets of at least $100 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for an institutional investor that is a defined contribution plan is $10 million per client sub-account; (ii) for an institutional investor that is a bank, trust company or certain other financial intermediaries acting for the benefit of institutional client accounts, the minimum initial investment requirement is $10 million per client sub-account; (iii) for certain other institutional investors, the minimum initial investment requirement is $1 million per client sub-account; and (iv) for defined benefit plans, funds of funds or other pooled investment vehicles, there is no minimum initial investment requirement.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

Minimum Investments
The minimum investments for Institutional Class accounts are as follows:

	Initial	Additional
Type of Account	Investments	Investments

Defined Contribution Plan (for which sponsor has $100 million in combined DC and DB assets)	$0	$0

Defined Contribution Plan (for which sponsor has less than $100 million in combined DC and DB assets)	$10 M	$0

Banks, Trust Companies and certain other financial intermediaries	$10 M	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 M	$0

Foundations or Endowments	$1 M	$0

Other institutional investors	$1 M	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Fund of Funds)	$0	$0

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The financial adviser or financial intermediary should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Institutional Class

INSTCL—12/11

Redeeming Shares

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator). Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the Securities and Exchange Commission (SEC), such as when the NYSE restricts or suspends trading.

If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco China Fund Invesco Developing Markets Fund Invesco Emerging Market Local Currency Debt Fund Invesco Emerging Markets Equity Fund Invesco Floating Rate Fund Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Growth Fund
Invesco Global Real Estate Fund
    Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco High Yield Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund Invesco International Growth Fund Invesco International Small Company Fund Invesco International Total Return Fund Invesco Pacific Growth Fund

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle. If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions.

Exchanging Shares
You may, under most circumstances, exchange Institutional Class shares in one Fund for Institutional Class shares of another Fund. An exchange is

A-2        The Invesco Funds—Institutional Class

the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares.

Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.
■	Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).
■	If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Funds’ Boards of Trustees (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use

A-3        The Invesco Funds—Institutional Class

reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market Funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or Invesco Affiliates, in their sole discretion determine that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Valuation

A-4        The Invesco Funds—Institutional Class

Committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco High Income Municipal Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income

A-5        The Invesco Funds—Institutional Class

taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.
■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

A-6        The Invesco Funds—Institutional Class

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
Invesco Distributors, the distributor of the Funds, an Invesco Affiliate, or one or more of its corporate affiliates (collectively, Invesco Affiliates) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s Funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its Fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Institutional Class

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Van Kampen American Franchise Fund
SEC 1940 Act file number: 811-09913

invesco.com/us VK-AMFR-PRO-2

Prospectus	December 16, 2011

Class: A (ACEIX), B (ACEQX), C (ACERX), R (ACESX), Y (ACETX)
Invesco Van Kampen Equity and Income Fund

Invesco Van Kampen Equity and Income Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	7
The Adviser(s)	7
Adviser Compensation	7
Portfolio Managers	7

Other Information	8
Sales Charges	8
Distributions	8
Dividends	8
Capital Gains Distributions	8

Benchmark Descriptions	8

Financial Highlights	9

Hypothetical Investment and Expense Information	11

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Van Kampen Equity and Income Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%

Distribution and/or Service (12b-1) Fees[1]	0.25	1.00	0.97	0.50	None

Other Expenses	0.21	0.21	0.21	0.21	0.21

Total Annual Fund Operating Expenses	0.81	1.56	1.53	1.06	0.56

1	Distribution and/or Service (12b-1) Fees for Class B Shares have been restated for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 years	10 years

Class A	$628	$794	$975	$1,497

Class B	659	793	1,050	1,655

Class C	256	483	834	1,824

Class R	108	337	585	1,294

Class Y	57	179	313	701

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 years	10 years

Class A	$628	$794	$975	$1,497

Class B	159	493	850	1,655

Class C	156	483	834	1,824

Class R	108	337	585	1,294

Class Y	57	179	313	701

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity securities (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Adviser believes offer the potential for income with safety of principal and long-term growth of capital. Portfolio securities are typically sold when the assessments of the Adviser of the income or growth potential of such securities materially change.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts (REITs).

The Fund may utilize derivative instruments, specifically forward currency contracts, futures contracts and options. The Fund will utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund will invest in futures contracts to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest in options to seek alpha or to mitigate risk. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset.

1        Invesco Van Kampen Equity and Income Fund

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The securities of small- and medium-sized companies are subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Income Risk. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.

Call Risk. If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities.

Foreign Risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of Investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

Value Investing. The Fund emphasizes a value style of investing. The Fund’s investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Risks of Derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Forward Currency Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark and a style specific benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and the Van Kampen Equity and Income Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C, Class R and Class I shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C, Class R and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C, Class R and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Year-to-date returns include returns of the Fund for periods ending on and after June 1, 2010.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): (9.25)%
Best Quarter (ended September 30, 2009): 16.89%
Worst Quarter (ended December 31, 2008): (12.90)%

2        Invesco Van Kampen Equity and Income Fund

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10	Since
	Year	Years	Years	Inception

Class A shares: (Inception 08/03/60)
Return Before Taxes	6.26%	2.76%	4.23%	—
Return After Taxes on Distributions	5.87	1.98	3.32	—
Return After Taxes on Distributions and Sale of Fund Shares	4.34	2.15	3.29	—

Class B shares: (Inception 05/01/92)	7.31	3.31	4.29	—

Class C shares: (Inception 07/06/93)	10.59	3.17	4.05	—

Class R shares: (Inception 10/01/02)	12.06	3.67	—	7.52

Class Y shares: (Inception 12/22/04)	12.67	4.18	—	4.90

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26	—

Barclays Capital U.S. Government/Credit Index (reflects no deductions for fees, expenses or taxes)	6.59	5.56	5.83	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Length of Service
Portfolio Managers	Title	on the Fund

Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)

Chuck Burge	Portfolio Manager	2010

Mark Laskin	Portfolio Manager	2010 (predecessor fund since 2007)

Mary Jayne Maly	Portfolio Manager	2010 (predecessor fund since 2008)

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund since 2003)

James Roeder	Portfolio Manager	2010 (predecessor fund since 1999)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies and Risks
The Fund invests primarily in securities which provide the highest possible income as is consistent with safety of principal. To the extent possible, considering its primary investment objective, the Fund seeks long-term growth of capital as an important secondary objective.

The Fund, under normal conditions, invests at least 65% of its total assets in income-producing equity investments. Income-producing equity investments are dividend paying common or preferred stocks, interest paying convertible debentures or bonds, or zero coupon convertible securities (on which the Fund accrues income for tax and accounting purposes, but receives no cash).

The Fund may invest in income-producing equity instruments (subject to the 65% policy above), debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the Fund’s objectives. It is the current operating policy of the Fund to invest in debt securities rated Baa or higher by Moody’s Investors Service, Inc. (Moody’s) or rated BBB or higher by Standard & Poor’s (S&P) or in unrated securities considered by the Adviser to be of comparable quality. It is also the operating policy of the Fund to invest not more than 10% of its total assets in debt securities rated Baa by Moody’s or BBB by S&P or in unrated securities considered by the Adviser to be of comparable quality. These operating policies do not apply to convertible securities which are selected primarily on the basis of their equity characteristics. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Securities rated Baa by Moody’s or BBB by S&P are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market price fluctuations as a result of changes in interest rates than debt securities with shorter maturities.

In selecting securities, the Adviser focuses on a security’s potential for income with safety of principal and long-term growth of capital. The Fund emphasizes a value style of investing and seeks income-producing securities which have attractive growth potential on an individual company

3        Invesco Van Kampen Equity and Income Fund

basis. The Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund’s style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. The Fund may, however, invest in securities which do not pay dividends or interest. The Fund may invest in securities that have above average volatility of price movement including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Fund will vary based upon the Fund’s investment performance. In an effort to reduce the portfolio’s overall exposure to any individual security price decline, the Fund spreads its investments over many different companies in a variety of industries.

The Fund may invest to a larger degree in larger size companies, although the Fund is not required to do so exclusively and may invest in companies of any size including securities of small- and medium-sized companies. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Thus, to the extent the Fund invests in small- and medium-sized companies, it will be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Board, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

The Fund invests primarily in income-producing equity securities as described herein, and the Fund also may invest in investment grade quality debt securities.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. The Fund may purchase convertible securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt Securities. The Fund also may invest in debt securities of various maturities. The Fund invests only in debt securities that are investment grade at the time of investment, and a subsequent reduction in rating does not require the Fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.

The Fund may invest in collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS). CMOs are debt obligations collateralized by mortgage loans or mortgage-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an interest in a portfolio of mortgage loans backed by commercial properties. The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like

4        Invesco Van Kampen Equity and Income Fund

traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of the Fund’s higher yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. If the collateral securing a CMO or any third party guarantees are insufficient to make payments, the Fund could sustain a loss. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Stripped mortgage-backed securities (hereinafter referred to as stripped mortgage securities) are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of the Fund. Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, debt securities and derivative instruments. During such periods, debt securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Fund would like. The markets for other securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and it is not possible to predict what effect, if any, such legislation may have on the Fund.

REITs. The Fund may invest up to 15% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the Code). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in Securities of Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with

5        Invesco Van Kampen Equity and Income Fund

investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward contracts). A foreign currency forward contract is a negotiated agreement between the contracting to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Derivatives. The Fund may utilize derivative instruments, specifically forward currency contracts, futures contracts and options. The Fund will utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund will invest in futures contracts to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest in options to seek alpha or to mitigate risk. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Forward Currency Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as structured products). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

6        Invesco Van Kampen Equity and Income Fund

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy under guidelines approved by the Board.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s SAI.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes the potential for income or capital growth has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements. Under normal market conditions, the potential for income and capital growth on these securities will tend to be lower than the potential for income and capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objectives.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.35% of Invesco Van Kampen Equity and Income Fund’s average daily net assets after fee waiver and/or expense reimbursement.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A shares to 0.82%, Class B shares after Rule 12b-1 fee limit to 0.95%, Class C shares to 1.57%, Class R shares to 1.07% and Class Y shares to 0.57% of average daily net assets. Unless the Board and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Thomas Bastian, (lead manager) Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Mr. Bastian served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the Fund, Mr. Bastian was associated with Van Kampen Asset Management in an investment management capacity (2003 to 2010).

■	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2002.

■	Mark Laskin, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Mr. Laskin served as Portfolio Manager of the predecessor fund since 2007. Prior to commencement of operations by the Fund, Mr. Laskin was associated with Van Kampen Asset Management in an investment management capacity (2000 to 2010).

■	Mary Jayne Maly, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Ms. Maly served as Portfolio Manager of the predecessor fund since 2008. Prior to commencement of operations by the Fund, Ms. Maly was associated with Van Kampen Asset Management in an investment management capacity (1992 to 2010).

■	Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Mr. Marcheli served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the

7        Invesco Van Kampen Equity and Income Fund

Fund, Mr. Marcheli was associated with Van Kampen Asset Management in an investment management capacity (2002 to 2010).

■	James Roeder, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Mr. Roeder served as Portfolio Manager of the predecessor fund since 1999. Prior to commencement of operations by the Fund, Mr. Roeder was associated with Van Kampen Asset Management in an investment management capacity (1999 to 2010).

Messrs Bastian, Roeder, Laskin and Ms. Maly manage the equity holdings of the Fund. Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research. Mr. Burge is responsible for the management of the fixed income holdings of the Fund.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category 3 contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, quarterly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Barclays Capital U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.

8        Invesco Van Kampen Equity and Income Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income to
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$7.53	$0.15	$0.66	$0.81	$(0.15)	$—	$(0.15)	$8.19	10.78	%(c)	$7,908,623	0.81	%(d)	0.81	%(d)	1.74	%(d)	22%
Eight months ended 08/31/10	7.79	0.10	(0.28)	(0.18)	(0.08)	—	(0.08)	7.53	(2.40	)(c)	7,560,462	0.78		0.78		1.89		24
Year ended 12/31/09	6.45	0.15	1.34	1.49	(0.15)	—	(0.15)	7.79	23.51	(e)	8,395,716	0.82		0.82		2.15		78
Year ended 12/31/08	8.84	0.20	(2.36)	(2.16)	(0.22)	(0.01)	(0.23)	6.45	(24.78	)(e)	8,214,093	0.79		0.79		2.59		56
Year ended 12/31/07	9.12	0.22	0.08	0.30	(0.22)	(0.36)	(0.58)	8.84	3.26	(e)	13,332,525	0.76		0.76		2.32		35
Year ended 12/31/06	8.68	0.20	0.86	1.06	(0.20)	(0.42)	(0.62)	9.12	12.53	(e)	12,604,874	0.78		0.78		2.29		39

Class B
Year ended 08/31/11	7.39	0.14	0.65	0.79	(0.14)	—	(0.14)	8.04	10.69	(c)(f)	1,014,527	0.84	(d)(f)	0.98	(d)(f)	1.71	(d)(f)	22
Eight months ended 08/31/10	7.64	0.09	(0.27)	(0.18)	(0.07)	—	(0.07)	7.39	(2.40	)(c)(f)	1,278,734	0.91	(f)	0.91	(f)	1.76	(f)	24
Year ended 12/31/09	6.33	0.14	1.32	1.46	(0.15)	—	(0.15)	7.64	23.48	(g)(h)	1,594,135	0.82	(h)	0.82	(h)	2.16	(h)	78
Year ended 12/31/08	8.68	0.20	(2.32)	(2.12)	(0.22)	(0.01)	(0.23)	6.33	(24.78	)(g)(h)	1,693,758	0.79	(h)	0.79	(h)	2.59	(h)	56
Year ended 12/31/07	8.97	0.17	0.08	0.25	(0.18)	(0.36)	(0.54)	8.68	2.71	(g)(h)	2,978,302	1.25	(h)	1.25	(h)	1.83	(h)	35
Year ended 12/31/06	8.55	0.13	0.84	0.97	(0.13)	(0.42)	(0.55)	8.97	11.66	(g)	3,270,381	1.53		1.53		1.54		39

Class C
Year ended 08/31/11	7.42	0.09	0.65	0.74	(0.09)	—	(0.09)	8.07	9.95	(c)(i)	1,216,936	1.54	(d)(i)	1.54	(d)(i)	1.01	(d)(i)	22
Eight months ended 08/31/10	7.68	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)	7.42	(2.81	)(c)(i)	1,211,089	1.52	(i)	1.52	(i)	1.15	(i)	24
Year ended 12/31/09	6.36	0.09	1.33	1.42	(0.10)	—	(0.10)	7.68	22.63	(j)(h)	1,375,516	1.56	(h)	1.56	(h)	1.40	(h)	78
Year ended 12/31/08	8.72	0.14	(2.32)	(2.18)	(0.17)	(0.01)	(0.18)	6.36	(25.33	)(j)(h)	1,340,367	1.50	(h)	1.50	(h)	1.88	(h)	56
Year ended 12/31/07	9.01	0.14	0.08	0.22	(0.15)	(0.36)	(0.51)	8.72	2.41	(j)	2,334,402	1.51		1.51		1.57		35
Year ended 12/31/06	8.58	0.14	0.84	0.98	(0.13)	(0.42)	(0.55)	9.01	11.73	(j)	2,267,416	1.53		1.53		1.54		39

Class R
Year ended 08/31/11	7.57	0.13	0.66	0.79	(0.13)	—	(0.13)	8.23	10.45	(c)	182,135	1.06	(d)	1.06	(d)	1.49	(d)	22
Eight months ended 08/31/10	7.83	0.09	(0.28)	(0.19)	(0.07)	—	(0.07)	7.57	(2.51	)(c)	172,143	1.03		1.03		1.64		24
Year ended 12/31/09	6.48	0.13	1.35	1.48	(0.13)	—	(0.13)	7.83	23.25	(k)	169,713	1.07		1.07		1.88		78
Year ended 12/31/08	8.87	0.18	(2.36)	(2.18)	(0.20)	(0.01)	(0.21)	6.48	(24.89	)(k)	148,399	1.04		1.04		2.35		56
Year ended 12/31/07	9.16	0.19	0.08	0.27	(0.20)	(0.36)	(0.56)	8.87	2.87	(k)	192,906	1.01		1.01		2.07		35
Year ended 12/31/06	8.72	0.18	0.86	1.04	(0.18)	(0.42)	(0.60)	9.16	12.20	(k)	151,755	1.03		1.03		2.04		39

Class Y(m)
Year ended 08/31/11	7.54	0.17	0.67	0.84	(0.18)	—	(0.18)	8.20	11.04	(c)	422,009	0.56	(d)	0.56	(d)	1.99	(d)	22
Eight months ended 08/31/10	7.79	0.11	(0.28)	(0.17)	(0.08)	—	(0.08)	7.54	(2.15	)(c)	414,203	0.53		0.53		2.15		24
Year ended 12/31/09	6.45	0.16	1.35	1.51	(0.17)	—	(0.17)	7.79	23.82	(l)	530,010	0.57		0.57		2.34		78
Year ended 12/31/08	8.84	0.22	(2.36)	(2.14)	(0.24)	(0.01)	(0.25)	6.45	(24.60	)(l)	358,154	0.54		0.54		2.85		56
Year ended 12/31/07	9.12	0.24	0.08	0.32	(0.24)	(0.36)	(0.60)	8.84	3.52	(l)	392,848	0.51		0.51		2.57		35
Year ended 12/31/06	8.69	0.23	0.84	1.07	(0.22)	(0.42)	(0.64)	9.12	12.68	(l)	154,666	0.53		0.53		2.53		39

Institutional Class
Year ended 08/31/11	7.54	0.19	0.65	0.84	(0.18)	—	(0.18)	8.20	11.16	(c)	156,096	0.39	(d)	0.39	(d)	2.16	(d)	22
Eight months ended 08/31/10(n)	7.59	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)	7.54	(0.13	)(c)	63,598	0.45	(o)	0.45	(o)	1.79	(o)	24

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011 the portfolio turnover calculation excludes the value of securities purchased of $602,192,170 and sold of $70,835,642 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Balanced Fund and Invesco Basic Balanced Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,298,870, $1,269,907, $1,304,599, $193,954, $490,248 and $95,125 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

9        Invesco Van Kampen Equity and Income Fund

(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.28% and 0.38% for the year ended August 31, 2011 and the eight months ended August 31, 2010, respectively.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the year ended August 31, 2011 and the eight months ended August 31, 2010, respectively.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.
(n)	Commencement date of June 1, 2010.
(o)	Ratios are annualized.

10        Invesco Van Kampen Equity and Income Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the fund and hold it for the entire 10-year period;

■	Your investment has a 5% return before expenses each year;

■	Hypotheticals both with and without any applicable initial sales charge applied; and

■	There is not sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Class A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.81%		0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.54)%	2.59%	6.88%	11.36%	16.03%	20.89%	25.95%	31.23%	36.73%	42.46%
End of Year Balance	$9,845.96		$10,258.50	$10,688.33	$11,136.17	$11,602.78	$12,088.93	$12,595.46	$13,123.21	$13,673.07	$14,245.98
Estimated Annual Expenses	$628.15		$81.42	$84.83	$88.39	$92.09	$95.95	$99.97	$104.16	$108.52	$113.07

Class A (Without Maximum
Sales Charges)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.81%		0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.19%		8.56%	13.10%	17.84%	22.78%	27.93%	33.29%	38.87%	44.69%	50.75%
End of Year Balance	$10,419.00		$10,855.56	$11,310.40	$11,784.31	$12,278.07	$12,792.52	$13,328.53	$13,887.00	$14,468.86	$15,075.11
Estimated Annual Expenses	$82.70		$86.16	$89.77	$93.53	$97.45	$101.54	$105.79	$110.22	$114.84	$119.65

Class B2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.56%		1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	0.81%	0.81%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.44%		7.00%	10.68%	14.49%	18.42%	22.50%	26.71%	31.07%	36.56%	42.29%
End of Year Balance	$10,344.00		$10,699.83	$11,067.91	$11,448.64	$11,842.48	$12,249.86	$12,671.25	$13,107.14	$13,656.33	$14,228.53
Estimated Annual Expenses	$158.68		$164.14	$169.79	$175.63	$181.67	$187.92	$194.38	$201.07	$108.39	$112.93

Class C2	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.53%		1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.47%		7.06%	10.78%	14.62%	18.60%	22.71%	26.97%	31.38%	35.93%	40.65%
End of Year Balance	$10,347.00		$10,706.04	$11,077.54	$11,461.93	$11,859.66	$12,271.19	$12,697.00	$13,137.59	$13,593.46	$14,065.15
Estimated Annual Expenses	$155.65		$161.06	$166.64	$172.43	$178.41	$184.60	$191.01	$197.63	$204.49	$211.59

Class R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.06%		1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.94%		8.04%	12.29%	16.72%	21.31%	26.09%	31.06%	36.23%	41.59%	47.17%
End of Year Balance	$10,394.00		$10,803.52	$11,229.18	$11,671.61	$12,131.47	$12,609.45	$13,106.27	$13,622.65	$14,159.39	$14,717.27
Estimated Annual Expenses	$108.09		$112.35	$116.77	$121.37	$126.16	$131.13	$136.29	$141.66	$147.24	$153.05

Class Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.56%		0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.44%		9.08%	13.92%	18.98%	24.26%	29.78%	35.54%	41.56%	47.84%	54.41%
End of Year Balance	$10,444.00		$10,907.71	$11,392.02	$11,897.82	$12,426.08	$12,977.80	$13,554.02	$14,155.82	$14,784.33	$15,440.76
Estimated Annual Expenses	$57.24		$59.78	$62.44	$65.21	$68.11	$71.13	$74.29	$77.59	$81.03	$84.63

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

11        Invesco Van Kampen Equity and Income Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund - Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

A-7        The Invesco Funds

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have

A-8        The Invesco Funds

the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

A-9        The Invesco Funds

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an

A-10        The Invesco Funds

alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-11        The Invesco Funds

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

A-13        The Invesco Funds

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Van Kampen Equity and Income Fund
SEC 1940 Act file number: 811-09913

invesco.com/us VK-EQI-PRO-1

Prospectus	December 16, 2011

Invesco Van Kampen Equity and Income Fund (ACEKX)

Institutional Class

Invesco Van Kampen Equity and Income Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	7
The Adviser(s)	7
Adviser Compensation	7
Portfolio Managers	7

Other Information	7
Distributions	7
Dividends	7
Capital Gains Distributions	7

Benchmark Descriptions	7

Financial Highlights	9

Hypothetical Investment and Expense Information	11

Shareholder Account Information	A-1
Suitability for Investors	A-1
Purchasing Shares	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-3
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-3
Pricing of Shares	A-4
Taxes	A-5
Payments to Financial Intermediaries	A-7
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Van Kampen Equity and Income Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class

Management Fees	0.35%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.04

Total Annual Fund Operating Expenses	0.39

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$40	$125	$219	$493

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity securities (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Adviser believes offer the potential for income with safety of principal and long-term growth of capital. Portfolio securities are typically sold when the assessments of the Adviser of the income or growth potential of such securities materially change.

Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts (REITs).

The Fund may utilize derivative instruments, specifically forward currency contracts, futures contracts and options. The Fund will utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund will invest in futures contracts to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest in options to seek alpha or to mitigate risk. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The securities of small- and medium-sized companies are subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Income Risk. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.

Call Risk. If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

1        Invesco Van Kampen Equity and Income Fund

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities.

Foreign Risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of Investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

Value Investing. The Fund emphasizes a value style of investing. The Fund’s investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Risks of Derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Forward Currency Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark and a style specific benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and the Van Kampen Equity and Income Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Institutional Class shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Year-to-date returns include returns of the Fund for periods ending on and after June 1, 2010.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales load. If it did, the annual total returns would be lower.

Class A shares year-to-date (ended September 30, 2011): (9.25)%
Best Quarter (ended September 30, 2009): 16.89%
Worst Quarter (ended December 31, 2008): (12.90)%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years

Institutional Class shares[1]: Inception (06/01/10)
Return Before Taxes	12.61%	3.98%	4.84%
Return After Taxes on Distributions	12.15	3.18	3.93
Return After Taxes on Distributions and Sale of Fund Shares	8.51	3.20	3.83

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26

Barclays Capital U.S. Government/Credit Index (reflects no deductions for fees, expenses or taxes)	6.59	5.56	5.83

1	Institutional Class shares performance shown prior to the inception date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. The inception date of the predecessor fund’s Class A shares is August 3, 1960.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)

Chuck Burge	Portfolio Manager	2010

Mark Laskin	Portfolio Manager	2010 (predecessor fund since 2007)

Mary Jayne Maly	Portfolio Manager	2010 (predecessor fund since 2008)

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund since 2003)

James Roeder	Portfolio Manager	2010 (predecessor fund since 1999)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day through your financial adviser, or by telephone at 800-659-1005.

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

2        Invesco Van Kampen Equity and Income Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Banks, Trust Companies and certain other financial intermediaries	$10 Million	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g. Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies and Risks
The Fund invests primarily in securities which provide the highest possible income as is consistent with safety of principal. To the extent possible, considering its primary investment objective, the Fund seeks long-term growth of capital as an important secondary objective.

The Fund, under normal conditions, invests at least 65% of its total assets in income-producing equity investments. Income-producing equity investments are dividend paying common or preferred stocks, interest paying convertible debentures or bonds, or zero coupon convertible securities (on which the Fund accrues income for tax and accounting purposes, but receives no cash).

The Fund may invest in income-producing equity instruments (subject to the 65% policy above), debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the Fund’s objectives. It is the current operating policy of the Fund to invest in debt securities rated Baa or higher by Moody’s Investors Service, Inc. (Moody’s) or rated BBB or higher by Standard & Poor’s (S&P) or in unrated securities considered by the Adviser to be of comparable quality. It is also the operating policy of the Fund to invest not more than 10% of its total assets in debt securities rated Baa by Moody’s or BBB by S&P or in unrated securities considered by the Adviser to be of comparable quality. These operating policies do not apply to convertible securities which are selected primarily on the basis of their equity characteristics. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Securities rated Baa by Moody’s or BBB by S&P are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market price fluctuations as a result of changes in interest rates than debt securities with shorter maturities.

In selecting securities, the Adviser focuses on a security’s potential for income with safety of principal and long-term growth of capital. The Fund emphasizes a value style of investing and seeks income-producing securities which have attractive growth potential on an individual company basis. The Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund’s style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. The Fund may, however, invest in securities which do not pay dividends or interest. The Fund may invest in securities that have above average volatility of price movement including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Fund will vary based upon the Fund’s investment performance. In an effort to reduce the portfolio’s overall exposure to any individual security price decline, the Fund spreads its investments over many different companies in a variety of industries.

The Fund may invest to a larger degree in larger size companies, although the Fund is not required to do so exclusively and may invest in companies of any size including securities of small- and medium-sized companies. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Thus, to the extent the Fund invests in small- and medium-sized companies, it will be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Board, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

The Fund invests primarily in income-producing equity securities as described herein, and the Fund also may invest in investment grade quality debt securities.

3        Invesco Van Kampen Equity and Income Fund

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. The Fund may purchase convertible securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt Securities. The Fund also may invest in debt securities of various maturities. The Fund invests only in debt securities that are investment grade at the time of investment, and a subsequent reduction in rating does not require the Fund to dispose of a security.

Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.

The Fund may invest in collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS). CMOs are debt obligations collateralized by mortgage loans or mortgage-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an interest in a portfolio of mortgage loans backed by commercial properties. The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of the Fund’s higher yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. If the collateral securing a CMO or any third party guarantees are insufficient to make payments, the Fund could sustain a loss. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Stripped mortgage-backed securities (hereinafter referred to as stripped mortgage securities) are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of the Fund. Although the market for stripped securities is

4        Invesco Van Kampen Equity and Income Fund

increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, debt securities and derivative instruments. During such periods, debt securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Fund would like. The markets for other securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and it is not possible to predict what effect, if any, such legislation may have on the Fund.

REITs. The Fund may invest up to 15% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the Code). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in Securities of Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward contracts). A foreign currency forward contract is a negotiated agreement between the contracting to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Derivatives. The Fund may utilize derivative instruments, specifically forward currency contracts, futures contracts and options. The Fund will utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to

5        Invesco Van Kampen Equity and Income Fund

gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund will invest in futures contracts to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest in options to seek alpha or to mitigate risk. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Forward Currency Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as structured products). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy under guidelines approved by the Board.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s SAI.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes the potential for income or capital growth has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements. Under normal market conditions, the potential for income and capital growth on these securities will tend to be lower than the potential for income and capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objectives.

6        Invesco Van Kampen Equity and Income Fund

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detail information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.35% of Invesco Van Kampen Equity and Income Fund’s average daily net assets after fee waiver and/or expense reimbursement.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.57% of average daily net assets. Unless the Board and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Thomas Bastian, (lead manager) Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Mr. Bastian served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the Fund, Mr. Bastian was associated with Van Kampen Asset Management in an investment management capacity (2003 to 2010).

■	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or its affiliates since 2002.

■	Mark Laskin, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Mr. Laskin served as Portfolio Manager of the predecessor fund since 2007. Prior to commencement of operations by the Fund, Mr. Laskin was associated with Van Kampen Asset Management in an investment management capacity (2000 to 2010).

■	Mary Jayne Maly, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Ms. Maly served as Portfolio Manager of the predecessor fund since 2008. Prior to commencement of operations by the Fund, Ms. Maly was associated with Van Kampen Asset Management in an investment management capacity (1992 to 2010).

■	Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Mr. Marcheli served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the Fund, Mr. Marcheli was associated with Van Kampen Asset Management in an investment management capacity (2002 to 2010).

■	James Roeder, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2010. Mr. Roeder served as Portfolio Manager of the predecessor fund since 1999. Prior to commencement of operations by the Fund, Mr. Roeder was associated with Van Kampen Asset Management in an investment management capacity (1999 to 2010).

Messrs Bastian, Roeder, Laskin and Ms. Maly manage the equity holdings of the Fund. Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research. Mr. Burge is responsible for the management of the fixed income holdings of the Fund.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, quarterly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is

7        Invesco Van Kampen Equity and Income Fund

a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Barclays Capital U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.

8        Invesco Van Kampen Equity and Income Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of Institutional Class shares. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Only Institutional Class is offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income to
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$7.53	$0.15	$0.66	$0.81	$(0.15)	$—	$(0.15)	$8.19	10.78	%(c)	$7,908,623	0.81	%(d)	0.81	%(d)	1.74	%(d)	22%
Eight months ended 08/31/10	7.79	0.10	(0.28)	(0.18)	(0.08)	—	(0.08)	7.53	(2.40	)(c)	7,560,462	0.78		0.78		1.89		24
Year ended 12/31/09	6.45	0.15	1.34	1.49	(0.15)	—	(0.15)	7.79	23.51	(e)	8,395,716	0.82		0.82		2.15		78
Year ended 12/31/08	8.84	0.20	(2.36)	(2.16)	(0.22)	(0.01)	(0.23)	6.45	(24.78	)(e)	8,214,093	0.79		0.79		2.59		56
Year ended 12/31/07	9.12	0.22	0.08	0.30	(0.22)	(0.36)	(0.58)	8.84	3.26	(e)	13,332,525	0.76		0.76		2.32		35
Year ended 12/31/06	8.68	0.20	0.86	1.06	(0.20)	(0.42)	(0.62)	9.12	12.53	(e)	12,604,874	0.78		0.78		2.29		39

Class B
Year ended 08/31/11	7.39	0.14	0.65	0.79	(0.14)	—	(0.14)	8.04	10.69	(c)(f)	1,014,527	0.84	(d)(f)	0.98	(d)(f)	1.71	(d)(f)	22
Eight months ended 08/31/10	7.64	0.09	(0.27)	(0.18)	(0.07)	—	(0.07)	7.39	(2.40	)(c)(f)	1,278,734	0.91	(f)	0.91	(f)	1.76	(f)	24
Year ended 12/31/09	6.33	0.14	1.32	1.46	(0.15)	—	(0.15)	7.64	23.48	(g)(h)	1,594,135	0.82	(h)	0.82	(h)	2.16	(h)	78
Year ended 12/31/08	8.68	0.20	(2.32)	(2.12)	(0.22)	(0.01)	(0.23)	6.33	(24.78	)(g)(h)	1,693,758	0.79	(h)	0.79	(h)	2.59	(h)	56
Year ended 12/31/07	8.97	0.17	0.08	0.25	(0.18)	(0.36)	(0.54)	8.68	2.71	(g)(h)	2,978,302	1.25	(h)	1.25	(h)	1.83	(h)	35
Year ended 12/31/06	8.55	0.13	0.84	0.97	(0.13)	(0.42)	(0.55)	8.97	11.66	(g)	3,270,381	1.53		1.53		1.54		39

Class C
Year ended 08/31/11	7.42	0.09	0.65	0.74	(0.09)	—	(0.09)	8.07	9.95	(c)(i)	1,216,936	1.54	(d)(i)	1.54	(d)(i)	1.01	(d)(i)	22
Eight months ended 08/31/10	7.68	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)	7.42	(2.81	)(c)(i)	1,211,089	1.52	(i)	1.52	(i)	1.15	(i)	24
Year ended 12/31/09	6.36	0.09	1.33	1.42	(0.10)	—	(0.10)	7.68	22.63	(j)(h)	1,375,516	1.56	(h)	1.56	(h)	1.40	(h)	78
Year ended 12/31/08	8.72	0.14	(2.32)	(2.18)	(0.17)	(0.01)	(0.18)	6.36	(25.33	)(j)(h)	1,340,367	1.50	(h)	1.50	(h)	1.88	(h)	56
Year ended 12/31/07	9.01	0.14	0.08	0.22	(0.15)	(0.36)	(0.51)	8.72	2.41	(j)	2,334,402	1.51		1.51		1.57		35
Year ended 12/31/06	8.58	0.14	0.84	0.98	(0.13)	(0.42)	(0.55)	9.01	11.73	(j)	2,267,416	1.53		1.53		1.54		39

Class R
Year ended 08/31/11	7.57	0.13	0.66	0.79	(0.13)	—	(0.13)	8.23	10.45	(c)	182,135	1.06	(d)	1.06	(d)	1.49	(d)	22
Eight months ended 08/31/10	7.83	0.09	(0.28)	(0.19)	(0.07)	—	(0.07)	7.57	(2.51	)(c)	172,143	1.03		1.03		1.64		24
Year ended 12/31/09	6.48	0.13	1.35	1.48	(0.13)	—	(0.13)	7.83	23.25	(k)	169,713	1.07		1.07		1.88		78
Year ended 12/31/08	8.87	0.18	(2.36)	(2.18)	(0.20)	(0.01)	(0.21)	6.48	(24.89	)(k)	148,399	1.04		1.04		2.35		56
Year ended 12/31/07	9.16	0.19	0.08	0.27	(0.20)	(0.36)	(0.56)	8.87	2.87	(k)	192,906	1.01		1.01		2.07		35
Year ended 12/31/06	8.72	0.18	0.86	1.04	(0.18)	(0.42)	(0.60)	9.16	12.20	(k)	151,755	1.03		1.03		2.04		39

Class Y(m)
Year ended 08/31/11	7.54	0.17	0.67	0.84	(0.18)	—	(0.18)	8.20	11.04	(c)	422,009	0.56	(d)	0.56	(d)	1.99	(d)	22
Eight months ended 08/31/10	7.79	0.11	(0.28)	(0.17)	(0.08)	—	(0.08)	7.54	(2.15	)(c)	414,203	0.53		0.53		2.15		24
Year ended 12/31/09	6.45	0.16	1.35	1.51	(0.17)	—	(0.17)	7.79	23.82	(l)	530,010	0.57		0.57		2.34		78
Year ended 12/31/08	8.84	0.22	(2.36)	(2.14)	(0.24)	(0.01)	(0.25)	6.45	(24.60	)(l)	358,154	0.54		0.54		2.85		56
Year ended 12/31/07	9.12	0.24	0.08	0.32	(0.24)	(0.36)	(0.60)	8.84	3.52	(l)	392,848	0.51		0.51		2.57		35
Year ended 12/31/06	8.69	0.23	0.84	1.07	(0.22)	(0.42)	(0.64)	9.12	12.68	(l)	154,666	0.53		0.53		2.53		39

Institutional Class
Year ended 08/31/11	7.54	0.19	0.65	0.84	(0.18)	—	(0.18)	8.20	11.16	(c)	156,096	0.39	(d)	0.39	(d)	2.16	(d)	22
Eight months ended 08/31/10(n)	7.59	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)	7.54	(0.13	)(c)	63,598	0.45	(o)	0.45	(o)	1.79	(o)	24

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011 the portfolio turnover calculation excludes the value of securities purchased of $602,192,170 and sold of $70,835,642 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Balanced Fund and Invesco Basic Balanced Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,298,870, $1,269,907, $1,304,599, $193,954, $490,248 and $95,125 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9        Invesco Van Kampen Equity and Income Fund

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.28% and 0.38% for the year ended August 31, 2011 and the eight months ended August 31, 2010, respectively.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the year ended August 31, 2011 and the eight months ended August 31, 2010, respectively.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.
(n)	Commencement date of June 1, 2010.
(o)	Ratios are annualized.

10        Invesco Van Kampen Equity and Income Fund

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the fund and hold it for the entire 10-year period; and

■	Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Invesco Van Kampen Equity and Income Fund - Institutional Class	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.61%	9.43%	14.48%	19.75%	25.28%	31.05%	37.09%	43.41%	50.02%	56.94%
End of Year Balance	$10,461.00	$10,943.25	$11,447.74	$11,975.48	$12,527.55	$13,105.07	$13,709.21	$14,341.20	$15,002.33	$15,693.94
Estimated Annual Expenses	$39.90	$41.74	$43.66	$45.68	$47.78	$49.98	$52.29	$54.70	$57.22	$59.86

1	Your actual expenses may be higher or lower than those shown.

11        Invesco Van Kampen Equity and Income Fund

Shareholder Account Information

In addition to the Fund(s), Invesco serves as investment adviser to many other mutual funds. The following information is about the Institutional Classes of the Invesco Funds and Invesco Van Kampen Funds (Invesco Funds or Funds), which are offered only to certain eligible institutional investors.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
The Institutional Class of the Fund is intended solely for use by institutional investors who (i) meet the eligibility requirements set forth below and (ii) trade through an omnibus, trust or similar account with the Fund. Institutional investors will receive an institutional level of fund services, which generally are limited to buying, selling or exchanging shares. Services such as dollar cost averaging and internet account access are generally limited to retail investors and are not available for institutional investor accounts.

Shares of the Institutional Class of the Fund are generally available for banks, trust companies and certain other financial intermediaries acting for the benefit of institutional client accounts, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, certain defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization) which meet asset and/or minimum initial investment requirements.

As illustrated in the table below, the Institutional Class minimum investment amounts are as follows: (i) for an institutional investor that is a defined contribution plan for which the sponsor has combined defined contribution plan and defined benefit plan assets of at least $100 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for an institutional investor that is a defined contribution plan is $10 million per client sub-account; (ii) for an institutional investor that is a bank, trust company or certain other financial intermediaries acting for the benefit of institutional client accounts, the minimum initial investment requirement is $10 million per client sub-account; (iii) for certain other institutional investors, the minimum initial investment requirement is $1 million per client sub-account; and (iv) for defined benefit plans, funds of funds or other pooled investment vehicles, there is no minimum initial investment requirement.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

Minimum Investments
The minimum investments for Institutional Class accounts are as follows:

	Initial	Additional
Type of Account	Investments	Investments

Defined Contribution Plan (for which sponsor has $100 million in combined DC and DB assets)	$0	$0

Defined Contribution Plan (for which sponsor has less than $100 million in combined DC and DB assets)	$10 M	$0

Banks, Trust Companies and certain other financial intermediaries	$10 M	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 M	$0

Foundations or Endowments	$1 M	$0

Other institutional investors	$1 M	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Fund of Funds)	$0	$0

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The financial adviser or financial intermediary should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Institutional Class

INSTCL—12/11

Redeeming Shares

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator). Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the Securities and Exchange Commission (SEC), such as when the NYSE restricts or suspends trading.

If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco China Fund Invesco Developing Markets Fund Invesco Emerging Market Local Currency Debt Fund Invesco Emerging Markets Equity Fund Invesco Floating Rate Fund Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Growth Fund
Invesco Global Real Estate Fund
    Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco High Yield Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund Invesco International Growth Fund Invesco International Small Company Fund Invesco International Total Return Fund Invesco Pacific Growth Fund

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle. If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions.

Exchanging Shares
You may, under most circumstances, exchange Institutional Class shares in one Fund for Institutional Class shares of another Fund. An exchange is

A-2        The Invesco Funds—Institutional Class

the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares.

Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.
■	Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).
■	If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Funds’ Boards of Trustees (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use

A-3        The Invesco Funds—Institutional Class

reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market Funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or Invesco Affiliates, in their sole discretion determine that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Valuation

A-4        The Invesco Funds—Institutional Class

Committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco High Income Municipal Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income

A-5        The Invesco Funds—Institutional Class

taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.
■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

A-6        The Invesco Funds—Institutional Class

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
Invesco Distributors, the distributor of the Funds, an Invesco Affiliate, or one or more of its corporate affiliates (collectively, Invesco Affiliates) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s Funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its Fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Institutional Class

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Van Kampen Equity and Income Fund
SEC 1940 Act file number: 811- 09913

invesco.com/us VK-EQI-PRO-2

Prospectus	December 16, 2011

Class: A (ACGIX), B (ACGJX), C (ACGKX), R (ACGLX), Y (ACGMX)
Invesco Van Kampen Growth and Income Fund

Invesco Van Kampen Growth and Income Fund’s investment objective is to seek income and long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	6
The Adviser(s)	6
Adviser Compensation	6
Portfolio Managers	6

Other Information	6
Sales Charges	6
Distributions	6
Dividends	7
Capital Gains Distributions	7

Benchmark Descriptions	7

Financial Highlights	8

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Van Kampen Growth and Income Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to seek income and long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	R	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	R	Y

Management Fees	0.36%	0.36%	0.36%	0.36%	0.36%

Distribution and/or Service (12b-1) Fees	0.25	0.25	0.99	0.50	None

Other Expenses	0.23	0.23	0.23	0.23	0.23

Total Annual Fund Operating Expenses	0.84	0.84	1.58	1.09	0.59

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$631	$803	$990	$1,530

Class B	586	568	666	1,037

Class C	261	499	860	1,878

Class R	111	347	601	1,329

Class Y	60	189	329	738

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$631	$803	$990	$1,530

Class B	86	268	466	1,037

Class C	161	499	860	1,878

Class R	111	347	601	1,329

Class Y	60	189	329	738

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of income-producing equity securities (although investments are also made in non-convertible preferred stocks and debt securities). Income-producing equity securities are common stocks and convertible securities. In selecting securities for investment, the Fund focuses primarily on the security’s potential for income and capital growth. The Adviser may invest to a larger degree in larger capitalization (or large cap) companies which it believes possess characteristics for improved valuation. Although the Fund may invest to a larger degree in larger capitalization companies, the Fund may invest in securities of small or medium-sized companies. Portfolio securities are typically sold when the assessments of the Adviser of the income and growth potential for such securities materially change. Under current market conditions, the Adviser generally defines large capitalization companies by reference to those companies with capitalizations within or above those companies represented in the Russell 1000® Index. As of August 31, 2011, these market capitalizations ranged between $468 million and $360 billion.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts (REITs).

The Fund may utilize derivative instruments, specifically forward currency contracts, futures contracts and options. The Fund will utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency exchange contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund will invest in futures contracts to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest in options to seek alpha or to mitigate risk. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or

1        Invesco Van Kampen Growth and Income Fund

guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Investors who need a more assured level of current income should be aware that the Fund’s income will fluctuate and that seeking income is only a part of the Fund’s overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Fund seeks to generate income and that long-term growth of capital is only a part of the Fund’s overall investment objective.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Small or medium-sized companies are often subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The ability of the Fund’s portfolio holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Fund’s investments in other fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

Foreign Risks. The risks of investing in securities of foreign issuers, including emerging markets issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

Forward Currency Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Risks of Investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

Risks of Derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Value Investing Style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and Van Kampen Growth and Income Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C, Class I and Class R Shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C, Class R and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C, Class R and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date [(ended September 30, 2011): (12.65)%
Best Quarter (ended September 30, 2009): 21.62%
Worst Quarter (ended December 31, 2008: (19.83)%

2        Invesco Van Kampen Growth and Income Fund

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10	Since
	Year	Years	Years	Inception

Class A Shares: Inception (08/01/1946)
Return Before Taxes	6.43%	1.30%	3.16%	—
Return After Taxes on Distributions	6.23	0.73	2.57	—
Return After Taxes on Distributions and Sale of Fund Shares	4.41	1.09	2.61	—

Class B Shares: Inception (08/02/1993)	7.44	2.07	3.35	—

Class C Shares: Inception (08/02/1993)	10.80	1.71	3.00	—

Class R Shares: Inception (10/01/2002)	12.37	2.20	—	7.76%

Class Y Shares: Inception (10/19/2004)	12.92	2.72	—	5.57

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26

Lipper Large Cap Value Funds Index	13.02	1.52	1.89

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.08	2.29	1.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)

Mark Laskin	Portfolio Manager	2010 (predecessor fund 2007)

Mary Jayne Maly	Portfolio Manager	2010 (predecessor fund 2008)

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)

James Roeder	Portfolio Manager	2010 (predecessor fund 1999)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to seek income and long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies and Risks
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor’s (S&P) or by Moody’s Investors Service, Inc. (Moody’s).

In selecting securities for investment, the Fund focuses primarily on the security’s potential for income and capital growth. The Adviser may invest to a larger degree in larger capitalization companies that it believes possess characteristics for improved valuation. Under current market conditions, the Adviser generally defines large capitalization companies by reference to those companies with capitalizations within or above those companies represented in the Russell 1000® Index. As of August 31, 2011, these market capitalizations ranged between $468 million and $360 billion. The Adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although the Fund may invest to a larger degree in larger capitalization companies, the Fund may invest in securities of small or medium-sized companies, which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

The Fund may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

While the Fund invests primarily in income-producing equity securities, the Fund also may invest in non-convertible adjustable or fixed rate preferred stock and debt securities.

3        Invesco Van Kampen Growth and Income Fund

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 15% of the Fund’s total assets may be invested in convertible securities that are below investment grade quality. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt Securities. The Fund also may invest in debt securities of various maturities. The Fund invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITs. The Fund may invest up to 15% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the Code). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in Securities of Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with

4        Invesco Van Kampen Growth and Income Fund

investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives. The Fund may utilize derivative instruments, specifically forward currency contracts, futures contracts and options. The Fund will utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund will invest in futures contracts to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest in options to seek alpha or to mitigate risk. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A Fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Forward Currency Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Value Investing Style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Fund under guidelines approved by the Board.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes the potential for income or capital growth has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, repurchase agreements and in investment grade corporate debt securities. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth on other securities that may be owned by the Fund. In taking such a

5        Invesco Van Kampen Growth and Income Fund

defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of the Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.35% of Invesco Van Kampen Growth and Income Fund’s average daily net assets after fee waivers and/or expense reimbursements.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A shares to 0.88%, Class B shares to 1.63%, Class C shares to 1.63%, Class R shares to 1.13% and Class Y shares to 0.63% of average daily net assets. Unless the Board and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Thomas Bastian (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Bastian served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the Fund, Mr. Bastian was associated with Van Kampen Asset Management in an investment management capacity (2003 to 2010).

■	Mark Laskin, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Laskin served as Portfolio Manager of the predecessor fund since 2007. Prior to commencement of operations by the Fund, Mr. Laskin was associated with Van Kampen Asset Management in an investment management capacity (2000 to 2010).

■	Mary Jayne Maly, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Ms. Maly served as Portfolio Manager of the predecessor fund since 2008. Prior to commencement of operations by the Fund, Ms. Maly was associated with Van Kampen Asset Management in an investment management capacity (1992 to 2010).

■	Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Marcheli served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the Fund, Mr. Marcheli was associated with Van Kampen Asset Management in an investment management capacity (2002 to 2010).

■	James Roeder, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Roeder served as Portfolio Manager of the predecessor fund since 1999. Prior to commencement of operations by the Fund, Mr. Roeder was associated with Van Kampen Asset Management in an investment management capacity (1999 to 2010).

Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category III contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

6        Invesco Van Kampen Growth and Income Fund

Dividends
The Fund generally declares and pays dividends from net investment income, if any, quarterly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

7        Invesco Van Kampen Growth and Income Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share. Institutional Class is not offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCooper, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$16.06	$0.24	$1.91	$2.15	$(0.20)	$—	$(0.20)	$18.01	13.37	%(c)	$4,149,537	0.83	%(d)	0.84	%(d)	1.23	%(d)	23%
Nine months ended 08/31/10	17.19	0.18	(1.13)	(0.95)	(0.18)	—	(0.18)	16.06	(5.60	)(c)	4,122,779	0.74	(n)	0.74	(n)	1.36	(n)	23
Year ended 11/30/09	13.87	0.23	3.34	3.57	(0.25)	—	(0.25)	17.19	26.24	(e)	4,496,159	0.88		0.88		1.58		51
Year ended 11/30/08	22.72	0.33	(7.86)	(7.53)	(0.37)	(0.95)	(1.32)	13.87	(35.05	)(e)	4,416,052	0.79		0.79		1.78		42
Year ended 11/30/07	22.62	0.36	1.21	1.57	(0.39)	(1.08)	(1.47)	22.72	7.26	(e)	7,793,361	0.77		0.77		1.58		26
Year ended 11/30/06	21.72	0.35	2.43	2.78	(0.31)	(1.57)	(1.88)	22.62	13.76	(e)	7,711,863	0.79		0.79		1.66		30

Class B
Year ended 08/31/11	15.93	0.23	1.90	2.13	(0.18)	—	(0.18)	17.88	13.36	(c)(f)	173,129	0.83	(d)(f)	0.84	(d)(f)	1.23	(d)(f)	23
Nine months ended 08/31/10	17.05	0.16	(1.12)	(0.96)	(0.16)	—	(0.16)	15.93	(5.69	)(c)(f)	231,193	0.89	(f)(n)	0.89	(f)(n)	1.21	(f)(n)	23
Year ended 11/30/09	13.76	0.22	3.32	3.54	(0.25)	—	(0.25)	17.05	26.32	(g)(h)	320,577	0.89	(h)	0.89	(h)	1.59	(h)	51
Year ended 11/30/08	22.57	0.32	(7.81)	(7.49)	(0.37)	(0.95)	(1.32)	13.76	(35.09	)(g)(h)	365,277	0.84	(h)	0.84	(h)	1.72	(h)	42
Year ended 11/30/07	22.47	0.34	1.20	1.54	(0.36)	(1.08)	(1.44)	22.57	7.18	(g)(h)	777,590	0.85	(h)	0.85	(h)	1.50	(h)	26
Year ended 11/30/06	21.52	0.34	2.41	2.75	(0.23)	(1.57)	(1.80)	22.47	13.70	(g)(h)	869,869	0.84	(h)	0.84	(h)	1.60	(h)	30

Class C
Year ended 08/31/11	15.91	0.09	1.90	1.99	(0.06)	—	(0.06)	17.84	12.52	(c)(m)	258,606	1.57	(d)(m)	1.58	(d)(m)	0.49	(d)(m)	23
Nine months ended 08/31/10	17.03	0.08	(1.12)	(1.04)	(0.08)	—	(0.08)	15.91	(6.13	)(c)	269,051	1.49	(n)	1.49	(n)	0.61	(n)	23
Year ended 11/30/09	13.74	0.12	3.32	3.44	(0.15)	—	(0.15)	17.03	25.36	(h)(i)	316,283	1.62	(h)	1.62	(h)	0.84	(h)	51
Year ended 11/30/08	22.53	0.20	(7.81)	(7.61)	(0.23)	(0.95)	(1.18)	13.74	(35.54	)(h)(i)	301,306	1.51	(h)	1.51	(h)	1.06	(h)	42
Year ended 11/30/07	22.43	0.20	1.21	1.41	(0.23)	(1.08)	(1.31)	22.53	6.53	(h)(i)	591,037	1.48	(h)	1.48	(h)	0.87	(h)	26
Year ended 11/30/06	21.56	0.19	2.41	2.60	(0.16)	(1.57)	(1.73)	22.43	12.88	(i)	620,565	1.54		1.54		0.91		30

Class R
Year ended 08/31/11	16.07	0.19	1.92	2.11	(0.16)	—	(0.16)	18.02	13.08	(c)	147,453	1.08	(d)	1.09	(d)	0.98	(d)	23
Nine months ended 08/31/10	17.19	0.14	(1.11)	(0.97)	(0.15)	—	(0.15)	16.07	(5.72	)(c)	122,188	0.99	(n)	0.99	(n)	1.11	(n)	23
Year ended 11/30/09	13.87	0.18	3.35	3.53	(0.21)	—	(0.21)	17.19	26.00	(j)	107,371	1.13		1.13		1.29		51
Year ended 11/30/08	22.73	0.29	(7.88)	(7.59)	(0.32)	(0.95)	(1.27)	13.87	(35.25	)(j)	78,522	1.04		1.04		1.53		42
Year ended 11/30/07	22.62	0.30	1.22	1.52	(0.33)	(1.08)	(1.41)	22.73	7.03	(j)	140,227	1.02		1.02		1.33		26
Year ended 11/30/06	21.72	0.31	2.42	2.73	(0.26)	(1.57)	(1.83)	22.62	13.48	(j)	128,511	1.04		1.04		1.46		30

Class Y
Year ended 08/31/11	16.08	0.28	1.92	2.20	(0.25)	—	(0.25)	18.03	13.64	(c)	1,544,968	0.58	(d)	0.59	(d)	1.48	(d)	23
Nine months ended 08/31/10	17.21	0.21	(1.13)	(0.92)	(0.21)	—	(0.21)	16.08	(5.41	)(c)	1,206,652	0.49	(n)	0.49	(n)	1.61	(n)	23
Year ended 11/30/09	13.88	0.26	3.35	3.61	(0.28)	—	(0.28)	17.21	26.60	(k)	1,095,692	0.63		0.63		1.81		51
Year ended 11/30/08	22.74	0.38	(7.87)	(7.49)	(0.42)	(0.95)	(1.37)	13.88	(34.90	)(k)	844,058	0.54		0.54		2.04		42
Year ended 11/30/07	22.63	0.41	1.23	1.64	(0.45)	(1.08)	(1.53)	22.74	7.57	(k)	1,185,286	0.52		0.52		1.83		26
Year ended 11/30/06	21.73	0.41	2.43	2.84	(0.37)	(1.57)	(1.94)	22.63	13.98	(k)	881,182	0.54		0.54		1.92		30

Institutional Class
Year ended 08/31/11	16.08	0.32	1.92	2.24	(0.27)	—	(0.27)	18.05	13.87	(c)	307,338	0.39	(d)	0.40	(d)	1.67	(d)	23
Nine months ended 08/31/10(l)	16.48	0.05	(0.39)	(0.34)	(0.06)	—	(0.06)	16.08	(2.05	)(c)	41,861	0.45	(n)	0.45	(n)	1.31	(n)	23

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2011, the portfolio calculation excludes the value of securities purchased of $138,016,999 and sold of $13,000,923 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,636,574, $230,898, $294,554, $151,485, $1,602,529 and $158,806, for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively.

8        Invesco Van Kampen Growth and Income Fund

(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% and 0.40% for the year ended August 31, 2011 and nine months ended August 31, 2010.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.
(m)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% for the year ended August 31, 2011.
(n)	Ratios are annualized.

9        Invesco Van Kampen Growth and Income Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund - Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

A-7        The Invesco Funds

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have

A-8        The Invesco Funds

the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

A-9        The Invesco Funds

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an

A-10        The Invesco Funds

alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-11        The Invesco Funds

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

A-13        The Invesco Funds

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Van Kampen Growth and Income Fund
SEC 1940 Act file number: 811-09913

invesco.com/us VK-GRI-PRO-1

Prospectus	December 16, 2011

Invesco Van Kampen Growth and Income Fund (ACGQX)

Institutional Class

Invesco Van Kampen Growth and Income Fund’s investment objective is to seek income and long-term growth of capital.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	5
The Adviser(s)	5
Adviser Compensation	5
Portfolio Managers	6

Other Information	6
Distributions	6
Dividends	6
Capital Gains Distributions	6

Benchmark Descriptions	6

Financial Highlights	7

Shareholder Account Information	A-1
Suitability for Investors	A-1
Purchasing Shares	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-3
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-3
Pricing of Shares	A-4
Taxes	A-5
Payments to Financial Intermediaries	A-7
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Van Kampen Growth and Income Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to seek income and long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	Institutional Class

Management Fees	0.36%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.04

Total Annual Fund Operating Expenses	0.40

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$41	$128	$224	$505

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of income-producing equity securities. Income-producing equity securities are common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities). In selecting securities for investment, the Fund focuses primarily on the security’s potential for income and capital growth. The Adviser may invest to a larger degree in larger capitalization (or large cap) companies which it believes possess characteristics for improved valuation. Although the Fund may invest to a larger degree in larger capitalization companies, the Fund may invest in securities of small or medium-sized companies. Portfolio securities are typically sold when the assessments of the Adviser of the income and growth potential for such securities materially change. Under current market conditions, the Adviser generally defines large capitalization companies by reference to those companies with capitalizations within or above those companies represented in the Russell 1000® Index. Russell 1000® Value Index. As of August 31, 2011, these market capitalizations ranged between $468 million and $360 billion.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts (REITs).

The Fund may utilize derivative instruments, specifically forward currency contracts, futures contracts and options. The Fund will utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund will invest in futures contracts to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest in options to seek alpha or to mitigate risk. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Investors who need a more assured level of current income should be aware that the Fund’s income will fluctuate and that seeking income is only a part of the Fund’s overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Fund seeks to generate income and that long-term growth of capital is only a part of the Fund’s overall investment objective.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Small or medium-sized companies are often subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The ability of the Fund’s portfolio holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of

1        Invesco Van Kampen Growth and Income Fund

such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Fund’s investments in other fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

Foreign Risks. The risks of investing in securities of foreign issuers, including emerging markets issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

Forward Currency Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Risks of Investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

Risks of Derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Value Investing Style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and Van Kampen Growth and Income Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Institutional Class shares’ returns of the Fund will be different from the predecessor fund as they have different expenses.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): (12.65)%
Best Quarter (ended September 30, 2009): 21.62%
Worst Quarter (ended December 31, 2008: (19.83)%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years

Institutional Class Shares[1]: Inception (06/01/2010)
Return Before Taxes	12.97%	2.52%	3.78%
Return After Taxes on Distributions	12.72	1.94	3.18
Return After Taxes on Distributions and Sale of Fund Shares	8.71	2.13	3.15

Russell 1000® Value Index: (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26

Lipper Large Cap Value Funds Index	13.02	1.52	1.89

S&P 500® Index: (reflects no deductions for fees, expenses or taxes)	15.08	2.29	1.42

1	Institutional Class shares performance shown prior to the inception date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. The inception date of the predecessor fund’s Class A shares is August 1, 1946.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)

Mark Laskin	Portfolio Manager	2010 (predecessor fund 2007)

Mary Jayne Maly	Portfolio Manager	2010 (predecessor fund 2008)

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)

James Roeder	Portfolio Manager	2010 (predecessor fund 1999)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, or by telephone at 800-659-1005.

2        Invesco Van Kampen Growth and Income Fund

The minimum investments for Institutional Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined Contribution Plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 Million	$0

Banks, Trust Companies and certain other financial intermediaries	$10 Million	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 Million	$0

Foundations or Endowments	$1 Million	$0

Other institutional investors	$1 Million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g. Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to seek income and long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies and Risks
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor’s (S&P) or by Moody’s Investors Service, Inc. (Moody’s).

In selecting securities for investment, the Fund focuses primarily on the security’s potential for income and capital growth. The Adviser may invest to a larger degree in larger capitalization companies that it believes possess characteristics for improved valuation. Under current market conditions, the Adviser generally defines large capitalization companies by reference to those companies with capitalizations within or above those companies represented in the Russell 1000® Index. Russell 1000® Value Index. As of August 31, 2011, these market capitalizations ranged between $468 million and $360 billion. The Adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although the Fund may invest to a larger degree on larger capitalization companies, the Fund may invest in securities of small or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

The Fund may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

While the Fund invests primarily in income-producing equity securities, the Fund also may invest in non-convertible adjustable or fixed rate preferred stock and debt securities.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 15% of the Fund’s total assets may be invested in convertible securities that are below investment grade quality. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and

3        Invesco Van Kampen Growth and Income Fund

principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt Securities. The Fund also may invest in debt securities of various maturities. The Fund invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITs. The Fund may invest up to 15% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the Code). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in Securities of Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives. The Fund may utilize derivative instruments, specifically forward currency contracts, futures contracts and options. The Fund will utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund will invest in futures contracts to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures

4        Invesco Van Kampen Growth and Income Fund

contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund will invest in options to seek alpha or to mitigate risk. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A Fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Forward Currency Contracts. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Value Investing Style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Fund under guidelines approved by the Board.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes the potential for income or capital growth has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, repurchase agreements and in investment grade corporate debt securities. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.35% of Invesco Van Kampen Growth and Income Fund’s average daily net assets after fee waivers and/or expense reimbursements.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.63% of average daily net

5        Invesco Van Kampen Growth and Income Fund

assets. Unless the Board and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Thomas Bastian (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Bastian served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the Fund, Mr. Bastian was associated with Van Kampen Asset Management in an investment management capacity (2003 to 2010).

■	Mark Laskin, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Laskin served as Portfolio Manager of the predecessor fund since 2007. Prior to commencement of operations by the Fund, Mr. Laskin was associated with Van Kampen Asset Management in an investment management capacity (2000 to 2010).

■	Mary Jayne Maly, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Ms. Maly served as Portfolio Manager of the predecessor fund since 2008. Prior to commencement of operations by the Fund, Ms. Maly was associated with Van Kampen Asset Management in an investment management capacity (1992 to 2010).

■	Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Marcheli served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the Fund, Mr. Marcheli was associated with Van Kampen Asset Management in an investment management capacity (2002 to 2010).

■	James Roeder, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Roeder served as Portfolio Manager of the predecessor fund since 1999. Prior to commencement of operations by the Fund, Mr. Roeder was associated with Van Kampen Asset Management in an investment management capacity (1999 to 2010).

Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, quarterly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

6        Invesco Van Kampen Growth and Income Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share. Only Institutional Class is offered in this prospectus.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions						net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$16.06	$0.24	$1.91	$2.15	$(0.20)	$—	$(0.20)	$18.01	13.37	%(c)	$4,149,537	0.83	%(d)	0.84	%(d)	1.23	%(d)	23%
Nine months ended 08/31/10	17.19	0.18	(1.13)	(0.95)	(0.18)	—	(0.18)	16.06	(5.60	)(c)	4,122,779	0.74	(n)	0.74	(n)	1.36	(n)	23
Year ended 11/30/09	13.87	0.23	3.34	3.57	(0.25)	—	(0.25)	17.19	26.24	(e)	4,496,159	0.88		0.88		1.58		51
Year ended 11/30/08	22.72	0.33	(7.86)	(7.53)	(0.37)	(0.95)	(1.32)	13.87	(35.05	)(e)	4,416,052	0.79		0.79		1.78		42
Year ended 11/30/07	22.62	0.36	1.21	1.57	(0.39)	(1.08)	(1.47)	22.72	7.26	(e)	7,793,361	0.77		0.77		1.58		26
Year ended 11/30/06	21.72	0.35	2.43	2.78	(0.31)	(1.57)	(1.88)	22.62	13.76	(e)	7,711,863	0.79		0.79		1.66		30

Class B
Year ended 08/31/11	15.93	0.23	1.90	2.13	(0.18)	—	(0.18)	17.88	13.36	(c)(f)	173,129	0.83	(d)(f)	0.84	(d)(f)	1.23	(d)(f)	23
Nine months ended 08/31/10	17.05	0.16	(1.12)	(0.96)	(0.16)	—	(0.16)	15.93	(5.69	)(c)(f)	231,193	0.89	(f)(n)	0.89	(f)(n)	1.21	(f)(n)	23
Year ended 11/30/09	13.76	0.22	3.32	3.54	(0.25)	—	(0.25)	17.05	26.32	(g)(h)	320,577	0.89	(h)	0.89	(h)	1.59	(h)	51
Year ended 11/30/08	22.57	0.32	(7.81)	(7.49)	(0.37)	(0.95)	(1.32)	13.76	(35.09	)(g)(h)	365,277	0.84	(h)	0.84	(h)	1.72	(h)	42
Year ended 11/30/07	22.47	0.34	1.20	1.54	(0.36)	(1.08)	(1.44)	22.57	7.18	(g)(h)	777,590	0.85	(h)	0.85	(h)	1.50	(h)	26
Year ended 11/30/06	21.52	0.34	2.41	2.75	(0.23)	(1.57)	(1.80)	22.47	13.70	(g)(h)	869,869	0.84	(h)	0.84	(h)	1.60	(h)	30

Class C
Year ended 08/31/11	15.91	0.09	1.90	1.99	(0.06)	—	(0.06)	17.84	12.52	(c)(m)	258,606	1.57	(d)(m)	1.58	(d)(m)	0.49	(d)(m)	23
Nine months ended 08/31/10	17.03	0.08	(1.12)	(1.04)	(0.08)	—	(0.08)	15.91	(6.13	)(c)	269,051	1.49	(n)	1.49	(n)	0.61	(n)	23
Year ended 11/30/09	13.74	0.12	3.32	3.44	(0.15)	—	(0.15)	17.03	25.36	(h)(i)	316,283	1.62	(h)	1.62	(h)	0.84	(h)	51
Year ended 11/30/08	22.53	0.20	(7.81)	(7.61)	(0.23)	(0.95)	(1.18)	13.74	(35.54	)(h)(i)	301,306	1.51	(h)	1.51	(h)	1.06	(h)	42
Year ended 11/30/07	22.43	0.20	1.21	1.41	(0.23)	(1.08)	(1.31)	22.53	6.53	(h)(i)	591,037	1.48	(h)	1.48	(h)	0.87	(h)	26
Year ended 11/30/06	21.56	0.19	2.41	2.60	(0.16)	(1.57)	(1.73)	22.43	12.88	(i)	620,565	1.54		1.54		0.91		30

Class R
Year ended 08/31/11	16.07	0.19	1.92	2.11	(0.16)	—	(0.16)	18.02	13.08	(c)	147,453	1.08	(d)	1.09	(d)	0.98	(d)	23
Nine months ended 08/31/10	17.19	0.14	(1.11)	(0.97)	(0.15)	—	(0.15)	16.07	(5.72	)(c)	122,188	0.99	(n)	0.99	(n)	1.11	(n)	23
Year ended 11/30/09	13.87	0.18	3.35	3.53	(0.21)	—	(0.21)	17.19	26.00	(j)	107,371	1.13		1.13		1.29		51
Year ended 11/30/08	22.73	0.29	(7.88)	(7.59)	(0.32)	(0.95)	(1.27)	13.87	(35.25	)(j)	78,522	1.04		1.04		1.53		42
Year ended 11/30/07	22.62	0.30	1.22	1.52	(0.33)	(1.08)	(1.41)	22.73	7.03	(j)	140,227	1.02		1.02		1.33		26
Year ended 11/30/06	21.72	0.31	2.42	2.73	(0.26)	(1.57)	(1.83)	22.62	13.48	(j)	128,511	1.04		1.04		1.46		30

Class Y
Year ended 08/31/11	16.08	0.28	1.92	2.20	(0.25)	—	(0.25)	18.03	13.64	(c)	1,544,968	0.58	(d)	0.59	(d)	1.48	(d)	23
Nine months ended 08/31/10	17.21	0.21	(1.13)	(0.92)	(0.21)	—	(0.21)	16.08	(5.41	)(c)	1,206,652	0.49	(n)	0.49	(n)	1.61	(n)	23
Year ended 11/30/09	13.88	0.26	3.35	3.61	(0.28)	—	(0.28)	17.21	26.60	(k)	1,095,692	0.63		0.63		1.81		51
Year ended 11/30/08	22.74	0.38	(7.87)	(7.49)	(0.42)	(0.95)	(1.37)	13.88	(34.90	)(k)	844,058	0.54		0.54		2.04		42
Year ended 11/30/07	22.63	0.41	1.23	1.64	(0.45)	(1.08)	(1.53)	22.74	7.57	(k)	1,185,286	0.52		0.52		1.83		26
Year ended 11/30/06	21.73	0.41	2.43	2.84	(0.37)	(1.57)	(1.94)	22.63	13.98	(k)	881,182	0.54		0.54		1.92		30

Institutional Class
Year ended 08/31/11	16.08	0.32	1.92	2.24	(0.27)	—	(0.27)	18.05	13.87	(c)	307,338	0.39	(d)	0.40	(d)	1.67	(d)	23
Nine months ended 08/31/10(l)	16.48	0.05	(0.39)	(0.34)	(0.06)	—	(0.06)	16.08	(2.05	)(c)	41,861	0.45	(n)	0.45	(n)	1.31	(n)	23

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2011, the portfolio calculation excludes the value of securities purchased of $138,016,999 and sold of $13,000,923 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,636,574, $230,898, $294,554, $151,485, $1,602,529 and $158,806, for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively.

7        Invesco Van Kampen Growth and Income Fund

(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% and 0.40% for the year ended August 31, 2011 and nine months ended August 31, 2010.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.
(m)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% for the year ended August 31, 2011.
(n)	Ratios are annualized.

8        Invesco Van Kampen Growth and Income Fund

Shareholder Account Information

In addition to the Fund(s), Invesco serves as investment adviser to many other mutual funds. The following information is about the Institutional Classes of the Invesco Funds and Invesco Van Kampen Funds (Invesco Funds or Funds), which are offered only to certain eligible institutional investors.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
The Institutional Class of the Fund is intended solely for use by institutional investors who (i) meet the eligibility requirements set forth below and (ii) trade through an omnibus, trust or similar account with the Fund. Institutional investors will receive an institutional level of fund services, which generally are limited to buying, selling or exchanging shares. Services such as dollar cost averaging and internet account access are generally limited to retail investors and are not available for institutional investor accounts.

Shares of the Institutional Class of the Fund are generally available for banks, trust companies and certain other financial intermediaries acting for the benefit of institutional client accounts, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, certain defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization) which meet asset and/or minimum initial investment requirements.

As illustrated in the table below, the Institutional Class minimum investment amounts are as follows: (i) for an institutional investor that is a defined contribution plan for which the sponsor has combined defined contribution plan and defined benefit plan assets of at least $100 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for an institutional investor that is a defined contribution plan is $10 million per client sub-account; (ii) for an institutional investor that is a bank, trust company or certain other financial intermediaries acting for the benefit of institutional client accounts, the minimum initial investment requirement is $10 million per client sub-account; (iii) for certain other institutional investors, the minimum initial investment requirement is $1 million per client sub-account; and (iv) for defined benefit plans, funds of funds or other pooled investment vehicles, there is no minimum initial investment requirement.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

Minimum Investments
The minimum investments for Institutional Class accounts are as follows:

	Initial	Additional
Type of Account	Investments	Investments

Defined Contribution Plan (for which sponsor has $100 million in combined DC and DB assets)	$0	$0

Defined Contribution Plan (for which sponsor has less than $100 million in combined DC and DB assets)	$10 M	$0

Banks, Trust Companies and certain other financial intermediaries	$10 M	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 M	$0

Foundations or Endowments	$1 M	$0

Other institutional investors	$1 M	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Fund of Funds)	$0	$0

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The financial adviser or financial intermediary should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Institutional Class

INSTCL—12/11

Redeeming Shares

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator). Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the Securities and Exchange Commission (SEC), such as when the NYSE restricts or suspends trading.

If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco China Fund Invesco Developing Markets Fund Invesco Emerging Market Local Currency Debt Fund Invesco Emerging Markets Equity Fund Invesco Floating Rate Fund Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Growth Fund
Invesco Global Real Estate Fund
    Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco High Yield Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund Invesco International Growth Fund Invesco International Small Company Fund Invesco International Total Return Fund Invesco Pacific Growth Fund

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle. If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions.

Exchanging Shares
You may, under most circumstances, exchange Institutional Class shares in one Fund for Institutional Class shares of another Fund. An exchange is

A-2        The Invesco Funds—Institutional Class

the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares.

Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.
■	Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).
■	If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Funds’ Boards of Trustees (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use

A-3        The Invesco Funds—Institutional Class

reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market Funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or Invesco Affiliates, in their sole discretion determine that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Valuation

A-4        The Invesco Funds—Institutional Class

Committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco High Income Municipal Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income

A-5        The Invesco Funds—Institutional Class

taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.
■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

A-6        The Invesco Funds—Institutional Class

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
Invesco Distributors, the distributor of the Funds, an Invesco Affiliate, or one or more of its corporate affiliates (collectively, Invesco Affiliates) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s Funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its Fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Institutional Class

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Van Kampen Growth and Income Fund
SEC 1940 Act file number: 811-09913

invesco.com/us VK-GRI-PRO-2

Prospectus	December 16, 2011

Class: A (VKMPX), B (VKPAX), C (VKPCX), Y (VKPYX)
Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco Van Kampen Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	7
The Adviser(s)	7
Adviser Compensation	8
Portfolio Managers	8

Other Information	8
Sales Charges	8
Distributions	8
Dividends	8
Capital Gains Distributions	8

Benchmark Descriptions	8

Financial Highlights	9

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.60%	0.60%	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	0.25	0.25	1.00	None

Other Expenses	0.15	0.15	0.15	0.15

Interest	0.02	0.02	0.02	0.02

Total Annual Fund Operating Expenses	1.02	1.02	1.77	0.77

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$574	$784	$1,011	$1,664

Class B	604	625	763	1,248

Class C	280	557	959	2,084

Class Y	79	246	428	954

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$574	$784	$1,011	$1,664

Class B	104	325	563	1,248

Class C	180	557	959	2,084

Class Y	79	246	428	954

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser), seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of Pennsylvania municipal securities. The Fund seeks to invest primarily in medium- and lower-grade securities; however, at times the market conditions in the Pennsylvania municipal markets may be such that the Fund may invest in higher-grade securities.

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes. The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Adviser of any of these factors materially change.

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

The Fund will invest in derivative instruments, specifically futures contracts, including treasury futures, to gain or reduce exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the fund are:

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds or pay-in-kind securities often fluctuate more in price than traditional debt securities.

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment-

1        Invesco Van Kampen Pennsylvania Tax Free Income Fund

grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incident of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payment, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.

Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. To the extent that the Adviser invests in higher-grade securities at times, the amount of current income from such securities may be lower than the income from medium- and lower-grade securities.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Municipal Securities Risk. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.

State-Specific Risks. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers.

Risks of Using Derivative Instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. The interest rates on these treasury futures generally moves in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

Alternative Minimum Tax. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax. Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark and a style specific benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and Van Kampen Pennsylvania Tax Free Income Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B and Class C shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B and Class C shares of the predecessor fund were reorganized into Class A, Class B and Class C shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge.

The returns shown for Class Y shares are those of the Class A shares of the predecessor fund. Class Y shares’ returns will be different from the predecessor fund as they have different expenses. Class Y shares commenced operations on June 1, 2010.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A Shares year-to-date (ended September 30, 2011): 7.66%
Best Quarter (ended September 30, 2009): 9.61%
Worst Quarter (ended December 31, 2008): (7.98)%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years

Class A: Inception (05/01/87)
Return Before Taxes	(1.82)%	1.30%	3.06%
Return After Taxes on Distributions	(1.82)	1.27	3.04
Return After Taxes on Distributions and Sale of Fund Shares	0.38	1.73	3.24

Class B: Inception (05/03/93)	(2.43)	1.39	2.98

Class C: Inception (08/13/93)	1.39	1.53	2.82

Class Y1: Inception (06/01/10)	3.30	2.33	3.59

Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.38	4.09	4.83

Barclays Capital Pennsylvania Municipal Index (reflects no deductions for fees, expenses or taxes)	2.21	4.29	4.93

1	Class Y shares performance shown prior to the inception date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

2        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Thomas Byron	Portfolio Manager	2011

Robert Stryker	Portfolio Manager	2011

Stephen Turman	Portfolio Manager	2011

Julius Williams	Portfolio Manager	2010 (predecessor fund 2009)

Robert Wimmel	Portfolio Manager	2010 (predecessor fund 2007)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, NO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions primarily are exempt from regular federal and state income tax for residents of Pennsylvania. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies and Risks
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in Pennsylvania municipal securities. The Fund seeks to invest primarily in medium- and lower-grade securities; however, at times the market conditions in the Pennsylvania municipal markets may be such that the Fund may invest in higher-grade securities. The Fund’s investment in medium- and lower-grade securities involve special risks as compared to investment in higher-grade securities. Lower-grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher-grade securities. The Fund does not purchase securities that are in default or rated in categories lower than B- by Standard and Poor’s (S&P) or B3 by Moody’s Investors Service, Inc. (Moody’s) or unrated securities of comparable quality. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in Pennsylvania tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

Understanding Quality Ratings. Debt securities ratings are based on the issuer’s ability to pay interest and repay the principal. Debt securities with ratings above BBB- are considered investment grade, while those with ratings below BBB- are regarded as noninvestment grade. A detailed explanation of these and other ratings can be found in the SAI.

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes. The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Adviser of any of these factors materially change. At times, the market conditions in the Pennsylvania municipal securities markets may be such that the Adviser may invest in higher-grade securities. These investments may lessen the decline in the net asset value of the Fund but also may affect the amount of current income since yields on higher-grade securities are usually lower than yields on medium- or lower-grade securities. As a result, the Fund will not necessarily invest in the highest yielding Pennsylvania municipal securities permitted by its investment policies depending on market conditions or if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. During such periods, debt securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Fund would like. The markets for other securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have

3        Invesco Van Kampen Pennsylvania Tax Free Income Fund

an impact on the Fund’s investments and the Adviser is unable to predict what effect, if any, such legislation may have on the Fund.

As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Municipal Securities. Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Pennsylvania municipal securities are municipal securities (including issuers from Pennsylvania or issuers outside of Pennsylvania) the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and Pennsylvania state income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Pennsylvania municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody’s represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are general obligation and revenue or special delegation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain derivatives described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund may also invest in inverse floating rate investments. Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which the Fund may invest may include derivative instruments, such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a leveraged inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments. Consistent with applicable SEC guidance, to the extent that the Fund has ongoing obligations to any party in connection with investments in inverse floating rate investments, any such obligations will not be senior securities for purposes of the 1940 Act or borrowings for purposes of the Fund’s limitations on borrowings provided that the Fund segregates an amount of cash and/or liquid securities equal in value to its obligations in respect of such inverse floating rate investments. As described above, certain inverse floating rate investments in which the Fund invests are created in special purpose trusts (or underlying dealer trusts) and are accounted for by the Fund as secured borrowings. Among other things, the effects of reporting any inverse floaters this way are to increase the Fund’s assets and liabilities by corresponding and equal amounts, and to increase interest income and interest and residual trust expenses by corresponding and equal amounts. Thus, this reporting does not impact the Fund’s net asset values per share or the Fund’s total returns, however, this reporting does impact the Fund’s expense ratio (due to the increased expenses as a percentage of net assets).

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.

4        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund’s SAI. The SAI may be obtained by investors free of charge as described on the back cover of this prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Adviser may adjust the average maturity of the Fund’s portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve greater risks than higher-grade securities. See “Risks of Investing in Medium- and Lower-Grade Securities” below.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund’s investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Adviser believes it is advisable to do so.

Risks of Investing in Medium- and Lower-Grade Securities. Securities that are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in medium- and lower-grade securities before investing in the Fund.

Credit risk relates to an issuer’s ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- and lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in medium- and lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s.

Bond Insurance Risk. Many of the municipal obligations in which the Fund invests will be covered by insurance at the time of issuance or at a later date. Such insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Fund against losses caused by declines in a bond’s value due to a change in market conditions.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund’s investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.

While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market

5        Invesco Van Kampen Pennsylvania Tax Free Income Fund

prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- and lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- and lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- and lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium- and lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- and lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- and lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

During periods of reduced market liquidity or in the absence of readily available market quotations for medium- and lower-grade securities held in the Fund’s portfolio, the ability of the Fund to value the Fund’s securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund’s securities due to the reduced availability of reliable objective data.

The Fund may invest in zero coupon securities or pay-in-kind securities, which are securities not producing immediate cash income, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. The Adviser will weigh these concerns against the expected total returns from such instruments. See “Additional Information Regarding Certain Securities” below.

Many medium- and lower-grade securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the Adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund’s investment objective may be more dependent upon the credit analysis of the Adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Special tax considerations are associated with investing in certain medium- and lower-grade securities, such as zero coupon or pay-in-kind securities.

Municipal Securities Risk. From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

Special Risk Considerations Regarding Pennsylvania Municipal Securities. The Fund invests substantially all of its assets in a portfolio of Pennsylvania municipal securities. Because the Fund invests substantially all of its assets in a portfolio of Pennsylvania municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance.

More detailed information concerning Pennsylvania municipal securities and the Commonwealth of Pennsylvania is set forth in the Fund’s SAI.

Additional Information Regarding Certain Securities. The Fund may invest in zero coupon and payment-in-kind securities, which are securities not producing immediate cash income, when the Adviser believes the effective

6        Invesco Van Kampen Pennsylvania Tax Free Income Fund

yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

Special tax considerations are associated with investing in zero coupon and payment-in-kind securities. The Adviser will weigh these concerns against the expected total returns from such instruments.

The Fund will invest in derivative instruments, specifically futures contracts, including treasury futures, to gain or reduce exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund may invest in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.

The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing derivatives, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of derivatives and their risks is included in the Fund’s SAI.

Although the Adviser seeks to use derivatives to further the Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

Other Investments and Risk Factors. The Fund may purchase and sell securities on a when-issued and delayed delivery basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. When a Fund is the buyer in such a transaction, the Fund will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when-issued and delayed delivery basis.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s SAI.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term Pennsylvania municipal securities. If such municipal securities are not available or, in the judgment of the Adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of Pennsylvania municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities are securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for

7        Invesco Van Kampen Pennsylvania Tax Free Income Fund

the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.60% of Invesco Van Kampen Pennsylvania Tax Free Income Fund’s average daily net assets.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A shares to 1.13%, Class B shares to 1.88%, Class C shares to 1.88% and Class Y shares to 0.88% of average daily net assets. Unless the Board and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Thomas Byron, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

■	Robert Stryker, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

■	Stephen Turman, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1985.

■	Julius Williams, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Williams served as Portfolio Manager of the predecessor fund since 2009. From 2000 to 2010, Mr. Williams was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

■	Robert Wimmel, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Wimmel served as Portfolio Manager of the predecessor fund since 2007. From 1996 to 2010, Mr. Wimmel was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 4.75% initial sales charge as listed under the heading “Category II Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category IV contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective(s) and strategies, that its distributions, if any, will consist primarily of income that is exempt from federal and Pennsylvania income taxes to the extent they are derived from Pennsylvania’s municipal obligations.

Dividends
The Fund generally declares dividends from net investment income daily and pays them monthly.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

The Barclays Capital Pennsylvania Municipal Index tracks the performance of Pennsylvania issued municipal bonds rated at least Baa or BBB by Moody’s or S&P, respectively, with maturities greater than 2 years.

8        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

														Supplemental
												Ratio of		ratio of
												expenses		expenses to
												to average		average net
			Net gains									net assets		assets
			(losses)									with fee		(excluding		Ratio of net
	Net asset		on securities		Dividends	Distributions						waivers		interest,		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	and/or		facilities and		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	expenses		maintenance		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		fees)(b)		net assets		turnover(c)

Class A
Year ended 08/31/11	$16.29	$0.70	$(0.47)	$0.23	$(0.67)	$0.00	$(0.67)	$15.85	1.58	%(d)	$130,344	1.02	%(e)	1.00	%(e)	4.47	%(e)	13
Period ended 08/31/10	15.93	0.66	0.38	1.04	(0.68)	0.00	(0.68)	16.29	6.74	(d)	141,406	1.14	(f)	1.10	(f)	4.54	(f)	15
Year ended 09/30/09	14.76	0.73	1.18	1.91	(0.74)	0.00	(0.74)	15.93	13.60	(g)	141,191	1.21		1.13		5.05		17
Year ended 09/30/08	16.84	0.72	(2.03)	(1.31)	(0.73)	(0.04)	(0.77)	14.76	(8.02	)(g)	137,435	1.32		1.06		4.43		25
Year ended 09/30/07	17.43	0.70	(0.53)	0.17	(0.68)	(0.08)	(0.76)	16.84	0.95	(g)	160,539	1.44		1.08		4.08		25
Year ended 09/30/06	17.44	0.69	0.04	0.73	(0.68)	(0.06)	(0.74)	17.43	4.39	(g)	170,102	1.06		1.06		4.02		28

Class B
Year ended 08/31/11	16.23	0.70	(0.45)	0.25	(0.62)	0.00	(0.62)	15.86	1.68	(d)(h)	3,062	1.02	(e)(h)	1.00	%(e)(h)	4.47	(e)(h)	13
Period ended 08/31/10	15.89	0.59	0.38	0.97	(0.63)	0.00	(0.63)	16.23	6.27	(d)(h)	4,682	1.64	(f)(h)	1.60	(f)(h)	4.05	(f)(h)	15
Year ended 09/30/09	14.72	0.68	1.18	1.86	(0.69)	0.00	(0.69)	15.89	13.21	(i)(j)	5,364	1.57	(j)	1.49	(j)	4.70	(j)	17
Year ended 09/30/08	16.78	0.63	(2.01)	(1.38)	(0.64)	(0.04)	(0.68)	14.72	(8.46	)(i)(j)	6,161	1.81	(j)	1.55	(j)	3.94	(j)	25
Year ended 09/30/07	17.38	0.57	(0.54)	0.03	(0.55)	(0.08)	(0.63)	16.78	0.20	(i)	8,919	2.19		1.83		3.32		25
Year ended 09/30/06	17.38	0.57	0.05	0.62	(0.56)	(0.06)	(0.62)	17.38	3.63	(i)	12,180	1.81		1.81		3.26		28

Class C
Year ended 08/31/11	16.31	0.58	(0.45)	0.13	(0.56)	0.00	(0.56)	15.88	0.89	(d)	9,670	1.77	(e)	1.75	(e)	3.72	(e)	13
Period ended 08/31/10	15.95	0.55	0.38	0.93	(0.57)	0.00	(0.57)	16.31	6.01	(d)	11,083	1.89	(f)	1.85	(f)	3.79	(f)	15
Year ended 09/30/09	14.78	0.62	1.18	1.80	(0.63)	0.00	(0.63)	15.95	12.74	(k)	6,776	1.96		1.89		4.28		17
Year ended 09/30/08	16.86	0.59	(2.02)	(1.43)	(0.61)	(0.04)	(0.65)	14.78	(8.71	)(k)	4,546	2.07		1.81		3.68		25
Year ended 09/30/07	17.45	0.58	(0.54)	0.04	(0.55)	(0.08)	(0.63)	16.86	0.19	(k)	4,793	2.19		1.83		3.33		25
Year ended 09/30/06	17.45	0.57	0.05	0.62	(0.56)	(0.06)	(0.62)	17.45	3.68	(j)(k)	5,185	1.80	(j)	1.80	(j)	3.27	(j)	28

Class Y
Year ended 08/31/11	16.30	0.74	(0.47)	0.27	(0.71)	0.00	(0.71)	15.86	1.84	(d)	179	0.77	(e)	0.75	(e)	4.72	(e)	13
Period ended 08/31/10(l)	15.94	0.19	0.36	0.55	(0.19)	0.00	(0.19)	16.30	3.49	(d)	167	0.85	(f)	0.81	(f)	4.75	(f)	15

(a)	Calculated using average shares outstanding.
(b)	For the years ended September 30, 2009 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $132,562, $3,679, $10,141, and $163 for Class A, Class B, Class C, and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.74% for the year ended August 31, 2011 and the period ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.

9        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund - Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

A-7        The Invesco Funds

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have

A-8        The Invesco Funds

the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

A-9        The Invesco Funds

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an

A-10        The Invesco Funds

alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-11        The Invesco Funds

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

A-13        The Invesco Funds

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about this Fund and is incorporated by reference into this prospectus (is legally a part of the prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Van Kampen Pennsylvania Tax Free Income Fund
SEC 1940 Act file number: 811-09913

invesco.com/us VK-PTFI-PRO-1

Prospectus	December 16, 2011

Class: A (VASCX), B (VBSCX), C (VCSCX), Y (VISCX)
Invesco Van Kampen Small Cap Growth Fund

Invesco Van Kampen Small Cap Growth Fund’s investment objective is to seek capital appreciation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	3

Fund Management	6
The Adviser(s)	6
Adviser Compensation	6
Portfolio Managers	6

Other Information	6
Sales Charges	6
Distributions	6
Dividends	6
Capital Gains Distributions	6

Benchmark Descriptions	7

Financial Highlights	8

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Van Kampen Small Cap Growth Fund

Fund Summary

Investment Objective(s)
The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged)[1]	2.00%	2.00%	2.00%	2.00%

1	You may be charged a 2.00% fee if you redeem or exchange shares of the Fund within 31 days of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.76%	0.76%	0.76%	0.76%

Distribution and/or Service (12b-1) Fees	0.25	0.27	0.93	None

Other Expenses[1]	0.41	0.41	0.41	0.41

Total Annual Fund Operating Expenses[1]	1.42	1.44	2.10	1.17

1	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$687	$975	$1,284	$2,158

Class B	647	756	987	1,719

Class C	313	658	1,129	2,431

Class Y	119	372	644	1,420

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$687	$975	$1,284	$2,158

Class B	147	456	787	1,719

Class C	213	658	1,129	2,431

Class Y	119	372	644	1,420

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that it believes have above-average potential for capital appreciation. Under current market conditions, the Adviser generally defines small companies by reference to those companies up to the capitalization range of companies represented in the Russell 2000® Index for the past two years (which consists of companies up to the capitalization range of approximately $3.2 billion as of August 31, 2011). The Fund emphasizes a growth style of investing and focuses primarily on small companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small companies at the time of investment.

The Adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the Adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Adviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines.

The Fund may invest up to 25% of its total assets in securities of foreign issuers and may invest up to 10% of its total assets in real estate investment trusts (REITs).

The Fund may utilize derivative instruments, specifically futures contracts and forward currency contracts. The Fund will invest in futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract, by physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund may utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

1        Invesco Van Kampen Small Cap Growth Fund

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

Risks of Small Capitalization Companies. Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than the equity securities of larger companies.

Growth Investing Risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Foreign Risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

Risks of Investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Risks of Derivatives. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Active Trading Risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style-specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund’s and Van Kampen Small Cap Growth Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended September 30, 2011): (14.34)%
Best Quarter (ended June 30, 2003): 18.82%
Worst Quarter (ended March 31, 2001): (31.42)%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1	5	10	Since
	Year	Years	Years	Inception

Class A shares: Inception (11/27/00)
Return Before Taxes	17.11%	3.86%	0.31%	–
Return After Taxes on Distributions	17.11	3.60	0.19	–
Return After Taxes on Distributions and Sale of Fund Shares	11.12	3.25	0.24	–

Class B shares: Inception (11/27/00)	18.72	4.16	0.31	–

Class C shares: Inception (11/27/00)	21.90	4.26	0.14	–

Class Y shares: Inception (02/02/06)	24.20	–	–	3.68%

Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	29.09	5.30	3.78	–

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.08	2.29	1.42	–

Lipper Small-Cap Growth Funds Index	26.08	3.92	2.58	–

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

2        Invesco Van Kampen Small Cap Growth Fund

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Matthew Hart	Portfolio Manager (lead)	2010 (predecessor fund 2000)

Justin Speer	Portfolio Manager	2010 (predecessor fund 2008)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64141-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Investment Objective(s)
The Fund’s investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund’s objective. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies and Risks
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Adviser believes have above-average potential for capital appreciation.

The Adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the Adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be higher than the market average. Stock prices of these companies may tend to be more volatile.

The Fund emphasizes a growth style of investing and focuses primarily on small companies. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments. Investments in small companies may offer greater opportunities for capital appreciation than larger, more established companies, but also may involve special risks. The securities of small companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. During an overall stock market decline, stock prices of small or unseasoned companies often fluctuate more and may fall more than stock prices of larger, more established companies. Historically, stocks of small companies have sometimes gone through extended periods when they did not perform as well as stocks of larger companies.

Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund’s portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund’s shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board without shareholder approval, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Adviser generally defines small companies by reference to those companies up to the capitalization range of companies represented in the Russell 2000® Index for the past two years (which consists of companies up to the capitalization range of approximately $3.2 billion as of August 31, 2011).

The companies and industries in which the Fund invests will change over time depending on the assessment of the Adviser of growth opportunities. Although the Fund limits its investments to up to (but not including) 25% of its total assets in any single industry, a significant

3        Invesco Van Kampen Small Cap Growth Fund

portion of the Fund’s assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, distribution channels, financial resources, or unusual developments, such as acquisitions, mergers, liquidations,bankruptcies or leveraged buyouts. Investments in unseasoned companies, or companies with special circumstances or unusual developments, often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. The Adviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company’s operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund’s assets, the Adviser may sell a portion of the position held.

The financial markets in general are subject to volatility and may at times, including currently, experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities and derivative instruments. The markets for securities in which the Fund may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Fund’s investments and the Adviser is unable to predict what effect, if any, such legislation may have on the Fund.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

The Fund invests primarily in common stocks and also may invest in other equity securities as described herein.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the Code). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in Securities of Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action.

4        Invesco Van Kampen Small Cap Growth Fund

Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives. The Fund will invest in futures contracts, including index futures, to seek exposure to certain asset classes. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through purchasing an offsetting contract, by physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

The Fund may utilize forward currency contracts to mitigate the risk of foreign currency exposure. A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

Derivatives Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Active Trading Risk. Frequent trading of portfolio securities may result in increased costs and may lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy under guidelines approved by the Board.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s SAI.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities when the Adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a

5        Invesco Van Kampen Small Cap Growth Fund

limiting factor, however, if the Adviser considers portfolio changes appropriate.

Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. Detailed information concerning pending litigation can be found in the SAI.

Adviser Compensation
During the fiscal year ended August 31, 2011, the Adviser received compensation of 0.72% of Invesco Van Kampen Small Cap Growth Fund’s average daily net assets after fee waiver and/or expense reimbursement.

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A shares to 1.38%, Class B shares to 2.13%, Class C shares to 2.13% and Class Y shares to 1.13% of average daily net assets. Unless the Board and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver arrangement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Matthew Hart, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Hart served as Portfolio Manager of the predecessor fund since 2000. Prior to commencement of operations by the Fund, Mr. Hart was associated with Van Kampen Asset Management in an investment management capacity (1997 to 2010).

■	Justin Speer, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Speer served as Portfolio Manager of the predecessor fund since 2008. Prior to commencement of operations by the Fund, Mr. Speer was associated with Van Kampen Asset Management in an investment management capacity (May 2008 to 2010). Prior to May 2008, he worked as an equity research analyst at Credit Suisse.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of Category III contingent deferred sales charges (CDSCs) during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of CDSC Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce

6        Invesco Van Kampen Small Cap Growth Fund

or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.

7        Invesco Van Kampen Small Cap Growth Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. Certain information reflects financial results for a single Fund or predecessor fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

																		Ratio of net
												Ratio of		Ratio of				investment
			Net gains									expenses		expenses				income (loss)
			(losses) on									to average		to average		Ratio of net		to average net
	Net asset	Net	securities		Dividends	Distributions						net assets		net assets		investment		assets without
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		without fee waivers		income(loss)		fee waivers
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		and/or expenses		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period(f)	return		(000s omitted)	absorbed		absorbed		net assets		absorbed		turnover(d)

Class A
Year ended 08/31/11	$8.74	$(0.11)	$1.93	$1.82	$—	$—	$—	$10.56	20.82	%(b)	$820,988	1.38	%(c)	1.42	%(c)	(1.01	)%(c)	(1.05	)%(c)	114%
Five months ended 08/31/10	9.62	(0.04)	(0.84)	(0.88)	—	—	—	8.74	(9.15	)(b)	691,456	1.34	(m)	1.34	(m)	(1.04	)(m)	(1.04	)(m)	63
Year ended 03/31/10	6.93	(0.09)	2.78	2.69	—	—	—	9.62	38.82	(e)	748,998	1.39		1.39		(1.04)		(1.04)		234
Year ended 03/31/09	10.15	(0.09)	(3.13)	(3.22)	—	—	—	6.93	(31.72	)(e)	402,611	1.40		1.40		(1.00)		(1.00)		219
Year ended 03/31/08	10.70	(0.10)	0.29	0.19	—	(0.74)	(0.74)	10.15	0.79	(e)	317,560	1.38		1.38		(0.92)		(0.92)		194
Year ended 03/31/07	10.80	(0.09)	(0.01)	(0.10)	—	—	—	10.70	(0.83	)(e)	226,581	1.47		1.47		(0.92)		(0.92)		321

Class B
Year ended 08/31/11	8.18	(0.11)	1.82	1.71	—	—	—	9.89	20.90	(b)(h)	16,910	1.40	(c)(h)	1.44	(c)(h)	(1.03	)(c)(h)	(1.07	)(c)(h)	114
Five months ended 08/31/10	9.03	(0.05)	(0.80)	(0.85)	—	—	—	8.18	(9.41	)(b)(h)	19,249	1.63	(h)(m)	1.63	(h)(m)	(1.33	)(h)(m)	(1.33	)(h)(m)	63
Year ended 03/31/10	6.51	(0.09)	2.61	2.52	—	—	—	9.03	38.71	(g)(i)	23,169	1.53	(i)	1.53	(i)	(1.19	)(i)	(1.19	)(i)	234
Year ended 03/31/09	9.59	(0.14)	(2.94)	(3.08)	—	—	—	6.51	(32.12	)(g)(i)	22,044	2.04	(i)	2.04	(i)	(1.65	)(i)	(1.65	)(i)	219
Year ended 03/31/08	10.22	(0.18)	0.29	0.11	—	(0.74)	(0.74)	9.59	0.03	(g)	42,722	2.14		2.14		(1.68)		(1.68)		194
Year ended 03/31/07	10.39	(0.16)	(0.01)	(0.17)	—	—	—	10.22	(1.64	)(g)	50,593	2.22		2.22		(1.68)		(1.68)		321

Class C
Year ended 08/31/11	8.10	(0.17)	1.80	1.63	—	—	—	9.73	20.12	(b)(l)	51,212	2.06	(c)(l)	2.10	(c)(l)	(1.69	)(c)(l)	(1.73	)(c)(l)	114
Five months ended 08/31/10	8.95	(0.07)	(0.78)	(0.85)	—	—	—	8.10	(9.50	)(b)	53,673	2.09	(m)	2.09	(m)	(1.79	)(m)	(1.79	)(m)	63
Year ended 03/31/10	6.50	(0.14)	2.59	2.45	—	—	—	8.95	37.69	(j)	62,523	2.14		2.14		(1.79)		(1.79)		234
Year ended 03/31/09	9.58	(0.14)	(2.94)	(3.08)	—	—	—	6.50	(32.15	)(j)	39,064	2.14		2.14		(1.75)		(1.75)		219
Year ended 03/31/08	10.21	(0.18)	0.29	0.11	—	(0.74)	(0.74)	9.58	0.03	(j)	42,395	2.14		2.14		(1.67)		(1.67)		194
Year ended 03/31/07	10.38	(0.16)	(0.01)	(0.17)	—	—	—	10.21	(1.64	)(j)	31,672	2.22		2.22		(1.68)		(1.68)		321

Class Yˆ
Year ended 08/31/11	8.84	(0.09)	1.97	1.88	—	—	—	10.72	21.27	(b)	233,467	1.13	(c)	1.17	(c)	(0.76	)(c)	(0.80	)(c)	114
Five months ended 08/31/10	9.73	(0.03)	(0.86)	(0.89)	—	—	—	8.84	(9.15	)(b)	199,603	1.09	(m)	1.09	(m)	(0.80	)(m)	(0.80	)(m)	63
Year ended 03/31/10	6.99	(0.06)	2.80	2.74	—	—	—	9.73	39.20	(k)	267,593	1.14		1.14		(0.76)		(0.76)		234
Year ended 03/31/09	10.20	(0.07)	(3.14)	(3.21)	—	—	—	6.99	(31.47	)(k)	91,594	1.15		1.15		(0.75)		(0.75)		219
Year ended 03/31/08	10.74	(0.07)	0.27	0.20	—	(0.74)	(0.74)	10.20	0.88	(k)	81,038	1.14		1.14		(0.63)		(0.63)		194
Year ended 03/31/07	10.80	(0.07)	0.01	(0.06)	—	—	—	10.74	(0.56	)(k)	15,477	1.22		1.22		(0.67)		(0.67)		321

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $894,031, $21,614, $61,228, and $277,153 for Class A, Class B, Class C, and Class Y Class shares, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.27% and 0.54% for the year ended August 31, 2011 and the five months ended August 31, 2010, respectively.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fess of less than 1%.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% for the year ended August 31, 2011.
(m)	Ratios are annualized.
ˆ	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y Shares.

8        Invesco Van Kampen Small Cap Growth Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are not permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally available only to employee benefit plans
■ Generally available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund - Annual Fund Operating Expenses” section of the prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■ Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■ Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are not permitted);

■ Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■ Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■ Class P shares: Invesco Summit Fund;

■ Class S shares: Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■ Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/11

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are not permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code (the Code); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investment trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
Class C shares of Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund

Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Pacific Growth Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

A-5        The Invesco Funds

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 219078,
Kansas City, MO 64121-9078.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

A-7        The Invesco Funds

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have

A-8        The Invesco Funds

the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, Y*

Class R	Class R

Class R5	Class R

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

A-9        The Invesco Funds

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and the Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an

A-10        The Invesco Funds

alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A-11        The Invesco Funds

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing

A-12        The Invesco Funds

time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2012) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

A-13        The Invesco Funds

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance

A-14        The Invesco Funds

company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Van Kampen Small Cap Growth Fund
SEC 1940 Act file number: 811-09913

invesco.com/us VK-SCG-PRO-1

Statement of Additional Information AIM Counselor Series Trust (Invesco Counselor Series Trust)	December 16, 2011
This Statement of Additional Information (the SAI) relates to each portfolio (each a Fund, collectively the Funds) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) listed below. Each Fund offers separate classes of shares as follows:

FUND Class:	A	B	C	R	Y	Investor	Institutional
Invesco Core Plus Bond Fund	ACPSX	CPBBX	CPCFX	CPBRX	CPBYX	N/A	CPIIX
Invesco Floating Rate Fund	AFRAX	N/A	AFRCX	AFRRX	AFRYX	N/A	AFRIX
Invesco Global Real Estate Income Fund*	ASRAX	SARBX	ASRCX	N/A	ASRYX	N/A	ASRIX
Invesco Structured Core Fund**	SCAUX	SBCUX	SCCUX	SCRUX	SCAYX	SCNUX	SCIUX

*	Formerly known as Invesco Select Real Estate Income Fund.

**	Effective March 1, 2012, Invesco Structured Core Fund will be known as Invesco U.S. Quantitative Core Fund.

Statement of Additional Information AIM Counselor Series Trust (Invesco Counselor Series Trust)	December 16, 2011
This SAI is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Funds listed below. Portions of each Fund’s financial statements are incorporated into this SAI by reference to such Fund’s most recent Annual Report to shareholders. You may obtain, without charge, a copy of any Prospectus and/or Annual Report for any Fund listed below from an authorized dealer or by writing to:
Invesco Investment Services, Inc.
P.O. Box 219078
Kansas City, MO 64121-9078
or by calling (800) 959-4246
or on the Internet: www.invesco.com/us
This SAI, dated December 16, 2011, relates to the Class A, Class B, Class C, Class R, Class Y and Investor Class shares (collectively, the “Retail Classes”) and Institutional Class, as applicable, of the following Prospectuses:

Fund	Retail Classes	Institutional Class
Invesco Core Plus Bond Fund	December 16, 2011	December 16, 2011
Invesco Floating Rate Fund	December 16, 2011	December 16, 2011
Invesco Global Real Estate Income Fund	December 16, 2011	December 16, 2011
Invesco Structured Core Fund	December 16, 2011	December 16, 2011
The Trust has established other funds which are offered by separate prospectuses and a separate SAI.

STATEMENT OF ADDITIONAL INFORMATION

i

ii

GENERAL INFORMATION ABOUT THE TRUST
Fund History
     AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company. The Trust was originally organized as a Maryland corporation on April 24, 2000 and re-organized as a Delaware Statutory Trust on July 29, 2003. Under the Trust’s Agreement and Declaration of Trust, as amended, (the Trust Agreement), the Board of Trustees of the Trust (the Board) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.
Shares of Beneficial Interest
     Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances, subject in certain circumstances to a contingent deferred sales charge or redemption fee.
     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust’s books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund subject to oversight by the Board, primarily on the basis of relative net assets, or other relevant factors.
     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.
     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.
     The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or class will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.
     Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class’s distribution plan.
     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, certain Invesco Funds’ Agreement and Declaration of Trust/distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

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     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Advisers, Inc. (the Adviser or Invesco). When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that when shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of fewer than 50% of the shares voting for the election of trustees will not be able to elect any trustees.
     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.
     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust (Disabling Conduct). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.
     Share Certificates. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

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DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
Classification
     The Trust is an open-end management investment company. Each of the Funds except Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund is “diversified” for purposes of the 1940 Act. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund are “non-diversified” for purposes of the 1940 Act, which means these Funds can invest a greater percentage of their assets in any one issuer than a diversified fund can.
Investment Strategies and Risk
     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco and/or the Sub-Advisers (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund’s Prospectus. Where a particular type of security or investment technique is not discussed in a Fund’s Prospectus, that security or investment technique is not a principal investment strategy.
     Unless otherwise indicated, a Fund may invest in all of the following types of investments. Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund might not invest in all of these types of securities or use all of these techniques at any one time. Invesco and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective(s), policies and restrictions described in that Fund’s Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.
     The Funds’ investment objectives, policies, strategies and practices described below are non-fundamental and may be changed without approval of the holders of the Funds’ voting securities unless otherwise indicated.
Equity Investments
     Each Fund (except for Invesco Floating Rate Fund) may invest in the Equity Investments described below:
     Common Stock. Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company. Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings. A Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock and general creditors take precedence over the claims of those who own common stock.
     The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

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     Preferred Stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
     Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.
     Convertible Securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.
     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if

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the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.
     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
     While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.
     Alternative Entity Securities. The Funds may invest in alternative entity securities which are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.
Foreign Investments
     Foreign Securities. Each Fund may invest in foreign securities.

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     Invesco Core Plus Bond Fund may invest up to 30% of its total assets in foreign debt securities, all of which may be in emerging market debt securities and up to 20% of which may be denominated in non-US dollars. Invesco Global Real Estate Income Fund may invest a significant amount of its total assets in foreign securities. Invesco Structured Core Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the U.S., and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers (foreign securities). Invesco Global Real Estate Income Fund and Invesco Structured Core Fund include securities in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers when determining foreign securities limits. ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs or EDRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs or EDRs that are “sponsored” means that the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR or EDR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.
     Foreign debt securities include corporate debt securities of foreign issuers, certain foreign bank obligations (see Bank Instruments) and U.S. dollar or foreign currency denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities (see Foreign Government Obligations), international agencies and supranational entities.

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     The Funds consider various factors when determining whether a company is in a particular country, including whether (1) it is organized under the laws of a country; (2) it has a principal office in a country; (3) it derives 50% or more of its total revenues from businesses in a country; and/or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a particular country.
     Investments by a Fund in foreign securities, including ADRs and EDRs, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below in addition to those accompanying an investment in issuers in the U.S.
     Currency Risk. The value in U.S. Dollars of the Fund’s non-dollar denominated foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.
     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.
     Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds’ shareholders.
     There is generally less government supervision and regulation of securities exchanges, brokers, dealers, and listed companies in foreign countries than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets may also have different clearance and settlement procedures. If a Fund experiences settlement problems it may result in temporary periods when a portion of the Fund’s assets are uninvested and could cause the Fund to miss attractive investment opportunities or a potential liability to the Fund arising out of the Fund’s inability to fulfill a contract to sell such securities.
     Market Risk. Investing in foreign markets generally involves certain risks not typically associated with investing in the United States. The securities markets in many foreign countries will have substantially less trading volume than the United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Obtaining and/or enforcing judgments in foreign countries may be more difficult, which may make it more difficult to enforce contractual obligations. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may also be associated with the maintenance of assets in foreign jurisdictions. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

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     Risks of Developing Countries. Each Fund (except Invesco Floating Rate Fund) may invest in securities of companies located in developing countries; however, Invesco Core Plus Bond Fund may invest up to 30% of its total assets and Invesco Global Real Estate Income Fund may invest up to 20% of its total assets in securities of companies located in developing countries. The Funds consider developing countries to be those countries that are not included in the MSCI World Index.
     Investments in developing countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:
i.	Restriction, to varying degrees, on foreign investment in stocks;
ii.	Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;
iii.	Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;
iv.	Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing countries;
v.	Many of the developing countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and
vi.	There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.
     Foreign Government Obligations. Each Fund (except for Invesco Floating Rate Fund) may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under Foreign Securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds”.
     Foreign Exchange Transactions. Each Fund (except for Invesco Floating Rate Fund) that may invest in foreign currency-denominated securities has the authority to purchase and sell foreign currency options, foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (i.e., for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (referred to also as forward contracts; see also Forward Currency Contracts). Because forward contracts are privately negotiated transactions, there can be no assurance that a counterparty will honor its obligations.
     The Funds will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion. In addition, dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies in the spot and forward markets.

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     A Fund will generally engage in these transactions in order to complete a purchase or sale of foreign currency denominated securities The Funds may also use foreign currency options and forward contracts to increase or reduce exposure to a foreign currency or to shift exposure from one foreign currency to another in a cross currency hedge. Forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies; however, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Certain Funds may also engage in foreign exchange transactions, such as forward contracts, for non-hedging purposes to enhance returns. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation of a sufficient amount of liquid assets.
     The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in connection with currency futures or forward contracts. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The uses and risks of currency futures are similar to those of futures relating to securities or indices (see also Futures and Options). Currency futures values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund’s investments.
     Whether or not any hedging strategy will be successful is highly uncertain, and use of hedging strategies may leave a Fund in a less advantageous position than if a hedge had not been established. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Invesco’s or the Sub-Advisers’ predictions regarding the movement of foreign currency or securities markets prove inaccurate.
     Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Foreign exchange transactions may involve some of the risks of investments in foreign securities. For a discussion of tax considerations relating to foreign currency transactions, see “Dividends, Distributions, and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Foreign Currency Transactions.”
     Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers. Invesco Floating Rate Fund may invest in floating rate loans and floating rate debt securities that are made to non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit quality standards established by Invesco and the Sub-Advisers for U.S. borrowers. The Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swaps.
Exchange-Traded Funds
     Exchange-Traded Funds. Each Fund may purchase shares of exchange-traded funds (ETFs). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.” ETFs have management fees, which increase their

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cost. The Fund may invest in exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares). Invesco, the Sub-Advisers and PowerShares are affiliates of each other as they are all indirect wholly-owned subsidiaries of Invesco Ltd.
     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.
     Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Debt Investments
     U.S. Government Obligations. Each Fund may invest in U.S. Government obligations, which include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations.
     U.S. Government Obligations may be, (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, a Portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government. For example, while the U.S. Government has recently provided financial support to Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of Fannie Mae, Freddie Mac and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest.
     Temporary Investments. Each Fund may invest a portion of its assets in affiliated money market funds or in the types of money market instruments in which those Funds would invest or other short-term U.S. government securities for cash management purposes. The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, the Fund may not achieve its investment objective.

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     Mortgage-Backed and Asset-Backed Securities. Each Fund (except for Invesco Floating Rate Fund) may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (GNMA) and government-related organizations such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) , as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
     In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.
     In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

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     Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
     Asset-Backed Securities. Invesco Core Plus Bond Fund and Invesco Global Real Estate Income Fund may invest in asset-backed securities. Asset-backed securities are interests in pooled mortgages, loans, receivables, or other assets. Payments of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.
     Collateralized Mortgage Obligations (CMOs). Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
     CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
     In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current

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interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds’ diversification tests.
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
     Classes of CMOs may also include interest only (IOs) and principal only (POs). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.
     CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and a Fund may not receive all or part of its principal. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
     Collateralized Debt Obligations (CDOs). Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If

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any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.
     Invesco Global Real Estate Income Fund does not intend, at this time, to invest in non-investment grade CDOs.
     Credit Linked Notes (CLNs). Invesco Core Plus Bond Fund and Invesco Floating Rate Fund may invest in CLNs.
     A credit-linked note (CLN) is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. If a CLN is issued by a special purpose vehicle, the special purpose vehicle will typically be collateralized by AAA-rated securities. The performance and payment of principal and interest is tied to that of a reference obligation which may be a particular security, basket of securities, credit default swap, basket of credit default swaps, or index. The reference obligation may be denominated in foreign currency. As such, risks of CLN’s include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a CLN created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a CLN bears counterparty risk or the risk that the issuer of the CLN will default or become bankrupt and not make timely payment of principal and interest of the structured security.
     Collateralized Loan Obligations (“CLOs”). Invesco Floating Rate Fund may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
     Bank Instruments. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may invest in bank instruments. Bank instruments are unsecured interest bearing bank deposits. Bank instruments include, but are not limited to, certificates of deposits, time deposits, and banker’s acceptances from U.S. or foreign banks as well as Eurodollar certificates of deposit (Eurodollar CDs) and Eurodollar time deposits (Eurodollar time deposits) of foreign branches of domestic banks. Some certificates of deposit is a negotiable interest-bearing instrument with a specific maturity issued by banks and savings and loan institutions in exchange for the deposit of funds, and can typically be traded in the secondary market prior to maturity. Other certificates of deposit, like time deposits, are non-negotiable receipts issued by a bank in exchange for the deposit of funds which earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A banker’s acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.
     An investment in Eurodollar CDs or Eurodollar time deposits may involve some of the same risks that are described for Foreign Securities.

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     Commercial Instruments. Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars or foreign currencies.
     Commercial instruments are a type of instrument issued by large banks and corporations to raise money to meet their short term debt obligations, and are only backed by the issuing bank or corporation’s promise to pay the face amount on the maturity date specified on the note. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Funds. The interest rate on a master note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities. Commercial instruments may not be registered with the U.S. Securities and Exchange Commission.
     Synthetic Municipal Instruments. Invesco Core Plus Bond and Invesco Global Real Estate Income Fund may invest in synthetic municipal instruments, the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A “tender option bond” provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “variable rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.
     Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

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     Municipal Securities. Invesco Core Plus Bond and Invesco Global Real Estate Income Fund may invest in Municipal Securities. “Municipal Securities” include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.
     The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (AMT) liability and may have other collateral federal income tax consequences. There is a risk that some or all of the interest received by the Fund from tax-exempt Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service (IRS). See “Dividends, Distributions and Tax Matters — Tax Matters.”
     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.
     Municipal Securities also include the following securities:
•	Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.
•	Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.
•	Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.
•	Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.
     The Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

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     After purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody’s Investors Service, Inc. (Moody’s) or Standard and Poor’s Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.
     Since the Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.
     The Fund may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.
     The Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.
     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.
     Municipal Lease Obligations. Invesco Core Plus Bond Fund and Invesco Global Real Estate Income Fund may invest in municipal lease obligations by purchasing such obligations directly or through participation interests.
     Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.
     Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities and the risks of holding illiquid securities.

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     Investment Grade Debt Obligations. Each Fund (except for Invesco Floating Rate Fund) may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Debt obligations include, among others, bonds, notes, debentures and variable rate demand notes.
     These obligations must meet minimum ratings criteria set forth for the Fund or, if unrated, be of comparable quality. Bonds rated Baa3 or higher by Moody’s Investors Service and/or BBB or higher by Standard & Poors or Fitch Ratings, Ltd are typically considered investment grade debt obligations. The description of debt securities ratings may be found in Appendix A.
     In choosing corporate debt securities on behalf of a Fund, portfolio managers may consider:
(i)	general economic and financial conditions;
(ii)	the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and,
(iii)	other considerations deemed appropriate.
     Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.
     Non-Investment Grade Debt Obligations (Junk Bonds). Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds.
     Bonds rated Ba or below by Moody’s Investors Service and/or BB or below by Standard & Poors or Fitch Ratings, Ltd are typically considered non- investment grade or “junk bonds.” Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of the Fund’s adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds. Description of debt securities ratings are found in Appendix A.
     The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds. Issuers of junk bonds are often issued by smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them. Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and a Fund may have difficulty selling certain junk bonds at the desired time and price. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could cause large fluctuations in the net asset value of that Fund’s shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.
     Loans, Loan Participations and Assignments. Invesco Core Plus Bond Fund may invest, subject to an overall 15% limit on loans, in loan participations or assignments.

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     Loans and loan participations are interests are interests in amounts owed by a corporate, governmental or other borrowers to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
     When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.
     Investments in loans, loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. The Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan ay a price that is acceptable or to even obtain pricing information. In addition, some loans, loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
     Structured Notes and Indexed Securities. Each Fund (except for Invesco Floating Rate Fund) may invest in structured notes or other indexed securities.
     Structured notes are derivative debt instruments in which the interest rate or principal are determined by an unrelated indicator or “reference instrument” such as an index, currency, commodity or security. Structured notes may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument. Alternatively, structured notes may be negatively indexed (i.e., their principal value or interest rates may decrease if the underlying reference instrument appreciates).
     Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.

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     Floating Rate Corporate Loans and Corporate Debt Securities. Invesco Floating Rate Fund may invest in floating rate corporate loans and corporate debt securities. Floating rate loans consist generally of obligations of companies and other entities (collectively, borrower) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.
     Floating rate loans may include both term loans, which are generally fully funded at the time of the Fund’s investment, and revolving loans, which may require the Fund to make additional investments in the loans as required under the terms of the loan agreement. A revolving credit loan agreement may require the Fund to increase its investment in a loan at a time when the Fund might not otherwise have done so, even if the borrower’s condition makes it unlikely that the loan will be repaid.
     A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement. Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.
     Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in floating rate loans only through assignments or participations.
     A participation interest represents a fractional interest in a floating rate loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default.
     The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. The Fund will invest in participation interests only if, at the time of investment, the outstanding debt obligations of the agent bank and any lenders or participants interposed between the borrower and the Fund are investment grade, i.e. rated BBB, A-3 or higher by Standard & Poor’s (S&P) or Baa, P-3 or higher by Moody’s Investor Service, Inc. (Moody’s), or if unrated, deemed by Invesco and/or the Sub-Advisers to be of comparable quality. A description of S&P’s and Moody’s ratings is included as Appendix A. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the floating rate loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.
     Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.
     Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets. Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

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     The floating rate loans and debt securities in which the Fund invests will, in most instances, be secured and senior to other indebtedness of the borrower. Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by Invesco and/or the Sub-Advisers. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. Up to 20% of the Fund’s assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.
     Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or voidable, the Fund may not recover the full amount of principal and interest that is due.
     A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.
     Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees. When the Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.
     It is expected that the majority of floating rate loans and debt securities will have stated maturities of three to ten years. However, because floating rate loans and debt securities are frequently prepaid, it is expected that the average maturity will be three to five years. The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower’s election, may be affected by general business conditions, the borrower’s financial condition and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments may result in the Fund’s investing in floating rate loans and debt securities with lower yields.
     Investments in loans, loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. The Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan ay a price that is acceptable or to even obtain pricing information. In addition, some loans, loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

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Other Investments
     Real Estate Investment Trusts (REITs). Invesco Core Plus Bond Fund and Invesco Structured Core Fund may invest up to 15% of its total assets in equity interests and/or debt obligations issued by REITs. Invesco Global Real Estate Income Fund may invest all of its total assets in equity securities (common stock, preferred stock and convertible preferred stock) and /or debt securities and convertible debt securities issued by REITs.
     REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.
     Investments in REITS may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.
     In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.
     Other Investment Companies. Each Fund may purchase shares of other investment companies, including exchange-traded funds. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, under certain conditions, a Fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. In addition, these restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco or an affiliate of Invesco as an investment adviser (the Affiliated Money Market Funds).
     When a Fund purchases shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
     Defaulted Securities. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may invest in defaulted securities.

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     Defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in defaulted securities, the Fund may be required to participate in legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities. This could increase the Fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco and/or the Sub-Advisers determines that such defaulted securities are liquid under guidelines adopted by the Board.
     Variable or Floating Rate Instruments. Invesco Core Plus Bond Fund and Invesco Global Real Estate Income Fund may invest in variable or floating rate instruments.
     Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation. The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable rating standards of the Funds. The Fund’s adviser, or Sub-adviser, as applicable, may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.
     Zero-Coupon and Pay-in-Kind Securities. Invesco Core Plus Bond Fund and Invesco Global Real Estate Income Fund may invest in zero-coupon or pay-in-kind securities.
     Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero-coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Investors may purchase zero coupon and pay in kind securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.

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     Participation Notes. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may invest in participation notes. Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign company or foreign securities market that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities market that they seek to replicate. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.
     Structured Notes and Indexed Securities. Invesco Floating Rate Fund may invest in structured notes or other indexed securities.
     Structured notes are derivative debt instruments in which the interest rate or principal are determined by an unrelated indicator or “reference instrument” such as an index, currency, commodity or security. Structured notes may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument. Alternatively, structured notes may be negatively indexed (i.e., their principal value or interest rates may decrease if the underlying reference instrument appreciates). Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.
Investment Techniques
     Forward Commitments, When-Issued and Delayed Delivery Securities. Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis.
     Forward commitments, when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield. Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made. Typically, no interest accrues to the purchaser until the security is delivered. Forward commitments also include “To be announced” (TBA) mortgage backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. A Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Although a Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed

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delivery basis, a Fund may sell these securities or its commitment before the settlement date if deemed advisable.
     When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose a Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.
     Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional forward, when-issued or delayed delivery commitments will be made by a Fund if, as a result, more than 25% of the Fund’s total assets would become so committed. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement.
     Short Sales. The Funds (except for Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund) do not currently intend to engage in short sales other than short sales against the box. A Fund, except for Invesco Global Real Estate Income Fund, will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund’s total assets. Invesco Global Real Estate Income Fund will not sell a security short, if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the Fund’s total assets. This limitation does not apply to short sales against the box.
     A short sale involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker. The Fund normally closes a short sale by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. A short sale is typically effected when the Fund’s adviser believes that the price of a particular security will decline. Open short positions using futures or forward currency contracts are not deemed to constitute selling securities short.
     To secure its obligation to deliver the securities sold short to the broker, a Fund will be required to deposit cash or liquid securities with the broker. In addition, the Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, the Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, a Fund will set aside an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked to market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale. Short sale transactions covered in this manner are not considered senior securities and are not subject to the Fund’s fundamental investment limitations on senior securities and borrowings.

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     Short positions create a risk that a Fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Because the Fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the Fund resulting from the short sale will be decreased, and the amount of any ultimate gain or loss will be decreased or increased, respectively, by the amount of such expenses.
     The Fund may also enter into short sales against the box. Short sales against the box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
     Invesco Global Real Estate Income Fund is permitted and intends from time to time to effect short sales that are not “against the box.” In a short sale that is not “against the box”, Invesco Global Real Estate Income Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, Invesco Global Real Estate Income Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Funds may lose on a short sale. In a short sale that is not “against the box”, Invesco Global Real Estate Income Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.
     Invesco Global Real Estate Income Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not “against the box” differ from those that could arise from a cash investment in a security in that losses from short sales that are not “against the box” may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund’s investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.
     Short sales against the box result in a “constructive sale” and require a Fund to recognize any taxable gain unless an exception to the constructive sale applies. See “Dividends, Distributions and Tax Matters — Tax Matters-Tax Treatment of Portfolio Transactions — Options, futures, forward contracts, swap agreements and hedging transactions.”

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     Margin Transactions. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.
     Interfund Loans. The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes. The Invesco Funds’ interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan will generally only occur if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions; (2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan). A Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one day’s notice and may be repaid on any day.
     Borrowing. The Funds may borrow money to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. Invesco Core Plus Bond Fund and Invesco Floating Rate Fund may also borrow money to purchase additional securities when Invesco or the Sub-Advisor deems it advantageous to do so. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.
     If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. Invesco and the Sub-Advisors believe that, in the event of abnormally heavy redemption requests, a Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.
     The ability of Invesco Core Plus Bond Fund and Invesco Floating Rate Fund to borrow money to purchase additional securities gives these Funds greater flexibility to purchase securities for investment or tax reasons and not to be dependent on cash flows. To the extent borrowing costs exceed the return on the additional investments the return realized by the Fund’s shareholders will be adversely affected. The Fund’s borrowing to purchase additional securities creates an opportunity for a greater total return to the Fund, but, at the same time, increases exposure to losses. The Fund’s willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, including investment outlook, market conditions and interest rates. Successful use of borrowed money to purchase additional investments depends on Invesco’s or the Sub-Advisor’s ability to predict correctly interest rates and market movements; such a strategy may not be successful during any period in which it is employed.
     The Funds may borrow from a bank, broker-dealer, or an Invesco Fund. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets or when any borrowings from an Invesco Fund are outstanding.

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     Invesco Floating Rate Fund has entered into a committed, unsecured line of credit with a bank in the maximum aggregate principal amount of $150 million.
     Lending Portfolio Securities. Each Fund may each lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that Invesco has determined are in good standing and when, in Invesco’s judgment, the income earned would justify the risks.
     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.
     If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.
     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.
     For a discussion of tax considerations relating to lending portfolio securities, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions - Securities Lending.”
     Repurchase Agreements. Each Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund’s holding period. A Fund may enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.
     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

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     The Funds may invest their cash balances in joint accounts with other Invesco Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.
     Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid.
     Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the price at which they are valued. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) over-the-counter (OTC) options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act); and (7) securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act or otherwise restricted under the federal securities laws.
     Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. A Fund’s difficulty valuing and selling illiquid securities may result in a loss or be costly to the Fund.
     If a substantial market develops for a restricted security or other illiquid investment held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. While Invesco monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for Invesco’s liquidity determinations. Invesco considers various factors when determining whether a security is liquid, including the frequency of trades, availability of quotations and number of dealers or qualified institutional buyers in the market.
     Reverse Repurchase Agreements. Invesco Core Plus Bond Fund and Invesco Global Real Estate Income Fund may engage in reverse repurchase agreements.
     Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

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     Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act
     Mortgage Dollar Rolls. Each Fund may engage in mortgage dollar rolls (a dollar roll).
     A dollar roll is a type of transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase a Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.
     Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund under the 1940 Act. At the time a Fund enters into a dollar roll transaction, a sufficient amount of assets held by the Fund will segregated to meet the forward commitment.
     Unless the benefits of the sale exceed the income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of dollar rolls. The benefits of dollar rolls may depend upon the Adviser or Sub-Adviser’s ability to predict mortgage repayments and interest rates. There is no assurance that dollar rolls can be successfully employed.

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Derivatives
     A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices, referred to as an “underlying reference.” These underlying references may include commodities, stocks, bonds, interest rates, currency exchange rates or related indices. Derivatives include swaps, options, warrants, futures and forward currency contract. Some derivatives, such as futures and certain options, are traded on U.S. commodity or securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the OTC market.
     Derivatives may be used for “hedging,” which means that they may be used when the portfolio manager seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivatives may also be used when the portfolio manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the characteristics of the Fund’s portfolio investments, for example, duration, and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the portfolio manager’s ability to predict and understand relevant market movements.
     Because certain derivatives involve leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund to earmark assets to reduce the risks associated with derivatives or to otherwise hold instruments that offset the Fund’s obligations under the derivatives instrument. This process is known as “cover.” A Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, If SEC guidance so requires, a Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance . If a large portion of a Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment.
     General risks associated with derivatives:
     The use by the Funds of derivatives may involve certain risks, as described below.
     Counterparty Risk: OTC derivatives are generally governed by a single master agreement for each counterparty. Counterparty Risk refers to the risk that the counterparty under the agreement will not live up to its obligations. An agreement may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation. As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations on specific transactions , in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty. The Fund will not enter into a derivative transaction with any counterparty that Invesco and/or the Sub-Advisers believe does not have the financial resources to honor its obligations under the

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transaction. Invesco monitors the financial stability of counterparties. Where the obligations of the counterparty are guaranteed, Invesco monitors the financial stability of the guarantor instead of the counterparty.
     A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into.
     Leverage Risk: Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction. A Fund mitigates leverage by segregating or earmarking assets or otherwise covers transactions that may give rise to leverage.
     Liquidity Risk: The risk that a particular derivative is difficult to sell or liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.
     Pricing Risk: The risk that the value of a particular derivative does not move in tandem or as otherwise expected relative to the corresponding underlying instruments.
     Regulatory Risk: The risk that a change in laws or regulations will materially impact a security or market.
     Tax Risks: For a discussion of the tax considerations relating to derivative transactions, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions.”
     General risks of hedging strategies using derivatives:
     The use by the Funds of hedging strategies involves special considerations and risks, as described below.
     Successful use of hedging transactions depends upon Invesco’s and the Sub-Advisers’ ability to predict correctly the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco and the Sub-Advisers are experienced in the use of derivatives for hedging, there can be no assurance that any particular hedging strategy will succeed.
     In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument used for hedging and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.
     Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.
     Types of derivatives:
     Swap Agreements. Invesco Core Plus Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may enter into swap agreements.
     Generally, swap agreements are contracts between a Fund and a brokerage firm, bank, or other financial institution (the counterparty) for periods ranging from a few days to multiple years. In a basic

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swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) earned or realized on a particular asset such as an equity or debt security, commodity, currency or interest rate, calculated with respect to a “notional amount.” The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index. In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.
     Numerous proposals have been made by various regulatory entities and rulemaking bodies to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.
     Commonly used swap agreements include:
     Credit Default Swaps (CDS): Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may enter into CDS. An agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. A Fund may enter into CDS to create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.
     A Fund may buy a CDS (buy credit protection). In this transaction the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs for the Reference Obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.
     Alternatively, a Fund may sell a CDS (sell credit protection). In this transaction the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Fund and deliver the Reference Obligation to the Fund. In return, the Fund would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

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     Credit Default Index (CDX). A CDX is an index of CDS. CDX allow an investor to manage credit risk or to take a position on a basket of credit entities (such as CDS or CMBS) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis. A Commercial Mortgage-Backed Index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities (See “Debt Instruments — Mortgage-Backed and Asset-Backed Securities”) rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default CMBX involves a pay-as-you-go (PAUG) settlement process designed to capture non-default events that affect the cash flow of the reference obligation. PAUG involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.
     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.
     Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B agrees to pay Party A a variable interest rate.
     Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.
     Bundled Securities. In lieu of investing directly in securities Invesco Floating Rate Fund may from time to time invest in Targeted Return Index Securities Trusts (TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as “Bundled Securities”. Bundled Securities are typically represented by certificates and the Fund will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust. The Fund will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves. TRAINs and other trust certificates are generally not registered under the Securities and Exchange Act of 1933 (the “1933 Act”) or the 1940 Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.
     Options. Each Fund may invest in options.
     An option is a contract that gives the purchaser of the option , in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or in the case of an index option the cash value of the index ). Options on a CDS or a Futures Contract (defined below) give the purchaser the right to enter into a CDS or assume a position in a Futures Contract .
     The Funds may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure (or leverage), which may result in a Fund’s net asset value being more sensitive to changes in the value of the option.

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     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.
     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options would exceed 20% of the Fund’s total assets. A Fund will not purchase options if, immediately after such purchase, the aggregate premiums paid for outstanding options would exceed 5% of the Fund’s total assets.
     A Fund may effectively terminate its right or obligation under an option by entering into an offsetting closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
     Options may be either listed on an exchange or traded in OTC markets. Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time ; therefore the Fund may be required to treat some or all OTC options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
     Types of Options:
     Put Options on Securities: A put option gives the purchaser the right to sell, to the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option for American style options or on a specified date for European style options, regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency for the exercise price.
     Call Options on Securities: A call option gives the purchaser the right to buy, from the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option for the exercise price.
     Index Options: Index options (or options on securities indices) give the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.

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     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears the risk that the value of the securities held will not be perfectly correlated with the value of the index.
     CDS Option: A CDS option transaction gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.
     Options on Futures Contracts: Options on Futures Contracts give the holder the right to assume a position in a Futures Contract (to buy the Futures Contract if the option is a call and to sell the Futures Contract if the option is a put) at a specified exercise price at any time during the period of the option.
     Option Techniques
     Writing Options. A Fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, the Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the Fund of exercise at any time prior to the expiration of the option (for American style options). In general, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.
     A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.
     In return for the premium received for writing a call option on a security the Fund holds, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.
     If an option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency, held by the Fund during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.
     Purchasing Options. A Fund may only purchase a put option on an underlying security, contract or currency owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency held by the Fund; or purchase put options on underlying securities, contracts or currencies against which it has written other put options. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

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     A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio, or on underlying securities, contracts or currencies against which it has written other call options. The Fund is not required to own the underlying security in order to purchase a call option. If the Fund does not own the underlying position, the purchase of a call option would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds a call option, rather than the underlying security, contract or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.
     Straddles/Spreads/Collars. Each Fund (except for Invesco Floating Rate Fund) may purchase straddles/spreads/collars.
     Spread and straddle options transactions. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.
     Option Collars. A Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.
     Warrants. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may purchase warrants.
     A warrant gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to a call option. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. Young, unseasoned companies often issue warrants to finance their operations.
     Futures Contracts. Each Fund may purchase future contacts.
     A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of certain futures such as an index future or Eurodollar Future) for a specified price at a designated date, time and place (collectively, Futures Contracts). A “sale” of a Futures Contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A “purchase” of a Futures Contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

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     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission (CFTC). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.
     Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. “Margin” for a Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered (initial margin) is intended to ensure the Fund’s performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.
     Subsequent payments, called “variation margin,” received from or paid to the futures commission merchant through which a Fund enters into the Futures Contract will be made on a daily basis as the futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market. When the Futures Contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the futures commission merchant along with any amount in excess of the margin amount; if the Fund has a loss of less than the margin amount, the difference is returned to the Fund; or if the Fund has a gain, the margin amount is paid to the Fund and the futures commission merchant pays the Fund any excess gain over the margin amount.
     Closing out an open Futures Contract is affected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.
     In addition, if a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.
     Types of Futures Contracts:
     Currency Futures: A currency Futures Contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency Futures Contracts may be highly volatile and thus result in substantial gains or losses to the Fund.
     Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

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     Interest Rate Futures: An interest-rate Futures Contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate Futures Contracts are U.S. Treasury futures and Eurodollar Futures Contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (Libor) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.
     Security Futures: A security Futures Contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.
     Options on Futures Contracts. Invesco Floating Rate Fund may engage in options on futures contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.
     Pursuant to federal securities laws and regulations, the Fund’s use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section “Cover.”
     Forward Currency Contracts. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluxations in exchange rates.
     A forward currency contract is an over the counter contract between two parties to buy or sell a particular currency at a specified price at a future date. The parties may exchange currency at the maturity of the forward currency contract, or if the parties agree prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting amount of currency. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges.
     A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.
     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.
Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies.

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     The Funds will enter into Futures Contracts for hedging purposes only. For example, Futures Contracts may be sold to protect against a decline in the price of securities or currencies that the Fund owns, or purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Additionally, Futures Contracts may be used to hedge against certain portfolio risks such as interest rate risk, yield curve risk and currency exchange rates.
     Cover. Invesco Floating Rate Fund may engage in covers. Certain transactions including, but not limited to, credit default swaps, forward currency contracts, futures contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, forward currency contracts, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets. To the extent that a credit default swap, futures contract, forward currency contract or option is deemed to be illiquid, the assets used to cover the Fund’s obligation will also be treated as illiquid for purposes of determining the Fund’s maximum allowable investment in illiquid securities.
     To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the purchased option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.
     Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets. If a large portion of the Fund’s assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Fund Policies
     Fundamental Restrictions. Except as otherwise noted below, each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund’s outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.
     (1) The Fund (except for Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund) is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

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     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
     (4) The Fund (except for Invesco Global Real Estate Income Fund) will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
     Invesco Global Real Estate Income Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign companies principally engaged in the real estate industry and other real estate related investments. For purposes of the Fund’s fundamental restriction regarding industry concentration, companies principally engaged in the real estate industry shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry.
     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.
     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco and, when applicable, the Sub-Advisers must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

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     Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for any Fund without shareholder approval. The non-fundamental investment restrictions listed below apply to each of the Funds unless otherwise indicated.
     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund (except for Invesco Core Plus Bond Fund, Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund) will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.
     In complying with the fundamental restriction regarding issuer diversification, any Fund that invests in municipal securities will regard each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member as a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.
     (2) In complying with the fundamental restriction regarding industry concentration, the Fund (except for Invesco Global Real Estate Income Fund) may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. With respect to Invesco Floating Rate Fund, in complying with the fundamental restriction regarding industry concentration, with respect to issuers that are not in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.
     (3) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

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     The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Funds will interpret the fundamental restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Funds’ prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-,commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-,commodity-or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds’ prospectuses and herein.
     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an Invesco Fund, on such terms and conditions as the SEC may require in an exemptive order.
     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.
     (6) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
     (7) The following apply:
     (a) Invesco Core Plus Bond Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities.
     (b) Invesco Global Real Estate Income Fund invests, under normal circumstances, at least 80% of its assets in securities of issuers principally engaged in the real estate industry and other real-estate related investments.
     (c) Invesco Floating Rate Fund invests, under normal circumstances, at least 80% of its assets in senior secured floating rate loans and senior secured floating rate debt instruments made to or issued by borrowers (which may include U.S. and non-U.S. companies) that (i) have variable rates which adjust to a base rate, such as London Interbank Offered Rate (LIBOR), on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank.
     (d) Effective March 1, 2012, Invesco Structured Core Fund will change its name to Invesco U.S. Quantitative Core Fund. Also, effective March 1, 2012, Invesco U.S. Quantitative Core Fund (formerly known as Invesco Structured Core Fund) will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of U.S. issuers at the time of investment.
     For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

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Portfolio Turnover
     For the fiscal years, ended August 31, 2011 and 2010, the portfolio turnover rates for each Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in Invesco’s investment outlook.

Turnover Rates	2011	2010
Invesco Core Plus Bond Fund [1]	138%	78%
Invesco Floating Rate Fund	152%	106%
Invesco Global Real Estate Income Fund	101%	77%
Invesco Structured Core Fund	125%	71%
Policies and Procedures for Disclosure of Fund Holdings
     The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings (the Holdings Disclosure Policy). Invesco and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco and its affiliates may release information about portfolio securities in certain contexts are provided below.
     Public release of portfolio holdings. The Funds disclose the following portfolio holdings information on www.invesco.com/us 2:

	Approximate Date of	Information Remains
Information	Website Posting	Posted on Website
Top ten holdings as of month- end	15 days after month-end	Until replaced with the following month’s top ten holdings
Select holdings included in the Fund’s Quarterly Performance Update	29 days after calendar quarter-end	Until replaced with the following quarter’s Quarterly Performance Update
Complete portfolio holdings as of calendar quarter-end	30 days after calendar quarter-end	For one year
Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year
     These holdings are listed along with the percentage of the Fund’s net assets they represent. Generally, employees of Invesco and its affiliates may not disclose such portfolio holdings until one day after they have been posted on www.invesco.com/us. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

[1]	The variation in the portfolio turnover rate from 2010 to 2011 was a result of changes made to the portfolio following the acquisition of the assets of Invesco Core Bond Fund in June 2010.

[2]	To locate the Fund’s portfolio holdings go to http://www.invesco.com/us, click on the “Products” tab, then click on the “Mutual Funds” link, then select the Fund from the drop down menu and click on the “Overview” tab. A link to the Fund’s holdings is located under the heading “Top Ten Holdings” in the middle of the Web page.

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     Selective disclosure of portfolio holdings pursuant to non-disclosure agreement. Employees of Invesco and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the ICCC) of Invesco approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund’s shareholders. In making such determination, the ICCC will address any perceived conflicts of interest between shareholders of such Fund and Invesco or its affiliates as part of granting its approval.
     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Invesco Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco and the Invesco Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco or its affiliates brought to the Board’s attention by Invesco.
     Invesco discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Invesco Funds:
•	Attorneys and accountants;

•	Securities lending agents;

•	Lenders to the Invesco Funds;

•	Rating and rankings agencies;

•	Persons assisting in the voting of proxies;

•	Invesco Funds’ custodians;

•	The Invesco Funds’ transfer agent(s) (in the event of a redemption in kind);

•	Pricing services, market makers, or other persons who provide systems or software support in connection with Invesco Funds’ operations (to determine the price of securities held by an Invesco Fund);

•	Financial printers;

•	Brokers identified by the Invesco Funds’ portfolio management team who provide execution and research services to the team; and

•	Analysts hired to perform research and analysis to the Invesco Funds’ portfolio management team.
     In many cases, Invesco will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information (Non-disclosure Agreements). Please refer to Appendix B for a list of examples of persons to whom Invesco provides non-public portfolio holdings on an ongoing basis.
     Invesco will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco and its affiliates or the Funds.

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     The Holdings Disclosure Policy provides that Invesco will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco or one of its affiliates) for the selective disclosure of portfolio holdings information.
     Disclosure of certain portfolio holdings and related information without non-disclosure agreement. Invesco and its affiliates that provide services to the Funds, the Sub-Advisers and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.
     From time to time, employees of Invesco and its affiliates may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.
     From time to time, employees of Invesco and its affiliates also may provide oral or written information (portfolio commentary) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco may also provide oral or written information (statistical information) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.
     Disclosure of portfolio holdings by traders. Additionally, employees of Invesco and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. Invesco does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco believed was misusing the disclosed information.
     Disclosure of portfolio holdings of other Invesco-managed products. Invesco and its affiliates manage products sponsored by companies other than Invesco, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain Invesco Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco and its affiliates may disclose the portfolio holdings of their products at different times than Invesco discloses portfolio holdings for the Invesco Funds.

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     Invesco provides portfolio holdings information for portfolios of Invesco Variable Insurance Funds (the Insurance Funds) to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds (Insurance Companies). Invesco may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for Invesco’s disclosure of similar portfolio holdings information for other Invesco Funds on www.invesco.com/us. Invesco provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that Invesco discloses portfolio holdings information for the other Invesco Funds on its website. Invesco manages the Insurance Funds in a similar fashion to certain other Invesco Funds and thus the Insurance Funds and such other Invesco Funds have similar portfolio holdings. Invesco does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.
MANAGEMENT OF THE TRUST
Board of Trustees
     The Trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.
     Qualifications and Experience. In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experiences of each of the Trustees.
Interested Persons
     Martin L. Flanagan, Trustee
     Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco, Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco, Ltd.
     Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.
     Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Anderson & Co.
     Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business.
     The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.
     Philip A. Taylor, Trustee

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     Philip A. Taylor has been a member of the Board of the Invesco Funds and their predecessor funds since 2006. Mr. Taylor has been the head of Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.
     Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.
     Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.
     The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.
     Wayne W. Whalen, Trustee
     Wayne W. Whalen has been a member of the Board of Trustees since 2010.
     Mr. Whalen is Of Counsel, and prior to 2010, Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP.
     Mr. Whalen is a Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director or Trustee of investment companies in the Van Kampen Funds complex.
     The Board believes that Mr. Whalen’s experience as a law firm Partner and his experience as a director of investment companies benefits the Funds.
Independent Trustees
     David C. Arch, Trustee
     David C. Arch has been a member of the Board of Trustees since 2010.
     Currently, Mr. Arch is the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.
     The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.
     Bob R. Baker, Trustee
     Bob R. Baker has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1982.

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     Mr. Baker currently is Manager, USA Signs International LLC and China Consulting Connection LLC. Previously, Mr. Baker was president and chief executive officer of AMC Cancer Research Center in Denver, CO. He previously served as Chief Executive Officer and Chairman, First Columbia Financial Corporation and its operating subsidiaries, based in Englewood, CO.
     The Board believes that Mr. Baker’s experience as the CEO of a financial institution and familiarity with the financial services industry benefits the Funds.
     Frank S. Bayley, Trustee
     Frank S. Bayley has been a member of the Board of Trustees of the Invesco Funds and its predecessor funds since 1985. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle.
     Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston.
     Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007.
     The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Funds.
     James T. Bunch, Trustee
     James T. Bunch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2000.
     From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd. a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning and Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region.
     Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.
     At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.
     The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.
     Bruce L. Crockett, Trustee and Chair

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     Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees since 2004.
     Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.
     Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors.
     The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.
     Rodney F. Dammeyer, Trustee
     Rodney F. Dammeyer has been a member of the Board of Trustees since 2010.
     Since 2001, Mr. Dammeyer has been President of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Itel Corporation; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc.
     Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm.
     Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer has served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc.
     From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex.
     The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Funds.
     Albert R. Dowden, Trustee
     Albert R. Dowden has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2000.
     Mr. Dowden retired at the end of 1998 after a 24 -year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo.
     Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company, as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations.

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     Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.
     The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Funds.
     Jack M. Fields, Trustee
     Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.
     Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.
     Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.
     Mr. Fields also serves as a Director of Administaff (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.
     The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.
     Carl Frischling, Trustee
     Carl Frischling has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 1977. Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin, a law firm that represents the Funds’ independent trustees. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent directors/trustees on their fiduciary obligations under federal securities laws.
     Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute Board and was involved in ongoing matters with all of the regulatory areas overseeing this industry.
     Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center.
     The Board believes that Mr. Frischling’s experience as an investment management lawyer, and his long involvement with investment companies benefits the Funds.
     Dr. Prema Mathai-Davis Trustee

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     Prema Mathai-Davis has been a member of the Board of Trustee of the Invesco Funds and their predecessor funds since 1998.
     Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethcs Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.
     The Board believes that Dr. Mathai-Davis extensive experience in running public and charitable institutions benefits the Funds.
     Dr. Larry Soll, Trustee
     Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds and its predecessor since 1997.
     Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder, CO. He was also a faculty member at the University of Colorado (1974-1980).
     The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Fund.
     Hugo F. Sonnenschein, Trustee
     Hugo F. Sonnenschein has been a member of the Board of Trustees since 2010.
     Mr. Sonnenschein is the President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago.
     Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.
     The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Funds.
     Raymond Stickel, Jr., Trustee
     Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2005.

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     Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients.
     Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.
     The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.
Management Information
     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds’ investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers and approving the terms of their contracts with the Funds, and exercising general oversight of these service providers on an ongoing basis.
     Certain trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Funds.
     Leadership Structure and the Board of Trustees. The Board is currently composed of sixteen Trustees, including thirteen Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.
     The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Fund has substantially the same leadership structure as the Trust.

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     The Board believes that its leadership structure, which includes an Independent Trustee as Chairman, allows for effective communication between the trustees and Fund management, among the Board’s trustees and among its Independent Trustees. The existing Board structure, including its committee structure, provides the independent Trustees with effective control over board governance while also providing insight from the two Interested Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes will allow for the proper consideration of matters deemed important to the Funds and their shareholders and result in effective decision-making.
     Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight Committees (as defined and further described below). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.
     Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.
     The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.
     The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year end financial statement.
     The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent and correct violations of the federal securities laws.
     Committee Structure. The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee and the Special Market Timing Litigation Committee (the Committees).
     The members of the Audit Committee are Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer (Vice Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered

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public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Funds’ investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds’ audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds’ shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds’ accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended August 31, 2011, the Audit Committee held seven meetings.
     The members of the Compliance Committee are Messrs, Bayley, Bunch, Dammeyer (Vice Chair), Dr. Soll (Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds’ Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc. (IFG); (iii) reviewing any report prepared by a third party who is not an interested person of Invesco, upon the conclusion by such third party of a compliance review of Invesco; (iv) reviewing all reports on compliance matters from the Funds’ Chief Compliance Officer, (v) reviewing all recommendations made by the Senior Officer regarding Invesco’s compliance procedures, (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco’s fiduciary duties to Fund shareholders and of Invesco’s Code of Ethics; (vii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (viii) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (ix) receiving and reviewing quarterly reports on the activities of Invesco’s Internal Compliance Controls Committee; (x) reviewing all reports made by Invesco’s Chief Compliance Officer; (xi) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco’s ombudsman; (xii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and (xiii) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2011, the Compliance Committee held six meetings.
     The members of the Governance Committee are Messrs. Arch, Bob R. Baker, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling, Hugo F. Sonnenschein and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing

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and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. During the fiscal year ended August 31, 2011, the Governance Committee held six meetings.
     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.
     The members of the Investments Committee are Messrs. Arch, Baker, Bayley (Chair), Bunch (Vice Chair), Crockett, Dammeyer, Dowden, Fields, Martin L. Flanagan, Frischling, Sonnenschein (Vice Chair), Stickel, Philip A. Taylor, Wayne W. Whalen and Drs. Mathai-Davis (Vice Chair) and Soll. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Ltd. and the Sub-Advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2011, the Investments Committee held six meetings.
     The Investments Committee has established three sub-committees (the Sub-Committees). The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.
     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Dowden, Fields, Frischling (Chair), Sonnenschein (Vice Chair), Whalen and Dr. Mathai-Davis. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the Invesco Funds (i) in the valuation of the Invesco Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Invesco Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Invesco Funds, (iii) in the review of existing distribution arrangements for the Invesco Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the Invesco Funds.
     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Ltd. regarding fair value determinations made pursuant to the Pricing Procedures by Invesco’s internal

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valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Ltd. evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco, assisting Invesco’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the Liquidity Procedures) and other information from Invesco Ltd. regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Ltd. and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Invesco Funds regarding distribution and marketing of the Invesco Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the Guidelines) and the Proxy Policies and Procedures (the Proxy Procedures) by Invesco Ltd. and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Ltd. and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Ltd. in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded the Valuation Committee which existed prior to 2008. During the fiscal year ended August 31, 2011, the Valuation, Distribution and Proxy Oversight Committee held six meetings.
     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Invesco Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against Funds concerning alleged excessive short term trading in shares of the Invesco Funds (market timing) and (b) the civil enforcement actions and investigations related to market timing activity in the Invesco Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Invesco Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees’ financial expert of market timing activity in the Invesco Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Invesco Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Ltd.’s Independent Distribution Consultant (the Distribution Consultant) for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant’s engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any Invesco Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2011, the Special Market Timing Litigation Committee held three meeting.

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Trustee Ownership of Fund Shares
     The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Invesco Funds complex, is set forth in Appendix C.
Compensation
     Each trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such trustee also serves as a trustee of other Invesco Funds. Each such trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services. Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2010 is found in Appendix D.
Retirement Plan For Trustees
     The trustees have adopted a retirement plan secured by the Funds for the trustees of the Trust who are not affiliated with Invesco. The trustees also have adopted a retirement policy that permits each non-Invesco-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.
     Annual retirement benefits are available to each non-Invesco-affiliated trustee of the Trust and/or the other Invesco Funds (each, a Covered Fund) who became a trustee prior to December 1, 2008 and has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee’s credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee’s designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service or if the trustee has elected, in a discounted lump sum payment. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
Deferred Compensation Agreements
     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields and Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral

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account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other Invesco Fund from which they are deferring compensation.
Purchase of Class A Shares of the Funds at Net Asset Value
     The trustees and other affiliated persons of the Trust may purchase Class A shares of the Invesco Funds without paying an initial sales charge. Invesco Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Invesco Funds, see “Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Purchases of Class A Shares, Class A2 Shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund and Invesco Cash Reserve Shares of Invesco Money Market Fund — Purchases of Class A Shares at Net Asset Value.”
Purchase of Class Y Shares of the Funds at Net Asset Value
     The trustees and other affiliated persons of the Trust may purchase Class Y shares of the Invesco Funds. For a description please see “Appendix L — Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Purchases of Class Y Shares.”
Code of Ethics
     Invesco, the Trust, Invesco Distributors and the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons. Unless specifically noted, each Sub-Advisers’ Codes of Ethics do not materially differ from Invesco Code of Ethics discussed below. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Invesco Funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.
Proxy Voting Policies
     Invesco is comprised of two business divisions, Invesco and Invesco Institutional, each of which have adopted their own specific Proxy Voting Policies.
     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Adviser/Sub-Adviser(s), including as appropriate, separately to the named division of the Adviser:

Fund	Adviser/Sub-Adviser
Invesco Core Plus Bond Fund	Invesco Institutional — a division of Invesco
Invesco Floating Rate Fund	Invesco Institutional — a division of Invesco
Invesco Global Real Estate Income Fund	Invesco Institutional— a division of Invesco
Invesco Structured Core Fund	Invesco Institutional— a division of Invesco
     Invesco (the Proxy Voting Entity) will vote such proxies in accordance with the proxy policies and procedures, as outlined above, which have been reviewed and approved by the Board, and which

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are found in Appendix E. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund’s proxy voting record. Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2011 is available without charge at our web site, www.invesco.com/us. This information is also available at the SEC website, http://www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     Information about the ownership of each class of the Funds’ shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.
INVESTMENT ADVISORY AND OTHER SERVICES
     Investment Adviser
     Invesco serves as the Funds’ investment adviser. The Adviser manages the investment operations of the Funds as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Funds’ day-to-day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is an indirect, wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Trust and their affiliations are shown under “Management Information” herein.
     As investment adviser, Invesco supervises all aspects of the Funds’ operations and provides investment advisory services to the Funds. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.
     Invesco is also responsible for furnishing to the Funds, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, which in the judgment of the trustees, are necessary to conduct the respective businesses of the Funds effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.
     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.
     Invesco, at its own expense, furnishes to the Trust office space and facilities. Invesco furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

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     Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

Fund Name	Annual Rate/Net Asset Per Advisory Agreement
Invesco Core Plus Bond Fund	0.450% on the first $500M
0.425% on the next $500M
0.400% on the next $1.5B
0.375% on the next $2.5B
0.350% on amounts over $5B

Invesco Floating Rate Fund	0.65% of the first $500 million
0.60% of the next $4.5 billion
0.575% of the next $5 billion
0.55% of amount over $10 billion

Invesco Global Real Estate Income Fund	0.75% of the first $250M
0.74% of the next $250M
0.73% of the next $500M
0.72% of the next $1.5B
0.71% of the next $2.5B
0.70% of the next $2.5B
0.69% of the next $2.5B
0.68% of the excess over $10B

Invesco Structured Core Fund	0.60% of first $250M
0.575% of next $250M
0.55% of next $500M
0.525% of next $1.5B
0.50% of next $2.5B
0.475% of next $2.5B
0.45% of next 2.5B
0.425% of excess over $10B
     Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco and the Fund.
     Invesco has contractually agreed through at least June 30, 2012, to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee Invesco receives from the Affiliated Money Market Funds as a result of each Fund’s investment of uninvested cash in the Affiliated Money Market Funds. See “Description of the Funds and Their Investments and Risks — Investment Strategies and Risks — Other Investments — Other Investment Companies.”

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     Invesco also has contractually agreed through at least December 31, 2012, (June 30, 2012 for Invesco Structured Core Fund and June 30, 2013 for Invesco Core Plus Bond Fund), to waive advisory fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds’ shares:

Invesco Core Plus Bond Fund
Class A Shares	0.75%
Class B Shares	1.50%
Class C Shares	1.50%
Class R Shares	1.00%
Class Y Shares	0.50%
Institutional Class Shares	0.50%

Invesco Floating Rate Fund
Class A Shares	1.50%
Class C Shares	2.00%
Class R Shares	1.75%
Class Y Shares	1.25%
Institutional Class Shares	1.25%

Invesco Global Real Estate Income Fund
Class A Shares	2.00%
Class B Shares	2.75%
Class C Shares	2.75%
Class Y Shares	1.75%
Institutional Class Shares	1.75%

Invesco Structured Core Fund
Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class R Shares	1.25%
Class Y Shares	0.75%
Investor Class	1.00%
Institutional Class Shares	0.75%
     The total annual fund operating expenses used in determining whether a Fund meets or exceeds the expense limitations described above do not include Acquired Fund Fees and Expenses, which are required to be disclosed and included in the total annual fund operating expenses in a Fund’s prospectus fee table. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invest. As a result, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed a Fund’s expense limit.
     Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund’s Prospectus. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2012 (June 30, 2012 for Invesco Structured Core Fund and June 30, 2013, for Invesco Core Plus Bond Fund).
     The management fees payable by each Fund, the amounts waived by Invesco and the net fees paid by each Fund for the last three fiscal years ended August 31 are found in Appendix G.

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Investment Sub-Advisers
     Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to each Fund, pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:
     Invesco Asset Management Deutschland Gmbh (Invesco Deutschland)
     Invesco Asset Management Limited (Invesco Asset Management)
     Invesco Asset Management (Japan) Limited (Invesco Japan)
     Invesco Australia Limited (Invesco Australia)
     Invesco Hong Kong Limited (Invesco Hong Kong)
     Invesco Senior Secured Management, Inc. (Invesco Senior Secured)
     Invesco Canada Ltd. (Invesco Canada); (each a Sub-Adviser and collectively, the Sub-Advisers).
     Invesco and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.
     The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.
Portfolio Managers
     Appendix H contains the following information regarding the portfolio managers identified in each Fund’s prospectus:
•	The dollar range of the managers’ investments in each Fund.

•	A description of the managers’ compensation structure.
     Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

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Securities Lending Arrangements
     If a Fund engages in securities lending, Invesco will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco if a Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.
     Invesco’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco will provide, a lending Fund will pay Invesco a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco currently waives such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.
Service Agreements
     Administrative Services Agreement. Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services.
     Administrative services fees paid to Invesco by each Fund for the last three fiscal years ended August 31 found in Appendix I.
Other Service Providers
     Transfer Agent. Invesco Investment Services, Inc., (Invesco Investment Services), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, a wholly owned subsidiary of Invesco, is the Trust’s transfer agent.
     The Transfer Agency and Service Agreement (the TA Agreement) between the Trust and Invesco Investment Services provides that Invesco Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A2, A5, B, B5, C, C5, P, R, R5, S, Y, Invesco Cash Reserve and Investor Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services a fee per trade executed, to be billed monthly, plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations

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approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under “Sub-Accounting and Network Support Payments” found in Appendix L.
     Sub-Transfer Agent. Invesco Canada, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services. The Trust does not pay a fee to Invesco Trimark for these services. Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor.
     Custodian. State Street Bank and Trust Company (the Custodian), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JP Morgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of Invesco Floating Rate Fund. The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.
     The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.
     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.
     Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002 as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.
     Counsel to the Trust. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     The Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of a Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker selection will be made by the Sub-Adviser for the assets it manages. Unless specifically noted, the Sub-Advisers brokerage allocation procedures do not materially differ from Invesco’s procedures.
Brokerage Transactions
     Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more third-party broker-dealers to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in three

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regions to place equity securities trades in their regions. The Atlanta trading desk of Invesco (the Americas Desk) generally places trades of equity securities in Canada, the U.S., Mexico and Brazil; the Hong Kong desk of Invesco Hong Kong (the Hong Kong Desk) generally places trades of equity securities in Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, Thailand, and other far Eastern countries; and the London trading desk of Invesco Global Investment Funds Limited (the London Desk) generally places trades of equity securities in European Economic Area markets, Egypt, Israel, Russia, South Africa, Switzerland, Turkey, and other European countries. Invesco, Invesco Deutschland and Invesco Hong Kong use the global equity trading desk to place equity trades. Other Sub-Advisers may use the global equity trading desk in the future. The trading procedures for the Americas Desk, the Hong Kong Desk and the London Desk are similar in all material respects.
     References in the language below to actions by Invesco or a Sub-Adviser (other than Invesco Trimark or Invesco Japan) making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco or the Sub-Advisers to the various arms of the global equity trading desk, Invesco or the Sub-Advisers that delegate trading is responsible for oversight of this trading activity.
     Invesco or the Sub-Advisers make decisions to buy and sell securities for each Fund, selects broker-dealers (each, a Broker), effects the Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco’s and the Sub-Advisers’ primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco or the Sub-Advisers seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See “Broker Selection” below.
     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.
     Historically, Invesco and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.
     In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.
     Brokerage commissions paid by each of the Fund’s during the last three fiscal years ended August 31 are found in Appendix J.

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Commissions
     During the last three fiscal years ended August 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, Invesco (or Invesco Advisors, Inc., former adviser to the Funds that merged into Invesco Advisers, Inc. on December 31, 2009), Invesco Distributors, the Sub-Advisers or any affiliates of such entities.
     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various Invesco Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.
Broker Selection
     Invesco’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco or the Sub-Advisers consider the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. Invesco’s and the Sub-Advisers’ primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco and the Sub-Advisers will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.
     In choosing Brokers to execute portfolio transactions for the Funds, Invesco or the Sub-Advisers may select Brokers that provide brokerage and/or research services (Soft Dollar Products) to the Funds and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco or the Sub-Adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco or the Sub-Advisers must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco’s or the Sub-Advisers’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Advisers in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Advisers.
     Invesco and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products. This conflict exists because Invesco and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or the Sub-Advisers’ expenses to the extent that Invesco or the Sub-Advisers would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco or the Sub-Advisers to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts (or accounts managed by the Sub-Advisers) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product. Invesco or the Sub-Advisers may not use all of the Soft Dollar Products provided by Brokers through

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which a Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
     Invesco presently engages in the following instances of cross-subsidization:
     Smaller Funds that do not generate significant soft dollar commissions may by cross sub-subsidized by the larger equity Invesco Funds in that the smaller equity Funds receive the benefit of Soft Dollar Products for which they do not pay. Certain other accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.
     Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Adviser concludes that the Broker supplying the product is capable of providing best execution.
     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco and the Sub-Adviser use soft dollars to purchase two types of Soft Dollar Products:
•	proprietary research created by the Broker executing the trade, and

•	other products created by third parties that are supplied to Invesco or the Sub-Advisers through the Broker executing the trade.
     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.
     Invesco and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to Invesco or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker. The Broker to which Invesco or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
     Soft Dollar Products received from Brokers supplement Invesco’s and or the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:
•	Database Services — comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•	Quotation/Trading/News Systems — products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

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•	Economic Data/Forecasting Tools — various macro-economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

•	Quantitative/Technical Analysis — software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis — industry specific fundamental investment research.

•	Other Specialized Tools — other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.
     If Invesco or the Sub-Advisers determine that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco or the Sub-Advisers determine assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.
     Outside research assistance is useful to Invesco or the Sub-Advisers because the Brokers used by Invesco or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Advisers’ staff follow. In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s or the Sub-Advisers’ clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Advisers’ research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Advisers’ investment advice. The advisory fee paid by the Funds is not reduced because Invesco or the Sub-Advisers receive such services. To the extent the Funds’ portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.
     Invesco or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. Invesco determines target levels based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares. Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.
Directed Brokerage (Research Services)
     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended August 31, 2011 is found in Appendix K.
Regular Brokers
     Information concerning the Funds’ acquisition of securities of their Brokers during the last fiscal year ended August 31, 2011 is found in Appendix K.

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Allocation of Portfolio Transactions
     Invesco and the Sub-Advisers manage numerous Invesco Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco and the Sub-Adviser will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco or the Sub-Adviser will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco or the Sub-Adviser may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.
Allocation of Initial Public Offering (IPO) Transactions
     Certain of the Invesco Funds or other accounts managed by Invesco may become interested in participating in IPOs. Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts. Invesco combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, Invesco shall allocate such transactions in accordance with the following procedures:
     Invesco or the Sub-Adviser may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings. Invesco will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.
     Invesco Canada, Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.
     Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.
     Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.
PURCHASE, REDEMPTION AND PRICING OF SHARES
     Please refer to Appendix L for information on Purchase, Redemption and Pricing of Shares.

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DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
Dividends and Distributions
     The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.
     All dividends and distributions will be automatically reinvested in additional shares of the same class of a Fund (hereinafter, the Fund) unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another Invesco Fund, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares- Automatic Dividend and Distribution Investment.” Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.
     The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes, as well as any other expenses attributable to a particular class (Class Expenses). Class Expenses, including distribution plan expenses, must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act and the Code.
Tax Matters
     The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
     This “Tax Matters” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
     This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
     Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
     Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•	Distribution Requirement — the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

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•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.
     In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
     In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.
     The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

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     Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a Fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions —Capital gain dividends”.
     Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (RIC Mod Act), if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.
     Deferral of late year losses. For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such ”qualified late year loss” as if it had been incurred in the succeeding taxable year which may change the timing, amount, or characterization of Fund distributions (see, “Taxation of Fund Distributions— Distributions of capital gains” below). A “qualified late year loss” includes:
(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

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     The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
     Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.
     Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
     Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master feeder structure (collectively referred to as a “fund of funds” which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its

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basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. Effective for taxable years of the Fund beginning after December 22, 2010, a Fund which is a “qualified fund of funds,” meaning at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, (a) is eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, “Taxation of Fund Distributions — Qualified dividend income for individuals” and “—Corporate dividends received deduction” below). However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.
     Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Under the RIC Mod Act, the Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax but can give no assurances that all such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.
     Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
     Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

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     Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.
     Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% or 25% (through 2012) depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.
     Qualified dividend income for individuals. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
     Corporate dividends received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
     Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs”.

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     Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income)or capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.
     Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s (or if the Fund is a qualified fund of funds as described above under the heading “Taxation of the Fund— Asset allocation funds”, an underlying fund’s) total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (or the underlying fund) (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund (or underlying fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund (or underlying fund).
     Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
     U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund — Asset allocation funds”.

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     Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
     Medicare tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).
     Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
     Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

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     The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.
     In addition to the Fund’s default method of average cost, other cost basis methods offered by Invesco, which you may elect to apply to covered shares, include:
•	First-In First-Out — shares acquired first in the account are the first shares depleted.

•	Last-In First-Out — shares acquired last in the account are the first shares depleted.

•	High Cost — shares acquired with the highest cost per share are the first shares depleted.

•	Low Cost — shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization — depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term) will be depleted ahead of shares owned more than one year (long-term). For gains, long-term shares will be depleted ahead of short-term gains.

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•	Specific Lot Identification — shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.
     You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
     The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, Invesco first depletes noncovered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.
     The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
     If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.
     Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.
     Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

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     Deferral of basis — any class that bears a front-end sales load. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.
     Conversion of shares into shares of the same Fund. The conversion of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus the automatic conversion of Class B shares into Class A shares of the same Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes.
     Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.
     Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Funds and their Investments and Risks —Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
     In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
     Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

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     Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
     Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
     The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
     In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

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     Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
     Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
     PFIC Investments. A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
     Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions- PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

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     Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.
     Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.
     These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
     Investments in partnerships and qualified publicly traded partnerships (QPTP). For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See. “Taxation of the Fund — Qualification as a regulated investment company.” In contrast different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities). All of the net

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income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.
     Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, “Taxation of the Fund — Qualification as a regulated investment company.” Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent Revenue Ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of a fund with respect to which the extended due date of the return is after December 22, 2010.
     Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
     Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

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     Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).
     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
     Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”
     Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.
     Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
     U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:
•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•	capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends.
     However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
     Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply) or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on sale of shares in a QIE other than one that is a domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.” These rules generally apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended or made permanent) except that, after such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund is classified as a QIE.
     Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
     Tax certification and back-up withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

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     Foreign Account Tax Compliance Act. Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the U.S. tax certification rules described above. The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
     U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000). Estates of nonresident alien shareholders dying after December 31, 2004 and before January 1, 2012 will be able to exempt from federal estate tax the proportion of the value of the Fund’s shares attributable to “qualifying assets” held by the Fund at the end of the quarter immediately preceding the nonresident alien shareholder’s death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States.
     Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
DISTRIBUTION OF SECURITIES
     Class A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, B5, C5 or R5 of a specific Fund may make additional purchases into Class A5, B5, C5 and R5, respectively, of such specific Fund. All references in the following “Distribution of Securities” section of this SAI to Class A, B, and C and R shares, shall include Class A5, Class B5, Class C5, and Class R5 shares, respectively, unless otherwise noted.

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Distributor
     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the Distribution Agreements) with Invesco Distributors, Inc., a registered broker-dealer and a wholly owned subsidiary of Invesco, pursuant to which Invesco Distributors acts as the distributor of shares of the Funds. The address of Invesco Distributors is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with Invesco Distributors. See “Management of the Trust.” In addition to the Funds, Invesco Distributors serves as distributor to many other mutual funds that are offered to retail investors. The following Distribution of Securities information is about all of the Invesco Funds that offer retail and/or institutional share classes. Not all Invesco Funds offer all share classes.
     The Distribution Agreements provide Invesco Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers and other financial intermediaries with whom Invesco Distributors has entered into selected dealer and/or similar agreements. Invesco Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.
     Invesco Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C and Class R shares of the Funds at the time of such sales. Invesco Distributors or its predecessor has paid sales commissions from its own resources to dealers who sold Class B, B5 and C5 shares of the Funds at the time of such sales.
     Payments for Class B and Class B5 shares equaled 4.00% of the purchase price of the Class B or Class B5 shares sold by the dealer or institution, consisting of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% for such shares. The portion of the payments to Invesco Distributors under the Class B Plan and Class B5 Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of such sales commissions plus financing costs.
     Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Invesco Funds at the time of such sales. A predecessor of Invesco Distributors paid sales commission to dealers and institutions who sold Class C5 shares of the Invesco Funds at the time of such sales. Payments for Class C and Class C5 shares equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, consisting of a sales commission of 0.75% of the purchase price of the Class C or Class C5 shares sold plus an advance of the first year service fee of 0.25% for such shares. Invesco Distributors will retain all payments received by it relating to Class C and C5 shares for the first year after they are purchased. The portion of the payments to Invesco Distributors under the Class C Plan or the Class C5 Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C or Class C5 shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.
     Invesco Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

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     The Trust (on behalf of any class of any Fund) or Invesco Distributors may terminate the Distribution Agreements on 60 days’ written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.
     Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended August 31 are found in Appendix O.
Distribution Plans
     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class A shares, Class B shares, Class C shares, Class P shares, Class R shares, Class S shares and Investor Class shares, if applicable (collectively the Plans).
     Each Fund, pursuant to its Class A, Class B, Class C, Class P, Class R and Class S Plans pays Invesco Distributors compensation at the annual rate, shown immediately below, of the Fund’s average daily net assets of the applicable class.

					Investor
Fund	Class A	Class B	Class C	Class R	Class
Invesco Core Plus Bond Fund	0.25%	1.00%	1.00%	0.50%	N/A
Invesco Floating Rate Fund	0.25%	N/A	0.75%	0.50%	N/A
Invesco Global Real Estate Income Fund	0.25%	1.00%	1.00%	N/A	N/A
Invesco Structured Core Fund	0.25%	1.00%	1.00%	0.50%	0.25%
     Invesco Structured Core Fund, pursuant to its Investor Class Plan, pays Invesco Distributors compensation at the annual rate of 0.25% of the Fund’s average daily net assets of its Investor Class Shares.
     All of the Plans compensate or reimburse Invesco Distributors, as applicable, for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.
     Amounts payable by a Fund under the Class A, Class B, Class C, Class P, Class R and Class S Plans and Investor Class Plan need not be directly related to the expenses actually incurred by Invesco Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse Invesco Distributors for the actual allocated share of expenses Invesco Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Distributors’ actual allocated share of expenses exceeds the fee payable to Invesco Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Distributors’ actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Distributors will retain the full amount of the fee.

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     Invesco Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R, Class P, Class S or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco Distributors and the Fund.
     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Investor Class shares, 0.15% of the average daily net assets of Class S shares, and 0.10% of the average daily net assets of Class P shares, attributable to the customers selected dealers and financial institutions to such dealers and financial institutions, including Invesco Distributors, acting a principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.
     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds’ shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund’s shares are held.
     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Distributors.
     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.
     See Appendix M for a list of the amounts paid by each class of shares of each Fund to Invesco Distributors pursuant to the Plans for the year, ended August 31, 2011 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year ended August 31, 2011.
     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

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     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.
     The Class B Plan obligates Class B shares to continue to make payments to Invesco Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes Invesco Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.
FINANCIAL STATEMENTS
     A Fund’s financial statements for the period ended August 31, 2011, including the Financial Highlights pertaining thereto, and the reports of the independent registered public accounting firm thereon, are incorporated by reference into this Statement of Additional Information (SAI) from such Fund’s Annual Report to shareholders.
     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.
PENDING LITIGATION
Settled Regulatory Enforcement Actions and Investigations Related to Market Timing
     On October 8, 2004, Invesco Advisers, Inc. (Invesco), successor by merger to Invesco Aim Advisors, Inc. and INVESCO Funds Group, Inc. (IFG), both former investment advisers, along with Invesco Aim Distributors, n/k/a Invesco Distributors, Inc. (Invesco Distributors) reached final settlements with certain regulators, including the Securities and Exchange Commission (SEC), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds (n/k/a the Invesco Funds), including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) was created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco and Invesco Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco, which was done pursuant to the terms of the settlement. The methodology of the fair funds distributions was determined by Invesco’s independent distribution consultant (IDC Plan), in consultation with Invesco and the independent trustees of the Invesco Funds, and approved by the SEC on May 23, 2008.

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     On May 23, 2008, the SEC posted its final approval of the plans for distributing market timing settlement proceeds to adversely impacted AIM and INVESCO Fund shareholders. The AIM Fair Fund began distribution of settlement monies to impacted former shareholders on June 1, 2009. After receipt of SEC approval, undistributed residual amounts left in the AIM Fair Fund were deposited in the appropriate fund. The Invesco Fair Fund began distribution of settlement monies to impacted former shareholders on December 11, 2009 and the distribution of checks concluded on September 21, 2010. After receipt of SEC approval, undistributed residual amounts totaling approximately $55 million left in the Invesco Fair Fund were distributed to the appropriate funds. On May 11, 2011, the SEC issued an order that amended the Invesco Fair Fund distribution plan to segregate approximately $3.5 million of the Fair Fund’s residual amount and to require that a certain financial intermediary take additional steps to identify beneficial accountholders of its historic omnibus positions in the funds so that they may receive their appropriate portion of the segregated $3.5 million residual amount.
     The IDC Plan provides for distribution to all eligible investors for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. Further details regarding the IDC Plan and distributions thereunder are available on Invesco’s Web site, available at http://www.invesco.com/us.
     On August 30, 2005, the West Virginia Office of the State Auditor — Securities Commission (WVASC) issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco and Invesco Distributors (collectively, Invesco) (Order No. 05-1318). The WVASC made findings of fact that Invesco allegedly entered into certain arrangements permitting market timing of the Invesco Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco violated the West Virginia securities laws. The WVASC ordered Invesco to cease any further violations and sought to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an “administrative assessment” to be determined by the Commissioner. On October 27, 2011, a hearing examiner was appointed to this matter.

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APPENDIX A
RATINGS OF DEBT SECURITIES
          The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch.
Moody’s Long-Term Debt Ratings

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

          Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Moody’s Short-Term Prime Rating System
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP (Not Prime)
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

A-1

Moody’s MIG/VMIG US Short-Term Ratings
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.
The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.
Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.
          MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
          MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.
          MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
          SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor’s Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply

A-2

when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is

A-3

the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-4

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.
Standard & Poor’s Municipal Short-Term Note Ratings Definitions
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule — the larger final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

A-5

SP-3
Speculative capacity to pay principal and interest.
Standard & Poor’s Dual Ratings
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’)
The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analysis do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.
Fitch Credit Rating Scales
Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.
Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

A-6

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Fitch Long-Term Rating Scales
Issuer Credit Rating Scales
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
          AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
          AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
          A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
          BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
          BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
          B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
          CCC: Substantial credit risk.
Default is a real possibility.

A-7

          CC: Very high levels of credit risk.
Default of some kind appears probable.
          C: Exceptionally high levels of credit risk
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

          RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

          D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

A-8

Fitch Short-Term Rating Scales
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
          F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
          F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
          F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
          B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
          C: High short-term default risk.
Default is a real possibility.
          RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
          D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-9

APPENDIX B
Persons to Whom Invesco Provides
Non-Public Portfolio Holdings on an Ongoing Basis
(as of October 24, 2011)

Service Provider	Disclosure Category
ABN AMRO Financial Services, Inc.	Broker (for certain Invesco Funds)
Absolute Color	Financial Printer
Anglemyer & Co.	Analyst (for certain Invesco Funds)
Ballard Spahr Andrews & Ingersoll, LLP	Special Insurance Counsel
Blaylock Robert Van LLC	Broker (for certain Invesco Funds)
BB&T Capital Markets	Broker (for certain Invesco Funds)
Bear Stearns Pricing Direct, Inc.	Pricing Vendor (for certain Invesco Funds)
BLNS Securities Ltd.	Broker (for certain Invesco Funds)
BOSC, Inc.	Broker (for certain Invesco Funds)
BOWNE & Co.	Financial Printer
Brown Brothers Harriman & Co.	Securities Lender (for certain Invesco Funds)
Cabrera Capital Markets	Broker (for certain Invesco Funds)
Charles River Systems, Inc.	System Provider
Chas. P. Young Co.	Financial Printer
Cirrus Research, LLC	Trading System
Citigroup Global Markets, Inc.	Broker (for certain Invesco Funds)
Commerce Capital Markets	Broker (for certain Invesco Funds)
Crane Data, LLC	Analyst (for certain Invesco Funds)
Credit Suisse International / Credit Suisse Securities (Europe) Ltd.	Service Provider
Crews & Associates	Broker (for certain Invesco Funds)
D.A. Davidson & Co.	Broker (for certain Invesco Funds)
Dechert LLP	Legal Counsel
DEPFA First Albany	Broker (for certain Invesco Funds)
E.K. Riley Investments LLC	Broker (for certain Invesco Funds)
Empirical Research Partners	Analyst (for certain Invesco Funds)
Finacorp Securities	Broker (for certain Invesco Funds)
First Miami Securities	Broker (for certain Invesco Funds)
First Southwest Co.	Broker (for certain Invesco Funds)
First Tryon Securities	Broker (for certain Invesco Funds)
FT Interactive Data Corporation	Pricing Vendor
FTN Financial Group	Broker (for certain Invesco Funds)
GainsKeeper	Software Provider (for certain Invesco Funds)
GCom2 Solutions	Software Provider (for certain Invesco Funds)
George K. Baum & Company	Broker (for certain Invesco Funds)
Glass, Lewis & Co.	System Provider (for certain Invesco Funds)
Global Trading Analytics, LLC	Software Provider
Global Trend Alert	Analyst (for certain Invesco Funds)
Greater Houston Publishers, Inc.	Financial Printer
Hattier, Sanford & Reynoir	Broker (for certain Invesco Funds)
Hutchinson, Shockey, Erley & Co.	Broker (for certain Invesco Funds)
ICI (Investment Company Institute)	Analyst (for certain Invesco Funds)
ICRA Online Ltd.	Rating & Ranking Agency (for certain Invesco Funds)

B-1

Service Provider	Disclosure Category
iMoneyNet, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Initram Data, Inc.	Pricing Vendor
Institutional Shareholder Services, Inc.	Proxy Voting Service (for certain Invesco Funds)
Invesco Investment Services, Inc.	Transfer Agent
Invesco Senior Secured Management, Inc.	System Provider (for certain Invesco Funds)
Investment Company Institute	Analyst (for certain Invesco Funds)
Investortools, Inc.	Broker (for certain Invesco Funds)
ITG, Inc.	Pricing Vendor (for certain Invesco Funds)
J.P. Morgan Securities, Inc.	Analyst (for certain Invesco Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan Chase Bank, N.A.	Lender (for certain Invesco Funds)
J.P. Morgan Securities	Broker (for certain Invesco Funds)
Janney Montgomery Scott LLC	Broker (for certain Invesco Funds)
John Hancock Investment Management Services, LLC	Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP	Special Insurance Counsel
KeyBanc Capital Markets, Inc.	Broker (for certain Invesco Funds)
Kramer Levin Naftalis & Frankel LLP	Legal Counsel
Lebenthal & Co. LLC	Broker (for certain Invesco Funds)
Lipper, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Loan Pricing Corporation	Pricing Service (for certain Invesco Funds)
Loop Capital Markets	Broker (for certain Invesco Funds)
M.R. Beal	Broker (for certain Invesco Funds)
MarkIt Group Limited	Pricing Vendor (for certain Invesco Funds)
Merrill Communications LLC	Financial Printer
Mesirow Financial, Inc.	Broker (for certain Invesco Funds)
Middle Office Solutions	Software Provider
Moody’s Investors Service	Rating & Ranking Agency (for certain Invesco Funds)
Morgan Keegan & Company, Inc.	Broker (for certain Invesco Funds)
Morrison Foerster LLP	Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated	Securities Lender (for certain Invesco Funds)
Muzea Insider Consulting Services, LLC	Analyst (for certain Invesco Funds)
Ness USA Inc.	System provider
Noah Financial, LLC	Analyst (for certain Invesco Funds)
Omgeo LLC	Trading System
Piper Jaffray	Analyst (for certain Invesco Funds)
Prager, Sealy & Co.	Broker (for certain Invesco Funds)
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm (for all Invesco Funds)
Protective Securities	Broker (for certain Invesco Funds)
Ramirez & Co., Inc.	Broker (for certain Invesco Funds)
Raymond James & Associates, Inc.	Broker (for certain Invesco Funds)
RBC Capital Markets	Analyst (for certain Invesco Funds)
RBC Dain Rauscher Incorporated	Broker (for certain Invesco Funds)
Reuters America LLC	Pricing Service (for certain Invesco Funds)
Rice Financial Products	Broker (for certain Invesco Funds)
Robert W. Baird & Co. Incorporated	Broker (for certain Invesco Funds)
RR Donnelley Financial	Financial Printer
Ryan Beck & Co.	Broker (for certain Invesco Funds)
SAMCO Capital Markets, Inc.	Broker (for certain Invesco Funds)
Seattle-Northwest Securities Corporation	Broker (for certain Invesco Funds)

B-2

Service Provider	Disclosure Category
Siebert Brandford Shank & Co., L.L.C.	Broker (for certain Invesco Funds)
Simon Printing Company	Financial Printer
Southwest Precision Printers, Inc.	Financial Printer
Southwest Securities	Broker (for certain Invesco Funds)
Standard and Poor’s/Standard and Poor’s Securities Evaluations, Inc.	Pricing Service and Rating and Ranking Agency (each, respectively, for certain Invesco Funds)
StarCompliance, Inc.	System Provider
State Street Bank and Trust Company	Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain Invesco Funds)
Sterne, Agee & Leach, Inc.	Broker (for certain Invesco Funds)
Stifel, Nicolaus & Company, Incorporated	Broker (for certain Invesco Funds)
Stradley Ronon Stevens & Young, LLP	Legal Counsel
The Bank of New York	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
The MacGregor Group, Inc.	Software Provider
The Savader Group LLC	Broker (for certain Invesco Funds)
Thomson Information Services Incorporated	Software Provider
UBS Financial Services, Inc.	Broker (for certain Invesco Funds)
VCI Group Inc.	Financial Printer
Vining Sparks IBG	Broker (for Certain Invesco Funds)
W.H Mell Associates, Inc.	Broker (for certain Invesco Funds)
Wachovia National Bank, N.A.	Broker (for certain Invesco Funds)
Western Lithograph	Financial Printer
Wiley Bros. Aintree Capital L.L.C.	Broker (for certain Invesco Funds)
William Blair & Co.	Broker (for certain Invesco Funds)
XSP, LLC\Solutions Plus, Inc.	Software Provider

B-3

APPENDIX C
As of November 30, 2011
The address of each trustee and officer is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None
		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc.	141	None

1	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

2	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

C-1

Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
(registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.
Formerly: Director and Chairman, Van Kampen Investor Services Inc.:
Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class

C-2

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation.
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	141	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

C-3

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation

C-4

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		(provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None
Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

C-5

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Hugo F. Sonnenschein 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None
Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India	N/A	N/A

C-6

Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A
Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

C-7

				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco

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				Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
		Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., and Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

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Other
	Trustee		Number of Funds	Trusteeship(s)/
Name, Year of Birth	and/or		in Fund Complex	Directorships(s)
and Position(s) Held	Officer	Principal Occupation(s)	Overseen by	Held by
with the Trust	Since	During Past 5 Years	Trustee	Trustee/Director
Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

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Trustee Ownership of Fund Shares as of December 31, 2010

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity Securities	Trustee in The Invesco
Name of Trustee	Per Fund	Family of Funds®
Martin L. Flanagan	None	$Over -$100,000
Philip A. Taylor	None	None
Wayne W. Whalen	None	Over $100,000
David C. Arch	None	$50,001 - $100,000
Bob R. Baker	None	Over $100,000
Frank S. Bayley	None	Over $100,000
James T. Bunch	Invesco Global Real Estate Income Fund $1-$10,000	Over $100,000[4]
Bruce L. Crockett	Invesco Global Real Estate Income Fund $1-$10,000	Over $100,000[4]
Rodney Dammeyer	None	Over $100,000[4]
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000[4]
Carl Frischling	None	Over $100,000[4]
Prema Mathai-Davis	Invesco Global Real Estate Income Fund $1-$10,000	Over $100,000[4]
Lewis F. Pennock[5]	Invesco Global Real Estate Income Fund $1-$10,000	Over $100,000
Larry Soll	Invesco Global Real Estate Income Fund $10,001-$50,000	Over $100,000[4]
Hugo F. Sonnenschein	None	Over $100,000[4]
Raymond Stickel, Jr.	-None	Over $100,000

[4]	Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

[5]	Retired effective March 31, 2011.

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APPENDIX D
TRUSTEES COMPENSATION TABLE
          Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2010:

		Retirement	Estimated
	Aggregate	Benefits	Annual Benefits	Total
	Compensation	Accrued	Upon	Compensation
	From the	by All	Retirement	From All Invesco
Trustee	Trust(1)	Invesco Funds(2)	for Invesco Funds(3)	Funds(4)
Interested Trustees
Wayne W. Whalen(5)	$42,819	—	—	$327,499

Independent Trustees
David C. Arch(5)	44,356	—	—	320,944
Bob R. Baker	45,534	$108,746	$244,051	295,850
Frank S. Bayley	55,448	105,795	192,000	350,950
James T. Bunch	50,788	145,546	192,000	310,550
Bruce L. Crockett	94,661	100,134	192,000	606,800
Rodney Dammayer(5)	44,014	—	—	335,749
Albert R. Dowden	53,797	143,542	192,000	340,200
Jack M. Fields	42,819	142,508	192,000	268,250
Carl Frischling (6)	50,244	108,746	192,000	312,700
Prema Mathai-Davis	46,324	138,797	192,000	295,850
Lewis F. Pennock (7)	21,643	101,519	192,000	268,250
Larry Soll	51,780	163,515	213,723	318,150
Hugo F. Sonnenschein(5)	43,610	—	—	310,166
Raymond Stickel, Jr.	54,699	114,085	192,000	341,300

(1)	Amounts shown are based on the fiscal year ended August 31, 2011. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2011, including earnings, was $56,689.

(2)	During the fiscal year ended August 31, 2011, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $490,501.

(3)	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date.

(4)	All trustees except Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 29 registered investment companies advised by Invesco. Messrs. Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 47

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registered investment companies advised by Invesco.

(5)	Messrs. Arch, Dammeyer , Sonnenschein and Whalen were elected as trustees of the Trust effective June 15, 2010.

(6)	During the fiscal year ended August 31, 2011, the Trust paid $66,117 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(7)	Retired effective March 31, 2011.

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APPENDIX E
PROXY POLICIES AND PROCEDURES
I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance

Policy Approver	Fund Board

Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

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commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

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Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

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•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

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VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

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refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

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interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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Invesco Asset Management Deutschland GmbH

Invesco Kapitalanlagegesellschaft mbH
Proxy Voting Policy
Version History, Changes:
Version: 1.2: Descriptions; Update of Names; Update of Appendix B

Version: 1.1: Format; Update of Appendix B

Version: 1.0: Initial Version

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GENERAL POLICY
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
PROXY VOTING POLICIES
Voting of Proxies
Invesco will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will vote for. If Invesco decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If Invesco does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.
Risk Metrics Group Services
Invesco has contracted with Risk Metrics Group (“RMG”), previously Institutional Shareholder Services — ISS, an independent third party service provider, to vote Invesco’s clients’ proxies according to RMG’s proxy voting recommendations. In addition, RMG will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, Invesco will review information obtained from RMG to

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ascertain whether RMG (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of Invesco’s clients. This may include a review of RMG’s Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work RMG does for corporate issuers and the payments RMG receives from such issuers.
Custodians forward proxy materials for clients who rely on Invesco to vote proxies to RMG. RMG is responsible for exercising the voting rights in accordance with the RMG proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RMG to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RMG recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RMG vote recommendation, the Proxy Voting Committee (PVC) of the Global Quantitative Equities Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.
ISS Recusal
When RMG makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the Invesco Global Quantitative Equitites and the Compliance Officer will review the issue and, if Invesco does not have a conflict of interest, direct RMG how to vote the proxies. In such cases where Invesco has a conflict of interest, Invesco, in its sole discretion, shall either (a) vote the proxies pursuant to RMG’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.
Override of RMG Recommendation
There may be occasions where the Invesco investment personnel or senior officers seek to override RMG’s recommendations if they believe that RMG’s recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an RMG recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RMG recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the Global Quantitative Equitites Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the RMG voting recommendation if they determine that it is in the best economic interests of clients.
Proxy Voting Records
Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.

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CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RMG to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RMG, each vote recommendation provided by RMG to Invesco includes a representation from RMG that RMG faces no conflict of interest with respect to the vote. In instances where RMG has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the Global Quantitative Equitites Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and clients.
For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any person within the Invesco organization, which includes Invesco’s affiliates.
Accordingly, each Invesco person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship to Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each of Invesco’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of Invesco’s clients.
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An Invesco person shall not be considered to have a conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.
The following are examples of situations where a conflict may exist:
▪	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

▪	Personal Relationships — where a Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

▪	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

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In the event that Invesco (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients’ funds are invested in that company’s shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.
It is the responsibility of the Invesco person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.
In addition, any Invesco person who submits an RMG override recommendation to the Proxy Voting Committee (PVC) of the Global Quantitative Equitites Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.
In addition, the Proxy Voting Committee (PVC) of the Global Quantitative Equities Group must notify Invesco’s Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within Invesco or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to,
(1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors,
(2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or
(3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the Global Quantitative Equities Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.
RMG PROXY VOTING GUIDELINES
A copy of RMG’s Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy, which can be found at http://www.riskmetrics.com/policy.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship

Invesco Perpetual

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Invesco Perpetual
Policy on Corporate Governance and Stewardship

Contents

16	Introduction

16	Scope

16	Responsible voting

17	Voting procedures

17	Dialogue with companies

18	Non-routine resolutions and other topics

19	Evaluation of companies’ environmental, social and governance arrangements (ESG)

19	Disclosure and reporting

20	UK Stewardship Code

22	Appendix 1 — Voting on non-UK/European and blocked shares

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
1.	Introduction

Invesco Perpetual (IP), a business name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder on behalf of all investors in portfolios managed by them. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests look after shareholders’ value in their companies and comply with local recommendations and practices, such as the UK Corporate Governance Code issued by the Financial Reporting Council and the U.S. Department of Labor Interpretive Bulletins.

IP has a responsibility to optimise returns to its investors. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit in its future earnings streams. In IP’s view, it is about helping to provide the capital it needs to grow, it is about being actively involved in its strategy and it is about helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for our investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than liquidating their share ownership, is the removal of directors.

2.	Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies. As an example, within IP’s ICVC range the following funds are excluded: IP UK Enhanced Index, IP US Equity Benchmark Plus, IP Hong Kong & China, IP Japanese Smaller Companies, IP Global Balanced Index Fund, IP Global ex-UK Core Equity and the IP Global ex-UK Enhanced Index.

3.	Responsible voting

One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I — Voting on non-UK/European shares).

IP considers that the voting rights attached to its clients’ investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
In voting for or against a proposal, IP will have in mind three objectives, as follows:
•	To protect the rights of its investors

•	To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

•	To protect the long-term value of its clients’ investments.
It is important to note that, when exercising voting rights, the third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a board on any particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

IP will actively exercise the voting rights represented by the shares it manages on behalf of its investors where it is granted the discretion to do so. In certain circumstances the discretion is retained by the client, where they wish to be responsible for applying their own right to vote.

Note: Share blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as the time around a shareholder meeting.

4.	Voting procedures

IP will endeavour to keep under regular review with trustees, depositaries, custodians and third party proxy voting services the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions. Although IP’s proxy voting service will provide research and recommendations for each resolution, each fund manager will cast their vote independently considering their own research and dialogue with company management.

Proxy voting research and services are currently provided by Institutional Shareholder Services (ISS), part of the RiskMetrics Group.

IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). However, IP does not currently enter into any stock lending arrangements as it believes the facility does not support active shareholder engagement.

5.	Dialogue with companies

IP will endeavour, where practicable in accordance with its investment approach, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to shareholder value.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to investors, where possible, in shaping strategy. Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital IP has invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular re-evaluation, which can only be achieved through company meetings.

The building of this relationship facilitates frank and open discussion, and ongoing interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investment was based on a joint understanding of where the business was going and the ability of the management to execute that plan. Inevitably there are times when IP’s views diverge from those of the company’s executives but, where possible, it attempts to work with the company towards a practical solution. However, IP believes that its status as part-owner of a company means that it has both the right and the responsibility to make its views known. The option of selling out of that business is always open, but normally IP prefers to push for change, even if this can be a slow process.

Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing the company’s prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:
•	Nomination and audit committees

•	Remuneration committee and directors’ remuneration

•	Board balance and structure

•	Financial reporting principles

•	Internal control system and annual review of its effectiveness

•	Dividend and Capital Management policies

•	Socially Responsible Investing policies
6.	Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Apart from the three fundamental voting objectives set out under ‘Responsible Voting’ above, considerations that IP might apply to non-routine proposals will include:
•	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

•	Peer group response to the issue in question

•	Whether implementation would achieve the objectives sought in the proposal

•	Whether the matter is best left to the Board’s discretion.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
7.	Evaluation of companies’ environmental, social and governance arrangements

At IP, each fund manager is individually responsible for environmental, social and governance (ESG) matters, rather than utilising ESG professionals or an internal / external discrete team independent from the fund management process. ESG issues are deemed as an essential component of the fund manager’s overall investment responsibilities. Additionally, fund managers may call on the support of the IP Operations team on any ESG matter.

As mentioned in Section 5, company meetings are an integral part of IP’s investment research approach and discussions at these meetings include all matters that might affect the share price, including ESG issues.

IP’s research is structured to give it a detailed understanding of a company’s key historical and future, long-term business drivers, such as demand for its products, pricing power, market share trends, cash flow and management strategy. This enables IP’s investment teams to form a holistic opinion of management strategy, the quality of the management, an opinion on a company’s competitive position, its strategic advantages/ disadvantages, and corporate governance arrangements, thus incorporating any inherent ESG issues.

IP will, when evaluating companies’ governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors brought to its attention.

8.	Disclosure and reporting

Although IP acknowledges initiatives of transparency, it is also very aware of its fiduciary duty and the interests of all investors in portfolios managed by them. As such, IP is very cognisant that disclosure of any meeting specific information may have a detrimental affect in its ability to manage its portfolios and ultimately would not be in the best interests of all shareholders. Primarily, this is for investor protection and to allow IP’s fund managers to manage their portfolios in the interests of all its clients.

Although IP does not report specific findings of company meetings for external use, regular illustrations will be provided to demonstrate that active engagement is at the heart of its investment process.

For clients with individual mandates, (i.e. not invested in a fund), IP may discuss specific issues where it can share details of a client’s portfolio with that specific client. Occasionally, where IP has expressed strong views to management over matters of governance, those views have gained media attention, but IP will never seek to encourage such debates in the media.

On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:
•	In IP’s view, it does not conflict with the best interests of other investors and

•	It is understood that IP will not be held accountable for the expression of views within such voting instructions and

•	IP is not giving any assurance nor undertaking nor has any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding three months will not normally be provided for activities within the funds managed by IP.
Note:

The record of votes will reflect the voting instruction of the relevant fund manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.
9.	The UK Stewardship Code

The UK Stewardship Code (the Code)issued by the Financial Reporting Council (FRC) aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire. The Code is applied on a ‘comply or explain’ approach. IP sets out below how it complies with each principle or details why it chooses not to.

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

IP complies with Principle 1 and publishes the Invesco Perpetual Policy on Corporate Governance and Stewardship on its website —

http://investor.invescoperpetual.co.uk/portal/site/ipinvestor/aboutus/ukstewardshipcode/

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

IP complies with Principle 2 by meeting its regulatory requirement of having an effective Conflicts of Interest Policy. Any conflicts of interest arising through its stewardship of investee companies will be handled in accordance with that policy.

In respect of stewardship, IP anticipates the opportunity for conflicts arising would be limited, e.g. where it invests in a company that is also a broker (i.e. dealing) of, or client of IP.

Principle 3

Institutional investors should monitor their investee companies.

As an active shareholder, IP complies with Principle 3. Through its investment process, fund managers endeavour to establish on a proportionate basis ongoing dialogue with company management and this is likely to include regular meetings. In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all future key engagement activities.

When casting votes on behalf of investors, IP keeps detailed records of all instructions given in good faith to third parties such as trustees, depositories and custodians. Although the rationale for voting in a particular manner is not automatically captured through the voting process, the individually responsible fund manager would be expected to be able to clearly articulate their decision whenever required.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

IP complies with Principle 4 with its fund managers managing corporate governance matters independently being a key part of their investment process to protect and add value on behalf investors. Initially any issues / concerns would be raised by its fund managers through IP’s process of ongoing dialogue and company meetings. On occasions that a fund manager believes an issue is significant enough to be escalated, this will be done through IP’s Chief Investment Officer (CIO) and the IP Operations team who will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate.

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable and, as they pertain to the UK market, are not in breach of ‘concert party’ rules. Other shareholders can engage directly with the relevant fund manager or through an investment adviser. Alternatively, enquiries can be directed to the members of the IP Operations team detailed below:
•	Charles Henderson — Head of IP Operations and Dealing

•	Dan Baker — IP Operations Manager
Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity.

As detailed in Section 3, IP is committed to voting on all the UK stocks it holds for its underlying investors and where it has the full discretion to do so. Whilst comprehensive records of IP’s voting instructions are maintained, IP does not report specifically on its voting activity. Whilst being mindful of its fiduciary duty and the interest of all investors, IP believes that automatic public disclosure of its voting records may have a detrimental affect on its ability to manage its portfolios and ultimately would not be in the best interest of all shareholders.

On specific requests from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to limitations detailed in Section 8.

Principle 7

Institutional investors should report periodically on their stewardship and voting activities.

IP complies with Principle 7 through a commitment to provide regular illustrations of its engagement activities and to respond to voting record requests from investors in its portfolios on an individual basis.

Although IP does not report specific findings of company meetings for external use, regular illustrations will be provided to demonstrate that active engagement is at the heart of its investment process. On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to certain limitations outlined in Section 8. Although the rationale for its voting decision is not captured through the voting process, individual fund managers would be expected to articulate their decision whenever required.

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Invesco Perpetual
Policy on Corporate Governance and Stewardship
Appendix 1
Voting on non-UK/European shares
When deciding whether to exercise the voting rights attached to its clients’ non-UK/European shares, IP will take into consideration a number of factors. These will include the:
•	Likely impact of voting on management activity, versus the cost to the client

•	Portfolio management restrictions (e.g. share blocking) that may result from voting

•	Preferences, where expressed, of clients
Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.
Note: Share blocking
Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

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As at 30 September 2010.
Information our products is available on the contact details provided below.
Telephone calls may be recorded.
The value of investments and any income will fluctuate (this may partly be the result of exchange rate fluctuations) and investors may not get back the full amount invested.
Past performance is not a guide to future returns.
Where Invesco Perpetual has expressed views and opinions, these may change.
Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Services Authority.
Invesco Asset Management Limited
Perpetual Park, Perpetual Park Drive, Henley-on-Thames,
Oxfordshire, RG9 1HH
Telephone: Broker Services 0800 0282121
www.invescoperpetual.co.uk
30 Finsbury Square, London EC2A 1AG
Telephone: 020 7065 4000
www.invescoperpetual.co.uk/institutional
Registered in England 949417
Registered Office: 30 Finsbury Square, London, EC2A 1AG

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1.	Proxy Voting Policy
1.1	Introduction

Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way Invesco represents its clients in matters of corporate governance is through the proxy voting process.

This policy sets out Invesco Australia’s approach to proxy voting in the context of portfolio management, client service responsibilities and corporate governance principles.

This policy applies to;
•	all Australian based and managed funds and mandates, in accordance with IFSA Standard No. 13.00 October 2004, clause 9.1 and footnote #3.
This policy does not apply;
•	where investment management of an international fund has been delegated to an overseas Invesco company, proxy voting will rest with that delegated manager.
In order to facilitate its proxy voting process and to avoid conflicts of interest where these may arise, Invesco may retain a professional proxy voting service to assist with in-depth proxy research, vote recommendations, vote execution, and the necessary record keeping.

1.2	Guiding Principles

1.2.1	The objective of Invesco’s Proxy Voting Policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.2.2	The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.2.3	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints.

1.2.4	Invesco considers that proxy voting rights are an important power, which if exercised diligently can enhance client returns, and should be managed with the same care as any other asset managed on behalf of its clients.

1.2.5	Invesco may choose not to vote on a particular issue if this results in shares being blocked from trading for a period of more than 4

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hours; it may not be in the interest of clients if the liquidity of investment holdings is diminished at a potentially sensitive time, such as that around a shareholder meeting.
1.3	Proxy Voting Authority

1.3.1	Authority Overview

An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

Proxy voting policy follows two streams, each defining where discretion to exercise voting power should rest — with Invesco as the investment manager (including its ability to outsource the function), or with individual mandate clients.

Under the first alternative, Invesco’s role would be both to make voting decisions, for pooled funds and on individual mandate clients’ behalf, and to implement those decisions.

Under the second alternative, where IM clients retain voting control, Invesco has no role to play other than administering voting decisions under instructions from our clients on a cost recovery basis.

1.3.2	Individually-Managed Clients

IM clients may elect to retain voting authority or delegate this authority to Invesco. If delegated, Invesco will employ either ISS or ASCI guidelines (selected at inception by the client) but at all times Invesco Investment Managers will retain the ability to override any decisions in the interests of the client. Alternate overlays and ad hoc intervention will not be allowed without Board approval.

In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes.

Some individually-managed clients may wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers[1].

The choice of this directive will occur at inception or at major review events only. Individually managed clients will not be allowed to move on an ad hoc basis between delegating control to the funds manager and full direct control.

[1]	In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations that have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio. Such arrangements will be costed into administration services at inception.

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1.3.3	Pooled Fund Clients

The funds manager is required to act solely in the collective interests of unit holders at large rather than as a direct agent or delegate of each unit holder. The legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit holders in the pooled fund as a whole.

All proxy voting decisions may be delegated to an outsourced provider, but Invesco investment managers will retain the ability to override these decisions in the interests of fund unit holders.

1.4	Key Proxy Voting Issues

1.4.1	Issues Overview

Invesco will consider voting requirements on all issues at all company meetings directly or via an outsourced provider. We will generally not announce our voting intentions and the reasons behind them.

1.4.2	Portfolio Management Issues

Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we invest in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Administrative constraints are highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company — eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases,

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Invesco will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, reasonable consideration of issues and the actual casting of a vote on all such resolutions would entail an unreasonable administrative workload and cost. For this reason, Invesco may outsource all or part of the proxy voting function at the expense of individual funds. Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service.
1.5	Internal Proxy Voting Procedure

In situations where an override decision is required to be made or where the outsourced provider has recused itself from a vote recommendation, the responsible Investment Manager will have the final say as to how a vote will be cast.

In the event that a voting decision is considered not to be in the best interests of a particular client or where a vote is not able to be cast, a meeting may be convened at any time to determine voting intentions. The meeting will be made up of at least three of the following:
Chief Executive Officer;

Head of Operations & Finance;

Head of either Legal or Compliance; and

Relevant Investment Manager(s).
1.6	Client Reporting
Invesco will keep records of its proxy voting activities, directly or through outsourced reporting.
Upon client election, Invesco will report quarterly or annually to the client on proxy voting activities for investments owned by the client.

A record will be kept of the voting decision in each case by Invesco or its outsourced provider. Invesco will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 — Proxy Voting.

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Invesco Hong Kong Limited
PROXY VOTING POLICY
8 April 2004

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Introduction	30

1. Guiding Principles	31

2. Proxy Voting Authority	32

3. Key Proxy Voting Issues	34

4. Internal Admistration and Decision-Making Process	37

5. Client Reporting	39

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INTRODUCTION
This policy sets out Invesco’s approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients

Invesco’s proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

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1.	GUIDING PRINCIPLES
1.1	Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

1.2	The sole objective of Invesco’s proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.3	Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder’s role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise’s Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.4	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

1.5	Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

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2.	PROXY VOTING AUTHORITY
2.1	An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

2.2	An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest — with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco’s role would be both to make voting decisions on clients’ behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

2.3	In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

2.4	Individually-Managed Clients

2.4.1	As a matter of general policy, Invesco believes that unless a client’s mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client’s interests alone.

2.4.2	The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

2.4.3	In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

2.4.4	While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

2.4.5	In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

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2.4.6	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

PROXY VOTING AUTHORITY

Individually-Managed Clients

Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.

In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients’ requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.
2.5	Pooled Fund Clients

2.5.1	The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

2.5.2	These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

2.5.3	As in the case of individually-managed clients who delegate their proxy voting authority, Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

2.5.4	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

PROXY VOTING AUTHORITY

Pooled Fund Clients

In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.

Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

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3.	KEY PROXY VOTING ISSUES
3.1	This section outlines Invesco’s intended approach in cases where proxy voting authority is being exercised on clients’ behalf.

3.2	Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

3.3	Invesco applies two underlying principles. First, our interpretation of ‘material voting issues’ is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ portfolios through investment performance and client service.

3.4	In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

3.5	Portfolio Management Issues — Active Equity Portfolios

3.5.1	While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

3.5.2	In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

3.5.3	Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority — either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

KEY VOTING ISSUES

Major Corporate Proposals

Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.

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ä	contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

ä	approval of changes of substantial shareholdings;

ä	mergers or schemes of arrangement; and

ä	approval of major asset sales or purchases.
As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Invesco’s approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.
3.6	Administrative Issues

3.6.1	In addition to the portfolio management issues outlined above, Invesco’s proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients’ behalf.

3.6.2	There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

3.6.3	In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

3.6.4	While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

3.6.5	These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company — eg. approval of financial accounts or housekeeping amendments to Articles of

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Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a “yes” vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.
3.6.6	Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

KEY PROXY VOTING ISSUES

Administrative Constraints

In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients’ portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.

A significant proportion in this context means 5% or more of the market capitalisation of the company.

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4.	INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS
4.1	The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:
4.2	As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

4.3	A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

4.4	Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

4.5	The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the

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company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.
4.6	A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting “season”, when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco’s ability to influence a custodian’s service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

4.7	The following policy commitments are implicit in these administrative and decision-making processes:

INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS

Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.

The voting decision will be made by the Primary Investment Manager responsible for the market in question.

A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.

Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients’ behalf.

Invesco’s ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

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5.	CLIENT REPORTING
5.1	Invesco will keep records of its proxy voting activities.

5.2	Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

5.2	The following points summarise Invesco’s policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client’s mandate):

CLIENT REPORTING

Where proxy voting authority is being exercised on a client’s behalf, a statistical summary of voting activity will be provided on request as part of the client’s regular quarterly report.

Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

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I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance, Proxy Committee

Policy Approver	Invesco Risk Management Committee

Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy

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would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
RiskMetrics’ Services
Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.
Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

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Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.
Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation
When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

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Override of RiskMetrics’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

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the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

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Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
▪	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

▪	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

▪	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

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In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

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APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

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B6. Proxy Voting
Policy Number: B-6                Effective Date: May 1, 2001                Revision Date: December 2010

1. Purpose and Background
In its trusteeship and management of mutual funds, Invesco Trimark acts as fiduciary to the Fund and must act in its best interest.
2. Application
Invesco Trimark will make every effort to exercise all voting rights with respect to securities held in the accounts (“Accounts”) that it acts as investment fund manager and/or adviser including separately managed portfolios (“SMPs”), investment funds offered in Canada (“Canadian Funds”), investment funds registered under and governed by the US Investment Company Act of 1940, as amended, and to which Invesco Trimark provides advisory services (the “US Funds”).but excluding Accounts (“Sub-Advised Accounts”) that are sub-advised to affiliated or third party advisers (“Sub-Advisers”) to provide investment advice to such accounts. Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s policy, unless the sub-advisory agreement or investment management agreement between the client and Invesco Trimark provides otherwise.
Unless the investment management agreement between Invesco Trimark and its client provides otherwise, Invesco Trimark’s portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Account. Portfolio managers must vote proxies in accordance with the Invesco Trimark Proxy Voting Guidelines (the “Guidelines”), as amended from time to time, a copy of which is attached to this policy.
When a proxy is voted against the recommendation of the publicly traded company’s management, the portfolio manager or designate will provide to the Chief Investment Officer (“CIO”) the reasons in writing for any vote in opposition to management’s recommendation.
Invesco Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Accounts, in accordance with the Guidelines.
3. Proxy Administration, Records Management and Data Retention
3.1 Proxy Administration
Invesco Trimark has a dedicated proxy team within the Investment Operations and Support department (“Proxy Team”). This team is responsible for managing all proxy voting materials. The Proxy Team endeavours to ensure that all proxies and notices are received from all issuers on a timely basis.

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Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.
Once a circular is received, the Proxy Team verifies that all shares and Accounts affected are correctly listed. The Proxy Team then gives a copy of the proxy ballot to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.
Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent.
3.2 Records Management and Data Retention
Invesco Trimark will maintain for all Accounts a record of all proxies received, a record of votes cast and a copy of the reasons for voting against management. In addition, for the US Funds Invesco Trimark will maintain a copy of any document created by Invesco Trimark that was material to making a decision how to vote proxies on behalf of a U.S. Fund and that memorializes the basis of that decision.
The external proxy service provider retains on behalf of Invesco Trimark electronic records of the votes cast and agrees to provide Invesco Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to Invesco Trimark for a period of 7 years.
In the event that Invesco Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.
4. Reporting
The CIO will report on proxy voting to the Compliance Committees of the Invesco Trimark Fund Advisory Board and the Boards of Directors of Invesco Trimark Canada Fund Inc. and Invesco Trimark Corporate Class Inc. (collectively, the “Board Compliance Committees”) on an annual basis with respect to all Canadian Funds and investment funds managed by Invesco Trimark but sub-advised by a Sub-Adviser. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.
In accordance with National Instrument 81-106 (NI 81-106), proxy voting records for all Canadian mutual funds must be prepared annually (for the period ended June 30) and must be posted on Invesco Trimark’s website no later than August 31st of each year.
The Invesco Trimark Compliance department (“Compliance department”) will review a sample of the proxy voting records posted on Invesco Trimark’s website on an annual basis to confirm that the records are posted by the August 31st deadline under NI 81-106.

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A summary of the review will be maintained and preserved by the Compliance department in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.

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INVESCO TRIMARK
PROXY VOTING GUIDELINES
Purpose
The purpose of this document is to describe Invesco Trimark’s general guidelines for voting proxies received from companies held in the accounts (“Accounts”) for which it acts as investment fund manager and/or adviser including separately managed portfolios (“SMPs”), investment funds offered in Canada (“Canadian Funds”) and investment funds registered under and governed by the US Investment Company Act of 1940, as amended, and to which Invesco Trimark provides advisory services (the “US Funds”) but excluding Accounts (“Sub-Advised Accounts”) that are sub-advised by affiliated or third party advisers (“Sub-Advisers”) to provide investment advice to such accounts. Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s policy, unless the sub-advisory agreement or investment advisory agreement between the client and Invesco Trimark provides otherwise.
As part of its due diligence, the Invesco Trimark Compliance department will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.
Introduction
Invesco Trimark has a fiduciary obligation to act in the best long-term economic interest of the Accounts when voting proxies of portfolio companies.
The default is to vote with the recommendation of the publicly traded company’s management.
As a general rule, Invesco Trimark shall vote against any actions that would:
•	reduce the rights or options of shareholders,

•	reduce shareholder influence over the board of directors and management,

•	reduce the alignment of interests between management and shareholders, or

•	reduce the value of shareholders’ investments.
At the same time, since Invesco Trimark’s Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the recommendations of company management. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of company management.

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While Invesco Trimark’s proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.
These guidelines may be amended from time to time.
Conflicts of Interest
When voting proxies, Invesco Trimark’s portfolio managers assess whether there are material conflicts of interest between Invesco Trimark’s interests and those of the Account. A potential conflict of interest situation may include where Invesco Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Trimark’s relationship with the company. In all situations, the portfolio managers will not take Invesco Trimark’s relationship with the company into account, and will vote the proxies in the best interest of the Account. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the CIO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. The CIO will report any conflicts of interest to the Trading Committee and the Independent Review Committee on an annual basis.
I. BOARDS OF DIRECTORS
We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company’s home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.
Voting on Director Nominees in Uncontested Elections
Votes in an uncontested election of directors are evaluated on a case-by-case basis, considering factors that may include:
•	Long-term company performance relative to a market index,

•	Composition of the board and key board committees,

•	Nominee’s attendance at board meetings,

•	Nominee’s time commitments as a result of serving on other company boards,

•	Nominee’s investments in the company,

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•	Whether the chairman is also serving as CEO, and

•	Whether a retired CEO sits on the board.
Voting on Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis, considering factors that may include:
•	Long-term financial performance of the target company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions.
Majority Threshold Voting for Director Elections
We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.
Separating Chairman and CEO
Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.
While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

•	Majority of independent directors;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

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•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Majority of Independent Directors
While we generally support proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.
We generally vote for proposals that request that the board’s audit, compensation, and/or nominating committees be composed exclusively of independent directors.
Stock Ownership Requirements
We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.
We generally vote for proposals that require a certain percentage of a director’s compensation to be in the form of common stock.
Size of Boards of Directors
We believe that the number of directors is important to ensuring the board’s effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.
While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.
Classified or Staggered Boards
In a classified or staggered board, directors are typically elected in two or more “classes”, serving terms greater than one year.
We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.
Director Indemnification and Liability Protection
We recognize that many individuals may be reluctant to serve as corporate directors if they are personally liable for all lawsuits and legal costs. As a result, limitations on

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directors’ liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.
We generally vote for proposals that limit directors’ liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.
II. AUDITORS
A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.
Ratification of Auditors
We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.
We generally vote for the reappointment of the company’s auditors unless:
•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises their independence.
Disclosure of Audit vs. Non-Audit Fees
Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.
There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.
III. COMPENSATION PROGRAMS
Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive

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awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.
While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):
Cash Compensation and Severance Packages
We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.
Executive Compensation (“say on pay”)
Proposals requesting that companies subject each year’s compensation record to a non binding advisory shareholder vote, or so-called “say on pay” proposals will be evaluated on a case-by-case basis.
Equity Based Plans — Dilution
Equity compensation plans can increase the number of shares of a company and therefore dilute the value of existing shares. While such plans can be an effective compensation tool in moderation, they can be a concern to shareholders and their cost needs to be closely watched. We assess proposed equity compensation plans on a case-by-case basis.
Employee Stock Purchase Plans
We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.
Loans to Employees
We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.
Stock Option Plans — Board Discretion
We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail

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and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.
Stock Option Plans — Inappropriate Features
We will generally vote against plans that have any of the following structural features:
•	ability to re-price “underwater” options without shareholder approval,

•	ability to issue options with an exercise price below the stock’s current market price,

•	ability to issue “reload” options, or

•	automatic share replenishment (“evergreen”) features.
Stock Option Plans — Director Eligibility
While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined
Stock Option Plans — Repricing
We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.
Stock Option Plans — Vesting
We will vote against stock option plans that are 100% vested when granted.
Stock Option Plans — Authorized Allocations
We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.
Stock Option Plans — Change in Control Provisions
We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.
IV. CORPORATE MATTERS
We will review proposals relating to changes to capital structure and restructuring on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

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Common Stock Authorization
We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Dual Class Share Structures
Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.
We will generally vote against proposals to create or extend dual class share structures where classes have different voting rights.
Stock Splits
We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.
Reverse Stock Splits
We will vote for proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
Share Repurchase Programs
We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.
Reincorporation
Reincorporation involves re-establishing the company in a different legal jurisdiction.
We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will generally not be supported if solely as part of an anti-takeover defense or as a way to limit directors’ liability.
Mergers & Acquisitions
We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:
•	will result in financial and operating benefits,

•	have a fair offer price,

•	have favourable prospects for the combined companies, and

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•	will not have a negative impact on corporate governance or shareholder rights.
V. SOCIAL RESPONSIBILITY
We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.
We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.
We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.
VI. SHAREHOLDER PROPOSALS
Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:
•	the proposal’s impact on the company’s short-term and long-term share value,

•	its effect on the company’s reputation,

•	the economic effect of the proposal,

•	industry and regional norms applicable to the company,

•	the company’s overall corporate governance provisions, and

•	the reasonableness of the request.
We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:
•	the company has failed to adequately address these issues with shareholders,

•	there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

•	the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

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We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.
Ordinary Business Practices
We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.
Protection of Shareholder Rights
We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.
Barriers to Shareholder Action
We will generally vote for proposals to lower barriers to shareholder action.
Shareholder Rights Plans
We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.
VII. OTHER
We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.
We will vote against any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).
Reimbursement of Proxy Solicitation Expenses
Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

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APPENDIX F
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
          To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
          A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.
          All information listed below is as of December 9, 2011.
Invesco Core Plus Bond Fund

						Institutional
	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
AIM Advisors Inc[1] Attn: Corporate Controller 1360 Peachtree St NE Atlanta, GA 30309-3283%		6.55%	%	%	%	%
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th FL 333 W 34th St New York, NY 10001-2402	—	—	—	—	75.43%	—
Edward D. Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3009	44.46%	19.39%	7.62%	—	—	—

[1]	Owned of record and beneficially

F-1

						Institutional
	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	6.09%	—	—	—	—
Frontier Trust Company FBO Marshall & Sons 401K PL PO Box 10758 Fargo, ND 58106-0758	—	—	—	6.88%	—	—
Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisors 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	—	—	—	—	—	10.20%
Invesco Moderate Asset Allocation Fund Omnibus Account c/o Invesco Advisors 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	—	—	—	—	—	42.27%
Invesco Moderately Conservative Allocation Fund Omnibus Account c/o Invesco Advisors 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	—	—	—	—	—	48.06%

F-2

						Institutional
	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Merill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	—	—	11.39%	—	7.18%	—
Nat’l Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St, 1WFC Attn: Kate- Recon New York, NY 10281-1003	—	5.03%	—	—	—	—
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	—	8.10%	7.78%	—	—	—
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-2499	—	—	8.66%	—	—	—

F-3

Invesco Floating Rate Fund

	Class A	Class C	Class R	Class Y	Institutional Class
	Shares	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
American Enterprise Investment Svc PO Box 9446 Minneapolis, MN 55440-9446	9.86%	—	—	—	—
Citigroup Global Markets House Acct. Attn: Cindy Tempesta, 7th Floor 333 W. 34th St. New York, NY 10001-2402	—	7.91%	—	13.34%	—
Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3009	12.89%	11.41%	—	—	—
First Clearing, LLC Special Custody ACCT For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	7.01%	15.88%	—	27.93%	—
Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisors 11 Greenway Plaza, Ste. 2500 Houston, TX 77046-1134	—	—	—	—	12.62%
Invesco Moderate Asset Allocation Fund Omnibus Account c/o Invesco Advisors 11 E. Greenway Plaza, Ste 2500 Houston, TX 77046-1113	—	—	—	—	44.62%
Invesco Moderately Conservative Allocation Fund Omnibus Account c/o Invesco Advisors 11 Greenway Plaza, Ste. 2500 Houston, TX 77046-1113	—	—	—	—	32.43%

F-4

	Class A	Class C	Class R	Class Y	Institutional Class
	Shares	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	6.32%	16.20%	—	46.39%	—
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.85%	8.86%	29.80%	—	—
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07339-0001	7.51%	—	—	—	—
Turner Research Network Inc 401 (K) Plan 7 Dunwoody Park Ste 121 Dunwoody, GA 30338-6711	—	—	7.36%	—	—
UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	16.28%	12.84%	—	—	—

F-5

Invesco Global Real Estate Income Fund

					Institutional
	Class A Shares	Class B Shares	Class C Shares	Class Y Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
American Enterprise Investment Svc P. O. Box 9446 Minneapolis, MN 55440-9446	23.88%	16.02%	—	5.96%	—
Citigroup Global Markets House Acct. Attn: Cindy Tempesta, 7th Floor 333 W. 34th St. New York, NY 10001-2402	—	—	11.27%	%	—
Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	6.93%	—	—	—	—
First Clearing, LLC A/C Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	7.52%	8.12%	10.98%	24.42%	—
Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisors 11 E. Greenway Plz, Ste. 2500 Houston, TX 77046-1113	—	—	—	—	19.13%
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	—	—	—	22.81%	—
Morgan Stanley Smith Barney Harborside Financial Center Jersey City, NJ 07311	5.78%	—	7.66%	—	—
National Financial SVCs Corp FBO Our Customers Russ Lennon 200 Liberty Street New Yor, NY 10381-1003	—	—	—	—	23.44%

F-6

					Institutional
	Class A Shares	Class B Shares	Class C Shares	Class Y Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
National Financial Svcs Corp FEBO Customers Mutual Funds 200 Liberty, Street, 1WFC New York, NY 10281-1003	7.36%	9.15%	12.20%	—	—
National Financial Services Corp The Exclusive Benefit of Cust One World Financial Center 200 Liberty Street, 5th Floor Attn: Kate Recon New York, NY 10281-5503	—	—	—	14.51%	—
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	6.97%	11.48%	6.22%	15.91%	52.43%
Raymond James Omnibus For Mutual Funds Attn: Courtney Pkwy St. Petersburg, FL 33716-1102	—	—	9.42%	—	—
UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	10.99%	—	7.86%	—	—

F-7

Invesco Structured Core Fund

	Class A	Class B	Class C	Class R	Class Y	Investor Class	Institutional
	Shares	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record	Record
American Enterprise Investment SVC PO Box 9446 Minneapolis, MN 55440-9446	5.60%	—	—	—	—	—	—
Capital Bank & Trust Co TTEE F PSP & Ret Trust of Howard Cooper Inc 4 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	—	—	—	71.43%	—	—	—
Capital Bank & Trust Co Cust FBO Paperlinx North America Inc 401K c/o Planpremier / Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	—	—	—	—	—	5.39%	—
Capital Bank & Trust Co MMP FBO TTEE F Zupan Stores SVGS 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	—	—	—	9.67%	—	—	—
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Fl 333 W 34th St New York, NY 10001-2402	—	—	6.87%	—	14.74%	—	—
Delaware Charter Guarantee & Trust FBO Various Qualified Plans 711 High St. Des Moines, IA 50309-2732	—	—	—	—	—	7.25%	—
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	6.75%	14.15%	15.09%	—	17.57%	—	—

F-8

	Class A	Class B	Class C	Class R	Class Y	Investor Class	Institutional
	Shares	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record	Record
Gregg C Mazonas DDS PC 401 (K) Plan 2158 Intelliplex Dr Ste 114 Shelbyville, IN 46176-8549	—	—	—	5.28	—	—	—
Ilsley Trustco NA Mitra & CO FBO 98 C/O Marshall 11270 West Park Pl, Ste 400 Milwaukee, WI 53224-3638	—	—	—	—	—	—	15.83%
Invesco Group Services, Inc. 1555 Peachtree St. NE Atlanta, GA 30309-2460	—	—	—	—	—	—	21.54%
Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	5.05%	6.16%	11.97%	—	19.52%	—	34.77%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	—	—	10.01%	—	—	—	—
National Financial Services Corp. The Executive Benefit of Customers One World Financial Center 200 Liberty St., 5th Floor Attn: Kate- Recon New York, NY 10281-5503	—	—	—	—	—	—	21.24%

F-9

	Class A	Class B	Class C	Class R	Class Y	Investor Class	Institutional
	Shares	Shares	Shares	Shares	Shares	Shares	Class Shares
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.13%	5.33%	6.51%	—	7.87%	—	—
Management Ownership
          As of December 9, 2011, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 1.14% of Invesco Core Plus Bond Fund and 1.97% of Invesco Structured Core Fund.

F-10

APPENDIX G
MANAGEMENT FEES
          For the last three fiscal years ended August 31, the management fees payable by the Funds, the amounts waived by Invesco and the net fees paid by each Fund were as follows:

	2011			2010			2009
			Net			Net			Net
	Management	Management	Management	Management	Management	Management	Management	Management	Management
Fund Name	Fee Payable	Fee Waivers	Fees Paid	Fee Payable	Fee Waivers	Fees Paid	Fee Payable	Fee Waivers	Fees Paid
Invesco Core Plus	$517,822	$395,816	$122,066	$26,080	$26,080	$0	$3,547	$3,547	$0
Bond Fund
Invesco Floating	5,924,017	110,890	5,813,127	3,400,237	83,536	3,315,701	1,603,455	30,264	1,573,191
Rate Fund
Invesco Global Real	1,980,726	11,161	1,969,565	1,439,691	13,047	1,426,644	623,818	3,912	619,906
Estate Income Fund
Invesco Structured	1,047,810	357,949	689,861	648,644	309,931	338,713	655,360	655,360	0
Core Fund

G-1

APPENDIX H
PORTFOLIO MANAGERS
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of August 31, 2011:

		Other Registered
	Dollar Range	Investment Companies		Other Pooled Investment
	of	Managed (assets in		Vehicles Managed (assets in		Other Accounts Managed
	Investments	millions)		millions)		(assets in millions)
Portfolio	in Each	Number of		Number of		Number of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Core Plus Bond Fund
Chuck Burge	None	8	$14,725.1	8	$3,237.7	2	$205.0
Claudia Calich	None	1	$51.3	7	$1,639.0	1	$70.4
John Craddock	None	4	$1,758.5	1	$785.5	None	None
Peter Ehret	None	9	$2,805.1	None	None	None	None
Invesco Floating Rate Fund
Thomas Ewald	None	3	$2,716.0	None	None	None	None
Gregory Stoeckle	None	5	$4,012.5	27 [2]	$10,345.7 [2]	4 [3]	$1,510.0 [3]

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

[2]	This amount includes 13 funds that pay performance-based fees with $5,000.3M in total assets under management.

[3]	This amount includes 2 funds that pay performance-based fees with $484.1M in total assets under management.

[4]	This amount includes 1 fund that pays performance-based fees with $57.2 M in total assets under management.

H-1

		Other Registered
	Dollar Range	Investment Companies				Other Pooled Investment
	of	Managed (assets in				Vehicles Managed (assets in		Other Accounts Managed
	Investments	millions)				millions)		(assets in millions)
Portfolio	in Each	Number of				Number of		Number of
Manager	Fund[1]	Accounts		Assets		Accounts	Assets	Accounts		Assets
Invesco Global Real Estate Income Fund
Mark Blackburn	$50,001 - $100,000	9		$4,315.9		8	$1,284.8	46	[4]	$13,239.5	[4]
Paul Curbo	$10,001 - $50,000	9		$4,315.9		8	$1,284.8	46	[4]	$13,239.5	[4]
Joe Rodriguez, Jr.	$100,001-$500,000	9		$4,315.9		8	$1,284.8	46	[4]	$13,239.5	[4]
Darin Turner	None	9		$4,315.9		8	$1,284.8	46	[4]	$13,239.5	[4]
Invesco Structured Core Fund
Michael Abata[5]	None	None		None		None	None	None		None
Glen Murphy	None	9	[6]	$1,869.1	[6]	3	$123.1	53		$5,610.2
Daniel Tsai	None	9	[6]	$1,869.1	[6]	10	$776.8	53		$5,610.2
Anne Unflat	None	9	[6]	$1,869.1	[6]	10	$776.8	53		$5,610.2
Andrew Waisburd	None	9	[6]	$1,869.1	[6]	3	$123.1	53		$5,610.2
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate

[5]	Mr. Abata began serving as a portfolio manager of Invesco Structured Core Fund on November 15, 2011. Information for Mr. Abata has been provided as of October 31, 2011.

[6]	This amount includes 9 funds that pay performance-based fees with $1,869.1 M in total assets under management.

H-2

transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[7]
Invesco [8,9] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

[7]	Rolling time periods based on calendar year-end.

[8]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[9]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

H-3

Sub-Adviser	Performance time period[7]
Invesco Senior Secured	N/A
Invesco Canada[8]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.
Invesco Hong Kong[8] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.
Invesco Japan[10]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.

[10]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

H-4

APPENDIX I
ADMINISTRATIVE SERVICES FEES
          The Funds paid Invesco the following amounts for administrative services for the last three fiscal years ended August 31:

Fund Name	2011	2010	2009
Invesco Core Plus Bond Fund[1]	$50,000	$50,000	$12,329
Invesco Floating Rate Fund	257,504	160,759	95,779
Invesco Global Real Estate Income Fund	100,786	50,000	50,000
Invesco Structured Core Fund	50,000	50,000	50,000

[1]	Commenced operations on June 3, 2009

I-1

APPENDIX J
BROKERAGE COMMISSIONS
Set forth below are brokerage commissions1 paid by each of the Funds listed below during the last three fiscal years or periods ended August 31. Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

Fund	2011	2010	2009
Invesco Core Plus Bond Fund[2,3]	$2,551	$245	$60
Invesco Floating Rate Fund	0	0	0
Invesco Global Real Estate Income Fund	346,740	536,359	112,296
Invesco Structured Core Fund[4]	937,121	141,963	807,123

[1]	Disclosure regarding brokerage commissions are limited to commissions paid on agency trades and designated as such on the trade confirms.

[2]	Commenced operations on June 3, 2009.

[3]	The change in brokerage commissions from 2010 to 2011 can be attributed to the changes made to the portfolio following the acquisition of the assets of Invesco Core Bond Fund in June 2010.

[4]	The change in brokerage commissions from 2009 to 2010 can be attributed to the higher risk environment in 2009, which caused the average commission rate for blind principals to be higher.

J-1

APPENDIX K
DIRECTED BROKERAGE (RESEARCH SERVICES)
          During the last fiscal year ended August 31, 2011, each Fund allocated the following amount of transactions to broker-dealers that provided Invesco with certain research, statistics and other information:

		Related
Fund	Transactions[1]	Brokerage Commissions[1]
Invesco Core Plus Bond Fund	$0	$0
Invesco Floating Rate Fund	0	0
Invesco Global Real Estate Income Fund	118,059,961	210,005
Invesco Structured Core Fund	0	0

[1]	Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.
PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS
          During the last fiscal year ended August 31, 2011, the following Funds purchased securities by the following companies, which are “regular” brokers or dealers of one or more of the Funds identified below:

		Market Value
Issuer	Security	(as of August 31, 2011)
Invesco Core Plus Bond Fund
Morgan Stanley	Bonds and Notes	$8,583,380
Goldman, Sachs & Co.	Bonds and Notes	3,016,572

K-1

APPENDIX L
PURCHASE, REDEMPTIONS AND PRICING OF SHARES
Class A2, A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A2, A5, B5, C5 or R5 of a specific Fund may make additional purchases into Class A2, A5, B5, C5 and R5, respectively, of such specific Fund. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Class A, B, C and R shares, shall include Class A2 and A5 (except Invesco Money Market Fund), Class B5, Class C5, and Class R5 shares, respectively, unless otherwise noted. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Invesco Cash Reserve Shares of Invesco Money Market Fund, shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.
Transactions through Financial Intermediaries
          If you are investing indirectly in an Invesco Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Invesco Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Invesco Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in Funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Invesco Funds.
          If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.
Purchase and Redemption of Shares
Purchases of Class A Shares, Class A2 Shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, Class A5 shares of Invesco Money Market Fund and Invesco Balanced-Risk Retirement Funds and Invesco Cash Reserve Shares of Invesco Money Market Fund
           Initial Sales Charges. Each Invesco Fund (other than Invesco Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Distributors and participating dealers for their expenses incurred in connection with the distribution of the Invesco Funds’ shares. You may also be charged a transaction or other fee by the financial intermediary managing your account.
          Class A shares of Invesco Tax-Exempt Cash Fund and Invesco Cash Reserve Shares of Invesco Money Market Fund are sold without an initial sales charge.

L-1

Category I Funds

Invesco Asia Pacific Growth Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Capital Development Fund
Invesco Charter Fund
Invesco China Fund
Invesco Commodities Strategy Fund
Invesco Constellation Fund
Invesco Convertible Securities Fund
Invesco Developing Markets Fund
Invesco Diversified Dividend Fund
Invesco Dynamics Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Energy Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Global Advantage Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco Leisure Fund
Invesco Mid Cap Core Equity Fund
Invesco Moderate Allocation Fund
Invesco Moderately Conservative Allocation Fund
Invesco Premium Income Fund
Invesco Pacific Growth Fund
Invesco Real Estate Fund
Invesco S&P 500 Index Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Companies Fund
Invesco Structured Core Fund
Invesco Summit Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco U.S. Mid Cap Value Fund
Invesco Utilities Fund
Invesco Value Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Value Opportunities Fund

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.75	2.83	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75

L-2

Category II Funds

Invesco California Tax-Free Income Fund
Invesco Core Plus Bond Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco High Yield Securities Fund
Invesco International Total Return Fund
Invesco U.S. Government Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen U.S. Mortgage Fund
Invesco High Income Municipal Fund
Invesco High Yield Fund
Invesco Municipal Bond Fund

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.25
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
Category III Funds
Invesco Limited Maturity Treasury Fund (Class A2 shares)
Invesco Tax-Free Intermediate Fund (Class A2 shares)

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $100,000	1.00%	1.01%	0.75%
$100,000 but less than $250,000	0.75	0.76	0.50
$250,000 but less than $1,000,000	0.50	0.50	0.40
As of the close of business on October 30, 2002, Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases. Effective February 1, 2010, Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund are renamed Class A2 shares.

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Category IV Funds

Invesco Floating Rate Fund
Invesco Limited Maturity Treasury Fund (Class A shares)
Invesco Short Term Bond Fund
Invesco Tax-Free Intermediate Fund (Class A shares)

			Dealer
	Investor’s Sales Charge		Concession
		As a	As a
	As a	Percentage	Percentage
	Percentage	of the Net	of the Net
Amount of Investment in	of the Public	Amount	Amount
Single Transaction	Offering Price	Invested	Invested
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.75	1.78	1.50
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 but less than $1,000,000	1.00	1.01	1.00
          Effective February 1, 2010, Class A3 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund are renamed Class A shares.
          Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A shares of Category I, II or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge (CDSC) if the investor redeems those shares within 18 months after purchase.
          Invesco Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the Invesco Funds may affect total compensation paid.
          Purchases of Class A Shares by Non-Retirement Plans. Invesco Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:
Percent of Purchases
1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million
          If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a “jumbo accumulation

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purchase.” With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).
          If an investor made a Large Purchase of Class A shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund (formerly the Class A3 funds) on and after October 31, 2002, and prior to February 1, 2010, and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.
          Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value (NAV) to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan’s purchase of such Class A shares is a new investment (as defined below):
Percent of Purchases
0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million
          This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.
          A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of Invesco Fund shares, (ii) an exchange of Invesco Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of Invesco Fund shares, or (iv) money returned from another fund family. If Invesco Distributors pays a dealer concession in connection with a plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an Invesco Fund. If the applicable dealer of record is unable to establish that a plan’s purchase of Class A shares at NAV is a new investment, Invesco Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.
          With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).
          Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of Invesco Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as “Qualified Purchasers.”
Definitions
          As used herein, the terms below shall be defined as follows:

•	“Individual” refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

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•	“Spouse” is the person to whom one is legally married under state law;

•	“Domestic Partner” is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

•	“Child” or “Children” include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

•	“Grandchild” or “Grandchildren” include biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a Child of a person standing in loco parentis;

•	“Parent” is a person’s biological or adoptive mother or father;

•	“Grandparent” is a Parent of a person’s biological or adoptive mother or father;

•	“Step-child” is the child of one’s Spouse by a previous marriage or relationship;

•	“Step-parent” is the Spouse of a Child’s Parent; and

•	“Immediate Family” includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children or Grandchildren) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

Individuals

•	an Individual (including his or her spouse or domestic partner, and children);

•	a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

•	a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

•	a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

a.	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the Invesco Funds will not accept separate contributions submitted with respect to individual participants);

b.	each transmittal is accompanied by checks or wire transfers; and

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c.	if the Invesco Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

          How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the Invesco Funds.
Letters of Intent
           A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent (LOI); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.
          The LOI confirms the total investment in shares of the Invesco Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:
Calculating the Initial Sales Charge

•	Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below under “Rights of Accumulation” if Invesco Investment Services, Inc., the Invesco Funds’ transfer agent (Transfer Agent) is advised of all other accounts at the time of the investment.

•	Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

•	If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

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•	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser generally will have to pay the increased amount of sales charge.

•	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will reserve, in escrow or similar arrangement, in the form of shares, an appropriate dollar amount computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those reserved, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the reserved shares will be promptly released.

•	If the intended investment is not completed, the purchaser generally will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the total amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the Transfer Agent will surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Distributors or its designee.

•	If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of reserved shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege
          The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.
LOIs and Contingent Deferred Sales Charges
           All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.
Rights of Accumulation
           A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the Invesco Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the Invesco Funds owned by such purchaser, calculated at their then current public offering price.
          If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any Invesco Fund with a value of $30,000 and wishes to invest an additional $30,000 in a Fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 4.50% will apply to the full $30,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint.

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          To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.
          Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.
          If an investor’s new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares may be subject to a 1% CDSC if the investor redeems them prior to the end of the 18 month holding period.
          Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the Invesco Funds without payment of the applicable sales charge other than to Qualified Purchasers.
          Purchases of Class A shares of Invesco Tax-Exempt Cash Fund and Class A5 shares or Invesco Cash Reserve Shares of Invesco Money Market Fund and Investor Class shares of any Invesco Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.
          Purchases of Class A Shares at Net Asset Value. Invesco Distributors permits certain categories of persons to purchase Class A shares of Invesco Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the Invesco Funds or with Invesco and certain programs for purchase. It is the purchaser’s responsibility to notify Invesco Distributors or its designee of any qualifying relationship at the time of purchase.
          Invesco Distributors believes that it is appropriate and in the Invesco Funds’ best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Distributors without payment of a sales charge.
          Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

•	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above;

•	Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Fiserv Output Solutions, a division of Fiserv Solutions, Inc.;

•	Any registered representative or employee of any intermediary who has an agreement with Invesco Distributors to sell shares of the Invesco Funds (this includes any members of their Immediate Family);

•	Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);

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•	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account;

•	Employer-sponsored retirement plans (the Plan or Plans) that are Qualified Purchasers, as defined above, provided that such Plans:

a.	have assets of at least $1 million; or

b.	have at least 100 employees eligible to participate in the Plan; or

c.	execute through a single omnibus account per Fund; further provided that Plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the Plan or the number of eligible employees unless the employer or Plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

•	“Grandfathered” shareholders as follows:

a.	Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the Invesco Funds;

b.	Shareholders of record of Class H, Class L, Class P and/or Class W of applicable predecessor funds on May 28, 2010 who have continuously owned shares of the corresponding Invesco Funds;

c.	Shareholders of record or discretionary advised clients of any investment adviser holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of Invesco Constellation Fund or Invesco Charter Fund, respectively;

d.	Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of Invesco Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of Invesco Constellation Fund is effected within 30 days of the redemption or repurchase;

e.	A shareholder of a Fund that merges or consolidates with an Invesco Fund or that sells its assets to an Invesco Fund in exchange for shares of an Invesco Fund;

f.	Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

g.	Certain former AMA Investment Advisers’ shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

h.	Shareholders of record of Advisor Class shares of an Invesco Fund on February 11, 2000 who have continuously owned shares of that Invesco Fund, and who purchase additional shares of that Invesco Fund;

i.	Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

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j.	Shareholders of record of Class B shares of Invesco Global Dividend Growth Securities Fund on May 20, 2011, who have continuously owned shares and who purchase additional Class A shares of Invesco Global Core Equity Fund, respectively; and

k.	Shareholders of record of Class B shares of Invesco Van Kampen Global Equity Allocation Fund on May 20, 2011, who have continuously owned shares and who purchase additional Class A shares of Invesco Global Core Equity Fund, respectively.

•	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

•	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

•	Insurance company separate accounts;

•	Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

a.	such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

b.	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

c.	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

•	Transfers to IRAs that are attributable to Invesco Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

•	Rollovers from Invesco held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco IRA.

          In addition, an investor may acquire shares of any of the Invesco Funds at net asset value in connection with:

•	reinvesting dividends and distributions;

•	exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;

•	the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Investment Services;

•	as a result of a Fund’s merger, consolidation or acquisition of the assets of another Fund;

•	the purchase of Class A shares with proceeds from the redemption of Class B, Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or

•	when buying Class A shares of Invesco Tax-Exempt Cash Fund.

•	Unit investments trusts sponsored by Invesco Distributors or its affiliates.

•	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A

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shares of the Invesco Funds. The Invesco Funds reserve the right to modify or terminate this program at any time.
          Payments to Dealers. Invesco Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
          The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, “financial advisers” include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Distributors or one or more of its corporate affiliates (collectively, the Invesco Distributors Affiliates). In addition to those payments, Invesco Distributors Affiliates may make additional cash payments to financial advisers in connection with the promotion and sale of shares of the Invesco Funds. Invesco Distributors Affiliates make these payments from their own resources, from Invesco Distributors’ retention of underwriting concessions and from payments to Invesco Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Distributors Affiliates will be reimbursed directly by the Invesco Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial adviser, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisers that sell shares of the Invesco Funds receive one or more types of these cash payments. Financial advisers negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial adviser to another. Invesco Distributors Affiliates do not make an independent assessment of the cost of providing such services.
          Certain financial advisers listed below received one or more types of the following payments during the prior calendar year. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisers not listed below. Accordingly, please contact your financial adviser to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.
          Financial Support Payments. Invesco Distributors Affiliates make financial support payments as incentives to certain financial advisers to promote and sell shares of Invesco Funds. The benefits Invesco Distributors Affiliates receive when they make these payments include, among other things, placing Invesco Funds on the financial adviser’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial adviser’s sales force or to the financial adviser’s management. Financial support payments are sometimes referred to as “shelf space” payments because the payments compensate the financial adviser for including Invesco Funds in its Fund sales system (on its sales shelf). Invesco Distributors Affiliates compensate financial advisers differently depending typically on the level and/or type of considerations provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based adviser programs — some of which may generate certain other payments described below).
          The financial support payments Invesco Distributors Affiliates make may be calculated on sales of shares of Invesco Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial adviser during the particular period. Such payments also may be calculated on the average daily net assets of the applicable Invesco Funds attributable to that particular financial adviser (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-

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Based Payments primarily create incentives to make new sales of shares of Invesco Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Invesco Funds in investor accounts. Invesco Distributors Affiliates may pay a financial adviser either or both Sales-Based Payments and Asset-Based Payments.
          Sub-Accounting and Networking Support Payments. Invesco Investment Services, an Invesco Distributors Affiliate, acts as the transfer agent for the Invesco Funds, registering the transfer, issuance and redemption of Invesco Fund shares, and disbursing dividends and other distributions to Invesco Funds shareholders. However, many Invesco Fund shares are owned or held by financial advisers, as that term is defined above, for the benefit of their customers. In those cases, the Invesco Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial adviser. In these situations, Invesco Distributors Affiliates may make payments to financial advisers that sell Invesco Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Distributors Affiliates also may make payments to certain financial advisers that sell Invesco Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.
          All fees payable by Invesco Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the Invesco Funds, subject to certain limitations approved by the Board of the Trust.
          Other Cash Payments. From time to time, Invesco Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of a Fund. Such compensation provided by Invesco Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial adviser, one-time payments for ancillary services such as setting up funds on a financial adviser’s mutual fund trading systems, financial assistance to financial advisers that enable Invesco Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA) (formerly, NASD, Inc.). Invesco Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
          Invesco Distributors Affiliates are motivated to make the payments described above because they promote the sale of Invesco Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of Invesco Funds or retain shares of Invesco Funds in their clients’ accounts, Invesco Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Distributors Affiliates by the Invesco Funds with respect to those assets.
          In certain cases these payments could be significant to the financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial adviser about any payments it receives from Invesco Distributors Affiliates or the Invesco Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial adviser at the time of purchase.

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Certain Financial Advisers that Receive One or More Types of Payments

1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc
Advantage Capital Corporation
Advest Inc.
AIG Retirement
Allianz Life
Allstate
American Portfolios Financial Services Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise APS Financial Corporation
Ascensus
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bank of America
Bank of Oklahoma
BCG Securities
Bear Stearns Securities Corp.
Benefit Plans, Inc.
BOSC, Inc.
Branch Banking & Trust Company
Brinker Capital
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Insurance Life Annuity
Chase Citibank, N.A.
Citigroup
Citistreet
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass Bank
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Deutsche Bank Securities, Inc.
Diversified Investment Advisors
Dorsey & Company Inc.
Edward Jones & Co.
Equity Services, Inc.
Expertplan
Fidelity
Fifth Third Bank
Fifth Third Securities, Inc.
Financial Data Services Inc.
Financial Network Investment Corporation
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE Capital Life Insurance Company of New York
GE Life & Annuity Company
Genworth
Genworth Financial Securities Corp.
Glenbrook Life and Annuity Company
Goldman, Sachs & Co.
Great West Life
Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.
Hare and Company
Hartford
H.D. Vest
Hewitt Financial Services
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
Huntington Capital
Huntington National Bank
The Huntington Investment Company
ICMA Retirement Corporation
ING
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
J.M. Lummis Securities
JP Morgan
Kanaly Trust Company
Kemper
LaSalle Bank, N.A.
Lincoln Financial
Lincoln Investment Planning
Loop Capital Markets, LLC
LPL Financial Corp.
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon Bank N.A.
Mellon Financial
Mellon Financial Markets
Mercer Trust Company
Merrill Lynch
Metlife
Metropolitan Life
Meyer Financial Group, Inc.
Minnesota Life Insurance Co.
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
MSCS Financial Services, LLC
Multi-Financial Securities Corporation
Municipal Capital Markets Group, Inc.
Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Financial Services Corporation
National Planning Corporation
National Planning Holdings
National Retirement Partners Inc.
Nationwide
New York Life
Next Financial Group, Inc.
NFP Securities Inc.
NRP Financial
Northeast Securities, Inc.
Northwestern Mutual Investment Services
OneAmerica Financial Partners Inc.
Oppenheimer & Company, Inc.
Oppenheimer Securities
Oppenheimer Trust Company
Pacific Life
Penn Mutual Life
Penson Financial Services
Pershing LLC
PFS Investments, Inc.

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Phoenix Life Insurance Company
Piper Jaffray
PJ Robb
Plains Capital Bank
Plan Administrators
Planco
PNC Bank, N.A.
PNC Capital Markets LLC
PNC Investments, LLC
Primevest Financial Services, Inc.
Princeton Retirement Group, Inc.
Principal Financial
Proequities, Inc.
Prudential
R B C Dain Rauscher, Inc.
RBC Wealth Management
Raymond James
Ridge Clearing
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
Riversource (Ameriprise)
RSBCO
S I I Investments, Inc.
SagePoint Financial, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Scott & Stringfellow, Inc.
Securities America, Inc.
Securian Financial Services, Inc.
Security Distributors, Inc.
Sentra Securities
Signator Investors, Inc.
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Smith Barney Inc.
Smith Hayes Financial Services
Southwest Securities
Sovereign Bank
Spelman & Company
State Farm
State Street Bank & Trust Company
Sterne Agee Financial Services, Inc.
Stifel Nicolaus & Company
Summit Brokerage Services, Inc.
Summit Equities, Inc.
SunAmerica Securities, Inc.
SunGard
Sun Life
SunTrust
SunTrust Robinson Humphrey, Inc.
SWS Financial Services, Inc.
Symetra Investment Services Inc.
TD Ameritrade
The (Wilson) William Financial Group
TFS Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life
Transamerica Capital Inc.
Transamerica Treasury Curve, LLC
Treasury Strategies
T Rowe Price
Trust Management Network, LLC
U.S. Bancorp
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank
Union Bank of California, N.A.
Union Central
United Planners Financial
USB Financial Services, Inc.
US Bank
U.S. Bank, N.A.
UVEST
USI Securities, Inc.
The Vanguard Group
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Vining Sparks IBG, LP
Wachovia Capital Markets, LLC
Wachovia
Waddell & Reed, Inc.
Wadsworth Investment Co., Inc.
Wall Street Financial Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo
Woodbury Financial Services, Inc.
Zions Bank

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Purchases of Class B Shares
          New or additional investments in Class B shares are no longer permitted; but investors may pay a CDSC if they redeem their shares within a specified number of years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the Invesco Funds at the time of such sales. Payments are equal to 4.00% of the purchase price, which generally consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.
Purchases of Class C Shares
           Class C shares are sold at net asset value, and are not subject to an initial sales charge. Investors in Class C shares may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into Invesco Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Invesco Funds (except for Class C shares of Invesco Short Term Bond Fund) at the time of such sales. Payments with respect to Invesco Funds other than Invesco Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to Invesco Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Invesco Funds on or after May 1, 1995, and in circumstances where Invesco Distributors grants an exemption on particular transactions.
Payments with Regard to Converted Class K Shares
           For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares’ Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Distributors’ own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.
Purchase and Redemption of Class P Shares
           Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see Invesco Summit Fund’s Prospectus for details.
Purchases of Class R Shares
           Class R shares are sold at net asset value, and are not subject to an initial sales charge. For purchases of Class R shares of Category I, II or IV Funds, Invesco Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an Invesco Fund was offered as an investment option:
Percent of Cumulative Purchases
0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million

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          With regard to any individual purchase of Class R shares, Invesco Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan’s account(s).
Purchases of Class S Shares
           Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S Shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option. Class S shares have a 12b-1 fee of 0.15%.
Purchases of Class Y Shares
          Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.
Purchases of Investor Class Shares
          Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.
Purchases of Institutional Class Shares
           Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.
Exchanges
          Terms and Conditions of Exchanges. Normally, shares of an Invesco Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a Fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.
Redemptions
          General. Shares of the Invesco Funds may be redeemed directly through Invesco Distributors or through any dealer who has entered into an agreement with Invesco Distributors. In addition to the Funds’ obligation to redeem shares, Invesco Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected

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Dealer Agreements with Invesco Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Investment Services, the Funds’ transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.
          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of Fund not reasonably practicable. With respect to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, in the event that the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust as defined in the 1940 Act, determines that the extent of the deviation between the Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Board of Trustees has the authority to suspend redemptions of the Fund shares.
          Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an Invesco Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.
          Payments under a Systematic Redemption Plan constitute taxable events. Because such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Also because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.
          Each Invesco Fund bears its share of the cost of operating the Systematic Redemption Plan.
Contingent Deferred Sales Charges Imposed upon Redemption of Shares
          A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into or Invesco Short Term Bond Fund). (In addition, no CDSC applies to Class A2 shares.) See the Prospectus for additional information regarding CDSCs.
          Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:

•	Redemptions of shares of Category I, II or IV Funds held more than 18 months;

•	Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section

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501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

•	Redemptions of shares by the investor where the investor’s dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

•	Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

•	Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and

•	Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.

          Contingent Deferred Sales Charge Exceptions for Class B and C Shares. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

•	Additional purchases of Class C shares of Invesco International Core Equity Fund and Invesco Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to Invesco International Core Equity Fund, and Invesco Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;

•	Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of Invesco and its affiliates.

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CDSCs will not apply to the following redemptions of Class C shares:

•	A total or partial redemption of shares where the investor’s dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and

•	Redemptions of Class C shares of a Fund other than Invesco Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of Invesco Short Term Bond Fund.

General Information Regarding Purchases, Exchanges and Redemptions
           Good Order. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Investment Services policy and procedures and U.S. regulations. Invesco Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive the current price. To be in good order, an investor or financial intermediary must supply Invesco Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.
          Authorized Agents. Invesco Investment Services and Invesco Distributors may authorize agents to accept purchase and redemption orders that are in good order on behalf of the Invesco Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.
          Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of each Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. Invesco Funds may waive or modify any signature guarantee requirements at any time.
          Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Investment Services’ current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided

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that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution” and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Investment Services.
          Transactions by Telephone. By signing an account application form, an investor agrees that Invesco Investment Services may surrender for redemption any and all shares held by Invesco Investment Services in the designated account(s), or in any other account with any of the Invesco Funds, present or future, which has the identical registration as the designated account(s). Invesco Investment Services and Invesco Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the Invesco Funds, provided that such Fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Investment Services and Invesco Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.
          Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Investment Services nor Invesco Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder’s personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the Invesco Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.
          Abandoned Property. It is the responsibility of the investor to ensure that Invesco Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to Invesco Investment Services. Upon receiving returned mail, Invesco Investment Services will attempt to locate the investor or rightful owner of the account. If Invesco Investment Services is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. Invesco Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
          Retirement Plans Sponsored by Invesco Distributors. Invesco Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the Funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial adviser or other intermediary for details.

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          Miscellaneous Fees. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

•	an annual custodial fee on accounts where Invesco Distributors acts as the prototype sponsor;

•	expedited mailing fees in response to overnight redemption requests; and

•	copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.
Institutional Class Shares
          Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Investment Services, Inc. at P.O. Box 219078, Kansas City, Missouri 64121-9078. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Investment Services.
          Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor’s payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.
          A financial intermediary may submit a written request to Invesco Investment Services for correction of transactions involving Fund shares. If Invesco Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.
          An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.
          Generally payment for redeemed shares is made by Federal Reserve wire to the account designated in the investor’s account application. By providing written notice to his financial intermediary or to Invesco Investments Services, an investor may change the account designated to receive redemption proceeds. Invesco Investment Services may request additional documentation.
          Invesco Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity.
Offering Price
          The following formula may be used to determine the public offering price per Class A share of an investor’s investment:
          Net Asset Value / (1 — Sales Charge as % of Offering Price) = Offering Price. For example, at the close of business on August 31, 2011, Invesco Core Plus Bond Fund — Class A shares had a net asset value per share of $10.50. The offering price, assuming an initial sales charge of 5.50%, therefore was $11.13.

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          Institutional Class shares of the Invesco Funds are offered at net asset value.
Calculation of Net Asset Value
          Each Invesco Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE on each business day of the Invesco Fund. In the event the NYSE closes early on a particular day, each Invesco Fund determines its net asset value per share as of the close of the NYSE on such day. Futures contracts may be valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Invesco Funds determine net asset value per share by dividing the value of an Invesco Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of an Invesco Fund’s net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Invesco Fund’s financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Invesco Fund at period end.
          A security listed or traded on an exchange (excluding convertible bonds) held by an Invesco Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.
          Short-term investments (including commercial paper) are valued at amortized cost when the security has 60 days or less to maturity.
          Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of an Invesco Fund’s shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected

L-23

security as of the close of the NYSE as determined in good faith using procedures approved by the Board.
          Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Invesco Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.
          Invesco Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Invesco Fund. Because the net asset value per share of each Invesco Fund is determined only on business days of the Invesco Fund, the value of the portfolio securities of an Invesco Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Invesco Fund.
          Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Redemptions in Kind
          Although the Invesco Funds generally intend to pay redemption proceeds solely in cash, the Invesco Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, an Invesco Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Invesco Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Invesco Funds made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of an Invesco Fund, is obligated to redeem for cash all shares presented to such Invesco Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Invesco Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.
Backup Withholding
          Accounts submitted without a correct, certified taxpayer identification number (TIN) or, alternatively, a correctly completed and currently effective Internal Revenue Service (IRS) Form W-8 (for

L-24

non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information generally will be subject to backup withholding.
          Each Invesco Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Invesco Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Invesco Fund with a TIN and a certification that he is not subject to backup withholding.
          An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Invesco Fund;

2.	the IRS notifies the Invesco Fund that the investor furnished an incorrect TIN;

3.	the investor or the Invesco Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Invesco Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

          Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.
          Certain payees and payments are exempt from backup withholding and information reporting. Invesco or Invesco Investment Services will not provide Form 1099 to those payees.
          Investors should contact the IRS if they have any questions concerning withholding.
          IRS Penalties — Investors who do not supply the Invesco Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.
          Nonresident Aliens — Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.

L-25

APPENDIX M
AMOUNTS PAID TO INVESCO DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS
     A list of amounts paid by each class of shares to Invesco Distributors pursuant to the Plans for the fiscal year ended August 31, 2011 follows:

	Class A	Class B	Class C	Class R	Investor Class
Fund	Shares	Shares	Shares	Shares	Shares
Invesco Core Plus Bond Fund	$146,724	$65,213	$81,002	$3,149	N/A
Invesco Floating Rate Fund	$1,199,459	N/A	$1,943,500	$7,250	N/A
Invesco Global Real Estate Income Fund	$440,989	$18,905	$223,357	N/A	N/A
Invesco Structured Core Fund	$159,996	$66,543	$151,882	$7,114	$182,905

M-1

APPENDIX N
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS
     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2011 follows:

		Printing &		Underwriters	Dealers	Travel Relating
	Advertising	Mailing	Seminars	Compensation	Compensation	to Marketing	Personnel
Invesco Core Plus Bond Fund	$0	$0	$0	$0	$146,724	$0	$0
Invesco Floating Rate Fund	0	0	0	0	1,199,460	0	0
Invesco Global Real Estate Income Fund	0	0	0	0	440,989	0	0
Invesco Structured Core Fund	0	0	0	0	159,996	0	0
     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended August 31, 2011 follows:

		Printing &		Underwriters	Dealers	Travel Relating to
	Advertising	Mailing	Seminars	Compensation	Compensation	Marketing	Personnel
Invesco Core Plus Bond Fund	$0	$0	$0	$48,910	$13,445	$0	$2,858
Invesco Global Real Estate Income Fund	1,051	231	0	14,179	3,444	0	0
Invesco Structured Core Fund	0	0	0	49,907	13,693	0	2,943
     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2011 follows:

N-1

		Printing &		Underwriters	Dealers	Travel Relating
	Advertising	Mailing	Seminars	Compensation	Compensation	to Marketing	Personnel
Invesco Core Plus Bond Fund	$295	$0	$0	$26,392	$50,210	$0	$4,105
Invesco Floating Rate Fund	28,543	1,366	12,945	746,372	986,430	12,499	155,345
Invesco Global Real Estate Income Fund	1,476	94	1,310	87,215	119,904	1,048	12,310
Invesco Structured Core Fund	531	0	0	22,259	125,912	0	3,180
     An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended August 31, 2011 follows:

		Printing &		Underwriters	Dealers	Travel Relating
	Advertising	Mailing	Seminars	Compensation	Compensation	to Marketing	Personnel
Invesco Core Plus Bond Fund	$45	$2	$23	$605	$2,206	$21	$247
Invesco Floating Rate Fund	108	7	61	1,575	4,788	54	657
Invesco Structured Core Fund	48	3	18	605	6,165	20	255
     An estimate by category of the allocation of actual fees paid by Investor Class shares of Fund during the fiscal year ended August 31, 2011 follows

		Printing &		Underwriters	Dealers	Travel Relating
	Advertising	Mailing	Seminars	Compensation	Compensation	to Marketing	Personnel
Invesco Structured Core Fund	$0	$0	$0	$182,905	$0	$0	$0

N-2

APPENDIX O
TOTAL SALES CHARGES
     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Distributors for the last three fiscal years ending August 31:

	2011		2010		2009
	Sales	Amount		Amount		Amount
	Charges	Retained	Sales Charges	Retained	Sales Charges	Retained
Invesco Core Plus Bond Fund	$509,596	$38,382	$16,037	$2,024	$755	$145
Invesco Floating Rate Fund	1,445,498	272,132	571,866	94,481	285,532	57,809
Invesco Global Real Estate Income Fund	452,580	52,643	359,734	49,374	116,494	18,147
Invesco Structured Core Fund	19,102	2,663	817	817	8,406	1,580
     The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by Invesco Distributors for the last three fiscal years ended August 31:

	2011	2010	2009
Invesco Core Plus Bond Fund	$13,607	$733	—
Invesco Floating Rate Fund	89,330	60,889	$24,878
Invesco Global Real Estate Income Fund	3,322	4,916	2,945
Invesco Structured Core Fund	22,296	63	1,865

O-1

Statement of Additional Information	December 16, 2011

AIM Counselor Series Trust (Invesco Counselor Series Trust)
This Statement of Additional Information (the SAI) relates to each portfolio (each a Fund, collectively, the Funds) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) listed below. Each Fund offers separate classes of shares as follows:

Fund	Class A	Class B	Class C	Class R	Class Y	Institutional
Invesco California Tax-Free Income Fund	CLFAX	CLFBX	CLFCX	N/A	CLFDX	N/A

Invesco Equally-Weighted S&P 500 Fund	VADAX	VADBX	VADCX	VADRX	VADDX	N/A

Invesco S&P 500 Index Fund	SPIAX	SPIBX	SPICX	N/A	SPIDX	N/A

Invesco Van Kampen American Franchise Fund	VAFAX	VAFBX	VAFCX	VAFRX	VAFIX	VAFNX

Invesco Van Kampen Equity and Income Fund	ACEIX	ACEQX	ACERX	ACESX	ACETX	ACEKX

Invesco Van Kampen Growth and Income Fund	ACGIX	ACGJX	ACGKX	ACGLX	ACGMX	ACGQX

Invesco Van Kampen Pennsylvania Tax Free Income Fund	VKMPX	VKPAX	VKPCX	N/A	VKPYX	N/A

Invesco Van Kampen Small Cap Growth Fund	VASCX	VBSCX	VCSCX	N/A	VISCX	N/A

Statement of Additional Information	December 16, 2011

AIM Counselor Series Trust (Invesco Counselor Series Trust)
This SAI is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Funds listed below. When issued, portions of each Fund’s financial statements will be incorporated into this SAI by reference to such Fund’s most recent Annual Report to shareholders. You may obtain, without charge, a copy of any Prospectus and/or Annual Report for any Fund listed below from an authorized dealer or by writing to:
Invesco Investment Services, Inc.
P.O. Box 219078
Kansas City, MO 64121-9078
or by calling (800) 959-4246
or on the Internet: www.invesco.com/us
This SAI, dated December 16,2011, relates to the Class A, Class B, Class C, Class R and Class Y (collectively, the Retail Classes) and Institutional Class shares, as applicable, of the following Prospectuses:

	Retail Classes	Institutional Classes
Invesco California Tax-Free Income Fund	December 16, 2011	N/A
Invesco Equally-Weighted S&P 500 Fund	December 16, 2011	N/A
Invesco S&P 500 Index Fund	December 16, 2011	N/A
Invesco Van Kampen American Franchise Fund	December 16, 2011	December 16, 2011
Invesco Van Kampen Equity and Income Fund	December 16, 2011	December 16, 2011
Invesco Van Kampen Growth and Income Fund	December 16, 2011	December 16, 2011
Invesco Van Kampen Pennsylvania Tax Free Income Fund	December 16, 2011	N/A
Invesco Van Kampen Small Cap Growth Fund	December 16, 2011	N/A
The Trust has established other funds which are offered by separate prospectuses and a separate SAI.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE TRUST	1
Fund History	1
Shares of Beneficial Interest	1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS	3
Classification	3
Investment Strategies and Risks	3
Equity Investments	3
Foreign Investments	6
Exchange-Traded Funds	8
Exchange-Traded Notes	8
Debt Investments	9
Other Investments	47
Investment Techniques	51
Derivatives	56
Fund Policies	64
Portfolio Turnover	67
Policies and Procedures for Disclosure of Fund Holdings	67
MANAGEMENT OF THE TRUST	70
Board of Trustees	70
Trustee Ownership of Fund Shares	82
Compensation	82
Retirement Plan for Trustees	82
Deferred Compensation Agreements	82
Purchase of Class A Shares of the Funds at Net Asset Value	83
Purchase of Class Y Shares of the Funds at Net Asset Value	83
Code of Ethics	83
Proxy Voting Policies	83
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	84
INVESTMENT ADVISORY AND OTHER SERVICES	84
Investment Adviser	84
Investment Sub-Advisers	88
Portfolio Managers	89
Securities Lending Arrangements	89
Service Agreements	89
Other Service Providers	90
BROKERAGE ALLOCATION AND OTHER PRACTICES	91
Brokerage Transactions	91
Commissions	92
Broker Selection	92
Directed Brokerage (Research Services)	94
Regular Brokers	95
Allocation of Portfolio Transactions	95
Allocation of Initial Public Offering (IPO) Transactions	95
PURCHASE, REDEMPTION AND PRICING OF SHARES	95
DISTRIBUTION OF SECURITIES	114
Distributor	114
Distribution Plans	116
FINANCIAL STATEMENTS	105
PENDING LITIGATION	106

i

APPENDICES:
RATINGS OF DEBT SECURITIES	A-1
PERSONS TO WHOM INVESCO PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS	B-1
TRUSTEES AND OFFICERS	C-1
TRUSTEE COMPENSATION TABLE	D-1
PROXY POLICIES AND PROCEDURES	E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS SECURITIES	F-1
MANAGEMENT FEES	G-1
PORTFOLIO MANAGERS	H-1
ADMINISTRATIVE SERVICES FEES	I-1
BROKERAGE COMMISSIONS	J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS	K-1
PURCHASE, REDEMPTION AND PRICING OF SHARES	L-1
AMOUNTS PAID PURSUANT TO DISTRIBUTIONS PLAN	M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS	N-1
TOTAL SALES CHARGES	O-1

ii

GENERAL INFORMATION ABOUT THE TRUST
Fund History
     AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company. The Trust was organized as a Delaware statutory trust on July 29, 2003. Under the Trust’s Agreement and Declaration of Trust, as amended (the Trust Agreement), the Board of Trustees of the Trust (the Board) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. Prior to April 30, 2010, the Trust was known as AIM Counselor Series Trust.
     On June 1, 2010, each Fund assumed the assets and liabilities of its predecessor fund (each a predecessor fund, collectively, the predecessor funds) as shown below.

Fund	Predecessor Fund
Invesco California Tax-Free Income Fund	Morgan Stanley California Tax-Free Income Fund
Invesco Equally-Weighted S&P 500 Fund	Morgan Stanley Equally-Weighted S&P 500 Fund
Invesco S&P 500 Index Fund	Morgan Stanley S&P 500 Index Fund
Invesco Van Kampen American Franchise Fund	Van Kampen American Franchise Fund
Invesco Van Kampen Equity and Income Fund	Van Kampen Equity and Income Fund
Invesco Van Kampen Growth and Income Fund	Van Kampen Growth and Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund	Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen Small Cap Growth Fund	Van Kampen Small Cap Growth Fund
     All historical financial information and other information contained in this SAI for periods prior to June 1, 2010 relating to each Fund (or any classes thereof) is that of its predecessor fund (or the corresponding classes thereof).
Shares of Beneficial Interest
     Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances, subject in certain circumstances to a contingent deferred sales charge or redemption fee.
     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust’s books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund subject to oversight by the Board, primarily on the basis of relative net assets, or other relevant factors.
     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.
     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.
     The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or class will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

1

     Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class’s distribution plan.
     The Trust Agreement and the Trust’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders of a Fund must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund.
     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Advisers, Inc. (the Adviser or Invesco). When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that when shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of fewer than 50% of the shares voting for the election of trustees will not be able to elect any trustees.
     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.
     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust (Disabling Conduct). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.
     Share Certificates. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

2

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
Classification
     The Trust is an open-end management investment company. Each of the Funds is “diversified” for purposes of the 1940 Act.
Investment Strategies and Risks
     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco and/or the Sub-Advisers (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund’s prospectus. Where a particular type of security or investment technique is not discussed in a Fund’s prospectus, that security or investment technique is not a principal investment strategy.
     Unless otherwise indicated, a Fund may invest in all of the following types of investments. Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund might not invest in all of these types of securities or use all of these techniques at any one time. Invesco and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective(s), policies and restrictions described in that Fund’s prospectus and/or this SAI, as well as the federal securities laws.
     The Funds’ investment objectives, policies, strategies and practices described below are non-fundamental and may be changed without approval of the holders of the Funds’ voting securities unless otherwise indicated.
Equity Investments
     Common Stock. Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company. Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings. A Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock and general creditors take precedence over the claims of those who own common stock.
     The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Preferred Stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

3

     Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.
     Convertible Securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.
     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

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     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
     While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.
     Enhanced Convertible Securities. “Enhanced” convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.
     Synthetic Convertible Securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together, resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a security or index.
     Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further a Fund’s or an Underlying Fund’s investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.
     The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.
     Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.
Foreign Investments

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     Foreign Securities.
     Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers (foreign securities). ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs or EDRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs or EDRs that are “sponsored” means that the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR or EDR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.
     Foreign debt securities include corporate debt securities of foreign issuers, certain foreign bank obligations (see “Bank Instruments”) and U.S. dollar or foreign currency denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities (see “Foreign Government Obligations”), international agencies and supranational entities.
     The Funds consider various factors when determining whether a company is in a particular country, including whether (1) it is organized under the laws of a country; (2) it has a principal office in a country; (3) it derives 50% or more of its total revenues from businesses in a country; and/or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a particular country.
     Investments by a Fund in foreign securities, including ADRs and EDRs, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below in addition to those accompanying an investment in issuers in the United States.
     Currency Risk. The value in U.S. dollars of the Fund’s non-dollar-denominated foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.
     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.
     Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds’ shareholders.

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     There is generally less government supervision and regulation of securities exchanges, brokers, dealers, and listed companies in foreign countries than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets may also have different clearance and settlement procedures. If a Fund experiences settlement problems it may result in temporary periods when a portion of the Fund’s assets are uninvested and could cause the Fund to miss attractive investment opportunities or a potential liability to the Fund arising out of the Fund’s inability to fulfill a contract to sell such securities.
     Market Risk. Investing in foreign markets generally involves certain risks not typically associated with investing in the United States. The securities markets in many foreign countries will have substantially less trading volume than the U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Obtaining and/or enforcing judgments in foreign countries may be more difficult, which may make it more difficult to enforce contractual obligations. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may also be associated with the maintenance of assets in foreign jurisdictions. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.
     Risks of Developing Countries. A Fund may invest in securities of companies located in developing countries. Unless a Fund’s prospectus includes a different definition, the Funds consider developing countries to be those countries that are not included in the MSCI World Index.
     Investments in developing countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:
i.	Restriction, to varying degrees, on foreign investment in stocks;

ii.	Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;

iii.	Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;

iv.	Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing countries;

v.	Many of the developing countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and

vi.	There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.
     Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers. Floating rate loans are made to and floating rate debt securities are issued by non-U.S. borrowers. Such loans and securities will be U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and the borrower will meet the credit quality standards established by Invesco and the Sub-Advisers for U.S. borrowers. The Funds similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Funds in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Funds, in U.S. dollars pursuant to foreign currency swaps.
     Foreign Government Obligations. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under Foreign Securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt

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obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds.”
     Foreign Bank Obligations. Foreign bank obligations include certificates of deposit, banker’s acceptances and fixed time deposits and other obligations (a) denominated in U.S. dollars and issued by a foreign branch of a domestic bank (Eurodollar Obligations), (b) denominated in U.S. dollars and issued by a domestic branch of a foreign bank (Yankee dollar Obligations), and (c) issued by foreign branches of foreign banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Exchange-Traded Funds
     Exchange-Traded Funds. Most exchange-traded funds (ETFs) are registered under the 1940 Act as investment companies. Therefore, a Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.” ETFs have management fees, which increase their cost. Each Fund may invest in exchange-traded funds advised by unaffiliated advisers as well as exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares). Invesco, the Sub-Advisers and PowerShares are affiliates of each other as they are all indirect wholly-owned subsidiaries of Invesco Ltd.
     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.
     Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Exchange-Traded Notes
     Exchange-Traded Notes. Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal,

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political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs (directly or through the Subsidiary, as defined herein) it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund or Subsidiary to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
     ETNs are also subject to tax risk. No assurance can be given that the IRS (Internal Revenue Service) will accept, or a court will uphold, how the Fund or the Subsidiary characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
     An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
     The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.
Debt Investments
     U.S. Government Obligations. U.S. Government obligations are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and include, among other obligations, bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations.
     U.S. Government obligations may be (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, a Portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government. For example, while the U.S. Government has recently provided financial support to Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of Fannie Mae, Freddie Mac and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest.
     Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole

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years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
     Temporary Investments. Each Fund may invest a portion of its assets in affiliated money market funds or in the types of money market instruments in which those funds would invest or other short-term U.S. Government securities for cash management purposes. The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, the Fund may not achieve its investment objective.
     Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation (FHLMC) , as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and

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unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
     In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.
     In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.
     Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

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     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
     CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
     In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds’ diversification tests.
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
     Classes of CMOs may also include interest only (IOs) and principal only (POs). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is

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returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.
     CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and a Fund may not receive all or part of its principal. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
     Collateralized Debt Obligations (CDOs). A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.
     Collateralized Loan Obligations (CLOs). CLOs are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, a Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
     Credit Linked Notes (CLNs). A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.
     CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. In return for these risks, the CLN holder receives a higher yield. The Fund bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. As with most derivative instruments, valuation of a CLN may be difficult due to the complexity of the security.
     Bank Instruments. Bank instruments are unsecured interest bearing bank deposits. Bank instruments include, but are not limited to, certificates of deposits, time deposits, and banker’s acceptances from U.S. or foreign banks as well as Eurodollar certificates of deposit (Eurodollar CDs) and Eurodollar time deposits (Eurodollar time deposits) of foreign branches of domestic banks. Some certificates of deposit are negotiable interest-bearing instruments with a specific maturity issued by banks and savings and loan institutions in exchange for the deposit of funds, and can typically be traded in the secondary market prior to maturity. Other certificates of deposit, like time deposits, are non-negotiable

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receipts issued by a bank in exchange for the deposit of funds which earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A banker’s acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.
     An investment in Eurodollar CDs or Eurodollar time deposits may involve some of the same risks that are described for Foreign Securities.
     Commercial Instruments. Commercial instruments include commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars or foreign currencies.
     Commercial instruments are a type of instrument issued by large banks and corporations to raise money to meet their short term debt obligations, and are only backed by the issuing bank or corporation’s promise to pay the face amount on the maturity date specified on the note. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Funds. The interest rate on a master note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities. Commercial instruments may not be registered with the U.S. Securities and Exchange Commission (SEC).
     Synthetic Municipal Instruments. Synthetic municipal instruments are instruments, the value of and return on which are derived from underlying securities. Synthetic municipal instruments include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A “tender option bond” provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “variable rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.
     Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.
     Municipal Securities. Municipal Securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal

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Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.
     The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (AMT) liability and may have other collateral federal income tax consequences. There is a risk that some or all of the interest received by the Fund from tax-exempt Municipal Securities might become taxable as a result of tax law changes or determinations of the IRS. See “Dividends, Distributions and Tax Matters — Tax Matters.”
     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.
     Municipal Securities also include the following securities:
•	Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

•	Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

•	Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

•	Tax-Exempt Commercial Paper (“Municipal Paper”) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.
     Certain Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.
     After purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody’s Investors Service, Inc. (Moody’s) or Standard and Poor’s Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.
     Since the Funds may invest in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

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     The Funds may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company. If a Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect share price.
     Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.
     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.
     Municipal Lease Obligations. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.
     Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities and the risks of holding illiquid securities.
     Special Risk Considerations Regarding California Municipal Securities. Except during temporary periods, the Invesco California Tax-Free Income Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the State), by its various public bodies (the Agencies) and/or by other municipal entities located within the State (securities of all such entities are referred to herein as California municipal securities). The specific California municipal securities in which the Fund will invest will change from time to time. The Fund is susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information.

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     The summary below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the State that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. The information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.
     General Economic Condition and Outlook. California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. Beginning in the first quarter of 2008 and ending in the second half of 2009, California, as the rest of the nation, experienced the most significant economic downturn since the Great Depression of the 1930s, marked in California by high unemployment, steep contraction in housing construction and home values, a drop in statewide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales. The continuing weakness in the State economy has caused State tax revenues to decline precipitously, resulting in large budget gaps and cash shortfalls. The State is slowly emerging from the recession, but economic growth is modest and the level of unemployment is still very high.
     California is by far the most populous state in the nation, with its April 2010 population representing over 12% of the total United States population.
     The unemployment rate in the State reached a high of 12.5% in late 2010. The rate improved thereafter, falling to 11.7% in May 2011, but rising to 12.0% for July 2011. The U.S. unemployment rate for July 2011 was 9.1%. Personal income increased in the State for the sixth consecutive quarter in the first quarter of 2011. After falling for six consecutive quarters, taxable sales grew in the third and fourth quarters of 2009 and continued to improve through the first quarter of 2011.
     California’s housing sector began a meager recover during 2009 and the early months of 2010. Existing home sales stabilized around the half-million unit rate and the median sales price rose by 10% in 2010. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011.
     Made-in-California exports were down 17% in 2009. Exports grew by 19% in 2010 and 13% during the first half of 2011, led by strong growth in computer and electronic products, machinery and manufactured commodities.
     As of December 8, 2011, the State’s general obligation bonds were rated A1 by Moody’s and A- by S&P.
     Revenues and Expenditures 2010-11. The economic downturn of the last few years adversely affected the State’s budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a structural budget deficit.
     The State’s revenue estimates utilized in connection with the 2011 Budget Act assumed slow but positive economic growth, and the 2011 Budget Act projected that most of California’s major revenue sources will grow in fiscal 2011-12. The 2011 Budget Act also takes into account the end of federal stimulus funds

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which provided $4.2 billion to the State to offset General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011 Budget act closed a projected $26.6 billion budget gap for the two fiscal years 2010-11 and 2011-12 and made substantial progress in addressing the State’s long–term structural budget deficit. Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, the State continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget balancing actions taken in the past.
     State and Local Government Finances. The moneys of the State are segregated into the General Fund and over 1,000 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and is not required by law to be credited to any fund and earnings from the investment of State moneys is not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State’s major revenue sources are personal income tax, sales tax, corporation tax, insurance tax, estate tax and other taxes such as][inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees. In the fiscal year 2010-11, personal income tax was estimated to account for 52.8% of General Fund tax revenues and transfers, sales tax was estimated to account for 28.6% of General Fund tax revenues and transfers and corporation tax was estimated to account for 10.5% of General Fund tax revenues and transfers.
     State Budget Process. The State’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor.
     Appropriations also may be included in legislation other than the Budget Act.
The Balanced Budget Amendment (Proposition 58) requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.
In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets.
     Current State Budget. The 2011-12 budget was approved on June 30, 2011. The 2011 Budget Act was projected to end fiscal year 2011-12 with a $543 million reserve, however it also included tiered “trigger cuts” to take effect if revenues for 2011-12 were forecast to be less than the amount assumed in the budget package by $1 billion or more.

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     The California Legislative Analyst’s Office (LAO), in its November 2011 California Fiscal Outlook, estimates that 2011-12 will end with a $3 billion General Fund deficit. The outlook assumes lower projected revenues, the implementation of $2 billion in trigger cuts to various state programs and the expected inability of the State to achieve about $1.2 billion of other budget actions.
     State Indebtedness and Other Obligations. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies.
     Current State debt obligations include:
General Obligation Bonds. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. As of August 1, 2011, the State had outstanding $71.1 billion aggregate principal amount of long-term general obligation bonds.
Commercial Paper Notes Program. Voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.57 billion in aggregate principal amount outstanding at any time. The issuance of general obligation bonds on September 28, 2011 provided funds which, together with certain additional funds, have retired all of the $1.29 billion aggregate principal amount of general obligation commercial paper notes which had been outstanding. The State plans to terminate its existing bank credit agreement and restructure the commercial paper notes program.
     Lease-Revenue Obligations. The State builds and acquires facilities through the use of lease revenue borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, the Judicial Council or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. The State had approximately $9.4 billion in lease-revenue obligations outstanding as of August 1, 2011.
     Non-Recourse Revenue Bonds. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. The issuers are subject to various economic risks and uncertainties, and the credit quality of the securities issued may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2011.

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     Economic Recovery Bonds. The California Economic Recovery Bond Act (Proposition 57), which was approved by voters in 2004, authorized the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance and other General Fund obligations. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, the economic recovery bonds are secured by the State’s full faith and credit; however, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of economic recovery bonds was issued in three sales and no further economic recovery bonds can be issued under Proposition 57, except for refunding bonds. As of August 1, 2011 a total of $7.42 of economic recovery bonds has been retired, leaving a principal balance of $6.79 billion.
     Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the Master Settlement Agreement or MSA) with four major cigarette manufacturers (the participating manufacturersor PMs). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments, at the time were predicted to total approximately $25 billion over the first 25 years.
     The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase tobacco settlement revenues. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. In 2003, two separate sales of these assets financed with revenue bonds (the 2003 Bonds) produced about $4.75 billion in proceeds. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion. Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.
     Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (RANs) in all but one fiscal year since the mid-1980’s to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (RAWs), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay priority payments.
     Legal Proceedings. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.
     Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and Southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. The State’s and any other municipal issuers’ outstanding obligations could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

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     Special Risk Considerations Regarding Pennsylvania Municipal Securities. The Invesco Van Kampen Pennsylvania Tax Free Income Fund invests primarily in Pennsylvania municipal securities. In addition, the specific Pennsylvania municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Pennsylvania municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Pennsylvania municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Pennsylvania municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth of Pennsylvania to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.
State Economy
     General. The Commonwealth is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.
     Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.4 billion in crop and livestock products annually. In 2010 agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 63,000 farms form the backbone of the State’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.
     Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2010 increased at an average annual rate of 0.0004 percent compared with a decrease of 0.001 percent rate for the Middle Atlantic Region and 0.001 percent rate for the United States.
     Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.0 percent of total employment by 2010. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 10 percent of 2010 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2010 the services sector accounted for 47.5 percent of all non-agricultural employment, while the trade sector accounted for 15.0 percent.

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     Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.7 percent in early 2010 compared to 4.3 percent annual unemployment in 2007. As of October 2011, Pennsylvania had a seasonally adjusted annual unemployment rate of 8.1 percent.
     General Fund
     The Commonwealth utilizes the fund method of accounting. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. Tax revenues constitute approximately 95.7 percent of Commonwealth revenues in the General Fund. The major tax sources for the General Fund are the personal income tax, the sales tax, the corporate net income tax, the capital stock and franchise tax, and the utility gross receipts tax. Together these taxes produce 84.4 percent of General Fund revenues. The capital stock/franchise tax is being phased out and is scheduled to expire for taxable years beginning after December 31, 2013.
     The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.
     State Budget
     Overview. The Commonwealth operates under an annual budget. The Governor is required to submit the proposed budget as soon as possible after the organization of the General Assembly but not later than the first full week in February except in his first year of office. A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The State Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year (July 1 – June 30) for which funds are appropriated. Annual budgets are enacted for the General Fund and certain special revenue funds that together represent the majority of expenditures of the Commonwealth. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, federal revenues, or restricted receipts and revenues.
     Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those federal aid receipts that pay for or reimburse the Commonwealth for funds disbursed for federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by state law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.
     The Commonwealth’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by GAAP. Under the Commonwealth’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) federal government commitments to the Commonwealth. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to the Commonwealth through

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an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations, but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Overestimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on the Commonwealth’s balance sheet as a reservation of fund balance.
     Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.
     At fiscal year-end, budgetary basis fund financial information, both revenues and expenditures, is adjusted to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth is not required to prepare GAAP financial statements and does not prepare them on an interim basis. GAAP fund financial reporting requires a modified accrual basis of accounting for governmental funds, while proprietary and fiduciary funds are reported on the accrual basis of accounting.
     Fund financial statements of the Commonwealth prepared under GAAP differ from those traditionally prepared on a budgetary basis for several reasons. Among other differences, the GAAP fund financial statements (i) generally recognize revenues when they become measurable and available rather than when cash is received, (ii) report expenditures when goods and services are received and a liability incurred rather than when cash is disbursed, (iii) include a combined balance sheet for the Commonwealth presented by GAAP fund type rather than by Commonwealth fund, and (iv) include activities of all funds in the reporting entity, including agencies and authorities usually considered as independent of the Commonwealth for budgetary purposes. Adjustments to budgetary basis revenues and expenditures required to conform to GAAP accounting generally require including (i) corporation, sales, and personal income tax accruals, (ii) tax refunds payable and tax credits, and (iii) expenditures incurred but not yet posted as expenditures or not covered by appropriations.
     Budget Stabilization Reserve Fund
     Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth’s citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment incomeearned by the fund, and by specific appropriation from other available funds by the General Assembly.
     The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6 percent of General Fund revenues. Beginning with fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. Whenever the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25 percent to 10 percent. The General Assembly may appropriate additional amounts to this fund at any time.

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     In July 2008, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year. The budgets for fiscal years 2009 and 2010 included no transfers into the Budget Stabilization Reserve Fund of any unappropriated surplus as no such surpluses existed at the end of fiscal years 2009 and 2010. The fiscal year 2010 budget included a transfer of the entire $755.0 million balance of the Budget Stabilization Reserve Fund to the General Fund to assist with the enactment of a balanced budget for fiscal year 2010. While the Commonwealth ended fiscal year 2011 with a substantial positive ending balance, under provisions of the American Recovery and Reinvestment Act of 2009 (ARRA), the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year. At present, the Commonwealth has a virtually zero balance in the Budget Stabilization Reserve Fund. The enacted budget for fiscal year 2012 projects a preliminary ending balance of $557.8 million and if this amount were to be achieved and the 25 percent statutory transfer were to be made, 25 percent, or $139.5 million, would be transferred to the Budget Stabilization Reserve Fund following June 30, 2012.
     Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilzation Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.
     Commonwealth Financial Performance
     Recent Developments. On June 30, 2011, the Commonwealth’s fiscal year 2012 budget was signed into law by the Governor. The fiscal year 2012 budget includes a projected increase in Commonwealth revenues, prior to reserves for tax refunds, of 1.2 percent over fiscal year 2011 receipts. The rate of growth was based upon a projection that the national and state economies will avoid a double-dip recession and that economic growth will remain subdued. The enacted fiscal year 2012 budget reduced a nearly $4.16 billion structural imbalance and reduced total spending by $1.17 billion or 4.1 percent on a year-over-year basis. This reduction in state spending is the largest such reduction in the Commonwealth since at least 1970.
     Financial Results for Recent Fiscal Years (GAAP Basis). During the five-year period from fiscal year 2006 through fiscal year 2010, total revenues and other sources increased by an average of 3.3 percent annually. Tax revenues during this same period decreased by an annual average of 0.5 percent with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in fiscal year 2009. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal year 2006 through 2010 rose at an average annual rate of 3.5 percent. Expenditures for the protection of persons and property during this period increased at an average annual rate of 5.6 percent; public education expenditures during this period increased at an average annual rate of 4.3 percent; health and human services expenditures increased at an average annual rate of 4.4 percent; and capital outlays increased at an average annual rate of 26.2 percent. Commonwealth expenditures for direction and support services (state employees and government administration) decreased at an average annual rate of 15.9 percent during the fiscal years 2006 through 2010. The fund balance at June 30, 2010 totaled $284.8 million, a decrease of $230.4 million from the balance at June 30, 2009. The fiscal year 2010 year-end unreserved-undesignated portion of the fund balance was negative $1,434.7 million, a $1,106.4 million improvement from the $2,541,099 negative amount recorded for fiscal year end 2009.

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Fiscal Year
     The continuing effects of the national economic recession again negatively impacted the Commonwealth’s economy during fiscal year 2010. While avoiding the contraction in the national economy from the prior fiscal year, the Commonwealth experienced only minimal economic growth in fiscal year 2010. High levels of unemployment and turbulent financial markets negatively impacted the Commonwealth’s revenues and receipts. General Fund revenues of the Commonwealth were below the certified estimate by $1,176.5 million or 4.1 percent during fiscal year 2010. Final Commonwealth General Fund revenues for the fiscal year totaled $27,648.2 million. Total fiscal year 2010 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,168.6 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25,418.3 million, resulting in a preliminary operating balance for fiscal year 2010 of $1,750.3 million. However, after accounting for a negative fiscal year 2010 beginning balance of $2,799.5 million and an infusion of $755 million from the Budget Stabilization Reserve Fund, the Commonwealth ended fiscal year 2010 with an unappropriated surplus balance (i.e., a deficit balance) of -$294.2 million.
     For GAAP purposes, at June 30, 2010, the General Fund reported a fund balance of $284.8 million, a decrease of $230.4 million from the reported $515.2 million fund balance at June 30, 2009. On a net basis, total assets increased by $520.0 million to $9,837.0 million. Liabilities increased by $750 million to $9,552 million largely because of a captioning change in liability type for unclaimed property (escheats) liability from accounts payable amounting to $553 million, and higher amounts due to political subdivisions ($319 million) for a variety of agencies. The change in fund balance for the General Fund of -$230 million for fiscal year 2010 compares with a change in the fund balance of -$2,459 million for fiscal year 2009.
     The fiscal year 2010 budget was enacted incrementally over the first half of fiscal year 2010. On August 5, 2009 then Governor Rendell signed into law Act 1A, which provided $11 billion of appropriations towards the operation of critical public health and safety services and to fund general government operations for the Commonwealth. In signing Act 1A, then Governor Rendell also line-item vetoed nearly $13 billion of appropriations for fiscal year 2010. The resulting legislation was commonly referred to as a “bridge budget,” which provided full fiscal year 2010 funding for: 1) essential general government operations, including the payment of wages and salaries to most Commonwealth employees; 2) the payment of general obligation bond debt service; 3) the payment of appropriation and/or lease-supported debt of the Commonwealth; 4) the incarceration of convicted offenders within state correctional institutions; 5) the provision of state police services, and; 6) certain mandated costs for the provision of health and welfare programs. Funding for all other programs and services normally provided by the General Fund was vetoed by Governor Rendell. Programs for which fiscal year 2010 funding was line-item vetoed included basic education funding and other such funding to Pennsylvania school districts, grants and aid payments to Commonwealth counties and other similar municipalities, economic development programs, certain health and welfare programs, public recreation and conservation programs and environmental protection efforts. The enacted fiscal year 2010 “bridge budget,” or Act 1A, provided appropriations totaling $10,967.9 million of Commonwealth funds against then-estimated current law revenues, prior to reserves for tax refunds, of $25,560.6 million.

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     On October 9, 2009, Governor Rendell signed into law the enacted fiscal year 2010 budget which provided appropriations and executive authorizations totaling $24,294.2 million, which was net of expenditures offset with federal funds and did not include appropriations for certain non-preferred institutions such as the state-related universities and museums. Appropriations for these institutions were approved by the General Assembly and signed into law by Governor Rendell on December 17, 2009 and, net of approximately $8 million in line-item vetoes, totaled $690.2 million in fiscal year 2010. Further, on January 8, 2010, Governor Rendell signed into law a bill expanding gaming in the Commonwealth. Act 1 of 2010 (Act 1) authorized certain table games at Pennsylvania casinos and was estimated to generate an additional $256 million in General Fund revenues during fiscal year 2010, derived mainly from upfront license fees. Act 1 imposes a 14 percent tax rate on most table game revenue and directs such revenues to the General Fund until such time as the balance in the Budget Stabilization Reserve Fund reaches $750.0 million. Annual recurring revenue to the General Fund from table games are estimated to be between $80 and $90 million.
     The fiscal year 2010 budget represented a 1.8 percent ($523.9 million) decrease over the fiscal year 2009 budget. The fiscal year 2010 budget reduced or eliminated funding for programs in nearly every Commonwealth agency. The budget reduced funding for over 300 programs and eliminated funding for over 100 programs, lowering General Fund spending by nearly $1,900.0 million. Nearly 3,000 Commonwealth positions were to be eliminated in fiscal year 2010, bringing the total reduction in the Commonwealth’s workforce to 4,767 positions since 2003.
     Fiscal Year 2011. While unemployment rates remained at elevated levels within Pennsylvania, the Commonwealth’s revenues and receipts benefitted from the moderate uptick in the national economy experienced during a portion of fiscal year 2011. General Fund revenues of the Commonwealth were above the certified estimate by $785.5 million or 2.9 percent during fiscal year 2011, the first time since fiscal year 2008. Final Commonwealth General Fund revenues for the fiscal year totaled $27,497.2 million. Total fiscal year 2011 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $26,983.8 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25,616.8 million, resulting in a preliminary operating balance for fiscal year 2011 of $1,367.0 million. However, after accounting for a negative fiscal year 2010 beginning balance of $294.2 million, the Commonwealth ended fiscal year 2011 with an unappropriated surplus balance of $1,072.8 million, which was the largest such unappropriated ending balance since at least 1949, the earliest period for which such records are available. Additionally, the $1,072.8 million unappropriated ending balance during fiscal year 2011 was the largest such balance as a percent of the Commonwealth budget since at least fiscal year 1975.
     Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the Budget Stabilization Reserve Fund but including public health and human service assessments,][decreased $184.8 million or 0.7 percent during fiscal year 2011. General Fund revenues decreased $150.9 million or 0.5 percent during fiscal year 2011 when measured on a year-over-year basis as compared to fiscal year 2010. However, this decline is due primarily to the use of the Budget Stabilization Reserve Fund and other such one-time balance transfers utilized during the 2010 fiscal year.
     Fiscal year 2011 appropriations from Commonwealth revenues, including supplemental appropriations and federal ARRA funding and net of appropriation lapses, totaled $28,321.3 million an increase of $485.4 million or 1.7 percent from fiscal year 2010 expenditures. Commonwealth General Fund appropriations for fiscal year 2011 totaled $28,019.8 million, an increase of $379.3 million or 1.4 percent from fiscal year 2010 levels.
     The ending unappropriated balance was $1,072.8 million for fiscal year 2011. Under provisions of ARRA, the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.

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     Fiscal Year 2012 Budget. The enacted fiscal year 2012 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $27,702.6 million of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments, of $27,187.7 million. The $514.9 million negative difference between estimated revenues and budgeted appropriations is to be mitigated by a partial draw down of the $1,072.8 million ending balance from fiscal year 2011. General Fund appropriations from all revenue sources are estimated to decline $1,172.7 million or 4.1 percent on a year-over-year basis during fiscal year 2012. This reduction in state spending is the largest such reduction in the Commonwealth since at least 1970 and the fiscal year 2012 enacted budget resets spending levels to those seen in fiscal year 2009. The enacted fiscal year 2012 budget also accommodates the expiration of over $3 billion in federal fiscal relief that was utilized to balance the fiscal year 2011 budget. The fiscal year 2012 ending unappropriated balance is estimated to be $418.4 million.
     The fiscal year 2012 revenue estimate is based upon an economic assumption that economic growth will total 3.0 percent annual growth through June 2012. Total revenues of the Commonwealth, prior to reserves for refunds are expected to increase $343.7 million or 1.2 percent from fiscal year 2011 levels. Commonwealth General Fund appropriations for fiscal year 2012 total $27,148.6 million, a decrease of $1,172.7 million from fiscal year 2011 levels. Operating appropriations that were offset with federal funds, including ARRA, during fiscal year 2011 were eliminated or replaced with Commonwealth funds during fiscal year 2012.
     The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.
According to a Pennsylvania Department of revenue press release dated December 1, 2011, Pennsylvania collected $1.7 billion in General Fund revenue in November 2011, which is $63.3 million, or 3.5 percent, less than anticipated. Fiscal year-to-date General Fund collections through November 2011 total$9.4 billion, which is $345.3 million, or 3.6 percent below estimate.
     Other Information
     Outstanding Debt of the Commonwealth. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate-approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts.
     Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt for non-highway purposes totaled $9,872.1 million at June 30, 2011, a net decrease of $19.6 million from June 30, 2010. Over the ten-year period ended June 30, 2011, total net outstanding general obligation debt increased at an annual rate of 6.2 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.3 percent.
Government Authorities and other Organizations. Certain state created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these

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organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.
     Moral Obligations. The only debts of state-created organizations in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency (the PHFA), a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund. No deficiency exists currently. According to PHFA, as of December 31, 2011, PHFA had $4,588.9 million of revenue bonds outstanding.
     Lease Financing. The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.
     Commonwealth Financing Authority. The Commonwealth Financing Authority (the CFA) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.
     Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.
     As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, former Governor Rendell signed into law Act 63 of 2008 (Act 63) and Act 1 of Special Session 1 of 2008 (Act 1). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of August 31, 2010, the CFA had issued $142.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $550.0 million in limited obligation revenue bonds authorized by Act 63.
     As of June 30, 2011, the CFA had $1,420.6 million in outstanding bond debt. The Commonwealth’s General Fund has appropriation responsibility with respect to for $871.9 million of such outstanding debt and the Pennsylvania Gaming Economic Development and Tourism Fund has appropriation responsibility with respect to $548.3 million of such outstanding debt. The Commonwealth’s fiscal year 2012 enacted budget appropriates $82.019 million in state funds to the CFA for payment of CFA debt service during fiscal year 2012. Further, a portion of the existing interest earnings of the CFA, totaling approximately $3.5 million will be available to support CFA debt service payments. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are

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expected to be requested each year by the Department of Community and Economic Development for inclusion in future Executive Budget requests to the General Assembly.
     Lease for Pittsburgh Arena. In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the SEA) entered into a lease agreement (the Arena Lease) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the Arena Bonds) to finance a multi-purpose arena (the Arena), which will serve as the home of the Pittsburgh Penguins (the Penguins), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the Special Revenues were projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $5.08 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $5.08 million from the Pennsylvania Gaming Economic Development Tourism Fund in its fiscal year 2010 budget.
     During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the Supplemental Arena Bonds). The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefore. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.
     Pennsylvania Convention Center. In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion that was recently constructed. Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority (PEDFA) of $281.075 million of its revenue bonds (the Convention Center Bonds). The Commonwealth, the City of Philadelphia (the City) and the Pennsylvania Convention Center Authority (the Convention Center Authority) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which will also lease the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth has also entered into a Grant Agreement (the Grant Agreement) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.
     The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (Act 53)) to the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic

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Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. There can be no assurance that the Gaming Economic Development and Tourism Fund in any year will receive sufficient receipts to fund its appropriated payment obligations. Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. The Commonwealth currently projects that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund will be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.
     Pension and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (SERS). Public school employees are members of the Public School Employees’ Retirement System (PSERS). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. For financial reporting purposes, both SERS and PSERS have adopted the Governmental Accounting Standards Board’s Statement No. 25. This Statement requires a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, the Statement requires a comparison of employer contributions to “annual required contributions.” As of December 31, 2010, SERS had an unfunded actuarial accrued liability in the amount of $9,736 million. As of June 30, 2010, the unfunded actuarial accrued liability of PSERS was $19,699 million.
     In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEB under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.
     City of Philadelphia. The Pennsylvania Intergovernmental Cooperation Authority (PICA) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992 of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan that was approved by PICA on July 26, 2011 (the Plan).
     No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $494.7 million in Special Revenue Bonds outstanding as of June 30, 2011. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.
     Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The

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Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.
     The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.
     Debt Ratings. As of October 18, 2011, the general obligation bonds of the Commonwealth are rated Aa1 by Moody’s, AA by Standard and Poor’s and AA+ by Fitch.
     Investment Grade Debt Obligations. Debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. They may be U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies.
     These obligations must meet minimum ratings criteria set forth for the Fund as described in its prospectus or, if unrated, be of comparable quality. Bonds rated Baa3 or higher by Moody’s and/or BBB or higher by S&P or Fitch Ratings, Ltd. are typically considered investment grade debt obligations. The description of debt securities ratings may be found in Appendix A.
     In choosing corporate debt securities on behalf of a Fund, portfolio managers may consider:
(i)	general economic and financial conditions;

(ii)	the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and,

(iii)	other considerations deemed appropriate.
          Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.
     Non-Investment Grade Debt Obligations (Junk Bonds). Bonds rated Ba or below by Moody’s and/or BB or below by S&P or Fitch Ratings, Ltd. are typically considered non-investment grade or “junk bonds.” Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of the Adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds. Description of debt securities ratings are found in Appendix A.

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     The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds. Issuers of junk bonds are often issued by smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them. Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and a Fund may have difficulty selling certain junk bonds at the desired time and price. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could cause large fluctuations in the net asset value of that Fund’s shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.
     Loans, Loan Participations and Assignments. Loans and loan participations are interests in amounts owed by a corporate, governmental or other borrowers to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
     When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.
     Investments in loans, loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. The Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan at a price that is acceptable or to even obtain pricing information. In addition, some loans, loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
     Public Bank Loans. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public loans are made by banks or other financial institutions, and may be rated investment grade (Baa or higher by Moody’s, BBB or higher by S&P) or below investment grade (below Baa by Moody’s or below BBB by S&P). However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

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     Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
     Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.
     Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.
     Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.
     Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.

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     U.S. Corporate Debt Obligations. Corporate debt obligations in which the Funds may invest are debt obligations issued or guaranteed by corporations that are denominated in U.S. dollars. Such investments may include, among others, commercial paper, bonds, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments. Commercial Paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Variable rate demand notes are securities with a variable interest which is readjusted on pre-established dates. Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on a Fund’s demand. Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Funding agreements are agreements between an insurance company and a Fund covering underlying demand notes. Although there is no secondary market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes and funding agreements are generally illiquid and therefore subject to the Funds’ percentage limitation for investments in illiquid securities.
     Other Investments
     Additional Information Concerning the S&P 500 Index. The Invesco S&P 500 Index Fund and the Invesco Equally-Weighted S&P 500 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance of sale of shares of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Funds, owners of shares of the Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
     Real Estate Investment Trusts (REITs). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

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     Investments in REITS may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.
     In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.
     Other Investment Companies. A Fund may purchase shares of other investment companies, including exchange traded funds. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, under certain conditions, a fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. In addition, these restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco or an affiliate of Invesco as an investment adviser (the Affiliated Money Market Funds).
     When a Fund purchases shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
     Limited Partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.
     Master Limited Partnerships (MLPs). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities.
     The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.
     MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

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     Private Investments in Public Equity: Private investments in public equity (PIPES) are equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
     Defaulted Securities. Defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in defaulted securities, the Fund may be required to participate in legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities. This could increase the Fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco and/or the Sub-Advisers determine that such defaulted securities are liquid under guidelines adopted by the Board.
     Municipal Forward Contracts. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with longer-than-standard settlement dates, in some cases taking place up to five years from the date of purchase. The buyer, in this case the Fund, will execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash to meet that forward commitment.
     Municipal forward contracts typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period and failure of the issuer to complete various steps required to issue the bonds.
     Variable or Floating Rate Instruments. Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation. The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable rating standards of the Funds. The Fund’s Adviser, or Sub-Adviser, as applicable, may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.

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     Zero Coupon and Pay-in-Kind Securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.
     Premium Securities. Premium securities are securities bearing coupon rates higher than the then prevailing market rates.
     Premium securities are typically purchased at a “premium,” in other words, at a price greater than the principal amount payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of premium securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. However, the yield on these securities would remain at the current market rate. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss of principal if it holds such securities to maturity.
     Stripped Income Securities. Stripped Income Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities, or other assets. Stripped income securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped, where one class will receive all of the interest (the interest only class or the IO class), while the other class will receive all of the principal (the principal-only class or the PO class).
     The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage-backed stripped income securities, the yields to maturity of IOs and POs may be very sensitive to principal repayments (including prepayments) on the underlying mortgages resulting in a Fund being unable to recoup its initial investment or resulting in a less than anticipated yield. The market for stripped income securities may be limited, making it difficult for the Fund to dispose of its holding at an acceptable price.
     Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises (privatizations). A Fund’s investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering.
     In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized. If large blocks of these enterprises are held by a small group of stockholders the sale of all or some portion of these blocks could have an adverse effect on the price.

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     Participation Notes. Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign company or foreign securities market that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities market that they seek to replicate. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.
Investment Techniques
     Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued or delayed delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield. Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made. Typically, no interest accrues to the purchaser until the security is delivered. Forward commitments also include “To Be Announced” (TBA) mortgage backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. A Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Although a Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, a Fund may sell these securities or its commitment before the settlement date if deemed advisable.
     When purchasing a security on a forward commitment, when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose a Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.
     Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement.
     Short Sales. The Funds do not currently intend to engage in short sales other than short sales against the box. A Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund’s total assets. This limitation does not apply to short sales against the box.

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     A short sale involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker. The Fund normally closes a short sale by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. A short sale is typically affected when the Fund’s Adviser believes that the price of a particular security will decline. Open short positions using futures or forward currency contracts are not deemed to constitute selling securities short.
     To secure its obligation to deliver the securities sold short to the broker, a Fund will be required to deposit cash or liquid securities with the broker. In addition, the Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, the Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, a Fund will set aside an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked-to-market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale. Short sale transactions covered in this manner are not considered senior securities and are not subject to the Fund’s fundamental investment limitations on senior securities and borrowings.
     Short positions create a risk that a Fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Because the Fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the Fund resulting from the short sale will be decreased, and the amount of any ultimate gain or loss will be decreased or increased, respectively, by the amount of such expenses.
     The Fund may also enter into short sales against the box. Short sales against the box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
     Short sales against the box result in a “constructive sale” and require a Fund to recognize any taxable gain unless an exception to the constructive sale applies. See “Dividends, Distributions and Tax Matters – Tax Matters –Tax Treatment of Portfolio Transactions – Options, futures, forward contracts, swap agreements and hedging transaction.”
     Margin Transactions. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

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     Interfund Loans. The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes. The Invesco Funds’ interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan will generally only occur if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions; (2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan). A Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one day’s notice and may be repaid on any day.
     Borrowing. The Funds may borrow money to the extent permitted under the Fund Policies. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.
     If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. Invesco and the Sub-Advisers believe that, in the event of abnormally heavy redemption requests, a Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.
     The Funds may borrow from a bank, broker-dealer, or another Invesco Fund. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets or when any borrowings from a Fund are outstanding.
     Lending Portfolio Securities. Each Fund may lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that Invesco has determined are in good standing and when, in Invesco’s judgment, the income earned would justify the risks.
     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.
     If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

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     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.
     For a discussion of tax considerations relating to lending portfolio securities, see “Dividends, Distributions and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions - Securities lending.”
     Repurchase Agreements. A Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund’s holding period. A Fund may enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.
     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.
     The Funds may invest their cash balances in joint accounts with other Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.
     Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid.
     Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) over-the-counter (OTC) options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act); and (7) securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act or otherwise restricted under the federal securities laws.

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     Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. A Fund’s difficulty valuing and selling illiquid securities may result in a loss or be costly to the Fund.
     If a substantial market develops for a restricted security or other illiquid investment held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. While Invesco monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for Invesco’s liquidity determinations. Invesco considers various factors when determining whether a security is liquid, including the frequency of trades, availability of quotations and number of dealers or qualified institutional buyers in the market.
     Reverse Repurchase Agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
     Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.
     Mortgage Dollar Rolls. A mortgage dollar roll (a dollar roll) is a type of transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase a Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.
     Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund under the 1940 Act. At the time a Fund enters into a dollar roll transaction, a sufficient amount of assets held by the Fund will be segregated to meet the forward commitment.

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     Unless the benefits of the sale exceed the income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of dollar rolls. The benefits of dollar rolls may depend upon the Adviser’s or Sub-Adviser’s ability to predict mortgage repayments and interest rates. There is no assurance that dollar rolls can be successfully employed.
     Standby Commitments. A Fund may acquire securities that are subject to standby commitments from banks or other municipal securities dealers.
     Under a standby commitment, a bank or dealer would agree to purchase, at the Fund’s option, specified securities at a specified price. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer’s ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, Invesco reviews the creditworthiness of the banks and other municipal securities dealers from which the Funds obtain standby commitments in order to evaluate those risks.
Derivatives
     A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices, referred to as an “underlying reference.” These underlying references may include commodities, stocks, bonds, interest rates, currency exchange rates or related indices. Derivatives include swaps, options, warrants, futures and forward currency contracts. Some derivatives, such as futures and certain options, are traded on U.S. commodity or securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the OTC market.
     Derivatives may be used for “hedging,” which means that they may be used when the portfolio manager seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivatives may also be used when the portfolio manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the characteristics of the Fund’s portfolio investments, for example, duration, and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the portfolio manager’s ability to predict and understand relevant market movements.
     Because certain derivatives involve leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund to earmark assets to reduce the risks associated with derivatives or to otherwise hold instruments that offset the Fund’s obligations under the derivatives instrument. This process is known as “cover.” A Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, a Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment.
     General risks associated with derivatives:
     The use by the Funds of derivatives may involve certain risks, as described below.

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     Counterparty Risk: OTC derivatives are generally governed by a single master agreement for each counterparty. Counterparty risk refers to the risk that the counterparty under the agreement will not live up to its obligations. An agreement may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation. As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations on specific transactions, in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty. The Fund will not enter into a derivative transaction with any counterparty that Invesco and/or the Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction. Invesco monitors the financial stability of counterparties. Where the obligations of the counterparty are guaranteed, Invesco monitors the financial stability of the guarantor instead of the counterparty.
     A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into.
     Leverage Risk: Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction. A Fund mitigates leverage by segregating or earmarking assets or otherwise covers transactions that may give rise to leverage.
     Liquidity Risk: The risk that a particular derivative is difficult to sell or liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.
     Pricing Risk: The risk that the value of a particular derivative does not move in tandem or as otherwise expected relative to the corresponding underlying instruments.
     Regulatory Risk: The risk that a change in laws or regulations will materially impact a security or market.
     Tax Risks: For a discussion of the tax considerations relating to derivative transactions, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions.”
     General risks of hedging strategies using derivatives:
     The use by the Funds of hedging strategies involves special considerations and risks, as described below.
     Successful use of hedging transactions depends upon Invesco’s and the Sub-Advisers’ ability to predict correctly the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco and the Sub-Advisers are experienced in the use of derivatives for hedging, there can be no assurance that any particular hedging strategy will succeed.
     In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument used for hedging and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.
     Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

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     Types of derivatives:
     Swap Agreements. Generally, swap agreements are contracts between a Fund and a brokerage firm, bank, or other financial institution (the counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) earned or realized on a particular asset such as an equity or debt security, commodity, currency or interest rate, calculated with respect to a “notional amount.” The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index. In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.
     Numerous proposals have been made by various regulatory entities and rulemaking bodies to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.
     Commonly used swap agreements include:
     Credit Default Swaps (CDS): An agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. A Fund may enter into CDS to create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.
     A Fund may buy a CDS (buy credit protection). In this transaction the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs for the Reference Obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.
     Alternatively, a Fund may sell a CDS (sell credit protection). In this transaction the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Fund and deliver the Reference Obligation to the Fund. In return, the Fund would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

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     Credit Default Index (CDX): A CDX is an index of CDS. CDX allow an investor to manage credit risk or to take a position on a basket of credit entities (such as CDS or CMBS) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis. A Commercial Mortgage-Backed Index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities (See “Debt Instruments — Mortgage-Backed and Asset-Backed Securities”) rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go (PAUG) settlement process designed to capture non-default events that affect the cash flow of the reference obligation. PAUG involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.
     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.
     Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B agrees to pay Party A a variable interest rate.
     Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.
     Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.
     Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or in the case of an index option the cash value of the index). Options on a CDS or a Futures Contract (defined below) give the purchaser the right to enter into a CDS or assume a position in a Futures Contract.
     The Funds may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure (or leverage), which may result in a Fund’s net asset value being more sensitive to changes in the value of the option.
     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.
     A Fund (except Invesco Van Kampen Equity Premium Income Fund) will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options would exceed 20% of the Fund’s total assets. A Fund (except Invesco Van Kampen Equity Premium Income Fund) will not purchase options if, immediately after such purchase, the aggregate premiums paid for outstanding options would exceed 5% of the Fund’s total assets.

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     A Fund may effectively terminate its right or obligation under an option by entering into an offsetting closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
     Options may be either listed on an exchange or traded in OTC markets. Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
     Types of Options:
     Put Options on Securities: A put option gives the purchaser the right to sell, to the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option for American style options or on a specified date for European style options, regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency for the exercise price.
     Call Options on Securities: A call option gives the purchaser the right to buy, from the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option for the exercise price.
     Index Options: Index options (or options on securities indices) give the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.
     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears the risk that the value of the securities held will not be perfectly correlated with the value of the index.
     CDS Option: A CDS option transaction gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

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     Options on Futures Contracts: Options on Futures Contracts give the holder the right to assume a position in a Futures Contract (to buy the Futures Contract if the option is a call and to sell the Futures Contract if the option is a put) at a specified exercise price at any time during the period of the option.
     Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
     Option Techniques:
     Writing Options. A Fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, the Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the Fund of exercise at any time prior to the expiration of the option (for American style options). In general, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.
     A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.
     In return for the premium received for writing a call option on a security the Fund holds, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.
     If an option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency, held by the Fund during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.
     Purchasing Options. A Fund may only purchase a put option on an underlying security, contract or currency owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency held by the Fund; or purchase put options on underlying securities, contracts or currencies against which it has written other put options. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.
     A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio, or on underlying securities, contracts or currencies against which it has written other call options. The Fund is not required to own the underlying security in order to purchase a call option. If the Fund does not own the underlying position, the purchase of a call option would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds a call option, rather than the underlying security, contract or currency itself, the

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Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.
     Straddles/Spreads/Collars. Spread and straddle options transactions. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.
     Option Collars. A Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.
     Warrants. A warrant gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to a call option. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. Young, unseasoned companies often issue warrants to finance their operations.
     Rights. Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Fund that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.
     Futures Contracts. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of certain futures such as an index future or Eurodollar Future) for a specified price at a designated date, time and place (collectively, Futures Contracts). A “sale” of a Futures Contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A “purchase” of a Futures Contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.
     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission (CFTC). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.

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     Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. “Margin” for a Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered (“initial margin”) is intended to ensure the Fund’s performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.
     Subsequent payments, called “variation margin,” received from or paid to the futures commission merchant through which a Fund enters into the Futures Contract will be made on a daily basis as the futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market. When the Futures Contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the futures commission merchant along with any amount in excess of the margin amount; if the Fund has a loss of less than the margin amount, the difference is returned to the Fund; or if the Fund has a gain, the margin amount is paid to the Fund and the futures commission merchant pays the Fund any excess gain over the margin amount.
     Closing out an open Futures Contract is affected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.
     In addition, if a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.
     Types of Futures Contracts:
     Currency Futures: A currency Futures Contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency Futures Contracts may be highly volatile and thus result in substantial gains or losses to the Fund.
     Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.
     Interest Rate Futures: An interest-rate Futures Contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate Futures Contracts are U.S. Treasury futures and Eurodollar Futures Contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (LIBOR) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.
     Security Futures: A security Futures Contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

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     Forward Currency Contracts. A forward currency contract is an over-the-counter contract between two parties to buy or sell a particular currency at a specified price at a future date. The parties may exchange currency at the maturity of the forward currency contract, or if the parties agree prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting amount of currency. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges.
     A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.
     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase..
Fund Policies
     Fundamental Restrictions. Except as otherwise noted below, each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund’s outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.
     (1) The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, (iii) with respect to Invesco California Tax-Free Income Fund, municipal obligations, including those issued by the State of California or its political subdivisions, (iv) with respect to Invesco Van Kampen Pennsylvania Tax Free Income Fund, municipal obligations, including those issued by the

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State of Pennsylvania or its political subdivisions. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.
     (9) The following apply:
     (a) Invesco California Tax-Free Income Fund invests, under normal circumstances, at least 80% of its assets in securities that pay interest exempt from federal and California state income taxes.
     (b) Invesco Van Kampen Pennsylvania Tax Free Income Fund invests, under normal market conditions, at least 80% of its assets in Pennsylvania municipal securities.
     For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes.
     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco and, when applicable, the Sub-Advisers must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.
     Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for any Fund without shareholder approval. The non-fundamental investment restrictions listed below apply to each of the Funds unless otherwise indicated.
     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.
     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

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     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.
     (4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.
     Each Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, each Fund will interpret the fundamental restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Funds’ prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. Each Fund also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds’ prospectuses and herein.
     (5) In complying with the fundamental restriction with regard to making loans, each Fund may lend up to 33 1/3% of its total assets and may lend money to a Fund, on such terms and conditions as the SEC may require in an exemptive order.
     (6) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, each Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.
     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
     (8) The following apply:
          (a) Invesco S&P 500 Index Fund invests, under normal circumstances, at least 80% of its assets in common stocks of companies included in the S&P 500 Index.
          (b) Invesco Van Kampen American Franchise Fund invests, under normal market conditions, at least 80% of its assets in securities of U.S. issuers at the time of investment.
          (c) Invesco Van Kampen Small Cap Growth Fund invests, under normal market conditions, at least 80% of its assets in securities of small companies at the time of investment.
          (d) Invesco Van Kampen Equity and Income Fund invests, under normal market conditions, at least 80% of its assets in equity and income securities at the time of investment.
     For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

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     Portfolio Turnover
     For the fiscal year ended in 2009, the portfolio turnover rates for the predecessor funds, are presented in the table below. For fiscal year ended in 2010, blended portfolio turnover rates of the predecessor funds and the Funds are presented in the table below. For the fiscal year ended 2011, the portfolio turnover rates for each Fund are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in the predecessor fund’s adviser’s or Invesco’s investment outlook.

Fund	2011	2010
Invesco California Tax-Free Income Fund	25%	15%
Invesco Equally-Weighted S&P 500 Fund	22%	0%
Invesco S&P 500 Index Fund	4%	7%
Invesco Van Kampen American Franchise Fund	179%[1]	101%
Invesco Van Kampen Equity and Income Fund	22%	24%
Invesco Van Kampen Growth and Income Fund	23%	23%
Invesco Van Kampen Pennsylvania Tax Free Income Fund	13%	15%
Invesco Van Kampen Small Cap Growth Fund	114%	63%
     Policies and Procedures for Disclosure of Fund Holdings
     The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings (the Holdings Disclosure Policy). Invesco and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco and its affiliates may release information about portfolio securities in certain contexts are provided below.
     Public release of portfolio holdings. The Funds disclose the following portfolio holdings information on www.invesco.com/us.

	Approximate Date of	Information Remains
Information	Web site Posting	Posted on Web site
Top ten holdings as of month-end	15 days after month-end	Until replaced with the following month’s top ten holdings

Select holdings included in the Fund’s Quarterly Performance Update	29 days after calendar quarter-end	Until replaced with the following quarter’s Quarterly Performance Update

Complete portfolio holdings as of calendar quarter-end	30 days after calendar quarter-end	For one year

Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year

[1]	In addition to the factors set forth above, variations in the portfolio turnover rate of Invesco Van Kampen American Franchise Fund was due to portfolio changes on June 25, 2010, which caused an increase in portfolio turnover.

[2]	To locate a Fund’s portfolio holdings information on www.invesco.com/us, click on the Products tab, then click on the Mutual Funds link, then select the Fund from the drop-down menu and click on the overview tab. A link to the Fund’s holdings is located under the heading Top Ten Holdings in the middle of this Web site page.

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     These holdings are listed along with the percentage of the Fund’s net assets they represent. Generally, employees of Invesco and its affiliates may not disclose such portfolio holdings until one day after they have been posted on www.invesco.com/us. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.
     Selective disclosure of portfolio holdings pursuant to Non-Disclosure Agreement. Employees of Invesco and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the ICCC) of the Adviser approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund’s shareholders. In making such determination, the ICCC will address any perceived conflicts of interest between shareholders of such Fund and Invesco or its affiliates as part of granting its approval.
     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Invesco Funds’ Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco and the Invesco Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco or its affiliates brought to the Board’s attention by Invesco.
     Invesco discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Invesco Funds:
•     Attorneys and accountants;
•    Securities lending agents;
•    Lenders to the Invesco Funds;
•    Rating and rankings agencies;
•    Persons assisting in the voting of proxies;
•    Invesco Funds’ custodians;
•    The Invesco Funds’ transfer agent(s) (in the event of a redemption in kind);
•    Pricing services, market makers, or other persons who provide systems or software support in connection with Invesco Funds’ operations (to determine the price of securities held by an Invesco Fund);
•    Financial printers;
•    Brokers identified by the Invesco Funds’ portfolio management team who provide execution and research services to the team; and
•    Analysts hired to perform research and analysis to the Invesco Funds’ portfolio management team.
     In many cases, Invesco will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information (Non-Disclosure Agreements). Please refer to Appendix B for a list of examples of persons to whom Invesco provides non-public portfolio holdings on an ongoing basis.
     Invesco will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco and its affiliates or the Funds.

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     The Holdings Disclosure Policy provides that Invesco will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco or one of its affiliates) for the selective disclosure of portfolio holdings information.
     Disclosure of certain portfolio holdings and related information without Non-Disclosure Agreement. Invesco and its affiliates that provide services to the Funds, the Sub-Advisers and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.
     From time to time, employees of Invesco and its affiliates may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed on the Web site. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.
     From time to time, employees of Invesco and its affiliates also may provide oral or written information (portfolio commentary) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco may also provide oral or written information (statistical information) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.
     Disclosure of portfolio holdings by traders. Additionally, employees of Invesco and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. Invesco does not enter into formal Non-Disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco believed was misusing the disclosed information.
     Disclosure of portfolio holdings of other Invesco-managed products. Invesco and its affiliates manage products sponsored by companies other than Invesco, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain Funds and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco and its affiliates may disclose the portfolio holdings of their products at different times than Invesco discloses portfolio holdings for the Funds.
     Invesco provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Insurance Funds) to insurance companies whose variable

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annuity and variable life insurance accounts invest in the Insurance Funds (Insurance Companies). Invesco may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco has entered into Non-Disclosure Agreements up to five days prior to the scheduled dates for Invesco’s disclosure of similar portfolio holdings information for other Funds at www.invesco.com/us. Invesco provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their Web sites at approximately the same time that Invesco discloses portfolio holdings information for the other Funds on its Web site.
     Invesco manages the Insurance Funds in a similar fashion to certain other Funds and thus the Insurance Funds and such other Funds have similar portfolio holdings. Invesco does not disclose the portfolio holdings information for the Insurance Funds on its Web site, and not all Insurance Companies disclose this information on their Web sites.
MANAGEMENT OF THE TRUST
Board of Trustees
     The Trustees and Officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.
     Qualifications and Experience. In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experiences of each of the Trustees.
Interested Persons
     Martin L. Flanagan, Trustee
     Martin L. Flanagan has been a member of the Board of Trustees since 2007. Mr. Flanagan is president and chief executive officer of Invesco, Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco, Ltd.
     Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.
     Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.
     Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.
     The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.
     Philip A. Taylor, Trustee
     Philip A. Taylor has been a member of the Board of Trustees since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.
     Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.

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     Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.
     The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.
     Wayne W. Whalen, Trustee
     Wayne W. Whalen has been a member of the Board of Trustees since 2010.
     Mr. Whalen is Of Counsel, and prior to 2010, Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP.
     Mr. Whalen is a Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director or Trustee of investment companies in the Van Kampen Funds complex.
     The Board believes that Mr. Whalen’s experience as a law firm Partner and his experience as a director of investment companies benefits the Funds.
Independent Trustees
     David C. Arch, Trustee
     David C. Arch has been a member of the Board of Trustees since 2010.
     Currently, Mr. Arch is the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.
     The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.
     Bob R. Baker, Trustee
     Bob R. Baker has been a member of the Board of Trustees since 1982.
     Mr. Baker currently is Manager, USA Signs International LLC and China Consulting Connection LLC. Previously, Mr. Baker was president and chief executive officer of AMC Cancer Research Center in Denver, CO. He previously served as Chief Executive Officer and Chairman, First Columbia Financial Corporation and its operating subsidiaries, based in Englewood, CO.
     The Board believes that Mr. Baker’s experience as the CEO of a financial institution and familiarity with the financial services industry benefits the Funds.
     Frank S. Bayley, Trustee
     Frank S. Bayley has been a member of the Board of Trustees since 1985. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle.

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     Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston.
     Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007.
     The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Funds.
     James T. Bunch, Trustee
     James T. Bunch has been a member of the Board of Trustees since 2000.
     From 1998 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd. a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning and Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region.
     Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.
     At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.
     The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.
     Bruce L. Crockett, Trustee and Chair
     Bruce L. Crockett has been a member of the Board of Trustees since 1978, and has served as Independent Chair of the Board of Trustees since 2004.
     Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.
     Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors.
     The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.
     Rodney F. Dammeyer, Trustee

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     Rodney F. Dammeyer has been a member of the Board of Trustees since 2010.
     Since 2001, Mr. Dammeyer has been President of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Itel Corporation; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc.
     Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm.
     Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer has served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc.
     From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex.
     The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Funds.
     Albert R. Dowden, Trustee
     Albert R. Dowden has been a member of the Board of Trustees since 2000.
     Mr. Dowden retired at the end of 1998 after a 24 -year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo.
     Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years as well as several other not-for-profit organizations.
     Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.
     The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Funds.
     Jack M. Fields, Trustee
     Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.
     Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

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     Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.
     Mr. Fields also serves as a Director of Administaff (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.
     The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.
     Carl Frischling, Trustee
     Carl Frischling has been a member of the Board of Trustees since 1977.
     Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin, a law firm that represents the Funds’ independent trustees. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent directors/trustees on their fiduciary obligations under federal securities laws.
     Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute Board and was involved in ongoing matters with all of the regulatory areas overseeing this industry.
     Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center.
     The Board believes that Mr. Frischling’s experience as an investment management lawyer, and his long involvement with investment companies benefits the Funds.
     Dr. Prema Mathai-Davis Trustee
     Dr. Prema Mathai-Davis has been a member of the Board of Trustee since 1998.
     Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethcs Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.
     The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.
     Dr. Larry Soll, Trustee

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     Dr. Larry Soll has been a member of the Board of Trustees since 1997.
     Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder, CO. He was also a faculty member at the University of Colorado (1974-1980).
     The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Fund.
     Hugo F. Sonnenschein, Trustee
     Hugo F. Sonnenschein has been a member of the Board of Trustees since 2010.
     Mr. Sonnenschein is the President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago.
     Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.
     The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Funds.
     Raymond Stickel, Jr., Trustee
     Raymond Stickel, Jr., has been a member of the Board of Trustees since 2005.
     Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients.
     Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.
     The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.
Management Information
     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds’ investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers and approving the terms of their contracts with the Funds, and exercising general oversight of these service providers on an ongoing basis.

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     Certain trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Funds.
     Leadership Structure and the Board of Trustees. The Board is currently composed of sixteen Trustees, including thirteen Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the Independent Trustee and each an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.
     The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Fund has substantially the same leadership structure as the Trust.
     The Board believes that its leadership structure, which includes an Independent Trustee as Chairman, allows for effective communication between the trustees and Fund management, among the Board’s trustees and among its Independent Trustees. The existing Board structure, including its committee structure, provides the Independent Trustees with effective control over board governance while also providing insight from the two interested Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes will allow for the proper consideration of matters deemed important to the Funds and their shareholders and result in effective decision-making.
     Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight Committees (as defined and further described below). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.
     Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.
     The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

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     The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statement.
     The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent and correct violations of the federal securities laws.
     Committee Structure. The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee and the Special Market Timing Litigation Committee (the Committees).
     The members of the Audit Committee are Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Funds’ Adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds’ audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds’ shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds’ accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended August 31, 2011, the Audit Committee held seven meetings.
     The members of the Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice Chair), Dr. Soll (Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds’ Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc. (“IFG”); (iii) reviewing any report prepared by a third party who is not an interested person of Invesco, upon the conclusion by such third party of a compliance review of Invesco; (iv) reviewing all reports on compliance matters from the Funds’ Chief Compliance Officer, (v) reviewing all recommendations made by the Senior Officer regarding Invesco’s compliance procedures, (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco’s fiduciary duties to Fund shareholders and of Invesco’s Code of Ethics; (vii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (viii) from time to time, reviewing certain matters related

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to redemption fee waivers and recommending to the Board whether or not to approve such matters; (ix) receiving and reviewing quarterly reports on the activities of Invesco’s Internal Compliance Controls Committee; (x) reviewing all reports made by Invesco’s Chief Compliance Officer; (xi) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco’s ombudsman; (xii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and (xiii) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2011, the Compliance Committee held six meetings.
     The members of the Governance Committee are Messrs. Arch, Bob R. Baker, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling, Hugo F. Sonnenschein and Dr. Premai Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. During the fiscal year ended August 31, 2011, the Governance Committee held six meetings.
     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.
     The members of the Investments Committee are Messrs. Arch, Baker, Bayley (Chair), Bunch (Vice Chair), Crockett, Dammeyer, Dowden, Fields, Martin L. Flanagan, Frischling, Sonnenschein (Vice Chair), Stickel, Philip A. Taylor, Wayne W. Whalen and Drs. Mathai-Davis (Vice Chair) and Soll. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2011, the Investments Committee held six meetings.
     The Investments Committee has established three sub-committees (the Sub-Committees). The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action

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directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.
     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Dowden, Fields, Frischling (Chair), Sonnenschein (Vice Chair), Whalen and Dr. Mathai-Davis. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the Invesco Funds (i) in the valuation of the Invesco Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Invesco Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Invesco Funds, (iii) in the review of existing distribution arrangements for the Invesco Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Invesco Funds; and (b) to make regular reports to the full Boards of the Invesco Funds.
     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from Invesco regarding fair value determinations made pursuant to the Pricing Procedures by Invesco’s internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco, assisting Invesco’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the Liquidity Procedures) and other information from Invesco regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Invesco Funds regarding distribution and marketing of the Invesco Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the Guidelines) and the Proxy Policies and Procedures (the Proxy Procedures) by Invesco and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded the Valuation Committee which existed prior to 2008. During the fiscal year ended August 31, 2011, the Valuation, Distribution and Proxy Oversight Committee held six meetings.
     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Invesco Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against Invesco Funds concerning alleged excessive short term trading in shares of the Invesco Funds (market timing) and (b) the civil enforcement actions and investigations related to market timing activity in the Invesco Funds that were settled with certain regulators, including without limitation the SEC,

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the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Invesco Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees’ financial expert of market timing activity in the Invesco Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Invesco Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco’s Independent Distribution Consultant (the Distribution Consultant) for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant’s engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any Invesco Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2011, the Special Market Timing Litigation Committee held three meetings.
     Trustee Ownership of Fund Shares
     The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Funds complex, is set forth in Appendix C.
Compensation
     Each trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such trustee also serves as a trustee of other Invesco Funds. Each such trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services. Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2010, is found in Appendix D.
Retirement Plan for Trustees
     The trustees have adopted a retirement plan which is secured by the Funds for the trustees of the Trust who are not affiliated with Invesco. The trustees also have adopted a retirement policy that permits each non-Invesco-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.

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     Annual retirement benefits are available to each non-Invesco-affiliated trustee of the Trust and/or the other Invesco Funds (each, a Covered Fund) who became a trustee prior to December 1, 2008, and has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee’s credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee’s designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service or if the trustee has elected, in a discounted lump sum payment. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
Deferred Compensation Agreements
     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields and Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other Invesco Fund from which they are deferring compensation.
Purchase of Class A Shares of the Funds at Net Asset Value
     The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. Invesco Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see “Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Purchases of Class A Shares, Class A2 Shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund and Invesco Cash Reserve Shares of Invesco Money Market Fund — Purchases of Class A Shares at Net Asset Value.”
Purchase of Class Y Shares of the Funds at Net Asset Value
     The trustees and other affiliated persons of the Trust may purchase Class Y Shares of the Invesco Funds. For a description please see “Appendix L — Purchasing Redemption and Pricing of Shares — Purcahse and Redemption of Shares — Purchases of Class Y Shares.”

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Code of Ethics
     Invesco, the Trust, Invesco Distributors and the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons. Unless specifically noted, each Sub-Advisers’ Codes of Ethics do not materially differ from Invesco Code of Ethics discussed below. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Invesco Funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.
Proxy Voting Policies
     Invesco is comprised of two business divisions, Invesco Aim and Invesco Institutional, each of which have adopted their own specific Proxy Voting Policies.
     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Adviser/Sub-Adviser(s), including as appropriate, separately to the named division of the Adviser:

Fund	Adviser/Sub-Adviser
Invesco California Tax-Free Income Fund	Invesco Institutional- a division of Invesco
Invesco Equally-Weighted S&P 500 Fund	Invesco Institutional- a division of Invesco
Invesco S&P 500 Index Fund	Invesco Institutional- a division of Invesco
Invesco Van Kampen American Franchise Fund	Invesco Aim- a division of Invesco
Invesco Van Kampen Equity and Income Fund	Invesco Aim- a division of Invesco
Invesco Van Kampen Growth and Income Fund	Invesco Aim- a division of Invesco
Invesco Van Kampen Pennsylvania Tax Free Income Fund	Invesco Institutional- a division of Invesco
Invesco Van Kampen Small Cap Growth Fund	Invesco Aim- a division of Invesco

     Invesco (the Proxy Voting Entity) will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund’s proxy voting record. Information regarding how the Funds voted proxies related to their portfolio securities through June 30, 2011 is available without charge at our Web site, www.invesco.com/us. This information is also available at the SEC Web site, www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     Information about the ownership of each class of each Fund’s shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser

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     Invesco serves as the Funds’ investment adviser. The Adviser managers the investment operations of the Funds as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Funds’ day-to-day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is an indirect, wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Trust and their affiliations are shown under “Management Information” herein.
     As investment adviser, Invesco supervises all aspects of the Funds’ operations and provides investment advisory services to the Funds. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.
     Invesco is also responsible for furnishing to the Funds, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, which in the judgment of the trustees, are necessary to conduct the respective businesses of the Funds effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.
     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.
     Invesco, at its own expense, furnishes to the Trust office space and facilities. Invesco furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.
     Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from each Fund calculated at the annual rates indicated below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

Annual Rate/Net Assets
Fund Name	Per Advisory Agreement
Invesco California Tax-Free Income Fund	First $500 million 0.47%
Next $250 million 0.445%
Next $250 million 0.42%
Next $250 million 0.395%
Over $1.25 billion 0.37%

Invesco Equally-Weighted S&P 500 Fund	First $2 billion 0.12%
Over $2 billion 0.10%

Invesco S&P 500 Index Fund	First $2 billion 0.12%
Over $2 billion 0.10%

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Fund Name	Annual Rate/Net Assets
Per Advisory Agreement
Invesco Van Kampen American Franchise Fund	First $250 million 0.695%
Next $250 million 0.67%
Next $500 million 0.645%
Next $550 million 0.62%
Next $3.45 billion 0.60%
Next $250 million 0.595%
Next $2.25 billion 0.57%
Next $2.5 billion 0.545%
Over $10 billion 0.52%

Invesco Van Kampen Equity and Income Fund	First $150 million 0.50%
Next $100 million 0.45%
Next $100 million 0.40%
Over $350 million 0.35%

Invesco Van Kampen Growth and Income Fund	First $150 million 0.50%
Next $100 million 0.45%
Next $100 million 0.40%
Over $350 million 0.35%

Invesco Van Kampen Pennsylvania Tax Free Income Fund	First $500 million 0.60%
Over $500 million 0.50%

Invesco Van Kampen Small Cap Growth Fund	First $500 million 0.80%
Next $500 million 0.75%
Over $1 billion 0.70%
     Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made. Contractual fee waivers or reductions set forth in the Fee Table in a prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco and the Fund.
     Invesco has contractually agreed through at least June 30, 2012, to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee Invesco receives from the Affiliated Money Market Funds as a result of each Fund’s investment of uninvested cash in the Affiliated Money Market Funds. See “Description of the Funds and Their Investments and Risks — Investment Strategies and Risks — Other Investments — Other Investment Companies.”
     Invesco also has contractually agreed through at least June 30, 2012, (June 30, 2013 for Invesco Van Kampen American Franchise Fund) to waive advisory fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement). The expense limitations for the following Funds’ shares are:

Fund	Expense Limitation
Invesco California Tax-Free Income Fund
Class A Shares	0.85%
Class B Shares	1.35%
Class C Shares	1.35%
Class Y Shares	0.60%

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Fund	Expense Limitation
Invesco Equally-Weighted S&P 500 Fund
Class A Shares	0.75%
Class B Shares	1.50%
Class C Shares	1.50%
Class R Shares	1.00%
Class Y Shares	0.50%

Invesco S&P 500 Index Fund
Class A Shares	0.65%
Class B Shares	1.40%
Class C Shares	1.40%
Class Y Shares	0.40%

Invesco Van Kampen American Franchise Fund
Class A Shares	1.05%
Class B Shares	1.22% (after 12b-1 fee limit)
Class C Shares	1.80%
Class R Shares	1.30%
Class Y Shares	.80%
Institutional Class	.80%

Invesco Van Kampen Equity and Income Fund
Class A Shares	0.82%
Class B Shares	0.95% (after 12b-1 fee limit)
Class C Shares	1.57%
Class R Shares	1.07%
Class Y Shares	0.57%
Institutional Class Shares	0.57%

Invesco Van Kampen Growth and Income Fund
Class A Shares	0.88%
Class B Shares	1.63%
Class C Shares	1.63%
Class R Shares	1.13%
Class Y Shares	0.63%
Institutional Class Shares	0.63%

Invesco Van Kampen Pennsylvania Tax Free Income Fund
Class A Shares	1.13%
Class B Shares	1.88%
Class C Shares	1.88%
Class Y Shares	0.88%

Invesco Van Kampen Small Cap Growth Fund
Class A Shares	1.38%
Class B Shares	2.13%
Class C Shares	2.13%
Class Y Shares	1.13%

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     The total annual fund operating expenses used in determining whether a fund meets or exceeds the expense limitations described above do not include Acquired Fund Fees and Expenses, which are required to be disclosed and included in the total annual fund operating expenses in a fund’s prospectus fee table. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invest. As a result, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed a Fund’s expense limit.
     Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund’s Prospectus. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
     The management fees for the last three fiscal years are found in Appendix G.
Investment Sub-Advisers
     Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to each Fund pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:
Invesco Asset Management Deutschland GmbH (Invesco Deutschland)
Invesco Asset Management Limited (Invesco Asset Management)
Invesco Asset Management (Japan) Limited (Invesco Japan)
Invesco Australia Limited (Invesco Australia)
Invesco Hong Kong Limited (Invesco Hong Kong)
Invesco Senior Secured Management, Inc. (Invesco Senior Secured)
Invesco Canada Ltd. (Invesco Canada); (each a Sub-Adviser and collectively, the Sub-Advisers).
     Invesco and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.
     The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.
Portfolio Managers
     Appendix H contains the following information regarding the portfolio managers identified in each Fund’s prospectus:

•	The dollar range of the managers’ investments in each Fund.

•	A description of the managers’ compensation structure.

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     Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.
Securities Lending Arrangements
     If a Fund engages in securities lending, Invesco will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco if a Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.
     Invesco’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco will provide, a lending Fund will pay Invesco a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco currently waives such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.
Service Agreements
     Administrative Services Agreement. Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services.
     Administrative services fees paid for the last three fiscal years are found in Appendix I.
Other Service Providers
     Transfer Agent. Invesco Investment Services, Inc., (Invesco Investment Services), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, a wholly owned subsidiary of Invesco, is the Trust’s transfer agent.
     The Transfer Agency and Service Agreement (the TA Agreement) between the Trust and Invesco Investment Services provides that Invesco Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A2, B, C, P, R, S, Y, Invesco Cash Reserve and Investor Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services a fee per trade executed, to be billed monthly, plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are

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made in consideration of services that would otherwise be provided by Invesco Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under “Sub-Accounting and Network Support Payments” below.
     Sub-Transfer Agent. Invesco Canada, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services. The Trust does not pay a fee to Invesco Canada for these services. Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor.
     Custodian. State Street Bank and Trust Company (the Custodian), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.
     The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.
     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.
     Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed, and the Board has ratified and approved, PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Financial statements for the predecessor funds for fiscal years ending prior to June 1, 2010 were audited by the predecessor funds’ auditor, which was different than the Funds’ auditor.
     Counsel to the Trust. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     The Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of a Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker selection will be made by the Sub-Adviser for the assets it manages. Unless specifically noted, the Sub-Advisers brokerage allocation procedures do not materially differ from Invesco’s procedures.
Brokerage Transactions

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     Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more third-party broker-dealers to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in three regions to place equity securities trades in their regions. The Atlanta trading desk of Invesco (the Americas Desk) generally places trades of equity securities in Canada, the United States, Mexico and Brazil; the Hong Kong desk of Invesco Hong Kong (the Hong Kong Desk) generally places trades of equity securities in Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, Thailand, and other far Eastern countries; and the London trading desk of Invesco Global Investment Funds Limited (the London Desk) generally places trades of equity securities in European Economic Area markets, Egypt, Israel, Russia, South Africa, Switzerland, Turkey, and other European countries. Invesco, Invesco Deutschland and Invesco Hong Kong use the global equity trading desk to place equity trades. Other Sub-Advisers may use the global equity trading desk in the future. The trading procedures for the Americas Desk, the Hong Kong Desk and the London Desk are similar in all material respects.
     References in the language below to actions by Invesco or a Sub-Adviser (other than Invesco Canada or Invesco Japan) making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco or the Sub-Advisers to the various arms of the global equity trading desk, Invesco or the Sub-Advisers that delegate trading is responsible for oversight of this trading activity.
     Invesco or the Sub-Advisers make decisions to buy and sell securities for each Fund, selects broker-dealers (each, a Broker), effects the Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, as applicable, negotiates commissions and spreads on transactions. Invesco’s and the Sub-Adviser’s primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco or the Sub-Advisers seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See “Broker Selection” below.
     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.
     Historically, Invesco and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.
     In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.
     Brokerage commissions during the last three fiscal years are found in Appendix J.

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Commissions
     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.
Broker Selection
     Invesco’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for an Invesco Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco or the Sub-Advisers considers the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. Invesco’s and the Sub-Advisers’ primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco and the Sub-Advisers will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.
     In choosing Brokers to execute portfolio transactions for the Funds, Invesco or the Sub-Advisers may select Brokers that provide brokerage and/or research services (Soft Dollar Products) to the Funds and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco or the Sub-Advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco or the Sub-Advisers must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco’s or the Sub-Advisers’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Adviser in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Advisers.
     Invesco and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products. This conflict exists because Invesco and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or the Sub-Advisers’ expenses to the extent that Invesco or the Sub-Advisers would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco or the Sub-Advisers to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts (or accounts managed by the Sub-Advisers) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product. Invesco or the Sub-Advisers may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
     Invesco presently engages in the following instances of cross-subsidization:

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     Smaller Funds that do not generate significant soft dollar commissions may be cross-subsidized by the larger equity Invesco Funds in that the smaller equity Funds receive the benefit of Soft Dollar Products for which they do not pay. Certain other accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.
     Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Adviser concludes that the Broker supplying the product is capable of providing best execution.
     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco and the Sub-Adviser use soft dollars to purchase two types of Soft Dollar Products:
•	proprietary research created by the Broker executing the trade, and

•	other products created by third parties that are supplied to Invesco or the Sub-Adviser through the Broker executing the trade.
     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.
     Invesco and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to Invesco or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker. The Broker to which Invesco or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
     Soft Dollar Products received from Brokers supplement Invesco’s and or the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:
•	Database Services — comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•	Quotation/Trading/News Systems — products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools — various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

•	Quantitative/Technical Analysis — software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis — industry specific fundamental investment research.

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•	Other Specialized Tools — other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.
     If Invesco or the Sub-Advisers determine that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco or the Sub-Advisers determine assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.
     Outside research assistance is useful to Invesco or the Sub-Advisers because the Brokers used by Invesco or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Advisers’ staff follow. In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s or the Sub-Advisers’ clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Adviser’s research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Advisers’ investment advice. The advisory fee paid by the Funds is not reduced because Invesco or the Sub-Advisers receive such services. To the extent the Funds’ portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.
     Invesco or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. Invesco determines target levels based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares. Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.
Directed Brokerage (Research Services)
     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended August 31, 2011 is, found in Appendix K.
Regular Brokers
     Information concerning the Funds’ acquisition of securities of their Brokers during the last fiscal year ended August 31, 2011, is found in Appendix K.
Allocation of Portfolio Transactions
     Invesco and the Sub-Advisers manage numerous Invesco Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco and the Sub-Adviser will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other

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accounts, and is considered at or about the same time, Invesco or the Sub-Adviser will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco or the Sub-Adviser may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.
Allocation of Initial Public Offering (IPO) Transactions
     Certain of the Invesco Funds or other accounts managed by Invesco may become interested in participating in IPOs. Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts. Invesco combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, Invesco shall allocate such transactions in accordance with the following procedures:
     Invesco or the Sub-Adviser may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings. Invesco will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.
     Invesco Canada, Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.
     Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.
     Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.
PURCHASE, REDEMPTION AND PRICING OF SHARES
     Please Refer to Appendix L for information on Purchase, Redemption and Pricing of Shares.
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
Dividends and Distributions
     The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.
     All dividends and distributions will be automatically reinvested in additional shares of the same class of a Fund (hereinafter, the Fund) unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another Invesco Fund, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares — Automatic Dividend and Distribution Investment.” Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.
     The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes, as well as any other expenses attributable to a particular class (Class Expenses). Class Expenses, including distribution plan expenses, must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act and the Code.

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Tax Matters
     The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
     This “Tax Matters” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
     This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
     Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
     Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•	Distribution Requirement — the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.
     In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

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     In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.
     The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
     Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a Fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions —Capital gain dividends”.
     Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (RIC Mod Act), if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those

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losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.
     Deferral of late year losses. For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year which may change the timing amount, or characterization of Fund distributions (see, “Taxation of Fund Distributions— Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

     The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
     Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.
     Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss (carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
     Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master feeder structure (collectively referred to as a “fund of funds” which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly

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purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. Effective for taxable years of the Fund beginning after December 22, 2010, a Fund which is a “qualified fund of funds,” meaning at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, (a)is eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, “Taxation of Fund Distributions Qualified dividend income for individuals” and “Corporate dividends received deduction” below). However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.
     Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Under the RIC Mod Act, the Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax but can give no assurances that all such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.
     Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld l generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
     Taxation of Fund Distributions (All Funds). The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
     Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

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     Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% or 25% (through 2012) depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.
     Qualified dividend income for individuals. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs (PFICs), and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
     Corporate dividends received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
     Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs”.
     Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

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     Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s (or if the Fund is a qualified fund of funds as described above under the heading “Taxation of the Fund — Asset allocation funds”, an underlying fund’s) total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (or the underlying fund) (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund (or underlying fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund (or underlying fund).
     Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
     U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund — Asset allocation funds”.
     Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
     Medicare tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

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     Taxation of Fund Distributions (Tax-Free Funds). Invesco California Tax-Free Income Fundand Invesco Van Kampen Pennsylvania Tax Free Income Fund, each intend to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of Municipal Securities, which are exempt from federal income tax.
     Exempt-interest dividends. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (AMT) in certain circumstances and may have other collateral tax consequences as discussed below.
     Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions.”
     Alternative minimum tax — private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (AMTI) over an exemption amount. Exempt-interest dividends derived from certain “private activity” Municipal Securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all Municipal Securities regardless of the date of issue must be included in adjusted current earnings that are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT. Consistent with its stated investment objective, the fund intends to limit its investments in private activity bonds subject to the AMT to no more than 20% of its total assets in any given year.
     Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund likely will be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.
     Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

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     Failure of a Municipal Security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the Municipal Security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.
     Distributions paid by the Invesco Van Kampen Pennsylvania Tax Free Income Fund. Distributions paid by the Fund that are attributable to interest on Pennsylvania state and municipal obligations or qualifying obligations of the United States and certain of its territories or possessions, the interest on which is exempt from state taxation under the laws of Pennsylvania or the United States, will be exempt from Pennsylvania personal income tax. For shareholders who are residents of Philadelphia, income from these sources, as well as distributions paid by the Fund that are designated as capital gain dividends for federal income tax purposes, will also be exempt from Philadelphia School District investment income tax. Other Pennsylvania counties, cities, and townships generally do not tax individuals on unearned income.
     An investment in the Fund by a corporate shareholder should qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Fund comprise investments in Pennsylvania state and municipal obligations and/or qualifying obligations of the United States that would be exempt assets if owned directly by the corporation. To the extent distributions from the Fund consist of either exempt-interest dividends attributable to interest on Pennsylvania state and municipal obligations that are excluded from taxable income for federal income tax purposes (determined before net operating carryovers and special deductions) or interest on qualifying obligations of the United States and certain of its territories or possessions, the interest on which is exempt from state taxation under the laws of Pennsylvania or the United States, they will not be subject to the Pennsylvania corporate net income tax.
     Any distributions of net short-term and long-term capital gain earned by the Fund and any gain from the sale of shares of the Fund by a shareholder are included in a shareholder’s taxable income for purposes of both the Pennsylvania personal income tax and the corporate net income tax.
     Distributions paid by the Invesco California Tax-Free Income Fund. Shareholders of the Fund may exclude any exempt interest dividends paid to you by the Fund from your California taxable income for purposes of the California personal income tax if:
•  the Fund qualifies as a regulated investment company under the Code and at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of obligations the interest on which is exempt from taxation by the State of California when held by an individual;
•  the dividends are derived from interest on obligations of the State of California and its political subdivisions or qualifying obligations of U.S. territories and possessions that are exempt from state taxation under federal law;
•  the dividends paid do not exceed the amount of interest (minus certain non-deductible expenses) the Fund receives, during its taxable year, on obligations that, when held by an individual, pay interest exempt from taxation by California; and
•  the Fund properly identifies the dividends as California exempt interest dividends in a written notice mailed to the investor.
     Any distributions of net short-term and long-term capital gain earned by the Fund and any gain from the sale of shares of the Fund by a shareholder are included in a shareholder’s taxable income for purposes of both the California personal income tax and the corporate net income tax. Residents of California may be subject to backup withholding at 7% on the proceeds from the sale of Fund shares.

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     Distributions from the Fund, including exempt-interest dividends, may be taxable to shareholders that are subject to certain provisions of the California Corporation Tax Law.
     Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
     Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of shares is known by the Fund (referred to as “covered shares” and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
     The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.
     In addition to the Fund’s default method of average cost, other cost basis methods offered by Invesco, which you may elect to apply to covered shares, include:
•  First-In First-Out — shares acquired first in the account are the first shares depleted.
•  Last-In First-Out — shares acquired last in the account are the first shares depleted.
•  High Cost — shares acquired with the highest cost per share are the first shares depleted.
•  Low Cost — shares acquired with the lowest cost per share are the first shares depleted.
•	Loss/Gain Utilization — depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term) will be depleted ahead of shares owned more than one year (long-term). For gains, long-term shares will be depleted ahead of short-term gains.

•	Specific Lot Identification — shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.

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     You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
     The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncvovered shares. With the exception of the specific lot identification method, Invesco first depletes noncovered shares in first- in, first- out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.
     The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and , in the case of covered shares, to the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
     If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.
     Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.
     Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares and, in the case of shares in a Tax-Free Fund, any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period.

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     Deferral of basis — any class that bears a front-end sales load. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.
     Conversion of shares into shares of the same Fund. The conversion of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the automatic conversion of Class B shares into Class A shares of the same Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes.
     Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.
     Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Funds and their Investments and Risks — Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
     In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
     Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
     Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

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     Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
     The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
     In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.
     Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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     Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
     PFIC investments. A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
     Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
     Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.
     Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that

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is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.
     These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
     Investments in partnerships and qualified publicly traded partnerships (QPTP). For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

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     Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a regulated investment company.” Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent Revenue Ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of a fund with respect to which the extended due date of the return is after December 22, 2010.
     Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
     Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.
     Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
• provide your correct Social Security or taxpayer identification number,
• certify that this number is correct,
• certify that you are not subject to backup withholding, and
• certify that you are a U.S. person (including a U.S. resident alien).

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     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
     Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”
     Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.
     Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
     U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:
•  exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;
•  capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and
•  with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends.
     However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

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     Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply) or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on sale of shares in a QIE other than one that is a domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.” These rules generally apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended or made permanent) except that, after such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund is classified as a QIE.
     Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
     Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.
     Foreign Account Tax Compliance Act. Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the U.S. tax certification rules described above. The scope of these requirements remain unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

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     U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000). Estates of nonresident alien shareholders dying after December 31, 2004 and before January 1, 2012 will be able to exempt from federal estate tax the proportion of the value of the Fund’s shares attributable to “qualifying assets” held by the Fund at the end of the quarter immediately preceding the nonresident alien shareholder’s death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States.
     Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
DISTRIBUTION OF SECURITIES
Distributor
     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the Distribution Agreements) with Invesco Distributors, Inc., a registered broker-dealer and a wholly owned subsidiary of Invesco, pursuant to which Invesco Distributors acts as the distributor of shares of the Funds. The address of Invesco Distributors is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with Invesco Distributors. See “Management of the Trust.” In addition to the Funds, Invesco Distributors serves as distributor to many other mutual funds that are offered to retail investors. The following Distribution of Securities information is about all of the Funds that offer retail and/or institutional share classes. Not all Funds offer all share classes.
     The Distribution Agreements provide Invesco Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers and other financial intermediaries with whom Invesco Distributors has entered into selected dealer and/or similar agreements. Invesco Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.
     Invesco Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C and Class R shares of the Funds at the time of such sales. Invesco Distributors or its predecessor has paid sales commissions from its own resources to dealers who sold Class B shares of the Funds at the time of such sales.
     Payments for Class B shares equaled 4.00% of the purchase price of the Class B shares sold by the dealer or institution, consisting of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% for such shares. The portion of the payments to Invesco Distributors under the Class B Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of such sales commissions plus financing costs.

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     Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments for Class C shares equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% for such shares. Invesco Distributors will retain all payments received by it relating to Class C for the first year after they are purchased. The portion of the payments to Invesco Distributors under the Class C Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.
     Invesco Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.
     The Trust (on behalf of any class of any Fund) or Invesco Distributors may terminate the Distribution Agreements on 60 days’ written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.
     Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended are found in Appendix O.
Distribution Plans
     Each Fund, pursuant to its Class A, Class B, Class C, Class P, Class R and Class S Plans pays Invesco Distributors compensation up to the following annual rates, shown immediately below, of the Fund’s average daily net assets of the applicable class.

Fund	Class A	Class B	Class C	Class P	Class R	Class S
Invesco California Tax-Free Income Fund	0.25%	1.00%	1.00%	N/A	N/A	N/A
Invesco Equally-Weighted S&P 500 Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A
Invesco S&P 500 Index Fund	0.25%	1.00%	1.00%	N/A	N/A	N/A
Invesco Van Kampen American Franchise Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A
Invesco Van Kampen Equity and Income Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A
Invesco Van Kampen Growth and Income Fund	0.25%	1.00%	1.00%	N/A	N/A	N/A
Invesco Van Kampen Pennsylvania Tax Free Income Fund	0.25%	1.00%	1.00%	N/A	N/A	N/A
Invesco Van Kampen Small Cap Growth Fund	0.25%	1.00%	1.00%	N/A	N/A	N/A

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     All of the Plans compensate or reimburse Invesco Distributors, as applicable, for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.
     Payments pursuant to the Plans are subject to any applicable limitations imposed by FINRA rules.
     See Appendix M for a list of the amounts paid by each class of shares of each Fund pursuant to its distribution and service plans for the fiscal year ended August 31, 2011 and Appendix N for an estimate by category of the allocation of actual fees paid by shares of each Fund pursuant to its respective distribution plan for the fiscal year ended August 31, 2011.
     As required by Rule 12b-1, the Plans (and for Type 1 Plans only, as described below, the related forms of Shareholder Service Agreements) were approved by the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.
     The Funds are currently grouped under one of the following three different types of Plans:
     The following Funds utilize Type 1 Plans:

Invesco Asia Pacific Growth Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Retirement 2020 Fund (Class A shares, Class B shares, Class C shares and Class R shares)
Invesco Balanced-Risk Retirement 2030 Fund (Class A shares, Class B shares, Class C shares and Class R shares)
Invesco Balanced-Risk Retirement 2040 Fund (Class A shares, Class B shares, Class C shares and Class R shares)

Invesco Balanced-Risk Retirement 2050 Fund (Class A shares, Class B shares, Class C shares and Class R shares)
Invesco Balanced-Risk Retirement Now Fund (Class A shares, Class B shares, Class C shares and Class R shares)
Invesco Capital Development Fund
Invesco Charter Fund
Invesco China Fund
Invesco Constellation Fund
Invesco Core Plus Bond Fund

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Invesco Developing Markets Fund
Invesco Diversified Dividend Fund
Invesco Dynamics Fund
Invesco Endeavor Fund
Invesco Energy Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Fund
Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco Growth Allocation Fund
Invesco High Income Municipal Fund
Invesco High Yield Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund

Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Leisure Fund
Invesco Limited Maturity Treasury Fund
Invesco Mid Cap Core Equity Fund
Invesco Moderate Allocation Fund
Invesco Moderately Conservative Allocation Fund
Invesco Municipal Bond Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Companies Fund
Invesco Structured Core Fund
Invesco Summit Fund
Invesco Tax-Free Intermediate Fund
Invesco Technology Fund
Invesco U.S. Government Fund
Invesco Utilities Fund

     Amounts payable by a Fund under the Class A, Class B, Class C, Class P, Class R and Class S Type 1 Plans need not be directly related to the expenses actually incurred by Invesco Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse Invesco Distributors for the actual allocated share of expenses Invesco Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Distributors’ actual allocated share of expenses exceeds the fee payable to Invesco Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Distributors’ actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Distributors will retain the full amount of the fee.
     The Type 1 Plans obligate Class B shares to continue to make payments to Invesco Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes Invesco Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.
     Type 1 Plans also include Investor Class share payments up to 0.25%. Amounts payable by Invesco Diversified Dividend Fund and Invesco Large Cap Growth Fund under their Investor Class Plans are directly related to the expenses incurred by Invesco Distributors on behalf of each Fund, as these Plans obligate each Fund to reimburse Invesco Distributors for their actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of each Fund. If Invesco Distributors’ actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan Invesco Diversified Dividend Fund and Invesco Large Cap Growth Fund will not be obligated to pay more than the 0.25% annual cap. If Invesco Distributors’ actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan Invesco Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

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     Invesco Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R, Class P, Class S or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco Distributors and the Fund.
     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Investor Class shares, 0.15% of the average daily net assets of Class S shares, and 0.10% of the average daily net assets of Class P shares, attributable to the customers selected dealers and financial institutions to such dealers and financial institutions, including Invesco Distributors, acting a principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.
     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds’ shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund’s shares are held.
     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Distributors.
     The following Funds utilize Type 2 Plans:

Invesco California Tax-Free Income Fund
Invesco Commodities Strategy Fund
Invesco Convertible Securities Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Global Advantage Fund
Invesco High Yield Securities Fund

Invesco Pacific Growth Fund Invesco S&P 500 Index Fund Invesco Technology Sector Fund Invesco U.S. Mid Cap Value Fund Invesco Value Fund

     Pursuant to the Type 2 Plans, Class A, Class B, Class C and Class R shares, pay the Invesco Distributors compensation accrued daily and payable monthly. The Funds may reimburse expenses incurred or to be incurred in promoting the distribution of the Funds’ Class A, Class B, Class C, and Class R shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A, Class C, and Class R shares will be reimbursable under the Type 2 Plans. Each Class paid no amounts accrued under the Type 2 Plans with respect to that Class for the fiscal year ended in 2009 to Invesco Distributors. No interest or other financing charges will be incurred on any Class A, Class C, and Class R, distribution expenses incurred by Invesco Distributors under the Plans or on any unreimbursed expenses due to Invesco Distributors pursuant to the Plans.

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    The following Funds utilize Type 3 Plans:

Invesco Van Kampen American Franchise Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Asset Allocation Conservative Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Leaders Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen U.S. Mortgage Fund
Invesco Van Kampen Value Opportunities Fund

     The Type 3 Plans provide that Funds Class A, Class B, Class C and Class R shares may spend a portion of each Fund’s average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively.
     For Class A and Class R shares in any given year in which the Type 3 Plans are in effect, the Plans generally provide for each Fund to pay the Invesco Distributors the lesser of (i) the amount of Invesco Distributors’ actual expenses incurred during such year less, with respect to Class A shares only, any deferred sales charges it received during such year (the “actual net expenses”) or (ii) the distribution and service fees at the rates specified in the prospectus applicable to that class of shares (the “plan fees”). Therefore, to the extent that Invesco Distributors’ actual net expenses in a given year are less than the plan fees for such year, the Funds only pay the actual net expenses. Alternatively, to the extent that Invesco Distributors’ actual net expenses in a given year exceed the plan fees for such year, the Funds only pay the plan fees for such year. For Class A shares and Class R shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.
     The Type 3 Plans for Class B and Class C shares are similar to the Type 3 Plans for Class A shares and Class R shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Type 3 Plans remain in effect. Thus, for each of the Class B and Class C shares, in any given year in which the Type 3 Plans are in effect, the Plans generally provide for the Funds to pay the Invesco Distributors the lesser of (i) the applicable amount of Invesco Distributors’ actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Funds for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.
     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by Invesco Distributors with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.
     If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay Invesco Distributors for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.
     Under its distribution plan and service plan, Invesco Van Kampen Comstock Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before October 19, 1992. In addition, for the Fund’s Class C shares, the aggregate distribution fees and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.

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     Under its distribution plan and service plan, Invesco Van Kampen Corporate Bond Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before September 30, 1989.
     Under its distribution plan and service plan, Invesco Van Kampen Equity and Income Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before July 3, 1990.
     Under its distribution plan and service plan, Invesco Van Kampen Growth and Income Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.15% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before October 1, 1989.
     Under its distribution plan and service plan, Invesco Van Kampen U.S. Mortgage Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.00% per year of the Fund’s average daily net assets attributable to Class A Shares with respect to accounts existing before July 1, 1987.
     Under its distribution plan and service plan, for Invesco Van Kampen High Yield Municipal Fund’s Class C shares, the aggregate distribution fees and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.
FINANCIAL STATEMENTS
     A Fund’s financial statements for the fiscal year ended August 31, 2011, including the Financial Highlights pertaining thereto, and the reports of the independent registered public accounting firm thereon, are incorporated by reference into this SAI from such Fund’s Annual Report to shareholders.
     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.
PENDING LITIGATION
Settled Regulatory Enforcement Actions and Investigations Related to Market Timing
     On October 8, 2004, Invesco Advisers, Inc. (Invesco), successor by merger to Invesco Aim Advisors, Inc. and INVESCO Funds Group, Inc. (IFG), both former investment advisers, along with Invesco Aim Distributors, n/k/a Invesco Distributors, Inc. (Invesco Distributors) reached final settlements with certain regulators, including the Securities and Exchange Commission (SEC), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds (n/k/a the Invesco Funds), including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) was created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco and Invesco Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco, which was done pursuant to the terms of the settlement. The methodology of the fair funds distributions was determined by Invesco’s independent distribution

104

consultant (IDC Plan), in consultation with Invesco and the independent trustees of the Invesco Funds, and approved by the SEC on May 23, 2008.
     On May 23, 2008, the SEC posted its final approval of the plans for distributing market timing settlement proceeds to adversely impacted AIM and INVESCO Fund shareholders. The AIM Fair Fund began distribution of settlement monies to impacted former shareholders on June 1, 2009. After receipt of SEC approval, undistributed residual amounts left in the AIM Fair Fund were deposited in the appropriate fund. The Invesco Fair Fund began distribution of settlement monies to impacted former shareholders on December 11, 2009 and the distribution of checks concluded on September 21, 2010. After receipt of SEC approval, undistributed residual amounts totaling approximately $55 million left in the Invesco Fair Fund were distributed to the appropriate funds. On May 11, 2011, the SEC issued an order that amended the Invesco Fair Fund distribution plan to segregate approximately $3.5 million of the Fair Fund’s residual amount and to require that a certain financial intermediary take additional steps to identify beneficial accountholders of its historic omnibus positions in the funds so that they may receive their appropriate portion of the segregated $3.5 million residual amount.
     The IDC Plan provides for distribution to all eligible investors for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. Further details regarding the IDC Plan and distributions thereunder are available on Invesco’s Web site, available at http://www.invesco.com/us.
     On August 30, 2005, the West Virginia Office of the State Auditor — Securities Commission (WVASC) issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco and Invesco Distributors (collectively, Invesco) (Order No. 05-1318). The WVASC made findings of fact that Invesco allegedly entered into certain arrangements permitting market timing of the Invesco Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco violated the West Virginia securities laws. The WVASC ordered Invesco to cease any further violations and sought to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an “administrative assessment” to be determined by the Commissioner. On October 27, 2011, a hearing examiner was appointed to this matter.

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APPENDIX A
RATINGS OF DEBT SECURITIES
     . The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch.
Moody’s Long-Term Debt Ratings

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Moody’s Short-Term Prime Rating System
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP (Not Prime)
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s MIG/VMIG US Short-Term Ratings
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.
The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.
Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.
     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.
     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor’s Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.
Standard & Poor’s Municipal Short-Term Note Ratings Definitions
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule — the larger final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.
Standard & Poor’s Dual Ratings
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’)
The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analysis do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.
Fitch Credit Rating Scales
Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.
Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Fitch Long-Term Rating Scales
Issuer Credit Rating Scales
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
     AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
     BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
     BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
     B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
     CCC: Substantial credit risk.
Default is a real possibility.

     CC: Very high levels of credit risk.
Default of some kind appears probable.
     C: Exceptionally high levels of credit risk
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

     RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

     D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch Short-Term Rating Scales
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
     F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
     F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
     B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
     C: High short-term default risk.
Default is a real possibility.
     RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
     D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
Persons to Whom Invesco Provides
Non-Public Portfolio Holdings on an Ongoing Basis
(as of October 24, 2011)

Service Provider	Disclosure Category
ABN AMRO Financial Services, Inc.	Broker (for certain Invesco Funds)
Absolute Color	Financial Printer
Anglemyer & Co.	Analyst (for certain Invesco Funds)
Ballard Spahr Andrews & Ingersoll, LLP	Special Insurance Counsel
Blaylock Robert Van LLC	Broker (for certain Invesco Funds)
BB&T Capital Markets	Broker (for certain Invesco Funds)
Bear Stearns Pricing Direct, Inc.	Pricing Vendor (for certain Invesco Funds)
BLNS Securities Ltd.	Broker (for certain Invesco Funds)
BOSC, Inc.	Broker (for certain Invesco Funds)
BOWNE & Co.	Financial Printer
Brown Brothers Harriman & Co.	Securities Lender (for certain Invesco Funds)
Cabrera Capital Markets	Broker (for certain Invesco Funds)
Charles River Systems, Inc.	System Provider
Chas. P. Young Co.	Financial Printer
Cirrus Research, LLC	Trading System
Citigroup Global Markets, Inc.	Broker (for certain Invesco Funds)
Commerce Capital Markets	Broker (for certain Invesco Funds)
Crane Data, LLC	Analyst (for certain Invesco Funds)
Credit Suisse International / Credit Suisse Securities (Europe) Ltd.	Service Provider
Crews & Associates	Broker (for certain Invesco Funds)
D.A. Davidson & Co.	Broker (for certain Invesco Funds)
Dechert LLP	Legal Counsel
DEPFA First Albany	Broker (for certain Invesco Funds)
E.K. Riley Investments LLC	Broker (for certain Invesco Funds)
Empirical Research Partners	Analyst (for certain Invesco Funds)
Finacorp Securities	Broker (for certain Invesco Funds)
First Miami Securities	Broker (for certain Invesco Funds)
First Southwest Co.	Broker (for certain Invesco Funds)
First Tryon Securities	Broker (for certain Invesco Funds)
FT Interactive Data Corporation	Pricing Vendor
FTN Financial Group	Broker (for certain Invesco Funds)
GainsKeeper	Software Provider (for certain Invesco Funds)
GCom2 Solutions	Software Provider (for certain Invesco Funds)
George K. Baum & Company	Broker (for certain Invesco Funds)
Glass, Lewis & Co.	System Provider (for certain Invesco Funds)
Global Trading Analytics, LLC	Software Provider
Global Trend Alert	Analyst (for certain Invesco Funds)
Greater Houston Publishers, Inc.	Financial Printer
Hattier, Sanford & Reynoir	Broker (for certain Invesco Funds)
Hutchinson, Shockey, Erley & Co.	Broker (for certain Invesco Funds)
ICI (Investment Company Institute)	Analyst (for certain Invesco Funds)

Service Provider	Disclosure Category
ICRA Online Ltd.	Rating & Ranking Agency (for certain Invesco Funds)
iMoneyNet, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Initram Data, Inc.	Pricing Vendor
Institutional Shareholder Services, Inc.	Proxy Voting Service (for certain Invesco Funds)
Invesco Investment Services, Inc.	Transfer Agent
Invesco Senior Secured Management, Inc.	System Provider (for certain Invesco Funds)
Investment Company Institute	Analyst (for certain Invesco Funds)
Investortools, Inc.	Broker (for certain Invesco Funds)
ITG, Inc.	Pricing Vendor (for certain Invesco Funds)
J.P. Morgan Securities, Inc.	Analyst (for certain Invesco Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan Chase Bank, N.A.	Lender (for certain Invesco Funds)
J.P. Morgan Securities	Broker (for certain Invesco Funds)
Janney Montgomery Scott LLC	Broker (for certain Invesco Funds)
John Hancock Investment Management Services, LLC	Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP	Special Insurance Counsel
KeyBanc Capital Markets, Inc.	Broker (for certain Invesco Funds)
Kramer Levin Naftalis & Frankel LLP	Legal Counsel
Lebenthal & Co. LLC	Broker (for certain Invesco Funds)
Lipper, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Loan Pricing Corporation	Pricing Service (for certain Invesco Funds)
Loop Capital Markets	Broker (for certain Invesco Funds)
M.R. Beal	Broker (for certain Invesco Funds)
MarkIt Group Limited	Pricing Vendor (for certain Invesco Funds)
Merrill Communications LLC	Financial Printer
Mesirow Financial, Inc.	Broker (for certain Invesco Funds)
Middle Office Solutions	Software Provider
Moody’s Investors Service	Rating & Ranking Agency (for certain Invesco Funds)
Morgan Keegan & Company, Inc.	Broker (for certain Invesco Funds)
Morrison Foerster LLP	Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated	Securities Lender (for certain Invesco Funds)
Muzea Insider Consulting Services, LLC	Analyst (for certain Invesco Funds)
Ness USA Inc.	System provider
Noah Financial, LLC	Analyst (for certain Invesco Funds)
Omgeo LLC	Trading System
Piper Jaffray	Analyst (for certain Invesco Funds)
Prager, Sealy & Co.	Broker (for certain Invesco Funds)
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm (for all Invesco Funds)
Protective Securities	Broker (for certain Invesco Funds)
Ramirez & Co., Inc.	Broker (for certain Invesco Funds)
Raymond James & Associates, Inc.	Broker (for certain Invesco Funds)
RBC Capital Markets	Analyst (for certain Invesco Funds)
RBC Dain Rauscher Incorporated	Broker (for certain Invesco Funds)
Reuters America LLC	Pricing Service (for certain Invesco Funds)
Rice Financial Products	Broker (for certain Invesco Funds)
Robert W. Baird & Co. Incorporated	Broker (for certain Invesco Funds)
RR Donnelley Financial	Financial Printer
Ryan Beck & Co.	Broker (for certain Invesco Funds)

Service Provider	Disclosure Category
SAMCO Capital Markets, Inc.	Broker (for certain Invesco Funds)
Seattle-Northwest Securities Corporation	Broker (for certain Invesco Funds)
Siebert Brandford Shank & Co., L.L.C.	Broker (for certain Invesco Funds)
Simon Printing Company	Financial Printer
Southwest Precision Printers, Inc.	Financial Printer
Southwest Securities	Broker (for certain Invesco Funds)
Standard and Poor’s/Standard and Poor’s Securities Evaluations, Inc.	Pricing Service and Rating and Ranking Agency (each, respectively, for certain Invesco Funds)
StarCompliance, Inc.	System Provider
State Street Bank and Trust Company	Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain Invesco Funds)
Sterne, Agee & Leach, Inc.	Broker (for certain Invesco Funds)
Stifel, Nicolaus & Company, Incorporated	Broker (for certain Invesco Funds)
Stradley Ronon Stevens & Young, LLP	Legal Counsel
The Bank of New York	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
The MacGregor Group, Inc.	Software Provider
The Savader Group LLC	Broker (for certain Invesco Funds)
Thomson Information Services Incorporated	Software Provider
UBS Financial Services, Inc.	Broker (for certain Invesco Funds)
VCI Group Inc.	Financial Printer
Vining Sparks IBG	Broker (for Certain Invesco Funds)
W.H Mell Associates, Inc.	Broker (for certain Invesco Funds)
Wachovia National Bank, N.A.	Broker (for certain Invesco Funds)
Western Lithograph	Financial Printer
Wiley Bros. Aintree Capital L.L.C.	Broker (for certain Invesco Funds)
William Blair & Co.	Broker (for certain Invesco Funds)
XSP, LLC\Solutions Plus, Inc.	Software Provider

APPENDIX C
TRUSTEES AND OFFICERS
As of November 30, 2011
The address of each trustee and officer is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

				Other
				Trusteeship(s)/
			Number of Funds in	Directorships(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Held by
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[3] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment	141	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[3]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

Other
			Number of Funds in	Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.:

Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC;

			Number of Funds in	Other Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
		Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[4] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	141	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

			Number of Funds in	Other Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

			Number of Funds in	Other Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	141	None

			Number of Funds in	Other Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	141	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	141	None

		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director,	N/A	N/A

			Number of Funds in	Other Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and

			Number of Funds in	Other Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
		Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.;

			Number of Funds in	Other Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
		President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., and Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser);	N/A	N/A

			Number of Funds in	Other Trusteeship(s)/
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorships(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee/Director
Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Trustee Ownership of Fund Shares as of December 31, 2010

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of Equity Securities	Registered Investment Companies Overseen by
Name of Trustee	Per Fund	Trustee in Invesco Funds
Martin L. Flanagan	Invesco Van Kampen American Franchise Fund Over $100,000	Over $100,000
Invesco Van Kampen Growth and Income Fund Over $100,000
Philip A. Taylor	None	-0-
Wayne W. Whalen	Invesco Van Kampen American Franchise Fund $10,001 - $50,000	Over $100,000
Invesco Van Kampen Equity and Income Fund Over $100,000
Invesco Van Kampen Small Cap Growth Fund $1 - $10,000
David C. Arch	Invesco Van Kampen American Franchise Fund $10,001 - $50,000	$50,001 — $100,000
Bob R. Baker	None	Over $100,000
Frank S. Bayley	None	Over $100,000
James T. Bunch	None	Over $100,000[5]
Bruce L. Crockett	None	Over $100,000[4]
Rodney Dammeyer	None	Over $100,000
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000[4]
Carl Frischling	None	Over $100,000[4]
Prema Mathai Davis	None	Over $100,000[4]
Lewis F. Pennock [5]	None
Larry Soll	None	Over $100,000[4]
Hugo F. Sonnenschein	None	Over $100,000
Raymond Stickel, Jr.	None	Over $100,000

[5]	Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

5	Retired effective March 31, 2011.

APPENDIX D
TRUSTEE COMPENSATION TABLE
Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2010:

		Retirement
	Aggregate	Benefits	Estimated	Total
Trustee	From the	by All	Upon	From All Invesco
Interested Trustees	Trust(1)	Invesco Funds(2)	Retirement(3)	Funds(4)
Wayne W. Whalen (5)	$42,819	—	—	$327,499
Independent Trustees
David C. Arch (5)	44,356	—	—	$320,944
Bob R. Baker	45,534	$108,746	$244,051	295,850
Frank S. Bayley	55,448	105,795	192,000	350,950
James T. Bunch	50,788	145,546	192,000	310,550
Bruce L. Crockett	94,661	100,134	192,000	606,800
Rod Dammeyer (5)	44,014	—	—	335,749
Albert R. Dowden	53,797	143,542	192,000	340,200
Jack M. Fields	42,819	142,508	192,000	268,250
Carl Frischling (6)	50,244	108,746	192,000	312,700
Prema Mathai-Davis	46,324	138,797	192,000	295,850
Lewis F. Pennock (7)	21,643	101,519	192,000	268,250
Larry Soll	51,780	163,515	213,723	318,150
Hugo F. Sonnenschein (5)	43,610	—	—	310,166
Raymond Stickel, Jr.	54,699	114,085	192,000	341,300

(1)	Amounts shown are based on the fiscal year ended August 31, 2011. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2011, including earnings, was $56,689.

(2)	During the fiscal year ended August 31, 2011, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $490,501.

(3)	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date.

(4)	All trustees except Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 29 registered investment companies advised by Invesco. Messrs. Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 47 registered investment companies advised by Invesco.

(5)	Messrs. Arch, Dammeyer , Sonnenschein and Whalen were elected as trustees of the Trust effective June 15, 2010.

(6)	During the fiscal year ended August 31, 2011, the Trust paid $ $66,117 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(7)	Retired effective March 31, 2011.

D-1

APPENDIX E
PROXY POLICIES AND PROCEDURES
I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance

Policy Approver	Fund Board

Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

Invesco Asset Management Deutschland GmbH

Invesco Kapitalanlagegesellschaft mbH
Proxy Voting Policy
Version History, Changes:
Version: 1.2: Descriptions; Update of Names; Update of Appendix B

Version: 1.1: Format; Update of Appendix B

Version: 1.0: Initial Version

GENERAL POLICY
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
PROXY VOTING POLICIES
Voting of Proxies
Invesco will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will vote for. If Invesco decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If Invesco does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.
Risk Metrics Group Services
Invesco has contracted with Risk Metrics Group (“RMG”), previously Institutional Shareholder Services — ISS, an independent third party service provider, to vote Invesco’s clients’ proxies according to RMG’s proxy voting recommendations. In addition, RMG will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, Invesco will review information obtained from RMG to ascertain whether RMG (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of Invesco’s clients. This may include a review of RMG’s Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work RMG does for corporate issuers and the payments RMG receives from such issuers.
Custodians forward proxy materials for clients who rely on Invesco to vote proxies to RMG. RMG is responsible for exercising the voting rights in accordance with the RMG proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RMG to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RMG recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RMG vote recommendation, the Proxy Voting Committee (PVC) of the Global Quantitative Equities Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.
ISS Recusal
When RMG makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the Invesco Global Quantitative Equitites and the Compliance Officer will review the issue and, if Invesco does not have a conflict of interest, direct RMG how to vote the proxies. In such cases where Invesco has a conflict of interest, Invesco, in its sole discretion, shall either (a) vote the proxies pursuant to RMG’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.
Override of RMG Recommendation
There may be occasions where the Invesco investment personnel or senior officers seek to override RMG’s recommendations if they believe that RMG’s recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an RMG recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RMG recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the Global Quantitative Equitites Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the RMG voting recommendation if they determine that it is in the best economic interests of clients.
Proxy Voting Records
Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.

CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RMG to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RMG, each vote recommendation provided by RMG to Invesco includes a representation from RMG that RMG faces no conflict of interest with respect to the vote. In instances where RMG has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the Global Quantitative Equitites Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and clients.
For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any person within the Invesco organization, which includes Invesco’s affiliates.
Accordingly, each Invesco person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship to Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each of Invesco’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of Invesco’s clients.
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An Invesco person shall not be considered to have a conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.
The following are examples of situations where a conflict may exist:
▪	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

▪	Personal Relationships — where a Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

▪	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that Invesco (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients’ funds are invested in that company’s shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.
It is the responsibility of the Invesco person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.
In addition, any Invesco person who submits an RMG override recommendation to the Proxy Voting Committee (PVC) of the Global Quantitative Equitites Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.
In addition, the Proxy Voting Committee (PVC) of the Global Quantitative Equities Group must notify Invesco’s Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within Invesco or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to,
(1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors,
(2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or
(3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the Global Quantitative Equities Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.
RMG PROXY VOTING GUIDELINES
A copy of RMG’s Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy, which can be found at http://www.riskmetrics.com/policy.

Invesco Perpetual
Policy on Corporate Governance and Stewardship

Contents

16	Introduction

16	Scope

16	Responsible voting

17	Voting procedures

17	Dialogue with companies

18	Non-routine resolutions and other topics

19	Evaluation of companies’ environmental, social and governance arrangements (ESG)

19	Disclosure and reporting

20	UK Stewardship Code

22	Appendix 1 — Voting on non-UK/European and blocked shares

Invesco Perpetual
Policy on Corporate Governance and Stewardship
1.	Introduction

Invesco Perpetual (IP), a business name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder on behalf of all investors in portfolios managed by them. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests look after shareholders’ value in their companies and comply with local recommendations and practices, such as the UK Corporate Governance Code issued by the Financial Reporting Council and the U.S. Department of Labor Interpretive Bulletins.

IP has a responsibility to optimise returns to its investors. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit in its future earnings streams. In IP’s view, it is about helping to provide the capital it needs to grow, it is about being actively involved in its strategy and it is about helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for our investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than liquidating their share ownership, is the removal of directors.

2.	Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies. As an example, within IP’s ICVC range the following funds are excluded: IP UK Enhanced Index, IP US Equity Benchmark Plus, IP Hong Kong & China, IP Japanese Smaller Companies, IP Global Balanced Index Fund, IP Global ex-UK Core Equity and the IP Global ex-UK Enhanced Index.

3.	Responsible voting

One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I — Voting on non-UK/European shares).

IP considers that the voting rights attached to its clients’ investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
In voting for or against a proposal, IP will have in mind three objectives, as follows:
•	To protect the rights of its investors

•	To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

•	To protect the long-term value of its clients’ investments.
It is important to note that, when exercising voting rights, the third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a board on any particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

IP will actively exercise the voting rights represented by the shares it manages on behalf of its investors where it is granted the discretion to do so. In certain circumstances the discretion is retained by the client, where they wish to be responsible for applying their own right to vote.

Note: Share blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as the time around a shareholder meeting.

4.	Voting procedures

IP will endeavour to keep under regular review with trustees, depositaries, custodians and third party proxy voting services the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions. Although IP’s proxy voting service will provide research and recommendations for each resolution, each fund manager will cast their vote independently considering their own research and dialogue with company management.

Proxy voting research and services are currently provided by Institutional Shareholder Services (ISS), part of the RiskMetrics Group.

IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). However, IP does not currently enter into any stock lending arrangements as it believes the facility does not support active shareholder engagement.

5.	Dialogue with companies

IP will endeavour, where practicable in accordance with its investment approach, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to shareholder value.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to investors, where possible, in shaping strategy. Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital IP has invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular re-evaluation, which can only be achieved through company meetings.

The building of this relationship facilitates frank and open discussion, and ongoing interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investment was based on a joint understanding of where the business was going and the ability of the management to execute that plan. Inevitably there are times when IP’s views diverge from those of the company’s executives but, where possible, it attempts to work with the company towards a practical solution. However, IP believes that its status as part-owner of a company means that it has both the right and the responsibility to make its views known. The option of selling out of that business is always open, but normally IP prefers to push for change, even if this can be a slow process.

Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing the company’s prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:
•	Nomination and audit committees

•	Remuneration committee and directors’ remuneration

•	Board balance and structure

•	Financial reporting principles

•	Internal control system and annual review of its effectiveness

•	Dividend and Capital Management policies

•	Socially Responsible Investing policies
6.	Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Apart from the three fundamental voting objectives set out under ‘Responsible Voting’ above, considerations that IP might apply to non-routine proposals will include:
•	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

•	Peer group response to the issue in question

•	Whether implementation would achieve the objectives sought in the proposal

•	Whether the matter is best left to the Board’s discretion.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
7.	Evaluation of companies’ environmental, social and governance arrangements

At IP, each fund manager is individually responsible for environmental, social and governance (ESG) matters, rather than utilising ESG professionals or an internal / external discrete team independent from the fund management process. ESG issues are deemed as an essential component of the fund manager’s overall investment responsibilities. Additionally, fund managers may call on the support of the IP Operations team on any ESG matter.

As mentioned in Section 5, company meetings are an integral part of IP’s investment research approach and discussions at these meetings include all matters that might affect the share price, including ESG issues.

IP’s research is structured to give it a detailed understanding of a company’s key historical and future, long-term business drivers, such as demand for its products, pricing power, market share trends, cash flow and management strategy. This enables IP’s investment teams to form a holistic opinion of management strategy, the quality of the management, an opinion on a company’s competitive position, its strategic advantages/ disadvantages, and corporate governance arrangements, thus incorporating any inherent ESG issues.

IP will, when evaluating companies’ governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors brought to its attention.

8.	Disclosure and reporting

Although IP acknowledges initiatives of transparency, it is also very aware of its fiduciary duty and the interests of all investors in portfolios managed by them. As such, IP is very cognisant that disclosure of any meeting specific information may have a detrimental affect in its ability to manage its portfolios and ultimately would not be in the best interests of all shareholders. Primarily, this is for investor protection and to allow IP’s fund managers to manage their portfolios in the interests of all its clients.

Although IP does not report specific findings of company meetings for external use, regular illustrations will be provided to demonstrate that active engagement is at the heart of its investment process.

For clients with individual mandates, (i.e. not invested in a fund), IP may discuss specific issues where it can share details of a client’s portfolio with that specific client. Occasionally, where IP has expressed strong views to management over matters of governance, those views have gained media attention, but IP will never seek to encourage such debates in the media.

On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:
•	In IP’s view, it does not conflict with the best interests of other investors and

•	It is understood that IP will not be held accountable for the expression of views within such voting instructions and

•	IP is not giving any assurance nor undertaking nor has any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding three months will not normally be provided for activities within the funds managed by IP.
Note:

The record of votes will reflect the voting instruction of the relevant fund manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the

Invesco Perpetual
Policy on Corporate Governance and Stewardship
provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.
9.	The UK Stewardship Code

The UK Stewardship Code (the Code)issued by the Financial Reporting Council (FRC) aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire. The Code is applied on a ‘comply or explain’ approach. IP sets out below how it complies with each principle or details why it chooses not to.

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

IP complies with Principle 1 and publishes the Invesco Perpetual Policy on Corporate Governance and Stewardship on its website —

http://investor.invescoperpetual.co.uk/portal/site/ipinvestor/aboutus/ukstewardshipcode/

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

IP complies with Principle 2 by meeting its regulatory requirement of having an effective Conflicts of Interest Policy. Any conflicts of interest arising through its stewardship of investee companies will be handled in accordance with that policy.

In respect of stewardship, IP anticipates the opportunity for conflicts arising would be limited, e.g. where it invests in a company that is also a broker (i.e. dealing) of, or client of IP.

Principle 3

Institutional investors should monitor their investee companies.

As an active shareholder, IP complies with Principle 3. Through its investment process, fund managers endeavour to establish on a proportionate basis ongoing dialogue with company management and this is likely to include regular meetings. In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all future key engagement activities.

When casting votes on behalf of investors, IP keeps detailed records of all instructions given in good faith to third parties such as trustees, depositories and custodians. Although the rationale for voting in a particular manner is not automatically captured through the voting process, the individually responsible fund manager would be expected to be able to clearly articulate their decision whenever required.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

IP complies with Principle 4 with its fund managers managing corporate governance matters independently being a key part of their investment process to protect and add value on behalf investors. Initially any issues / concerns would be raised by its fund managers through IP’s process of ongoing dialogue and company meetings. On occasions that a fund manager believes an issue is significant enough to be escalated, this will be done through IP’s Chief Investment Officer (CIO) and the IP Operations team who will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate.

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable and, as they pertain to the UK market, are not in breach of ‘concert party’ rules. Other shareholders can engage directly with the relevant fund manager or through an investment adviser. Alternatively, enquiries can be directed to the members of the IP Operations team detailed below:
•	Charles Henderson — Head of IP Operations and Dealing

•	Dan Baker — IP Operations Manager
Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity.

As detailed in Section 3, IP is committed to voting on all the UK stocks it holds for its underlying investors and where it has the full discretion to do so. Whilst comprehensive records of IP’s voting instructions are maintained, IP does not report specifically on its voting activity. Whilst being mindful of its fiduciary duty and the interest of all investors, IP believes that automatic public disclosure of its voting records may have a detrimental affect on its ability to manage its portfolios and ultimately would not be in the best interest of all shareholders.

On specific requests from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to limitations detailed in Section 8.

Principle 7

Institutional investors should report periodically on their stewardship and voting activities.

IP complies with Principle 7 through a commitment to provide regular illustrations of its engagement activities and to respond to voting record requests from investors in its portfolios on an individual basis.

Although IP does not report specific findings of company meetings for external use, regular illustrations will be provided to demonstrate that active engagement is at the heart of its investment process. On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to certain limitations outlined in Section 8. Although the rationale for its voting decision is not captured through the voting process, individual fund managers would be expected to articulate their decision whenever required.

Invesco Perpetual
Policy on Corporate Governance and Stewardship
Appendix 1
Voting on non-UK/European shares
When deciding whether to exercise the voting rights attached to its clients’ non-UK/European shares, IP will take into consideration a number of factors. These will include the:
•	Likely impact of voting on management activity, versus the cost to the client

•	Portfolio management restrictions (e.g. share blocking) that may result from voting

•	Preferences, where expressed, of clients
Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.
Note: Share blocking
Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

As at 30 September 2010.
Information our products is available on the contact details provided below.
Telephone calls may be recorded.
The value of investments and any income will fluctuate (this may partly be the result of exchange rate fluctuations) and investors may not get back the full amount invested.
Past performance is not a guide to future returns.
Where Invesco Perpetual has expressed views and opinions, these may change.
Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Services Authority.
Invesco Asset Management Limited
Perpetual Park, Perpetual Park Drive, Henley-on-Thames,
Oxfordshire, RG9 1HH
Telephone: Broker Services 0800 0282121
www.invescoperpetual.co.uk
30 Finsbury Square, London EC2A 1AG
Telephone: 020 7065 4000
www.invescoperpetual.co.uk/institutional
Registered in England 949417
Registered Office: 30 Finsbury Square, London, EC2A 1AG

1.	Proxy Voting Policy
1.1	Introduction

Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way Invesco represents its clients in matters of corporate governance is through the proxy voting process.

This policy sets out Invesco Australia’s approach to proxy voting in the context of portfolio management, client service responsibilities and corporate governance principles.

This policy applies to;
•	all Australian based and managed funds and mandates, in accordance with IFSA Standard No. 13.00 October 2004, clause 9.1 and footnote #3.
This policy does not apply;
•	where investment management of an international fund has been delegated to an overseas Invesco company, proxy voting will rest with that delegated manager.
In order to facilitate its proxy voting process and to avoid conflicts of interest where these may arise, Invesco may retain a professional proxy voting service to assist with in-depth proxy research, vote recommendations, vote execution, and the necessary record keeping.

1.2	Guiding Principles

1.2.1	The objective of Invesco’s Proxy Voting Policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.2.2	The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.2.3	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints.

1.2.4	Invesco considers that proxy voting rights are an important power, which if exercised diligently can enhance client returns, and should be managed with the same care as any other asset managed on behalf of its clients.

1.2.5	Invesco may choose not to vote on a particular issue if this results in shares being blocked from trading for a period of more than 4 hours; it may not be in the interest of clients if the liquidity of investment holdings is diminished at a potentially sensitive time, such as that around a shareholder meeting.
1.3	Proxy Voting Authority

1.3.1	Authority Overview

An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

Proxy voting policy follows two streams, each defining where discretion to exercise voting power should rest — with Invesco as the investment manager (including its ability to outsource the function), or with individual mandate clients.

Under the first alternative, Invesco’s role would be both to make voting decisions, for pooled funds and on individual mandate clients’ behalf, and to implement those decisions.

Under the second alternative, where IM clients retain voting control, Invesco has no role to play other than administering voting decisions under instructions from our clients on a cost recovery basis.

1.3.2	Individually-Managed Clients

IM clients may elect to retain voting authority or delegate this authority to Invesco. If delegated, Invesco will employ either ISS or ASCI guidelines (selected at inception by the client) but at all times Invesco Investment Managers will retain the ability to override any decisions in the interests of the client. Alternate overlays and ad hoc intervention will not be allowed without Board approval.

In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes.

Some individually-managed clients may wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers[1].

The choice of this directive will occur at inception or at major review events only. Individually managed clients will not be allowed to move on an ad hoc basis between delegating control to the funds manager and full direct control.

[1]	In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations that have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio. Such arrangements will be costed into administration services at inception.

1.3.3	Pooled Fund Clients

The funds manager is required to act solely in the collective interests of unit holders at large rather than as a direct agent or delegate of each unit holder. The legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit holders in the pooled fund as a whole.

All proxy voting decisions may be delegated to an outsourced provider, but Invesco investment managers will retain the ability to override these decisions in the interests of fund unit holders.

1.4	Key Proxy Voting Issues

1.4.1	Issues Overview

Invesco will consider voting requirements on all issues at all company meetings directly or via an outsourced provider. We will generally not announce our voting intentions and the reasons behind them.

1.4.2	Portfolio Management Issues

Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we invest in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Administrative constraints are highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company — eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases,

Invesco will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, reasonable consideration of issues and the actual casting of a vote on all such resolutions would entail an unreasonable administrative workload and cost. For this reason, Invesco may outsource all or part of the proxy voting function at the expense of individual funds. Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service.
1.5	Internal Proxy Voting Procedure

In situations where an override decision is required to be made or where the outsourced provider has recused itself from a vote recommendation, the responsible Investment Manager will have the final say as to how a vote will be cast.

In the event that a voting decision is considered not to be in the best interests of a particular client or where a vote is not able to be cast, a meeting may be convened at any time to determine voting intentions. The meeting will be made up of at least three of the following:
Chief Executive Officer;

Head of Operations & Finance;

Head of either Legal or Compliance; and

Relevant Investment Manager(s).
1.6	Client Reporting
Invesco will keep records of its proxy voting activities, directly or through outsourced reporting.
Upon client election, Invesco will report quarterly or annually to the client on proxy voting activities for investments owned by the client.

A record will be kept of the voting decision in each case by Invesco or its outsourced provider. Invesco will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 — Proxy Voting.

Invesco Hong Kong Limited
PROXY VOTING POLICY
8 April 2004

Introduction	30

1. Guiding Principles	31

2. Proxy Voting Authority	32

3. Key Proxy Voting Issues	34

4. Internal Admistration and Decision-Making Process	37

5. Client Reporting	39

INTRODUCTION
This policy sets out Invesco’s approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients

Invesco’s proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1.	GUIDING PRINCIPLES
1.1	Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

1.2	The sole objective of Invesco’s proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.3	Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder’s role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise’s Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.4	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

1.5	Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2.	PROXY VOTING AUTHORITY
2.1	An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

2.2	An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest — with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco’s role would be both to make voting decisions on clients’ behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

2.3	In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

2.4	Individually-Managed Clients

2.4.1	As a matter of general policy, Invesco believes that unless a client’s mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client’s interests alone.

2.4.2	The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

2.4.3	In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

2.4.4	While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

2.4.5	In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

2.4.6	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

PROXY VOTING AUTHORITY

Individually-Managed Clients

Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.

In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients’ requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.
2.5	Pooled Fund Clients

2.5.1	The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

2.5.2	These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

2.5.3	As in the case of individually-managed clients who delegate their proxy voting authority, Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

2.5.4	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

PROXY VOTING AUTHORITY

Pooled Fund Clients

In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.

Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3.	KEY PROXY VOTING ISSUES
3.1	This section outlines Invesco’s intended approach in cases where proxy voting authority is being exercised on clients’ behalf.

3.2	Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

3.3	Invesco applies two underlying principles. First, our interpretation of ‘material voting issues’ is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ portfolios through investment performance and client service.

3.4	In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

3.5	Portfolio Management Issues — Active Equity Portfolios

3.5.1	While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

3.5.2	In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

3.5.3	Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority — either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

KEY VOTING ISSUES

Major Corporate Proposals

Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.

ä	contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

ä	approval of changes of substantial shareholdings;

ä	mergers or schemes of arrangement; and

ä	approval of major asset sales or purchases.
As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Invesco’s approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.
3.6	Administrative Issues

3.6.1	In addition to the portfolio management issues outlined above, Invesco’s proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients’ behalf.

3.6.2	There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

3.6.3	In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

3.6.4	While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

3.6.5	These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company — eg. approval of financial accounts or housekeeping amendments to Articles of

Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a “yes” vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.
3.6.6	Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

KEY PROXY VOTING ISSUES

Administrative Constraints

In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients’ portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.

A significant proportion in this context means 5% or more of the market capitalisation of the company.

4.	INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS
4.1	The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:
4.2	As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

4.3	A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

4.4	Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

4.5	The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.
4.6	A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting “season”, when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco’s ability to influence a custodian’s service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

4.7	The following policy commitments are implicit in these administrative and decision-making processes:

INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS

Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.

The voting decision will be made by the Primary Investment Manager responsible for the market in question.

A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.

Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients’ behalf.

Invesco’s ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5.	CLIENT REPORTING
5.1	Invesco will keep records of its proxy voting activities.

5.2	Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

5.2	The following points summarise Invesco’s policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client’s mandate):

CLIENT REPORTING

Where proxy voting authority is being exercised on a client’s behalf, a statistical summary of voting activity will be provided on request as part of the client’s regular quarterly report.

Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance, Proxy Committee

Policy Approver	Invesco Risk Management Committee

Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
RiskMetrics’ Services
Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.
Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.
Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation
When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

Override of RiskMetrics’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
▪	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

▪	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

▪	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

B6. Proxy Voting
Policy Number: B-6                Effective Date: May 1, 2001                Revision Date: December 2010

1. Purpose and Background
In its trusteeship and management of mutual funds, Invesco Trimark acts as fiduciary to the Fund and must act in its best interest.
2. Application
Invesco Trimark will make every effort to exercise all voting rights with respect to securities held in the accounts (“Accounts”) that it acts as investment fund manager and/or adviser including separately managed portfolios (“SMPs”), investment funds offered in Canada (“Canadian Funds”), investment funds registered under and governed by the US Investment Company Act of 1940, as amended, and to which Invesco Trimark provides advisory services (the “US Funds”).but excluding Accounts (“Sub-Advised Accounts”) that are sub-advised to affiliated or third party advisers (“Sub-Advisers”) to provide investment advice to such accounts. Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s policy, unless the sub-advisory agreement or investment management agreement between the client and Invesco Trimark provides otherwise.
Unless the investment management agreement between Invesco Trimark and its client provides otherwise, Invesco Trimark’s portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Account. Portfolio managers must vote proxies in accordance with the Invesco Trimark Proxy Voting Guidelines (the “Guidelines”), as amended from time to time, a copy of which is attached to this policy.
When a proxy is voted against the recommendation of the publicly traded company’s management, the portfolio manager or designate will provide to the Chief Investment Officer (“CIO”) the reasons in writing for any vote in opposition to management’s recommendation.
Invesco Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Accounts, in accordance with the Guidelines.
3. Proxy Administration, Records Management and Data Retention
3.1 Proxy Administration
Invesco Trimark has a dedicated proxy team within the Investment Operations and Support department (“Proxy Team”). This team is responsible for managing all proxy voting materials. The Proxy Team endeavours to ensure that all proxies and notices are received from all issuers on a timely basis.

Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.
Once a circular is received, the Proxy Team verifies that all shares and Accounts affected are correctly listed. The Proxy Team then gives a copy of the proxy ballot to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.
Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent.
3.2 Records Management and Data Retention
Invesco Trimark will maintain for all Accounts a record of all proxies received, a record of votes cast and a copy of the reasons for voting against management. In addition, for the US Funds Invesco Trimark will maintain a copy of any document created by Invesco Trimark that was material to making a decision how to vote proxies on behalf of a U.S. Fund and that memorializes the basis of that decision.
The external proxy service provider retains on behalf of Invesco Trimark electronic records of the votes cast and agrees to provide Invesco Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to Invesco Trimark for a period of 7 years.
In the event that Invesco Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.
4. Reporting
The CIO will report on proxy voting to the Compliance Committees of the Invesco Trimark Fund Advisory Board and the Boards of Directors of Invesco Trimark Canada Fund Inc. and Invesco Trimark Corporate Class Inc. (collectively, the “Board Compliance Committees”) on an annual basis with respect to all Canadian Funds and investment funds managed by Invesco Trimark but sub-advised by a Sub-Adviser. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.
In accordance with National Instrument 81-106 (NI 81-106), proxy voting records for all Canadian mutual funds must be prepared annually (for the period ended June 30) and must be posted on Invesco Trimark’s website no later than August 31st of each year.
The Invesco Trimark Compliance department (“Compliance department”) will review a sample of the proxy voting records posted on Invesco Trimark’s website on an annual basis to confirm that the records are posted by the August 31st deadline under NI 81-106.

A summary of the review will be maintained and preserved by the Compliance department in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and ii) for a period of 5 years thereafter at the same location or at any other location.

INVESCO TRIMARK
PROXY VOTING GUIDELINES
Purpose
The purpose of this document is to describe Invesco Trimark’s general guidelines for voting proxies received from companies held in the accounts (“Accounts”) for which it acts as investment fund manager and/or adviser including separately managed portfolios (“SMPs”), investment funds offered in Canada (“Canadian Funds”) and investment funds registered under and governed by the US Investment Company Act of 1940, as amended, and to which Invesco Trimark provides advisory services (the “US Funds”) but excluding Accounts (“Sub-Advised Accounts”) that are sub-advised by affiliated or third party advisers (“Sub-Advisers”) to provide investment advice to such accounts. Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s policy, unless the sub-advisory agreement or investment advisory agreement between the client and Invesco Trimark provides otherwise.
As part of its due diligence, the Invesco Trimark Compliance department will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.
Introduction
Invesco Trimark has a fiduciary obligation to act in the best long-term economic interest of the Accounts when voting proxies of portfolio companies.
The default is to vote with the recommendation of the publicly traded company’s management.
As a general rule, Invesco Trimark shall vote against any actions that would:
•	reduce the rights or options of shareholders,

•	reduce shareholder influence over the board of directors and management,

•	reduce the alignment of interests between management and shareholders, or

•	reduce the value of shareholders’ investments.
At the same time, since Invesco Trimark’s Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the recommendations of company management. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of company management.

While Invesco Trimark’s proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.
These guidelines may be amended from time to time.
Conflicts of Interest
When voting proxies, Invesco Trimark’s portfolio managers assess whether there are material conflicts of interest between Invesco Trimark’s interests and those of the Account. A potential conflict of interest situation may include where Invesco Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Trimark’s relationship with the company. In all situations, the portfolio managers will not take Invesco Trimark’s relationship with the company into account, and will vote the proxies in the best interest of the Account. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the CIO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. The CIO will report any conflicts of interest to the Trading Committee and the Independent Review Committee on an annual basis.
I. BOARDS OF DIRECTORS
We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company’s home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.
Voting on Director Nominees in Uncontested Elections
Votes in an uncontested election of directors are evaluated on a case-by-case basis, considering factors that may include:
•	Long-term company performance relative to a market index,

•	Composition of the board and key board committees,

•	Nominee’s attendance at board meetings,

•	Nominee’s time commitments as a result of serving on other company boards,

•	Nominee’s investments in the company,

•	Whether the chairman is also serving as CEO, and

•	Whether a retired CEO sits on the board.
Voting on Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis, considering factors that may include:
•	Long-term financial performance of the target company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions.
Majority Threshold Voting for Director Elections
We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.
Separating Chairman and CEO
Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.
While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

•	Majority of independent directors;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Majority of Independent Directors
While we generally support proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.
We generally vote for proposals that request that the board’s audit, compensation, and/or nominating committees be composed exclusively of independent directors.
Stock Ownership Requirements
We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.
We generally vote for proposals that require a certain percentage of a director’s compensation to be in the form of common stock.
Size of Boards of Directors
We believe that the number of directors is important to ensuring the board’s effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.
While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.
Classified or Staggered Boards
In a classified or staggered board, directors are typically elected in two or more “classes”, serving terms greater than one year.
We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.
Director Indemnification and Liability Protection
We recognize that many individuals may be reluctant to serve as corporate directors if they are personally liable for all lawsuits and legal costs. As a result, limitations on directors’ liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.
We generally vote for proposals that limit directors’ liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.
II. AUDITORS
A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.
Ratification of Auditors
We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.
We generally vote for the reappointment of the company’s auditors unless:
•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises their independence.
Disclosure of Audit vs. Non-Audit Fees
Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.
There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.
III. COMPENSATION PROGRAMS
Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.
While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):
Cash Compensation and Severance Packages
We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.
Executive Compensation (“say on pay”)
Proposals requesting that companies subject each year’s compensation record to a non binding advisory shareholder vote, or so-called “say on pay” proposals will be evaluated on a case-by-case basis.
Equity Based Plans — Dilution
Equity compensation plans can increase the number of shares of a company and therefore dilute the value of existing shares. While such plans can be an effective compensation tool in moderation, they can be a concern to shareholders and their cost needs to be closely watched. We assess proposed equity compensation plans on a case-by-case basis.
Employee Stock Purchase Plans
We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.
Loans to Employees
We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.
Stock Option Plans — Board Discretion
We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.
Stock Option Plans — Inappropriate Features
We will generally vote against plans that have any of the following structural features:
•	ability to re-price “underwater” options without shareholder approval,

•	ability to issue options with an exercise price below the stock’s current market price,

•	ability to issue “reload” options, or

•	automatic share replenishment (“evergreen”) features.
Stock Option Plans — Director Eligibility
While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined
Stock Option Plans — Repricing
We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.
Stock Option Plans — Vesting
We will vote against stock option plans that are 100% vested when granted.
Stock Option Plans — Authorized Allocations
We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.
Stock Option Plans — Change in Control Provisions
We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.
IV. CORPORATE MATTERS
We will review proposals relating to changes to capital structure and restructuring on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

Common Stock Authorization
We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Dual Class Share Structures
Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.
We will generally vote against proposals to create or extend dual class share structures where classes have different voting rights.
Stock Splits
We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.
Reverse Stock Splits
We will vote for proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
Share Repurchase Programs
We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.
Reincorporation
Reincorporation involves re-establishing the company in a different legal jurisdiction.
We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will generally not be supported if solely as part of an anti-takeover defense or as a way to limit directors’ liability.
Mergers & Acquisitions
We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:
•	will result in financial and operating benefits,

•	have a fair offer price,

•	have favourable prospects for the combined companies, and

•	will not have a negative impact on corporate governance or shareholder rights.
V. SOCIAL RESPONSIBILITY
We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.
We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.
We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.
VI. SHAREHOLDER PROPOSALS
Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:
•	the proposal’s impact on the company’s short-term and long-term share value,

•	its effect on the company’s reputation,

•	the economic effect of the proposal,

•	industry and regional norms applicable to the company,

•	the company’s overall corporate governance provisions, and

•	the reasonableness of the request.
We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:
•	the company has failed to adequately address these issues with shareholders,

•	there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

•	the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.
Ordinary Business Practices
We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.
Protection of Shareholder Rights
We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.
Barriers to Shareholder Action
We will generally vote for proposals to lower barriers to shareholder action.
Shareholder Rights Plans
We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.
VII. OTHER
We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.
We will vote against any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).
Reimbursement of Proxy Solicitation Expenses
Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

APPENDIX F
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.
     All information listed below is as of December 9, 2011.
Invesco California Tax-Free Income Fund

	Class A	Class B	Class C	Class Y
	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record
BNY Mellon Investment Servicing Inc Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	6.11%	—	—	—
Edward Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	16.21%	—	—	—
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	5.90%	—	8.49%	5.19%
Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	15.16%	83.41%	48.07%	79.88%
MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	—	—	8.93%	—
National Financial Services LLC Mutual Funds 200 Liberty St, 1WFC New York, NY 10281-1003	5.63%	—	—	—
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	7.11%	—	—	—

Invesco Equally-Weighted S&P 500 Fund

	Class A	Class B	Class C	Class R	Class Y
	Shares	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record
Charles Schwab & Co Inc Exclusive Benefit of Its Customers 101 Montgomery St San Francisco, CA 94104-4151	—	—	—	—	29.54%
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	7.87%	—	—	—
FIIOC FBO Herman Construction Svcs Inc 401K Savings Plan 100 Magellan Way Covington, KY 41015-1987	—	—	—	8.02%	—
Frontier Trustco FBO Bonacio Construction 401K PL P.O. BOX 10758 Fargo, ND 58106-0758	—	—	—	16.55%	—
Frontier Trustco FBO Firm 58 Retirement Savings Program P.O. BOX 10758 Fargo, ND 58106-0758	—	—	—	10.21%	—
Frontier Trustco FBO Guarantee Mortgage Corp 401 P.O. BOX 10758 Fargo, ND 58106-0758	—	—	—	5.77%	—
Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	60.25%	71.57%	70.69%	30.35%	49.17%
State Street Bank and Trust Co FBO ADP/Morgan Stanley Alliance 105 Rosemont Avenue Westwood, MA 02090-231	8.75%	—	—	—	—
UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055	—	—	5.60%	—	—
Invesco S&P 500 Index Fund

	Class A	Class B	Class C	Class Y
	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	—	9.05%	9.68%
MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	—	6.62%	—	—
Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	51.42%	66.80%	74.02%	77.62%
State Street Bank and Trust Co FBO ADP/Morgan Stanley Alliance 105 Rosemont Avenue Westwood, MA 02090-2318	23.05%	—	—	11.48%
UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055	—		5.24%	—
Invesco Van Kampen American Franchise Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
BNY Mellon Distributors Inc Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	19.98%	36.02%	—	—	—	—
Capital Bank & Trust Company Tr Alcan Rolled Products Ravenswood LLC Salaried Defined Contribution Plan 401K 8515 E Orchard Rd #2T2 Greenwood Vlg, CO 80111-5002	—	—	—	5.29%	—	—
Charles Schwab & Co Inc Exclusive Benefit of Its Customers 101 Montgomery St San Francisco, CA 94104-4151	—	—	—	—	—	12.73%
Citigroup Global Markets Inc Attn: Cindy Tempesta 333 West 34th Street 7th Floor New York, NY 10001-2402	—	—	8.21%	—	9.67%	—

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Edward Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	6.84%	—	—	—	—	—
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	—	7.43%	—	15.54%	—
Invesco Growth Allocation Fund OMNIBUS ACCOUNT c/o Invesco Advisors 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	—	—	—	—	—	36.91%
Invesco Moderate Asset Allocation Fund OMNIBUS ACCOUNT c/o Invesco Advisors 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	—	—	—	—	—	23.63%
Invesco Moderately Conservative Allocation Fund OMNIBUS ACCOUNT c/o Invesco Advisors 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	—	—	—	—	—	5.90%
MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	—	—	14.07%	9.06%	25.47%	11.97%
Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	—	—	5.95%	—	—	—
National Financial Services LLC The Exclusive Benefit of Cust One World Financial Center 200 Liberty St, 5th Fl Attn: Kate Recon New York, NY 10281-5503	—	—	—	—	14.54%	—
NFS LLC FBO Branch Banking & Trust Co Attn: Jason Susko 7823 National Service Rd Greensboro, NC 27409-9463	—	—	—	5.40%	—	—

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	—	—	6.43%	—	—	—
Relistar Insurance Co of New York One Orange Way B3N Windsor, CT 06095-4773	—	—	—	5.66%	—	—

Invesco Van Kampen Equity and Income Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
BNY Mellon Investment Services Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	9.88%	22.46%	—	—	—	—

Charles Schwab & Co Inc Onesource Omnibus Exclusive Benefit of Its Customers 101 Montgomery St San Francisco, CA 94104-4151	—	—	—	—	16.52%	—

Edward Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	24.53%	12.75%	—	—	—	—

First Clearing, LLC A/C Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	9.04%	8.87%	—	5.94%	—

Hartford Life Insurance Company Separate Account 401 Attn: UIT Operation 200 Hopmeadow St Weatogue, CT 06089-9793	—	—	—	24.45%	7.39%	—

Invesco Van Kampen Leaders Fund OMNIBUS ACCOUNT c/o Invesco Advisors 11 Greenway Plz Ste 2500 Houston, TX 77046-1134	—	—	—	—	—	28.28%

Raymond James OMNIBUS for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	—	—	5.93%	—	—	—

Minnesota Life Insurance Co 400 Robert Street N Ste A Saint Paul, MN 55101-2099	—	—	—	—	—	14.32%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	—	6.66%	13.50%	10.67%	12.86%	38.58%

Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	—	—	12.41%	—	—	—

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
National Financial Services LLC FBO Customers Mutual Funds 200 Liberty St, 5th Fl New York, NY 10281-5503	—	5.70%	6.21%	—	—	—

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	—	6.21%	8.61%	—	6.66%	—

Suntrust Bank 401K FBO Genuine Partnership Plan 25 Park Place 10th Fl Atlanta, GA 30303-2918	—	—	—	—	—	11.91%

Wells Fargo Bank FBO Unitrin Inc 401K 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	—	—	—	—	—	5.70%

Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	—	—	—	—	8.78%	—

Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	—	—	—	—	7.98%	—
Invesco Van Kampen Growth and Income Fund

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
BNY Mellon Distributors Inc Primerica Financial Services 760 Moore Road King of Prussia, PA 19406-1212	—	18.31%	—	—	—	—

Charles Schwab & Co Inc Onesource Omnibus Exclusive Benefit of Its Customers 101 Montgomery St San Francisco, CA 94104-4151	—	—	—	—	—	24.10%

Citigroup Global Markets Inc Attn: Mutual Funds Department Reconciliation & Accounts Control 333 West 34th Street 7th Floor New York, NY 10001-2402	—	—	8.42%	—	—	—

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Edward Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	18.64%	18.89%	—	—	39.12%	—

Fidelity Investments Institutional Operations Co Inc FBO Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1999	—	—	—	—	8.07%	16.92%

First Clearing, LLC A/C Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	—	7.03%	—	—	—

Hartford Life Insurance Company Separate Account 401 Attn: UIT Operation 200 Hopmeadow St Weatogue, CT 06089-9793	—	—	—	16.67%	—	—

Invesco Growth Allocation Fund OMNIBUS ACCOUNT c/o Invesco Advisors 11 Greenway Plz Ste 2500 Houston, TX 77046-1134	—	—	—	—	—	11.84%

Invesco Moderate Asset Allocation Fund OMNIBUS ACCOUNT c/o Invesco Advisors 11 Greenway Plz Ste 2500 Houston, TX 77046-1134	—	—	—	—	—	7.56%

MAC & CO Start/DPSP Plan Attn: Mutual Fund Operations P. O. Box 3198 Pittsburgh, PA 15230-3198	—	—	—	—	6.60%	—

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	—	5.22%	18.36%	6.64%	9.25%	11.40%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	—	9.16%	16.52%	—	10.80%	—

National Financial Services LLC FBO Customers Mutual Funds 200 Liberty St, 5th Fl New York, NY 10281-5503	—	—	5.46%	—	—	—

	Class A	Class B	Class C	Class R	Class Y	Institutional
	Shares	Shares	Shares	Shares	Shares	Class
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record	Record	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	—	—	7.85%	—	—	—

Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	—	—	—	12.03%	—	16.79%
Invesco Van Kampen Pennsylvania Tax Free Income Fund

	Class A	Class B	Class C	Class Y
	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage
	Owned of	Owned of	Owned of	Owned of
	Record	Record	Record	Record
AIM Advisors Inc Attn: Corporate Controller 1360 Peachtree St NE Atlanta, GA 30309-3283	—	—	—	5.64%

Citigroup Global Markets Inc Attn: Cindy Tempesta 7th Floor 333 West 34th Street 7th Floor New York, NY 10001-2402	—	6.02%	19.96%	—

Edward Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	6.86%	—	5.67%	—

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	20.04%	27.53%	10.17%	—

Jerry F Shoup Rev Dtd 5/18/01 Sylvia D Shoup Ttee Palmyra, PA 17078-3545	—	—	—	14.53%

Patrick T McGowan Joseph H McGowan Rosann M McGowan TTEE UW Joseph E. McGowan FBO Mary C. McGowan York, PA 17404-5542	—	—	—	60.56%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	—	—	11.36%	—

	Class A	Class B	Class C	Class Y
	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage
	Owned of	Owned of	Owned of	Owned of
	Record	Record	Record	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	—	5.19%	—	—

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	8.73%	11.97%	—	—

Sylvia D Shoup Rev Dtd 5/18/01 Sylvia D Shoup Ttee Palmyra, PA 17078-3545	—	—	—	14.56%
Invesco Van Kampen Small Cap Growth Fund

	Class A	Class B	Class C	Class Y
	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record
American Enterprise Investment Svcs P. O. Box 9446 Minneapolis, MN 55440-9446	36.56%	6.52%	5.46%	—

BNY Mellon Distributors Inc Primerica Financial Services 760 Moore Road King of Prussia, PA 19406-1212	—	19.46%	—	—

Edward Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	—	7.53%	—	—

Equitable Trust Co 4400 Harding Pike Ste 310 Nashville, TN 37205-2314	—	—	—	6.75%

Fidelity Investments Institutional Operations Co Inc FBO Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1999	—	—	—	30.09%

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	—	7.12%	7.51%	—

Massachusetts Life Insurance Co Attn RS Fund Operations 1295 State Street MIP C105 Springfield, MA 01111-0001	6.17%	—	—	—

	Class A	Class B	Class C	Class Y
	Shares	Shares	Shares	Shares
	Percentage	Percentage	Percentage	Percentage
Name and Address of	Owned of	Owned of	Owned of	Owned of
Principal Holder	Record	Record	Record	Record
MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	—	—	18.49%	—

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	—	—	9.12%	—

National Financial Services LLC FBO Customers Mutual Funds 200 Liberty St, 5th Fl New York, NY 10281-5503	—	7.30%	5.73%	5.06%

Orchard Trust Co LLC FBO Putnam Inv FBO Recordkeeping FBO Various Benefit 8515 E Orchard Rd #2T2 Greenwood VLG, CO 80111-5002	—	—	—	8.41%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	—	7.83%	8.81%	—

PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 300 Teamsters-National 401k Savings c/o GEM Group LP 1200 Three Gateway Center Pittsburgh, PA 15222	—	—	—	6.06%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	—	—	10.67%	—

T Rowe Price Retirement Plan Svcs FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	—	—	—	5.18%

Vanguard Fiduciary Trust Company AIM Funds Dtd 03/16/2000 Attn: Outside Funds P.O. 2900 K14 Valley Forge, PA 19482-2900	—	—	—	6.53%
Management Ownership
     As of December 9, 2011, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of the Fund.

APPENDIX G
MANAGEMENT FEES
     Information for periods prior to June 1, 2010, is that of the predecessor funds. Information for periods after June 1, 2010 is that of the Funds.
     For the fiscal year ended 2011, the management fees payable by each Fund, the amounts waived by the Adviser and the net fees paid by each Fund were as follows:

	2011
			Net
	Management	Management	Management
Fund Name	Fee Payable	Fee Waivers	Fee Paid
Invesco California Tax-Free Income Fund	$1,502,257	—	$1,502,257
Invesco Equally-Weighted S&P 500 Fund	1,247,860	$19,884	1,227,976
Invesco S&P 500 Index Fund	650,443	8,495	641,948
Invesco Van Kampen American Franchise Fund	12,028,491	2,020,882	10,007,609
Invesco Van Kampen Equity and Income Fund	41,159,458	479,572	40,679,885
Invesco Van Kampen Growth and Income Fund	25,136,962	462,153	24,674,809
Invesco Van Kampen Pennsylvania Tax Free Income Fund	879,274	—	879,274
Invesco Van Kampen Small Cap Growth Fund	9,528,179	534,910	8,993,269
     For the fiscal years ended in 2008, 2009 and 2010 (the prior fiscal year end of the Fund is indicated in parenthesis following the Fund’s name; Fund’s current fiscal year end is August 31), the predecessor fund and the Fund accrued compensation under its investment advisory agreement as follows:

Fund Name	2009	2010	August 31, 2010
Invesco California Tax-Free Income Fund (12/31)
Compensation Accrued	$1,595,400	N/A	$1,019,748
Total Compensation Paid (net of voluntary fee waiver)	1,405,009	N/A	951,200
     For the fiscal years ended in 2008, 2009 and 2010 (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; each Fund’s current fiscal year end is August 31), the predecessor funds and the Funds accrued compensation under its investment advisory agreement as follows:

	Compensation Accrued for the
	Fiscal Year ended
Fund Name	2009	2010	August 31, 2010
Invesco Equally-Weighted S&P 500 Fund (6/30)	$1,227,724	$1,160,602	$187,051
Invesco S&P 500 Index Fund (8/31)	651,672	N/A	668,657
     For the fiscal years ended in 2008, 2009 and 2010, as applicable, (the prior fiscal year end of the Fund is indicated in parenthesis following the Fund’s name; the Fund’s current fiscal year end is

August 31), advisory fees paid by the predecessor funds of the following Fund was reduced by the following amounts, relating to the predecessor fund’s short-term cash investments in the predecessor fund’s affiliated money market fund:

	Reduction of Advisory Fee Paid for the
	Fiscal Year End
Fund Name	2009	2010	August 31, 2010
Invesco Equally Weighted S&P 500 Fund (6/30)	$4,607	$6,210	$1,073
     For the fiscal years ended in 2008, 2009, 2010 and 2011, as applicable, (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; each Fund’s current fiscal year end is August 31), the predecessor funds and the Funds paid advisory fees as follows:

	Advisory Fee Paid ($000) for the
	Fiscal Year ended
Fund Name	2009 (000)	2010[1] (000)	August 31, 2010[2] (000)
Invesco Van Kampen American Franchise Fund (8/31)	$1,655 (net of fee waivers	N/A	$1,730 (net of fee waivers
Invesco Van Kampen Equity and Income Fund (12/31)	$39,905	N/A	$27,579 (net of fee waivers)
Invesco Van Kampen Growth and Income Fund (11/30)	$19,805	N/A	$17,302 (net of fee waivers)
Invesco Van Kampen Pennsylvania Tax Free Income Fund (9/30)	$833	N/A	$844 (net of fee waivers
Invesco Van Kampen Small Cap Growth Fund (3/31)	$4,407 (net of fee waivers)	$6,682 (net of fee waivers)	$3,441 (net of fee waivers)

[1]	The information is for the prior fiscal year end of the Fund.

[2]	The information is for the fiscal period from the end of the prior fiscal year end of the Fund, as indicated in parenthesis, to August 31, 2010.

     For the fiscal years ended in 2008, 2009 and 2010, as applicable, (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; each Fund’s current fiscal year end is August 31), the predecessor funds and the Funds waived advisory fees as follows:

	Advisory Fee Waived ($000) for the Fiscal
	Year ended
Fund Name	2009	2010[1]	August 31, 2010[2]
Invesco Van Kampen American Franchise Fund (8/31)	$133	N/A	$4
Invesco Van Kampen Equity and Income Fund (12/31)	N/A	N/A	$72
Invesco Van Kampen Growth and Income Fund (11/30)	N/A	N/A	$38
Invesco Van Kampen Small Cap Growth Fund (3/31)	$0	$0	$21,841

[1]	The information is for the prior fiscal year end of the Fund.

[2]	The information is for the fiscal period from the end of the prior fiscal year end of the Fund, as indicated in parenthesis, to August 31, 2010.

APPENDIX H
PORTFOLIO MANAGER FUND HOLDINGS AND
INFORMATION ON OTHER MANAGED ACCOUNTS
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
     The following information is as of August 31, 2011:

						Other Pooled
		Registered Investment				Investment Vehicles
	Dollar Range	Companies Managed				Managed (assets in		Other Accounts Managed
	of	(assets in millions)				millions)		(assets in millions)
Portfolio	Investments in Each	Number of				Number of		Number of
Manager	Fund[1]	Accounts		Assets		Accounts	Assets	Accounts	Assets
Invesco California Tax-Free Income Fund
Thomas Byron	None	32		$13,907.5		None	None	None	None
Robert Stryker	None	32		$13,907.5		None	None	None	None
Stephen Turman	None	30		$13,461.6		None	None	2	$116.5
Julius Williams	None	12		$2,535.7		None	None	None	None
Robert Wimmel	None	32		$13,907.5		None	None	None	None
Invesco Equally-Weighted S&P 500 Fund
Anthony Munchak	None	9	[2]	$1,259.7	[2]	10	$776.8	53	$5,610.2
Glen Murphy	None	9	[2]	$1,259.7	[2]	10	$776.8	53	$5,610.2
Francis Orlando	None	9	[2]	$1,259.7	[2]	10	$776.8	53	$5,610.2
Daniel Tsai	None	9	[2]	$1,259.7	[2]	10	$776.8	53	$5,610.2
Anne Unflat	None	9	[2]	$1,259.7	[2]	10	$776.8	53	$5,610.2
Invesco S&P 500 Index Fund
Anthony Munchak	None	9	[3]	$1,730.8	[3]	10	$776.8	53	$5,610.2

1	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2	This amount includes 9 funds that pay performance-based fees with $1,259.7 M in total assets under management.

3	This amount includes 9 funds that pay performance-based fees with $1,730.8 M in total assets under management.

						Other Pooled
		Registered Investment				Investment Vehicles
	Dollar Range	Companies Managed				Managed (assets in		Other Accounts Managed
	of	(assets in millions)				millions)		(assets in millions)
Portfolio	Investments in Each	Number of				Number of		Number of
Manager	Fund[1]	Accounts		Assets		Accounts	Assets	Accounts		Assets
Glen Murphy	None	9	[3]	$1,730.8	[3]	10	$776.8	53		$5,610.2
Francis Orlando	None	9	[3]	$1,730.8	[3]	10	$776.8	53		$5,610.2
Daniel Tsai	None	9	[3]	$1,730.8	[3]	10	$776.8	53		$5,610.2
Anne Unflat	None	9	[3]	$1,730.8	[3]	10	$776.8	53		$5,610.2
Invesco Van Kampen American Franchise Fund
Ido Cohen	$1 - $10,000	8		$4,987.7		None	None	None		None
Erik Voss	$1 - $10,000	6		$4,637.6		None	None	None		None
Invesco Van Kampen Equity and Income Fund
Thomas Bastian	Over $1,000,000	7		$11,193.1		None	None	68	[4]	$6,233.2	[4]
Chuck Burge	None	8		$4,265.3		8	$3,237.7	2		$205.0
Mark Laskin	$50,001 - $100,000	7		$11,193.1		None	None	68	[4]	$6,233.2	[4]
Mary Jayne Maly	over $1,000,000	7		$11,193.1		None	None	68	[4]	$6,233.2	[4]
Sergio Marcheli	$50,001 - $100,000	7		$11,193.1		None	None	68	[4]	$6,233.2	[4]
James Roeder	Over $1,000,000	7		$11,193.1		None	None	68	[4]	$6,233.2	[4]
Invesco Van Kampen Growth and Income Fund
Thomas Bastian	Over $1,000,000	7		$15,514.6		None	None	68	[4]	$6,233.2	[4]
Mark Laskin	$100,001 - $500,000	7		$15,514.6		None	None	68	[4]	$6,233.2	[4]
Mary Jayne Maly	$500,001 - $1,000,000	7		$15,514.6		None	None	68	[4]	$6,233.2	[4]
Sergio Marcheli	$50,001 - $100,000	7		$15,514.6		None	None	68	[4]	$6,233.2	[4]
James Roeder	Over $1,000,000	7		$15,514.6		None	None	68	[4]	$6,233.2	[4]
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Thomas Byron	None	32		$14,179.4		None	None	None		None
Robert Stryker	None	32		$14,179.4		None	None	None		None
Stephen Turman	None	30		$13,733.5		None	None	2		$116.5
Julius Williams	None	12		$2,807.7		None	None	None		None
Robert Wimmel	None	32		$14,179.4		None	None	None		None
Invesco Van Kampen Small Cap Growth Fund
Matthew Hart	$1 - $10,000	1		$173.8		None	None	None		None

4	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Other Pooled
		Registered Investment		Investment Vehicles
	Dollar Range	Companies Managed		Managed (assets in		Other Accounts Managed
	of	(assets in millions)		millions)		(assets in millions)
Portfolio	Investments in Each	Number of		Number of		Number of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Justin Speer	None	1	$173.8	None	None	None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[5]
Invesco [6,7]	One-, Three- and Five-year performance
Invesco Australia	against Fund peer group.
Invesco Deutschland

Invesco Senior Secured	N/A

Invesco Canada[6]	One-year performance against Fund peer group.
Three- and Five-year performance against
entire universe of Canadian funds.

Invesco Hong Kong[6]	One-, Three- and Five-year performance
Invesco Asset Management	against Fund peer group.

Invesco Japan[8]	One-, Three- and Five-year performance
against the appropriate Micropol benchmark.

5	Rolling time periods based on calendar year-end.

6	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

7	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

8	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

     Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.

APPENDIX I
ADMINISTRATIVE SERVICE FEES
     Information for periods prior to June 1, 2010, is that of the predecessor funds. Information for periods after June 1, 2010, is that of the Funds.
     The Funds paid the Adviser the following amounts for administrative services for the fiscal year ended 2011:

Fund	2011
Invesco California Tax-Free Income Fund	$103,515
Invesco Equally-Weighted S&P 500 Fund	279,173
Invesco S&P 500 Index Fund	154,668
Invesco Van Kampen American Franchise Fund	443,000
Invesco Van Kampen Equity and Income Fund	849,581
Invesco Van Kampen Growth and Income Fund	712,245
Invesco Van Kampen Pennsylvania Tax Free Income Fund	50,000
Invesco Van Kampen Small Cap Growth Fund	318,426
     For the fiscal years ended in 2008, 2009 and 2010, as applicable, (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; each Fund’s current fiscal year end is August 31), the predecessor funds and the Funds accrued compensation under their administration agreements as follows:

	Compensation Accrued
Fund	2009	2010[1]	August 31, 2010[2]
Invesco California Tax-Free Income Fund (12/31)	$271,557	N/A	$134,880
Invesco Equally-Weighted S&P 500 Fund (6/30)	818,483	$732,675	42,646
Invesco S&P 500 Index Fund (8/31)	434,448	N/A	379,042
     The predecessor funds of Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund and Invesco Van Kampen Small Cap Growth Fund (the Van Kampen predecessor funds) entered into other agreements described below:

[1]	The information is for the prior fiscal year end of the Fund.

[2]	The information is for the fiscal period from the end of the prior fiscal year end of the Fund, as indicated in parenthesis, to August 31, 2010.

Accounting Services Agreement
     The Van Kampen predecessor funds entered into an accounting services agreement pursuant to which the adviser provided accounting services to the Van Kampen predecessor funds supplementary to those provided by the custodian. Such services were expected to enable the Van Kampen predecessor funds to more closely monitor and maintain their accounts and records. The Van Kampen predecessor funds paid all costs and expenses of office space and the equipment necessary to render such services. Each Van Kampen predecessor fund shared together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.
Legal Services Agreement
     The Van Kampen predecessor funds entered into legal services agreements pursuant to which Van Kampen Investments provided legal services, including without limitation: accurate maintenance of such funds’ minute books and records, preparation and oversight of such funds’ regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the fund. Payment by the fund for such services was made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Van Kampen predecessor funds’ distributor also received legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Van Kampen predecessor funds’ distributor, one-half of such costs were allocated equally to each fund and the remaining one half of such costs were allocated among funds based on the type of fund and the relative net assets of the fund.
Chief Compliance Officer Employment Agreement
     Each Van Kampen predecessor fund entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, served as Chief Compliance Officer of each Van Kampen predecessor fund and other Van Kampen funds. The Van Kampen predecessor funds’ Chief Compliance Officer and his staff were responsible for administering the compliance policies and procedures of the Portfolios and other Van Kampen funds. The Van Kampen predecessor funds reimbursed Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Van Kampen predecessor funds shared together with other Van Kampen Funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.
Portfolio Payments Pursuant to These Agreements
     Pursuant to these agreements, the Van Kampen predecessor funds’ adviser or its affiliates received from each of the predecessor funds and the Funds approximate amounts as follows for the fiscal years ended in 2008, 2009 and 2010, as applicable, (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; the Fund’s current fiscal year end is August 31):

Fund	2008	2009	2010[1]	August 31, 2010[2]
Invesco Van Kampen American Franchise Fund (8/31)	$73,400	$59,600	N/A	$60,619
Invesco Van Kampen Pennsylvania Tax Free Income Fund (9/30)	51,500	47,100	N/A	49,606
Invesco Van Kampen Small Cap Growth Fund (3/31)	71,700	92,000	104,600	98,671
     The predecessor funds of Invesco Van Kampen Equity and Income Fund and Invesco Van Kampen Growth and Income Fund (the Van Kampen predecessor funds) entered into other agreements described below:
Accounting Services Agreement
     The Van Kampen predecessor funds entered into an accounting services agreement pursuant to which the adviser provided accounting services to the Van Kampen predecessor funds supplementary to those provided by the custodian. Such services were expected to enable the Van Kampen predecessor funds to more closely monitor and maintain their accounts and records. The Van Kampen predecessor funds paid all costs and expenses of office space and the equipment necessary to render such services. Each Van Kampen predecessor fund shared together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.
Chief Compliance Officer Employment Agreement
     The Van Kampen predecessor funds entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, served as Chief Compliance Officer of each Van Kampen predecessor fund and other Van Kampen funds. The predecessor funds’ Chief Compliance Officer and his staff were responsible for administering the compliance policies and procedures of the Portfolios and other Van Kampen funds. The Van Kampen predecessor funds reimbursed Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Van Kampen predecessor funds shared together with other Van Kampen Funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.
Portfolio Payments Pursuant to These Agreements
     Pursuant to these agreements, the Van Kampen predecessor fund’s adviser or its affiliates received from each of the predecessor funds and the Funds approximate amounts as follows for the

[1]	The information is for the prior fiscal year end of the Fund.

[2]	The information is for the fiscal period from the end of the prior fiscal year end of the Fund, as indicated in parenthesis, to August 31, 2010.

fiscal years ended in 2008, 2009 and 2010 (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; the Fund’s current fiscal year end is August 31):

Fund	2008	2009	August 31, 2010[2]
Invesco Van Kampen Equity and Income Fund (12/31)	$778,900	$770,600	$608,252
Invesco Van Kampen Growth and Income Fund (11/30)	421,600	393,900	367,102

[2]	The information is for the fiscal period from the end of the prior fiscal year end of the Fund, as indicated in parenthesis, to August 31, 2010.

APPENDIX J
BROKERAGE COMMISSIONS
     Information for periods prior to June 1, 2010, is that of the predecessor funds. Information for periods after June 1, 2010 is that of the Funds.
     For the fiscal years ended in 2008, 2009, 2010 and 2011 (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; the Fund’s current fiscal year end is August 31), the predecessor funds of the following Funds paid brokerage commissions as follows:

Fund	2009	August 31, 2010[1]	August 31, 2011
Invesco California Tax-Free Income Fund (12/31)	$27,709	$0	$0
Invesco S&P 500 Index Fund (8/31)	142,661	78,242	24,458
     The predecessor funds, pursuant to orders issued by the SEC, were permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the predecessor fund’s investment adviser.
     During the fiscal years ended in 2008, 2009 and 2010, the predecessor funds and the Funds did not effect any principal transactions with Morgan Stanley & Co.
     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges could have been affected through Morgan Stanley & Co. and other brokers and dealers affiliated with the predecessor fund’s investment adviser. In order for an affiliated broker or dealer to effect any portfolio transaction on an exchange for the predecessor funds, the commissions, fees or other remuneration received by the affiliated broker or dealer must have been reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the predecessor fund trustees, including the independent trustees, adopted procedures which they believed were reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer were consistent with the foregoing standard. A predecessor fund did not reduce the management fee it paid to the investment adviser by any amount of the brokerage commissions it may have paid to an affiliated broker or dealer.
     During the fiscal years ended in 2008, 2009 and 2010, the predecessor funds and the Funds did not pay any brokerage commissions to an affiliated broker or dealer.
     The predecessor fund, pursuant to an order issued by the SEC, was permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the predecessor fund’s investment adviser.

[1]	The information is for the fiscal period from the end of the prior fiscal year end of the Fund, as indicated in parenthesis, to August 31, 2010.

     For the fiscal years ended 2008, 2009, 2010 and 2011 (the prior fiscal year end of the Fund is indicated in parenthesis following the Fund’s name; the Fund’s current fiscal year end is August 31), the predecessor fund and the Fund of Invesco Equally-Weighted S&P 500 Fund paid brokerage commissions as follows:

Fund	2009	2010[1]	August 31, 2010[2]	August 31, 2011
Invesco Equally-Weighted S&P 500 Fund (06/30)	$1,630,545	$533,691	$501,705	$178,706
     Unless otherwise described below, each predecessor fund and the Fund paid no commissions to affiliated brokers during the last three fiscal years (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; the Fund’s current fiscal year end is August 31). Each predecessor fund and the Funds paid the commissions to brokers during the fiscal years shown as follows:
     For the fiscal year ended in 2011, the Funds paid brokerage commissions as follows:

Fiscal Year
Ended
Fund Name	2011
Invesco Van Kampen American Franchise Fund	$3,954,958
Invesco Van Kampen Equity and Income Fund	4,116,310
Invesco Van Kampen Growth and Income Fund	3,612,666
Invesco Van Kampen Pennsylvania Tax Free Income Fund	0
Invesco Van Kampen Small Cap Growth Fund	3,460,939

Fund	2009	2010[1]	August 31, 2010[2]
Invesco Van Kampen American Franchise Fund (8/31)
Total brokerage commissions	$495,536	N/A	$427,943
Commissions with Morgan Stanley & Co.	5,995	N/A	6,455
Commissions with Morgan Stanley DW Inc.	0	N/A	0
Percentage of commissions with affiliate to total commissions	1.21%	N/A	1.51%
Percentage of total value of brokerage transactions with affiliate	0.16%	N/A	0.48%
Commission paid for research services provided to Adviser	223,193	N/A	637,574
Value of research transactions	347,038,688	N/A	471,908,033

Invesco Van Kampen Small Cap Growth Fund (3/31)
Total brokerage commissions	3,598,244	$6,603,630	1,736,759

[1]	The information is for the prior fiscal year end of the Fund.

[2]	The information is for the fiscal period from the end of the prior fiscal year end of the Fund, as indicated in parenthesis, to August 31, 2010.

Fund	2009	2010[1]	August 31, 2010[2]
Commissions with Morgan Stanley & Co.	211,642	564,616	30,080
Commissions with Morgan Stanley DW Inc.	0	0	0
Percentage of commissions with affiliate to total commissions	5.88%	8.55%	1.73%
Percentage of total value of brokerage transactions with affiliate	1.06%	1.80%	0.33%
Commission paid for research services provided to Adviser	3,459,009	5,964,096	1,395,444
Value of research transactions	2,380,321,214	3,532,164,398	1,379,872,223
     For the fiscal years ended in 2008, 2009, 2010 and 2011 (the prior fiscal year end of each Fund is indicated in parenthesis following each Fund’s name; the Fund’s current fiscal year end is August 31), the predecessor funds and the Funds paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers (as applicable) as follows:

		Affiliated Broker
Fund	All Brokers	Morgan Stanley & Co.
Invesco Van Kampen Equity and Income Fund (12/31) August 31, 2010[2]	$3,779,916	$97,230
Fiscal Year 2009 Percentages:
Commissions with affiliate to total commissions		2.57%
Value of brokerage transactions with affiliate to total transactions		0.42%
2009	10,232,829	338,204
2008	10,464,161	160,949
Invesco Van Kampen Growth and Income Fund (11/30)
August 31, 2010[2]	3,294,135	59,370
Fiscal Year 2009 Percentages:
Commissions with affiliate to total commissions		1.80%
Value of brokerage transactions with affiliate to total transactions		0.11%
2009	8,300,062	252,320

		Affiliated Broker
Fund	All Brokers	Morgan Stanley & Co.
2008	7,566,933	62,972

Invesco Van Kampen Pennsylvania Tax Free Income Fund (9/30)
August 31, 2010[2]	0	0
Fiscal Year 2009 Percentages:
Commissions with affiliate to total commissions		0.00%
Value of brokerage transactions with affiliate to total transactions		0.00%
2009	0	0
2008	763	0

APPENDIX K
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
SECURITIES OF REGULAR BROKERS OR DEALERS
     Information for periods prior to June 1, 2010 is that of the predecessor funds. Information for periods after June 1, 2010 is that of the Funds.
Directed Brokerage
     For the fiscal years ended in 2011 the Funds paid brokerage commissions to brokers in connection with transactions because of research services provided as follows:

	Related Brokerage
	Commissions for	Transactions for
Fund Name	fiscal year ended	fiscal year ended
	2011	2011
Invesco California Tax-Free Income Fund	$0	$0
Invesco Equally-Weighted S&P 500 Fund	0	0
Invesco S&P 500 Index Fund	0	0
Invesco Van Kampen American Franchise Fund	$3,741,439.19	$5,269,831,011.19
Invesco Van Kampen Equity and Income Fund	3,689,325.18	3,141,649,428.52
Invesco Van Kampen Growth and Income Fund	3,253,857.39	2,625,468,453.68
Invesco Van Kampen Pennsylvania Tax Free Income Fund	0	0
Invesco Van Kampen Small Cap Growth Fund	3,004,772.98	2,186,008,877.77
Regular Broker-Dealers
     During the fiscal year ended, the Funds did not purchase securities of its “regular” broker or dealers.

K-1

APPENDIX L

PURCHASE, REDEMPTION AND PRICING OF SHARES
Class A2, A5, B5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A2, A5, B5, C5 or R5 of a specific Fund may make additional purchases into Class A2, A5, B5, C5 and R5, respectively, of such specific Fund. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Class A, B, C and R shares, shall include Class A2 and A5 (except Invesco Money Market Fund), Class B5, Class C5, and Class R5 shares, respectively, unless otherwise noted. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Invesco Cash Reserve Shares of Invesco Money Market Fund, shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.
Transactions through Financial Intermediaries
     If you are investing indirectly in an Invesco Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Invesco Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Invesco Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in Funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Invesco Funds.
     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.
Purchase and Redemption of Shares
Purchases of Class A Shares, Class A2 Shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, Class A5 shares of Invesco Money Market Fund and Invesco Balanced-Risk Retirement Funds and Invesco Cash Reserve Shares of Invesco Money Market Fund
     Initial Sales Charges. Each Invesco Fund (other than Invesco Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Distributors and participating dealers for their expenses incurred in connection with the distribution of the Invesco Funds’ shares. You may also be charged a transaction or other fee by the financial intermediary managing your account.

     Class A shares of Invesco Tax-Exempt Cash Fund and Invesco Cash Reserve Shares of Invesco Money Market Fund are sold without an initial sales charge.
Category I Funds
Invesco Asia Pacific Growth Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Capital Development Fund
Invesco Charter Fund
Invesco China Fund
Invesco Commodities Strategy Fund
Invesco Constellation Fund
Invesco Convertible Securities Fund
Invesco Developing Markets Fund
Invesco Diversified Dividend Fund
Invesco Dynamics Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Energy Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Global Advantage Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco Leisure Fund
Invesco Mid Cap Core Equity Fund
Invesco Moderate Allocation Fund
Invesco Moderately Conservative Allocation Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Real Estate Fund
Invesco S&P 500 Index Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Companies Fund
Invesco Structured Core Fund
Invesco Summit Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco U.S. Mid Cap Value Fund
Invesco Utilities Fund
Invesco Value Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Leaders Fund

Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Value Opportunities Fund

			Dealer
	Investor’s Sales Charge		Concession
	As a Percentage of	As a Percentage of	As a Percentage of
Amount of Investment in	the Public Offering	the Net Amount	the Net Amount
Single Transaction	Price	Invested	Invested
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.75	2.83	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
Category II Funds
Invesco California Tax-Free Income Fund
Invesco Core Plus Bond Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco High Yield Securities Fund
Invesco International Total Return Fund
Invesco U.S. Government Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen U.S. Mortgage Fund
Invesco High Income Municipal Fund
Invesco High Yield Fund
Invesco Municipal Bond Fund

			Dealer
	Investor’s Sales Charge		Concession
	As a Percentage of	As a Percentage of	As a Percentage of
Amount of Investment in	the Public Offering	the Net Amount	the Net Amount
Single Transaction	Price	Invested	Invested
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.25
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
Category III Funds
Invesco Limited Maturity Treasury Fund (Class A2 shares)
Invesco Tax-Free Intermediate Fund (Class A2 shares)

			Dealer
	Investor’s Sales Charge		Concession
	As a Percentage of	As a Percentage of	As a Percentage of
Amount of Investment in	the Public Offering	the Net Amount	the Net Amount
Single Transaction	Price	Invested	Invested
Less than $100,000	1.00%	1.01%	0.75%
$100,000 but less than $250,000	0.75	0.76	0.50
$250,000 but less than $1,000,000	0.50	0.50	0.40
As of the close of business on October 30, 2002, Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases. Effective February 1, 2010, Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund are renamed Class A2 shares.

Category IV Funds
Invesco Floating Rate Fund
Invesco Limited Maturity Treasury Fund (Class A shares)
Invesco Short Term Bond Fund
Invesco Tax-Free Intermediate Fund (Class A shares)

			Dealer
	Investor’s Sales Charge		Concession
	As a Percentage of	As a Percentage of	As a Percentage of
Amount of Investment in	the Public Offering	the Net Amount	the Net Amount
Single Transaction	Price	Invested	Invested
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.75	1.78	1.50
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 but less than $1,000,000	1.00	1.01	1.00
     Effective February 1, 2010, Class A3 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund are renamed Class A shares.
     Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A shares of Category I, II or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge (CDSC) if the investor redeems those shares within 18 months after purchase.
     Invesco Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the Invesco Funds may affect total compensation paid.
     Purchases of Class A Shares by Non-Retirement Plans. Invesco Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

Percent of Purchases
1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million
     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a “jumbo accumulation purchase.” With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).
     If an investor made a Large Purchase of Class A shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund (formerly the Class A3 funds) on and after October 31, 2002, and prior to February 1, 2010, and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.
     Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value (NAV) to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan’s purchase of such Class A shares is a new investment (as defined below):
Percent of Purchases
0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million
     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.
     A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of Invesco Fund shares, (ii) an exchange of Invesco Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of Invesco Fund shares, or (iv) money returned from another fund family. If Invesco Distributors pays a dealer concession in connection with a plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an Invesco Fund. If the applicable dealer of record is unable to establish that a plan’s purchase of Class A shares at NAV is a new investment, Invesco Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.
     With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).

     Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of Invesco Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as “Qualified Purchasers.”
Definitions
     As used herein, the terms below shall be defined as follows:

•	“Individual” refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

•	“Spouse” is the person to whom one is legally married under state law;

•	“Domestic Partner” is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

•	“Child” or “Children” include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

•	“Grandchild” or “Grandchildren” include biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a Child of a person standing in loco parentis;

•	“Parent” is a person’s biological or adoptive mother or father;

•	“Grandparent” is a Parent of a person’s biological or adoptive mother or father;

•	“Step-child” is the child of one’s Spouse by a previous marriage or relationship;

•	“Step-parent” is the Spouse of a Child’s Parent; and

•	“Immediate Family” includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children or Grandchildren) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

Individuals

•	an Individual (including his or her spouse or domestic partner, and children);

•	a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

•	a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

•	a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

a.	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the Invesco Funds will not accept separate contributions submitted with respect to individual participants);

b.	each transmittal is accompanied by checks or wire transfers; and

c.	if the Invesco Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the Invesco Funds.
Letters of Intent
     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent (LOI); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.
     The LOI confirms the total investment in shares of the Invesco Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:
Calculating the Initial Sales Charge

•	Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below under “Rights of Accumulation” if Invesco Investment Services, Inc., the Invesco Funds’ transfer agent (Transfer Agent) is advised of all other accounts at the time of the investment.

•	Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

•	If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

•	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser generally will have to pay the increased amount of sales charge.

•	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will reserve, in escrow or similar arrangement, in the form of shares, an appropriate dollar amount computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those reserved, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the reserved shares will be promptly released.

•	If the intended investment is not completed, the purchaser generally will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the total amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the Transfer Agent will surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Distributors or its designee.

•	If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of reserved shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege
     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges
     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.
Rights of Accumulation
     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the Invesco Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the Invesco Funds owned by such purchaser, calculated at their then current public offering price.
     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any Invesco Fund with a value of $30,000 and wishes to invest an additional $30,000 in a Fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 4.50% will apply to the full $30,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint.
     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.
     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.
     If an investor’s new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares may be subject to a 1% CDSC if the investor redeems them prior to the end of the 18 month holding period.
     Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the Invesco Funds without payment of the applicable sales charge other than to Qualified Purchasers.
     Purchases of Class A shares of Invesco Tax-Exempt Cash Fund and Class A5 shares or Invesco Cash Reserve Shares of Invesco Money Market Fund and Investor Class shares of any Invesco Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.
     Purchases of Class A Shares at Net Asset Value. Invesco Distributors permits certain categories of persons to purchase Class A shares of Invesco Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the Invesco Funds or with Invesco and certain programs for purchase. It is the purchaser’s responsibility to notify Invesco Distributors or its designee of any qualifying relationship at the time of purchase.

     Invesco Distributors believes that it is appropriate and in the Invesco Funds’ best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Distributors without payment of a sales charge.
     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

•	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above;

•	Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Fiserv Output Solutions, a division of Fiserv Solutions, Inc.;

•	Any registered representative or employee of any intermediary who has an agreement with Invesco Distributors to sell shares of the Invesco Funds (this includes any members of their Immediate Family);

•	Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);

•	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account;

Employer-sponsored retirement plans (the Plan or Plans) that are Qualified Purchasers, as defined above, provided that such Plans:

a.	have assets of at least $1 million; or

b.	have at least 100 employees eligible to participate in the Plan; or

c.	execute through a single omnibus account per Fund; further provided that Plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the Plan or the number of eligible employees unless the employer or Plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

•	“Grandfathered” shareholders as follows:

a.	Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the Invesco Funds;

b.	Shareholders of record of Class H, Class L, Class P and/or Class W of applicable predecessor funds on May 28, 2010 who have continuously owned shares of the corresponding Invesco Funds;

c.	Shareholders of record or discretionary advised clients of any investment adviser holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of Invesco Constellation Fund or Invesco Charter Fund, respectively;

d.	Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of Invesco Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of Invesco Constellation Fund is effected within 30 days of the redemption or repurchase;

e.	A shareholder of a Fund that merges or consolidates with an Invesco Fund or that sells its assets to an Invesco Fund in exchange for shares of an Invesco Fund;

f.	Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

g.	Certain former AMA Investment Advisers’ shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

h.	Shareholders of record of Advisor Class shares of an Invesco Fund on February 11, 2000 who have continuously owned shares of that Invesco Fund, and who purchase additional shares of that Invesco Fund;

i.	Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

j.	Shareholders of record of Class B shares of Invesco Global Dividend Growth Securities Fund on May 20, 2011, who have continuously owned shares and who purchase additional Class A shares of Invesco Global Core Equity Fund, respectively; and

k.	Shareholders of record of Class B shares of Invesco Van Kampen Global Equity Allocation Fund on May 20, 2011, who have continuously owned shares and who purchase additional Class A shares of Invesco Global Core Equity Fund, respectively.

•	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

•	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

•	Insurance company separate accounts;

•	Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

a.	such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

b.	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

c.	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

•	Transfers to IRAs that are attributable to Invesco Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

•	Rollovers from Invesco held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco IRA.

Rollovers from Invesco held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco IRA.
     In addition, an investor may acquire shares of any of the Invesco Funds at net asset value in connection with:

•	reinvesting dividends and distributions;

•	exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;

•	the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Investment Services;

•	as a result of a Fund’s merger, consolidation or acquisition of the assets of another Fund;

•	the purchase of Class A shares with proceeds from the redemption of Class B, Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or

•	when buying Class A shares of Invesco Tax-Exempt Cash Fund.

•	Unit investments trusts sponsored by Invesco Distributors or its affiliates.

•	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A shares of the Invesco Funds. The Invesco Funds reserve the right to modify or terminate this program at any time.

     Payments to Dealers. Invesco Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
     The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, “financial advisers” include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Distributors or one or more of its corporate affiliates (collectively, the Invesco Distributors Affiliates). In addition to those payments, Invesco Distributors Affiliates may make additional cash payments to financial advisers in connection with the promotion and sale of shares of the Invesco Funds. Invesco Distributors Affiliates make these payments from their own resources, from Invesco Distributors’ retention of underwriting concessions and from payments to Invesco Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Distributors Affiliates will be reimbursed directly by the Invesco Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial adviser, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisers that sell shares of the Invesco Funds receive one or more types of these cash payments. Financial advisers negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial adviser to another. Invesco Distributors Affiliates do not make an independent assessment of the cost of providing such services.
     Certain financial advisers listed below received one or more types of the following payments during the prior calendar year. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisers not listed below. Accordingly, please contact your financial adviser to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.
     Financial Support Payments. Invesco Distributors Affiliates make financial support payments as incentives to certain financial advisers to promote and sell shares of Invesco Funds. The benefits Invesco Distributors Affiliates receive when they make these payments include, among other things, placing Invesco Funds on the financial adviser’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial adviser’s sales force or to the financial adviser’s management. Financial support payments are sometimes referred to as “shelf space” payments because the payments compensate the financial adviser for including Invesco Funds in its Fund sales system (on its sales shelf). Invesco Distributors Affiliates compensate financial advisers differently depending typically on the level and/or type of considerations provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based adviser programs — some of which may generate certain other payments described below).
     The financial support payments Invesco Distributors Affiliates make may be calculated on sales of shares of Invesco Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial adviser during the particular period. Such payments also may be calculated on the average daily net assets of the applicable Invesco Funds attributable to that particular financial adviser (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of Invesco Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Invesco Funds in investor accounts. Invesco Distributors Affiliates may pay a financial adviser either or both Sales-Based Payments and Asset-Based Payments.
     Sub-Accounting and Networking Support Payments. Invesco Investment Services, an Invesco Distributors Affiliate, acts as the transfer agent for the Invesco Funds, registering the transfer, issuance and redemption of Invesco Fund shares, and disbursing dividends and other distributions to Invesco Funds shareholders. However, many Invesco Fund shares are owned or held by financial advisers, as that term is defined above, for the benefit of their customers. In those cases, the Invesco Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial adviser. In these situations, Invesco Distributors Affiliates may make payments to financial advisers that sell Invesco Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Distributors Affiliates also may make payments to certain financial advisers that sell Invesco Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.
     All fees payable by Invesco Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the Invesco Funds, subject to certain limitations approved by the Board of the Trust.
     Other Cash Payments. From time to time, Invesco Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of a Fund. Such compensation provided by Invesco Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial adviser, one-time payments for ancillary services such as setting up funds on a financial adviser’s mutual fund trading systems, financial assistance to financial advisers that enable Invesco Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA) (formerly, NASD, Inc.). Invesco Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
     Invesco Distributors Affiliates are motivated to make the payments described above because they promote the sale of Invesco Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of Invesco Funds or retain shares of Invesco Funds in their clients’ accounts, Invesco Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Distributors Affiliates by the Invesco Funds with respect to those assets.
     In certain cases these payments could be significant to the financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial adviser about any payments it receives from Invesco Distributors Affiliates or the Invesco Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial adviser at the time of purchase.
Certain Financial Advisers that Receive One or More Types of Payments
1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.AIG Retirement
Advantage Capital Corporation Advest Inc.
Allianz Life
Allstate
American Portfolios Financial Services Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise APS Financial Corporation
Ascensus
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bank of America
Bank of Oklahoma
BCG Securities
Bear Stearns Securities Corp.
Benefit Plans, Inc.
BOSC, Inc.
Branch Banking & Trust Company
Brinker Capital
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Insurance Life Annuity
Chase Citibank, N.A.
Citigroup
Citistreet
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass Bank
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Deutsche Bank Securities, Inc.
Diversified Investment Advisors
Dorsey & Company Inc.
Edward Jones & Co.
Equity Services, Inc.
Expertplan
Fidelity
Fifth Third Bank
Fifth Third Securities, Inc.
Financial Data Services Inc.
Financial Network Investment Corporation
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE Capital Life Insurance Company of New York
GE Life & Annuity Company
Genworth
Genworth Financial Securities Corp.
Glenbrook Life and Annuity Company
Goldman, Sachs & Co.
Great West Life
Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.

Hare and Company
Hartford
H.D. Vest
Hewitt Financial Services
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
Huntington Capital
Huntington National Bank
The Huntington Investment Company
ICMA Retirement Corporation ING
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
J.M. Lummis Securities
JP Morgan
Kanaly Trust Company
Kemper
LaSalle Bank, N.A.
Lincoln Financial
Lincoln Investment Planning
Loop Capital Markets, LLC
LPL Financial Corp.
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon Bank N.A.
Mellon Financial
Mellon Financial Markets
Mercer Trust Company
Merrill Lynch
Metlife
Metropolitan Life
Meyer Financial Group, Inc.
Minnesota Life Insurance Co.
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
MSCS Financial Services, LLC
Multi-Financial Securities Corporation
Municipal Capital Markets Group, Inc.
Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Financial Services Corporation
National Planning Corporation
National Planning Holdings
National Retirement Partners Inc.
Nationwide
New York Life
Next Financial Group, Inc.
NFP Securities Inc.
NRP Financial
Northeast Securities, Inc.
Northwestern Mutual Investment Services
OneAmerica Financial Partners Inc.
Oppenheimer & Company, Inc.
Oppenheimer Securities
Oppenheimer Trust Company
Pacific Life
Penn Mutual Life
Penson Financial Services
Pershing LLC
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray
PJ Robb
Plains Capital Bank
Plan Administrators
Planco
PNC Bank, N.A.
PNC Capital Markets LLC
PNC Investments, LLC
Primevest Financial Services, Inc.
Princeton Retirement Group, Inc.
Principal Financial
Proequities, Inc.
Prudential
R B C Dain Rauscher, Inc.
RBC Wealth Management
Raymond James
Ridge Clearing
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
Riversource (Ameriprise)
RSBCO
S I I Investments, Inc.
SagePoint Financial, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Scott & Stringfellow, Inc.
Securities America, Inc.
Securian Financial Services, Inc.
Security Distributors, Inc.
Sentra Securities
Signator Investors, Inc.
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Smith Barney Inc.
Smith Hayes Financial Services
Southwest Securities
Sovereign Bank
Spelman & Company
State Farm
State Street Bank & Trust Company
Sterne Agee Financial Services, Inc.
Stifel Nicolaus & Company
Summit Brokerage Services, Inc.
Summit Equities, Inc.
SunAmerica Securities, Inc.
SunGard
Sun Life
SunTrust
SunTrust Robinson Humphrey, Inc.
SWS Financial Services, Inc.
Symetra Investment Services Inc.
TD Ameritrade
The (Wilson) William Financial Group
TFS Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life
Transamerica Capital Inc.
Transamerica Treasury Curve, LLC
Treasury Strategies
T Rowe Price
Trust Management Network, LLC
U.S. Bancorp
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank
Union Bank of California, N.A.
Union Central
United Planners Financial
USB Financial Services, Inc.
US Bank
U.S. Bank, N.A.
UVEST
USI Securities, Inc.
The Vanguard Group
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Vining Sparks IBG, LP
Wachovia Capital Markets, LLC
Wachovia
Waddell & Reed, Inc.
Wadsworth Investment Co., Inc.
Wall Street Financial Group, Inc.
Waterstone Financial Group, Inc.

Wells Fargo
Woodbury Financial Services, Inc.
Zions Bank

Purchases of Class B Shares
     New or additional investments in Class B shares are no longer permitted; but investors may pay a CDSC if they redeem their shares within a specified number of years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the Invesco Funds at the time of such sales. Payments are equal to 4.00% of the purchase price, which generally consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.
Purchases of Class C Shares
     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Investors in Class C shares may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into Invesco Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Invesco Funds (except for Class C shares of Invesco Short Term Bond Fund) at the time of such sales. Payments with respect to Invesco Funds other than Invesco Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to Invesco Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Invesco Funds on or after May 1, 1995, and in circumstances where Invesco Distributors grants an exemption on particular transactions.
Payments with Regard to Converted Class K Shares
     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares’ Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Distributors’ own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.
Purchase and Redemption of Class P Shares
     Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see Invesco Summit Fund’s Prospectus for details.
Purchases of Class R Shares
     Class R shares are sold at net asset value, and are not subject to an initial sales charge. For purchases of Class R shares of Category I, II or IV Funds, Invesco Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an Invesco Fund was offered as an investment option:

Percent of Cumulative Purchases
0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million
     With regard to any individual purchase of Class R shares, Invesco Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan’s account(s).
Purchases of Class S Shares
     Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S Shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option. Class S shares have a 12b-1 fee of 0.15%.
Purchases of Class Y Shares
     Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.
Purchases of Investor Class Shares
     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.
Purchases of Institutional Class Shares
     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.
Exchanges
     Terms and Conditions of Exchanges. Normally, shares of an Invesco Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a Fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Redemptions
     General. Shares of the Invesco Funds may be redeemed directly through Invesco Distributors or through any dealer who has entered into an agreement with Invesco Distributors. In addition to the Funds’ obligation to redeem shares, Invesco Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Investment Services, the Funds’ transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.
     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of Fund not reasonably practicable. With respect to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, in the event that the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust as defined in the 1940 Act, determines that the extent of the deviation between the Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Board of Trustees has the authority to suspend redemptions of the Fund shares.
     Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an Invesco Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.
     Payments under a Systematic Redemption Plan constitute taxable events. Because such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Also because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.
     Each Invesco Fund bears its share of the cost of operating the Systematic Redemption Plan.
Contingent Deferred Sales Charges Imposed upon Redemption of Shares
     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into or Invesco Short Term Bond Fund). (In addition, no CDSC applies to Class A2 shares.) See the Prospectus for additional information regarding CDSCs.

     Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:

•	Redemptions of shares of Category I, II or IV Funds held more than 18 months;

•	Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

•	Redemptions of shares by the investor where the investor’s dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

•	Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

•	Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and

•	Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.

     Contingent Deferred Sales Charge Exceptions for Class B and C Shares. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

•	Additional purchases of Class C shares of Invesco International Core Equity Fund and Invesco Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to Invesco International Core Equity Fund, and Invesco Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;

•	Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of Invesco and its affiliates.

CDSCs will not apply to the following redemptions of Class C shares:

•	A total or partial redemption of shares where the investor’s dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and

•	Redemptions of Class C shares of a Fund other than Invesco Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of Invesco Short Term Bond Fund.

General Information Regarding Purchases, Exchanges and Redemptions
     Good Order. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Investment Services policy and procedures and U.S. regulations. Invesco Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive the current price. To be in good order, an investor or financial intermediary must supply Invesco Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.
     Authorized Agents. Invesco Investment Services and Invesco Distributors may authorize agents to accept purchase and redemption orders that are in good order on behalf of the Invesco Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.
     Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of each Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. Invesco Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Investment Services’ current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution” and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Investment Services.
     Transactions by Telephone. By signing an account application form, an investor agrees that Invesco Investment Services may surrender for redemption any and all shares held by Invesco Investment Services in the designated account(s), or in any other account with any of the Invesco Funds, present or future, which has the identical registration as the designated account(s). Invesco Investment Services and Invesco Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the Invesco Funds, provided that such Fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Investment Services and Invesco Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.
     Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Investment Services nor Invesco Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder’s personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the Invesco Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.
     Abandoned Property. It is the responsibility of the investor to ensure that Invesco Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to Invesco Investment Services. Upon receiving returned mail, Invesco Investment Services will attempt to locate the investor or rightful owner of the account. If Invesco Investment Services is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. Invesco Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

     Retirement Plans Sponsored by Invesco Distributors. Invesco Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the Funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial adviser or other intermediary for details.
     Miscellaneous Fees. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

•	an annual custodial fee on accounts where Invesco Distributors acts as the prototype sponsor;

•	expedited mailing fees in response to overnight redemption requests; and

•	copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.
Institutional Class Shares
     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Investment Services, Inc. at P.O. Box 219078, Kansas City, Missouri 64121-9078. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Investment Services.
     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor’s payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.
     A financial intermediary may submit a written request to Invesco Investment Services for correction of transactions involving Fund shares. If Invesco Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.
     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.
     Generally payment for redeemed shares is made by Federal Reserve wire to the account designated in the investor’s account application. By providing written notice to his financial intermediary or to Invesco Investments Services, an investor may change the account designated to receive redemption proceeds. Invesco Investment Services may request additional documentation.
     Invesco Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity.

Offering Price
     The following formula may be used to determine the public offering price per Class A share of an investor’s investment:
     Net Asset Value / (1 — Sales Charge as % of Offering Price) = Offering Price. For example, at the close of business on August 31, 2011, Invesco California Tax-Free Income fund — Class A shares had a net asset value per share of $11.35. The offering price, assuming an initial sales charge of 4.75%, therefore was $11.92
     Institutional Class shares of the Invesco Funds are offered at net asset value.
Calculation of Net Asset Value
     Each Invesco Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE on each business day of the Invesco Fund. In the event the NYSE closes early on a particular day, each Invesco Fund determines its net asset value per share as of the close of the NYSE on such day. Futures contracts may be valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Invesco Funds determine net asset value per share by dividing the value of an Invesco Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of an Invesco Fund’s net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Invesco Fund’s financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Invesco Fund at period end.
     A security listed or traded on an exchange (excluding convertible bonds) held by an Invesco Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

     Short-term investments (including commercial paper) are valued at amortized cost when the security has 60 days or less to maturity.
     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of an Invesco Fund’s shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Invesco Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.
     Invesco Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Invesco Fund. Because the net asset value per share of each Invesco Fund is determined only on business days of the Invesco Fund, the value of the portfolio securities of an Invesco Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Invesco Fund.
     Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Redemptions in Kind
     Although the Invesco Funds generally intend to pay redemption proceeds solely in cash, the Invesco Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, an Invesco Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Invesco Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Invesco Funds made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of an Invesco Fund, is obligated to redeem for cash all shares presented to such Invesco Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Invesco Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.
Backup Withholding
     Accounts submitted without a correct, certified taxpayer identification number (TIN) or, alternatively, a correctly completed and currently effective Internal Revenue Service (IRS) Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information generally will be subject to backup withholding.
     Each Invesco Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Invesco Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Invesco Fund with a TIN and a certification that he is not subject to backup withholding.
     An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Invesco Fund;

2.	the IRS notifies the Invesco Fund that the investor furnished an incorrect TIN;

3.	the investor or the Invesco Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Invesco Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.
     Certain payees and payments are exempt from backup withholding and information reporting. Invesco or Invesco Investment Services will not provide Form 1099 to those payees.
     Investors should contact the IRS if they have any questions concerning withholding.
     IRS Penalties — Investors who do not supply the Invesco Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.
     Nonresident Aliens — Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.

APPENDIX M
AMOUNTS PAID PURSUANT TO DISTRIBUTIONS PLAN
     A list of amounts paid by each class of shares to Invesco Distributors pursuant to the Plans for the fiscal year ended 2011:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Invesco California Tax-Free Income Fund	$132,624	$553,785	$125,765	N/A
Invesco Equally-Weighted S&P 500 Fund	1,690,347	1,086,792	706,721	$2,381
Invesco S&P 500 Index Fund	942,317	568,699	686,394	N/A
Invesco Van Kampen American Franchise Fund	4,020,465	992,873	808,144	25,544
Invesco Van Kampen Equity and Income Fund	20,724,169	5,306,488	12,685,821	969,683
Invesco Van Kampen Growth and Income Fund	11,577,995	578,542	2,912,311	757,392
Invesco Van Kampen Pennsylvania Tax Free Income Fund	330,875	9,225	101,437	N/A
Invesco Van Kampen Small Cap Growth Fund	2,234,625	57,483	556,902	N/A
     For the fiscal year ended 2011, there were unreimbursed distribution-related expenses with respect to the following Funds:

Fund	Class B Shares	Class C Shares
Invesco California Tax-Free Income Fund	$85,756	$24,756
Invesco Equally-Weighted S&P 500 Fund	38,924,116	28,257
Invesco S&P 500 Index Fund	18,845,788	49,835
Invesco Van Kampen American Franchise Fund	0	2,641,573
Invesco Van Kampen Equity and Income Fund	19,159,585	72,564
Invesco Van Kampen Growth and Income Fund	0	0
Invesco Van Kampen Pennsylvania Tax Free Income Fund	0	1,645
Invesco Van Kampen Small Cap Growth Fund	0	24,626

M-1

APPENDIX N
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS
     Information for periods prior to June 1, 2010 is that of the predecessor funds. Information for periods afer June 1, 2010 is that of the Funds.
     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2011 follows:

		Printing &		Underwriters		Travel Relating to
	Advertising	Mailing	Seminars	Compensation	Dealers Compensation	Marketing	Personnel
Invesco California Tax-Free Income Fund	$0	$0	$0	$0	$132,624	$0	$0
Invesco Equally-Weighted S&P 500 Fund	0	0	0	0	1,690,347	0	0
Invesco S&P 500 Index Fund	0	0	0	0	972,317	0	0
Invesco Van Kampen American Franchise Fund	0	0	0	0	4,020,465	0	0
Invesco Van Kampen Equity and Income Fund	0	0	0	0	20,724,169	0	0
Invesco Van Kampen Growth and Income Fund	0	0	0	0	11,577,995	0	0
Invesco Van Kampen Pennsylvania Tax Free Income Fund	0	0	0	0	330,875	0	0
Invesco Van Kampen Small Cap Growth Fund	0	0	0	0	2,234,625	0	0
     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended August 31, 2011 follows:

		Printing &		Underwriters		Travel Relating to
	Advertising	Mailing	Seminars	Compensation	Dealers Compensation	Marketing	Personnel
Invesco California Tax-Free Income Fund	$4,456	$166	$924	$0	$531,602	$924	$15,713
Invesco Equally-Weighted S&P 500 Fund	121	0	60	815,094	271,097	360	60
Invesco S&P 500 Index Fund	18	0	0	426,525	141,608	548	0
Invesco Van Kampen American Franchise Fund	248	9	52	654,931	334,122	3,459	52
Invesco Van Kampen Equity and Income Fund	2,536	81	541	2,131,992	3,139,936	30,680	722
Invesco Van Kampen Growth and Income Fund	483	18	100	1,385	571,040	5,315	201
Invesco Van Kampen Pennsylvania Tax Free Income Fund	0	0	0	26	9,072	127	0
Invesco Van Kampen Small Cap Growth Fund	0	0	0	3,458	53,489	536	0

N-1

     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2011 follows:

		Printing &		Underwriters		Travel Relating to
	Advertising	Mailing	Seminars	Compensation	Dealers Compensation	Marketing	Personnel
Invesco California Tax-Free Income Fund	$0	$0	$0	$5,877	$118,419	$0	$1,469
Invesco Equally-Weighted S&P 50000 Fund	681	0	227	37,046	660,588	7,952	227
Invesco S&P 500 Index Fund	1,317	0	0	34,941	644,207	659	5,270
Invesco Van Kampen American Franchise Fund	4,441	209	1,163	82,687	703,364	1,163	15,117
Invesco Van Kampen Equity and Income Fund	56,883	2,174	12,080	1,411,768	10,993,529	16,107	193,280
Invesco Van Kampen Growth and Income Fund	12,084	451	2,507	325,952	2,523,682	3,761	43,874
Invesco Van Kampen Pennsylvania Tax Free Income Fund	0	0	0	11,396	88,141	0	1,900
Invesco Van Kampen Small Cap Growth Fund	2,086	0	1,042	61,992	491,360	1,042	9,380
     An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended August 31, 2011 follows:

		Printing &		Underwriters		Travel Relating to
	Advertising	Mailing	Seminars	Compensation	Dealers Compensation	Marketing	Personnel
Invesco California Tax-Free Income Fund	—	—	—	—	—	—
Invesco Equally-Weighted S&P 500 Fund	$83	$2	$24	$880	$1,003	$30	$359
Invesco S&P 500 Index Fund	—	—	—	—	—	—	—
Invesco Van Kampen American Franchise Fund	289	14	136	3,881	19,469	135	1,620
Invesco Van Kampen Equity and Income Fund	1,837	96	841	25,033	930,538	852	10,486
Invesco Van Kampen Growth and Income Fund	3,037	158	1,362	40,826	693,543	1,388	17,078
Invesco Van Kampen Pennsylvania Tax Free Income Fund	—	—	—	—	—	—	—
Invesco Van Kampen Small Cap Growth Fund	—	—	—	—	—	—	—

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APPENDIX O
TOTAL SALES CHARGES
     Information for periods prior to June 1, 2010, is that of the predecessor funds. Information for periods after June 1, 2010 is that of the Funds.
     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Distributors for the fiscal year ended 2011:

	2011
	Sales Charges	Amount Retained
Invesco California Tax-Free Income Fund	$86,227	$7,347
Invesco Equally-Weighted S&P 500 Fund	348,079	38,886
Invesco S&P 500 Index Fund	166,221	17,225
Invesco Van Kampen American Franchise Fund	1,789,682	202,185
Invesco Van Kampen Equity and Income Fund	13,117,007	1,489,033
Invesco Van Kampen Growth and Income Fund	3,047,845	363,411
Invesco Van Kampen Pennsylvania Tax Free Income Fund	108,559	8,802
Invesco Van Kampen Small Cap Growth Fund	460,502	52,910
     The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by Invesco Distributors for the fiscal year ended 2011:

2011
Invesco California Tax-Free Income Fund	$31,495
Invesco Equally-Weighted S&P 500 Fund	65,551
Invesco S&P 500 Index Fund	35,649
Invesco Van Kampen American Franchise Fund	187,522
Invesco Van Kampen Equity and Income Fund	1,392,628
Invesco Van Kampen Growth and Income Fund	226,816
Invesco Van Kampen Pennsylvania Tax Free Income Fund	8,349
Invesco Van Kampen Small Cap Growth Fund	40,096

O-1